UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22559

First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Semi-Annual Report
For the Six Months Ended
April 30, 2019

Energy Income Partners, LLC
---------------------------


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--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust North American Energy Infrastructure Fund (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

The investment objective of the First Trust North American Energy Infrastructure
Fund (the "Fund") is to seek total return. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets
(including investment borrowings) in equity securities of companies deemed by
Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") to be engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure
Companies"). The Fund will invest principally in Energy Infrastructure
Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The
Fund may not be appropriate for all investors.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                           6 Months Ended   1 Year Ended   5 Years Ended   Inception (6/20/12)   5 Years Ended   Inception (6/20/12)
                              4/30/19         4/30/19         4/30/19          to 4/30/19           4/30/19          to 4/30/19

FUND PERFORMANCE
NAV                            11.97%          14.04%          3.53%              6.96%             18.93%              58.69%
Market Price                   12.02%          13.84%          3.49%              6.95%             18.73%              58.60%

INDEX PERFORMANCE
Blended Benchmark(1)            7.72%          12.13%          2.63%              6.30%             13.86%              52.08%
S&P 500(R) Index                9.76%          13.49%         11.63%             14.33%             73.32%             150.68%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1)   The Blended Benchmark consists of the following two indices: 50% of the
      PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master
      Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                38.57%
Natural Gas Transmission                     32.29
Petroleum Product Transmission               12.86
Crude Oil Transmission                       12.31
Propane                                       2.25
Coal                                          0.93
Other                                         0.79
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------------
TransCanada Corp.                             7.88%
Enterprise Products Partners, L.P.            6.38
Kinder Morgan, Inc.                           5.66
Williams (The) Cos., Inc.                     5.12
NextEra Energy, Inc.                          4.74
Exelon Corp.                                  4.71
NextEra Energy Partners, L.P.                 4.08
Plains GP Holdings L.P., Class A              4.06
Enbridge, Inc.                                4.01
Public Service Enterprise Group, Inc.         3.99
                                            -------
     Total                                   50.63%
                                            =======


                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JUNE 20, 2012 - APRIL 30, 2019

            First Trust North American       Blended       S&P 500(R)
            Energy Infrastructure Fund      Benchmark        Index
6/20/12              $10,000                 $10,000        $10,000
10/31/12              10,690                  10,609         10,495
4/30/13               12,379                  12,218         12,008
10/31/13              12,138                  12,041         13,347
4/30/14               13,341                  13,356         14,463
10/31/14              14,861                  14,356         15,652
4/30/15               15,005                  13,777         16,341
10/31/15              12,793                  12,018         16,467
4/30/16               13,004                  12,510         16,538
10/31/16              14,330                  13,065         17,209
4/30/17               14,896                  14,102         19,501
10/31/17              14,768                  13,874         21,276
4/30/18               13,914                  13,562         22,089
10/31/18              14,171                  14,117         22,840
4/30/19               15,869                  15,208         25,068


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013, through
April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     231          0          0          0           21          0          0          0
11/1/14 - 10/31/15     158          0          0          0           93          0          0          0
11/1/15 - 10/31/16     213          0          0          0           39          0          0          0
11/1/16 - 10/31/17     209          0          0          0           43          0          0          0
11/1/17 - 10/31/18     156          0          0          0           96          0          0          0
11/1/18 - 4/30/19       70          3          0          1           47          1          0          0


                                                                          Page 3


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PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors, L.P. ("First Trust") is the investment advisor to the
First Trust North American Energy Infrastructure Fund (the "Fund"). First Trust
is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in
2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCos and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.2 billion of assets as of April 30, 2019.
EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, a sleeve of an actively managed exchange-traded fund, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the
Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE -- CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY INCOME
   PARTNERS, LLC

EVA PAO -- CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

JOHN TYSSELAND -- CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                                                                                  EXPENSE RATIO     EXPENSES PAID
                                               BEGINNING            ENDING        BASED ON THE       DURING THE
                                             ACCOUNT VALUE       ACCOUNT VALUE      SIX-MONTH         SIX-MONTH
                                            NOVEMBER 1, 2018    APRIL 30, 2019       PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY
   INFRASTRUCTURE FUND (EMLP)
Actual                                         $1,000.00           $1,119.70          0.95%             $4.99
Hypothetical (5% return before expenses)       $1,000.00           $1,020.08          0.95%             $4.76


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).

                                                                          Page 5


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS -- 65.2%
             ELECTRIC UTILITIES -- 23.2%
     953,009 Alliant Energy Corp.            $    45,010,615
     900,986 American Electric Power Co.,
                Inc.                              77,079,352
      14,773 Duke Energy Corp.                     1,346,116
     662,706 Emera, Inc. (CAD)                    24,886,720
     602,444 Eversource Energy                    43,171,137
   2,188,170 Exelon Corp.                        111,487,262
     960,877 Fortis, Inc. (CAD)                   35,517,376
      82,136 Hydro One Ltd. (CAD) (a)              1,329,185
     240,591 IDACORP, Inc.                        23,823,321
     577,351 NextEra Energy, Inc.                112,260,128
   1,356,705 PPL Corp.                            42,342,763
      54,937 Southern (The) Co.                    2,923,747
     772,086 Xcel Energy, Inc.                    43,622,859
                                             ---------------
                                                 564,800,581
                                             ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.3%
     215,018 CorEnergy Infrastructure
                Trust, Inc.                        8,125,530
                                             ---------------
             GAS UTILITIES -- 1.7%
     188,819 Atmos Energy Corp.                   19,323,737
      13,835 Chesapeake Utilities Corp.            1,281,674
     398,858 New Jersey Resources Corp.           19,974,809
                                             ---------------
                                                  40,580,220
                                             ---------------
             MULTI-UTILITIES -- 11.2%
     623,159 ATCO Ltd., Class I (CAD)             21,373,558
   1,014,014 Canadian Utilities Ltd.,
                Class A (CAD)                     27,952,181
     814,445 CMS Energy Corp.                     45,242,420
     645,101 NiSource, Inc.                       17,920,906
   1,583,413 Public Service Enterprise
                Group, Inc.                       94,450,585
     163,258 Sempra Energy                        20,888,861
     579,139 WEC Energy Group, Inc.               45,421,872
                                             ---------------
                                                 273,250,383
                                             ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 28.5%
   2,569,393 Enbridge, Inc.                       94,913,377
   1,777,664 Equitrans Midstream Corp.            37,028,741
   1,431,535 Inter Pipeline Ltd. (CAD)            23,315,738
   1,217,776 Keyera Corp. (CAD)                   28,142,379
   6,753,757 Kinder Morgan, Inc.                 134,197,152
     709,342 ONEOK, Inc.                          48,185,602
     454,668 Targa Resources Corp.                18,254,920
   3,909,994 TransCanada Corp.                   186,741,313
   4,283,103 Williams (The) Cos., Inc.           121,340,308
                                             ---------------
                                                 692,119,530
                                             ---------------
             WATER UTILITIES -- 0.3%
      70,858 American Water Works Co., Inc.        7,666,127
                                             ---------------
             TOTAL COMMON STOCKS
                -- 65.2%                       1,586,542,371
             (Cost $1,351,971,985)           ---------------

SHARES/
UNITS        DESCRIPTION                               VALUE
------------------------------------------------------------
             MASTER LIMITED PARTNERSHIPS
                -- 32.2%
             CHEMICALS -- 0.1%
     129,880 Westlake Chemical Partners,
                L.P.                         $     2,909,312
                                             ---------------
             GAS UTILITIES -- 2.2%
   1,472,299 AmeriGas Partners, L.P.              53,385,562
                                             ---------------
             INDEPENDENT POWER AND
                RENEWABLE ELECTRICITY
                PRODUCERS -- 4.0%
   2,100,259 NextEra Energy Partners,
                L.P. (b)                          96,674,922
                                             ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 25.9%
   1,138,912 Alliance Resource Partners,
                L.P.                              21,946,834
     840,889 BP Midstream Partners, L.P.          12,159,255
   5,395,443 Energy Transfer, L.P.                81,579,098
   5,276,057 Enterprise Products Partners,
                L.P.                             151,053,512
   1,196,066 Holly Energy Partners, L.P.          32,521,034
   1,175,643 Magellan Midstream Partners,
                L.P.                              72,901,622
     700,787 MPLX, L.P.                           22,607,389
     612,321 Phillips 66 Partners, L.P.           30,328,259
   4,074,796 Plains GP Holdings L.P.,
                Class A (b)                       96,165,186
     604,980 Shell Midstream Partners,
                L.P.                              12,166,148
     977,291 Tallgrass Energy, L.P. (b)           23,591,805
   2,035,262 TC PipeLines, L.P.                   72,658,853
                                             ---------------
                                                 629,678,995
                                             ---------------
             TOTAL MASTER LIMITED
                PARTNERSHIPS -- 32.2%            782,648,791
             (Cost $727,982,987)             ---------------

             MONEY MARKET FUNDS -- 2.2%
  54,022,785 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.32% (c)                 54,022,785
             (Cost $54,022,785)              ---------------

             TOTAL INVESTMENTS -- 99.6%        2,423,213,947
             (Cost $2,133,977,757) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                9,595,517
                                             ---------------
             NET ASSETS -- 100.0%            $ 2,432,809,464
                                             ===============

Page 6                  See Notes to Financial Statements


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

(a)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b)   This security is taxed as a "C" corporation for federal income tax purposes.

(c)   Rate shown reflects yield as of April 30, 2019.

(d)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $321,817,799 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,581,609. The net unrealized appreciation was $289,236,190.

CAD   - Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                       LEVEL 2       LEVEL 3
                        LEVEL 1      SIGNIFICANT   SIGNIFICANT
                         QUOTED      OBSERVABLE   UNOBSERVABLE
                         PRICES        INPUTS        INPUTS
                     ------------------------------------------
Common Stocks*       $1,586,542,371  $        --  $          --
Master Limited
   Partnerships*        782,648,791           --             --
Money Market
   Funds                 54,022,785           --             --
                     ------------------------------------------
Total Investments    $2,423,213,947  $        --  $          --
                     ==========================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                 Page 7


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value....................................................   $  2,423,213,947
Cash.....................................................................          1,842,419
Dividends receivable.....................................................          9,648,924
                                                                            ----------------
   Total Assets..........................................................      2,434,705,290
                                                                            ----------------
LIABILITIES:
Investment advisory fees payable.........................................          1,895,826
                                                                            ----------------
   Total Liabilities.....................................................          1,895,826
                                                                            ----------------
NET ASSETS...............................................................   $  2,432,809,464
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $  2,379,806,978
Par value................................................................            981,550
Accumulated distributable earnings (loss)................................         52,020,936
                                                                            ----------------
NET ASSETS...............................................................   $  2,432,809,464
                                                                            ================
NET ASSET VALUE, per share...............................................   $          24.79
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)................................         98,155,000
                                                                            ================
Investments, at cost.....................................................   $  2,133,977,757
                                                                            ================


Page 8                  See Notes to Financial Statements


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Dividends................................................................   $     37,683,922
Foreign withholding tax..................................................         (1,573,415)
                                                                            ----------------
   Total investment income...............................................         36,110,507
                                                                            ----------------
EXPENSES:
Investment advisory fees.................................................         10,683,522
                                                                            ----------------
   Total expenses........................................................         10,683,522
                                                                            ----------------
NET INVESTMENT INCOME (LOSS).............................................         25,426,985
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...........................................................       (101,871,456)
   In-kind redemptions...................................................         26,594,765
   Foreign currency transactions.........................................           (331,448)
                                                                            ----------------
Net realized gain (loss).................................................        (75,608,139)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................................................        303,418,822
   Foreign currency translation..........................................              1,174
                                                                            ----------------
Net change in unrealized appreciation (depreciation).....................        303,419,996
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................        227,811,857
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................   $    253,238,842
                                                                            ================


                        See Notes to Financial Statements                 Page 9


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                ENDED
                                                                              4/30/2019         YEAR ENDED
                                                                             (UNAUDITED)        10/31/2018
                                                                            --------------    --------------
OPERATIONS:
Net investment income (loss).............................................   $   25,426,985    $   30,933,982
Net realized gain (loss).................................................      (75,608,139)       24,990,313
Net change in unrealized appreciation (depreciation).....................      303,419,996      (153,746,567)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting
   from operations.......................................................      253,238,842       (97,822,272)
                                                                            --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................................      (49,691,578)      (42,353,642)
Return of capital........................................................               --       (45,995,871)
                                                                            --------------    --------------
Total distributions to shareholders......................................      (49,691,578)      (88,349,513)
                                                                            --------------    --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................................      229,823,106       587,184,789
Cost of shares redeemed..................................................     (118,366,268)     (194,184,205)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................................      111,456,838       393,000,584
                                                                            --------------    --------------
Total increase (decrease) in net assets..................................      315,004,102       206,828,799

NET ASSETS:
Beginning of period......................................................    2,117,805,362     1,910,976,563
                                                                            --------------    --------------
End of period............................................................   $2,432,809,464    $2,117,805,362
                                                                            ==============    ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................................       93,555,000        77,855,000
Shares sold..............................................................        9,800,000        24,150,000
Shares redeemed..........................................................       (5,200,000)       (8,450,000)
                                                                            --------------    --------------
Shares outstanding, end of period........................................       98,155,000        93,555,000
                                                                            ==============    ==============


Page 10                 See Notes to Financial Statements


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            SIX MONTHS
                                              ENDED                                YEAR ENDED OCTOBER 31,
                                            4/30/2019     ------------------------------------------------------------------------
                                           (UNAUDITED)        2018           2017           2016           2015           2014
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period        $    22.64     $    24.55     $    24.76     $    23.03     $    27.72     $    23.40
                                            ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.26           0.35           0.44           0.30           0.39           0.45
Net realized and unrealized gain (loss)           2.40          (1.33)          0.32           2.37          (4.18)          4.71
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  2.66          (0.98)          0.76           2.67          (3.79)          5.16
                                            ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.51)         (0.45)         (0.48)         (0.30)         (0.90)         (0.84)
Return of capital                                   --          (0.48)         (0.49)         (0.64)            --             --
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                              (0.51)         (0.93)         (0.97)         (0.94)         (0.90)         (0.84)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    24.79     $    22.64     $    24.55     $    24.76     $    23.03     $    27.72
                                            ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 11.97%         (4.03)%         3.06%         12.01%        (13.92)%        22.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $2,432,809     $2,117,805     $1,910,977     $1,379,029     $  952,609     $  946,947
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                     0.95% (b)      0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to
   average net assets                             2.26% (b)      1.40%          1.59%          1.44%          1.47%          1.11%
Portfolio turnover rate (c)                         21%            35%            24%            40%            34%             7%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 11


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"),
which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca").
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in energy infrastructure companies, which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure
Companies"). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States or
Canada.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
The Fund's NAV is calculated by dividing the value of all assets of the Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $   42,353,642
Capital gains...................................               --
Return of capital...............................       45,995,871

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $           --
Accumulated capital and other gain (loss).......     (127,085,041)
Net unrealized appreciation (depreciation)......      (24,441,287)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $127,085,041.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor"), an affiliate of First Trust, to serve as the Fund's investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Pursuant to the
Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual unitary management fee equal to
0.95% of its average daily net assets. EIP receives a sub-advisory fee from
First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and
EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $462,285,530 and $459,823,469, respectively.

For the six months ended April 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were $215,014,521 and $112,523,845, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation
Unit Aggregation) and the market value of the Deposit Securities, and/or (ii)
cash in lieu of all or a portion of the Deposit Securities. If the Cash
Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash
Component. If the Cash Component is a negative number (i.e., the NAV per
Creation Unit Aggregation is less than the Deposit Amount), the Authorized
Participant will receive the Cash Component. Authorized Participants purchasing
Creation Units must pay to BNYM, as transfer agent, a creation transaction fee
(the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently
$500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite
Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 17


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;

                                                                         Page 19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2019 (UNAUDITED)

lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Semi-Annual Report
For the Six Months Ended
April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Senior Loan Fund (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S. Leveraged Loan 100 Index and the Markit
iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans"). The S&P/LSTA U.S. Leveraged Loan 100 Index (the "Primary
Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The Primary
Index consists of 100 loan facilities drawn from a larger benchmark, the
S&P/LSTA Leveraged Loan Index. The Markit iBoxx USD Liquid Leveraged Loan Index
(the "Secondary Index") selects the 100 most liquid Senior Loans in the market.
The Fund does not seek to track either the Primary or Secondary Index, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately
50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). The
Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch,
Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in
Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North
America. The Senior Loans included in the Fund's portfolio often maintain a duration of less than 90 days; however, the inclusion of LIBOR floors on certain
Senior Loans or other factors may cause interest rate duration to be longer than
90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior
Loan debt securities, which may be fixed- rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities which may include convertible bonds), (2) warrants,
U.S. equity and equity-like positions and interests and other securities issued by or with respect to a borrower or its affiliates, and/or (3) securities of other investment companies.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                               AVERAGE ANNUAL             CUMULATIVE
                                                                                TOTAL RETURNS            TOTAL RETURNS
                                                     6 Months    1 Year     5 years    Inception     5 Years    Inception
                                                      Ended       Ended      Ended      (5/1/13)      Ended      (5/1/13)
                                                     4/30/19     4/30/19    4/30/19    to 4/30/19    4/30/19    to 4/30/19
FUND PERFORMANCE
NAV                                                   2.42%       3.90%      3.23%       3.15%       17.23%       20.45%
Market Price                                          2.55%       4.08%      3.29%       3.19%       17.57%       20.74%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged Loan
   Index                                              2.37%       4.15%      2.84%       2.91%       15.05%       18.78%
S&P/LSTA U.S. Leveraged Loan 100 Index                2.79%       4.76%      3.48%       3.46%       18.64%       22.64%
--------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                 SECURITIES(1)
-------------------------------------------------------
Hotels, Restaurants & Leisure               14.1%
Health Care Providers & Services            12.0
Software                                    11.3
Media                                        8.5
Pharmaceuticals                              7.1
Insurance                                    7.1
Diversified Financial Services               5.2
Life Sciences Tools & Services               3.7
Auto Components                              3.1
Food & Staples Retailing                     2.9
Capital Markets                              2.8
Building Products                            2.7
Containers & Packaging                       2.5
Diversified Telecommunication Services       2.3
Diversified Consumer Services                2.1
Health Care Technology                       1.8
Electric Utilities                           1.6
Commercial Services & Supplies               1.3
Technology Hardware, Storage &
   Peripherals                               1.1
Entertainment                                1.0
Chemicals                                    0.9
Real Estate Management & Development         0.9
Professional Services                        0.7
Food Products                                0.6
Household Durables                           0.5
Oil, Gas & Consumable Fuels                  0.5
Health Care Equipment & Supplies             0.4
Industrial Conglomerates                     0.4
Aerospace & Defense                          0.4
Communications Equipment                     0.3
Semiconductors & Semiconductor
   Equipment                                 0.1
Trading Companies & Distributors             0.1
Mortgage Real Estate Investment Trust
   (REITs)                                   0.0*
                                          --------
     Total                                 100.0%
                                          ========

 * Amount represents less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                    SECURITIES(1)
-------------------------------------------------------
Senior Floating-Rate Loan Interests         90.3%
Corporate Bonds                              6.7
Exchange-Traded Funds                        2.0
Foreign Corporate Bonds                      1.0
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)       DEBT SECURITIES(1)
-------------------------------------------------------
BBB-                                         6.8%
BB+                                          7.3
BB                                           6.2
BB-                                         17.8
B+                                          25.7
B                                           24.6
B-                                           9.9
CCC+                                         0.8
CCC                                          0.2
Not Rated                                    0.7
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                          SECURITIES(1)
-------------------------------------------------------
Bausch Health Cos., Inc.                     3.7%
AmWINS Group, Inc.                           2.8
AlixPartners, LLP                            2.2
Reynolds Group Holdings, Inc.                2.2
Stars Group Holdings B.V.                    2.1
Asurion, LLC                                 2.1
Quikrete Holdings, Inc.                      2.0
First Trust Enhanced Short Maturity ETF      2.0
CHG Healthcare Services, Inc.                2.0
Duff & Phelps Corp.                          1.9
                                          --------
     Total                                  23.0%
                                          ========

(1)   Percentages are based on long-term positions. Money market funds are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of
      BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)


                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   MAY 1, 2013 - APRIL 30, 2019

            First Trust Senior     Markit iBoxx USD Liquid     S&P/LSTA U.S. Leveraged
                Loan Fund           Leveraged Loan Index           Loan 100 Index
5/1/13           $10,000                   $10,000                     $10,000
10/31/13          10,092                    10,103                      10,122
4/30/14           10,275                    10,323                      10,338
10/31/14          10,385                    10,389                      10,434
4/30/15           10,637                    10,594                      10,589
10/31/15          10,567                    10,280                      10,268
4/30/16           10,763                    10,484                      10,527
10/31/16          11,034                    10,826                      10,968
4/30/17           11,247                    11,026                      11,260
10/31/17          11,414                    11,161                      11,452
4/30/18           11,592                    11,404                      11,708
10/31/18          11,760                    11,602                      11,929
4/30/19           12,044                    11,877                      12,262


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through
April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     197          0          0          0           54          1          0          0
11/1/14 - 10/31/15     180         20          1          0           50          0          0          0
11/1/15 - 10/31/16     185          2          0          0           65          0          0          0
11/1/16 - 10/31/17     231          0          0          0           21          0          0          0
11/1/17 - 10/31/18     242          0          0          0           10          0          0          0
11/1/18 - 4/30/19       55          0          0          0           62          5          0          0



--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is
comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of April 30, 2019, the First
Trust Leveraged Finance Team managed or supervised approximately $4.10 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                                                          Page 5


FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                 NOVEMBER 1, 2018     APRIL 30, 2019      PERIOD (a)       PERIOD (a) (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                              $1,000.00           $1,024.20            0.85%             $4.27
Hypothetical (5% return before expenses)            $1,000.00           $1,020.58            0.85%             $4.26


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 88.6%
                  AEROSPACE & DEFENSE -- 0.3%
$      2,959,282  Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.98%        06/09/23    $     2,948,007
       2,586,101  Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.98%        05/30/25          2,573,274
                                                                                                                 ---------------
                                                                                                                       5,521,281
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.9%
      14,998,972  Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        02/22/24         15,002,722
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 5.3%
       7,978,288  CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.24%        04/26/24          7,948,369
       3,097,858  Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.75% Floor..................................................      5.98%        07/01/24          3,110,126
       3,402,087  Infor (US), Inc. (fka Lawson Software, Inc.), Term Loan B-6,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      5.23%        02/02/22          3,402,699
       8,443,036  Informatica Corp., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        08/06/22          8,467,689
       2,708,838  Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.74%        11/01/23          2,710,816
       2,714,316  Micro Focus International (MA Financeco LLC), Miami Escrow
                     Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor...............      4.98%        06/21/24          2,704,138
      18,330,449  Micro Focus International (MA Financeco LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor................      4.98%        06/21/24         18,261,711
       4,893,960  Micro Focus International (MA Financeco LLC), Term Loan B2,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        11/30/21          4,860,338
      12,248,630  Mitchell International, Inc., Term Loan (First Lien),
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.73%        11/30/24         12,080,211
       5,681,808  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor................      6.37%        04/26/24          5,642,774
       2,312,180  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%,
                     0.00% Floor..................................................      6.78%        04/26/24          2,322,308
      14,015,223  RP Crown Parent (JDA Software Group), Term Loan B,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      5.23%        10/12/23         13,997,704
         307,144  Ultimate Software Group, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.00% Floor...........................................      6.27%        04/15/26            309,141
                                                                                                                 ---------------
                                                                                                                      85,818,024
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.2%
       2,471,382  Harbourvest Partners L.P., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.00% Floor..................................................      4.72%        03/01/25          2,471,382
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 2.6%
       5,265,145  American Axle & Manufacturing Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.73%        04/06/24          5,178,481
       2,671,403  American Axle & Manufacturing Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.84%        04/06/24          2,627,432
      23,439,175  Gates Global LLC, Initial B-2 Dollar Term Loan, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.23%        03/31/24         23,463,553
       2,794,557  Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.98%        06/30/24          2,099,914


                        See Notes to Financial Statements                Page 7


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  AUTO PARTS & EQUIPMENT (CONTINUED)
$      5,809,962  Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      6.10%        06/30/24    $     4,365,780
       4,089,600  Power Solutions (Panther BF Aggregator 2 LP), Term Loan B,
                     1 Mo. LIBOR + 3.50%, 0.00% Floor.............................      5.98%        04/30/26          4,102,400
         224,088  Tower Automotive Holdings USA LLC, Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      5.25%        03/07/24            220,821
                                                                                                                 ---------------
                                                                                                                      42,058,381
                                                                                                                 ---------------
                  BROADCASTING -- 2.9%
       5,378,672  Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR +
                     4.50%, 1.00% Floor...........................................      6.99%        05/15/22          5,327,575
       6,177,899  E.W. Scripps Co., Incremental Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.24%        05/01/26          6,193,344
       6,444,429  Gray Television, Inc., Term Loan C, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.98%        01/02/26          6,454,096
       1,285,480  Nexstar Broadcasting, Inc., Mission Term Loan B-3,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.75%        01/17/24          1,277,985
       7,260,717  Nexstar Broadcasting, Inc., Nexstar Term Loan B-3,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        01/17/24          7,218,387
       4,349,875  Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.75%        01/03/24          4,345,786
      16,426,653  Tribune Media Co. (fka Tribune Co.), Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      5.48%        01/27/24         16,421,561
                                                                                                                 ---------------
                                                                                                                      47,238,734
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 2.5%
       2,344,702  Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.73%        01/02/25          2,325,851
       6,295,140  Jeld-Wen, Inc., Term Loan B-4, 3 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.60%        12/07/24          6,255,795
      32,679,904  Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        11/15/23         32,510,622
                                                                                                                 ---------------
                                                                                                                      41,092,268
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 2.9%
       5,290,486  Cablevision (aka CSC Holdings, Inc.), March 2017 Term
                     Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor...................      4.72%        07/17/25          5,263,293
      10,465,714  Cablevision (aka CSC Holdings, Inc.), January 2018 Term
                     Loans B-2, 1 Mo. LIBOR + 2.50%, 0.00% Floor..................      4.97%        01/25/26         10,443,946
      11,410,403  Cablevision (aka CSC Holdings, Inc.), October 2018 Incremental
                     Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor..............      4.72%        01/15/26         11,350,498
         982,575  Mediacom Broadband, Term Loan N, 1 Week LIBOR + 1.75%,
                     0.00% Floor..................................................      4.18%        02/15/24            976,925
      19,521,500  Virgin Media Investment Holdings Ltd., Term Loan K,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      4.97%        01/15/26         19,567,961
                                                                                                                 ---------------
                                                                                                                      47,602,623
                                                                                                                 ---------------
                  CASINOS & GAMING -- 10.3%
      10,918,315  Aristocrat Technologies, Term Loan B-3, 3 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.34%        10/19/24         10,891,019
      24,907,332  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.23%        12/22/24         24,974,831


Page 8                  See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  CASINOS & GAMING (CONTINUED)
$     28,702,100  CityCenter Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.73%        04/18/24    $    28,675,120
      13,477,822  Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................  5.22% - 5.23%    10/04/23         13,483,887
      21,351,645  Las Vegas Sands LLC, Term Loan B, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................      4.23%        03/27/25         21,319,404
       2,914,905  MGM Growth Properties Operating Partnership LP, Term Loan B,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      4.48%        03/23/25          2,912,311
       9,630,257  Scientific Games International, Inc., Term Loan B5,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      5.23%        08/14/24          9,600,789
      33,884,382  Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR
                     + 3.50%, 0.00% Floor.........................................      6.10%        07/10/25         34,024,325
      15,152,330  Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR +
                     2.50%, 0.75% Floor...........................................      4.99%        06/08/23         15,159,906
       6,488,296  VICI Properties (Caesars), Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.49%        12/20/24          6,474,800
                                                                                                                 ---------------
                                                                                                                     167,516,392
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.2%
       3,000,000  Peabody Energy, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00%
                     Floor........................................................      5.23%        03/31/25          2,985,000
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT -- 0.3%
       4,510,660  Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      5.73%        02/15/26          4,545,888
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 1.6%
      15,236,580  Vistra Operations Co. LLC (TEX/TXU), 2016 Incremental Term
                     Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor....................      4.73%        12/14/23         15,263,244
      10,189,708  Vistra Operations Co. LLC (TEX/TXU), 2018 Incremental Term
                     Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor....................  4.47% - 4.48%    12/31/25         10,185,123
                                                                                                                 ---------------
                                                                                                                      25,448,367
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 1.1%
       8,456,783  GFL Environmental, Inc., 2018 Incremental Term Loan B,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      5.48%        05/31/25          8,378,812
      10,198,576  Packers Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.47%        12/04/24         10,071,093
                                                                                                                 ---------------
                                                                                                                      18,449,905
                                                                                                                 ---------------
                  FOOD RETAIL -- 1.4%
       7,961,577  Albertson's LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.61%        12/21/22          7,967,946
      14,776,549  Albertson's LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.48%        06/22/23         14,784,233
                                                                                                                 ---------------
                                                                                                                      22,752,179
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.4%
       5,713,490  Acelity L.P., Inc. (Kinetic Concepts), Term Loan B, 3 Mo. LIBOR
                     + 3.25%, 1.00% Floor.........................................      5.85%        01/31/24          5,726,003
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.8%
         257,891  Acadia Healthcare Co., Inc., Term Loan B3, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.98%        02/11/22            257,086
       5,115,297  Acadia Healthcare Co., Inc., Term Loan B4, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.98%        02/16/23          5,099,338


                        See Notes to Financial Statements                Page 9


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  HEALTH CARE FACILITIES (CONTINUED)
$      2,137,487  Gentiva Health Services, Inc. (Kindred at Home), Term Loan B,
                     1 Mo. LIBOR + 3.75%, 0.00% Floor.............................      6.25%        06/30/25    $     2,141,505
       5,251,823  Select Medical Corp., Term Loan B, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.99%        03/06/25          5,251,823
                                                                                                                 ---------------
                                                                                                                      12,749,752
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 7.1%
       1,160,365  21st Century Oncology Holdings, Inc. (21st Century Oncology
                  Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%,
                     1.00% Floor..................................................      8.74%        01/16/23            956,140
       1,595,190  Air Medical Group Holdings, Inc. (Global Medical Response),
                     2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor.........      6.73%        03/14/25          1,566,285
       3,660,637  Air Medical Group Holdings, Inc. (Global Medical Response),
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor................      5.72%        04/28/22          3,566,522
       6,999,782  Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      6.10%        04/21/24          6,017,293
         766,780  athenahealth, Inc., Term Loan B, 3 Mo. LIBOR + 4.50%,
                     0.00% Floor..................................................      7.20%        02/15/26            770,292
       3,188,719  CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor......................      6.85%        07/01/21          2,698,453
      31,051,578  CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR +
                     3.00%, 1.00% Floor...........................................      5.48%        06/07/23         31,032,326
      11,710,033  Dupage Medical Group (Midwest Physician), Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.23%        08/15/24         11,461,195
      22,964,012  Envision Healthcare Corp., Term Loan B, 1 Mo. LIBOR + 3.75%,
                     0.00% Floor..................................................      6.23%        10/10/25         22,168,080
       9,008,069  Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.25%, 1.00% Floor...........................................      5.74%        08/31/24          8,887,992
       9,152,494  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.23%        02/06/24          8,569,022
      13,409,761  U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      6.85%        12/30/22         13,418,209
       2,834,399  Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR +
                     4.50%, 0.00% Floor...........................................      6.98%        08/27/25          2,848,571
         571,560  Vizient, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.22%        04/30/26            573,703
                                                                                                                 ---------------
                                                                                                                     114,534,083
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.0%
         427,447  ConvaTec, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.85%        10/31/23            426,647
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 1.8%
      29,055,698  Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.23%        03/01/24         29,040,008
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.3%
       3,628,969  Four Seasons, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.48%        11/30/23          3,627,662
         551,448  Wyndham Hotels & Resorts, Term Loan B, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................      4.23%        03/28/25            550,670
                                                                                                                 ---------------
                                                                                                                       4,178,332
                                                                                                                 ---------------
                  HOUSEHOLD APPLIANCES -- 0.5%
       9,267,017  Traeger Grills (TGP Holdings III LLC), Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      6.85%        09/25/24          8,548,823
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.6%
$      9,509,334  Alight Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................      5.48%        05/01/24    $     9,511,330
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 1.4%
      22,953,695  BJ's Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.47%        02/03/24         23,048,494
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.3%
       4,474,775  Accudyne Industries LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.48%        08/18/24          4,471,598
       1,208,930  Gardner Denver, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        07/30/24          1,210,598
                                                                                                                 ---------------
                                                                                                                       5,682,196
                                                                                                                 ---------------
                  INDUSTRIAL GASES -- 0.2%
       2,917,369  Messer Industries USA, Inc., Initial Term B-1, 3 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      5.10%        09/30/25          2,908,267
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 6.6%
      16,880,902  Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.24%        05/09/25         16,566,242
      39,137,524  AmWINS Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.23%        01/25/24         39,088,603
          56,205  HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.29%        04/25/25             55,586
      22,257,110  HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.34%        04/25/25         22,012,282
      10,441,528  National Financial Partners Corp. (NFP), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      5.48%        01/06/24         10,308,398
      19,430,758  USI, Inc. (fka Compass Investors, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.00% Floor.............................      5.60%        05/15/24         19,226,735
                                                                                                                 ---------------
                                                                                                                     107,257,846
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.0%
      16,273,561  Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        01/31/25         16,160,623
                                                                                                                 ---------------
                  INVESTMENT BANKING & BROKERAGE -- 0.7%
      10,524,827  Citadel Securities LP, Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................      5.98%        02/28/26         10,577,451
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 1.0%
      17,088,204  ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.35%        09/18/24         16,529,762
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 3.7%
      12,905,111  Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.73%        05/31/25         12,652,429
      13,914,651  Parexel International Corp., Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.23%        09/27/24         13,627,731
      19,553,212  Pharmaceutical Product Development, Inc. (PPDI),
                     Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor................      4.98%        08/18/22         19,416,339
      13,991,375  Sotera Health Holdings LLC (Sterigenics), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      5.48%        05/15/22         13,868,951
                                                                                                                 ---------------
                                                                                                                      59,565,450
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  MANAGED HEALTH CARE -- 2.4%
$     30,043,286  Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.35%        06/07/23    $    29,729,334
       8,772,970  Versant Health (Wink Holdco, Inc.), Initial Term Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      5.48%        12/02/24          8,630,409
                                                                                                                 ---------------
                                                                                                                      38,359,743
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.3%
       4,506,205  Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................  5.49% - 5.51%    11/07/25          4,445,191
         107,735  Berlin Packaging LLC, Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.61%        11/07/25            106,277
                                                                                                                 ---------------
                                                                                                                       4,551,468
                                                                                                                 ---------------
                  MORTGAGE REITS -- 0.0%
         306,240  Blackstone Mortgage Trust, Inc., Term Loan B, 1 Mo. LIBOR
                     + 2.50%, 0.00% Floor.........................................      4.98%        04/30/26            306,240
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.9%
       8,437,000  AMC Entertainment, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.49%        04/22/26          8,458,093
       6,192,212  Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.73%        02/05/25          6,160,631
                                                                                                                 ---------------
                                                                                                                      14,618,724
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 5.1%
      35,655,180  AlixPartners LLP, Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        04/04/24         35,666,233
      31,012,494  Duff & Phelps Corp. (Deerfield Dakota), Initial Term Loan,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.73%        02/13/25         30,569,325
      14,961,351  Refinitiv US Holdings, Inc., Initial Dollar Term Loan,
                     1 Mo. LIBOR + 3.75%, 0.00% Floor.............................      6.23%        10/01/25         14,793,036
         913,515  RPI Finance Trust, Term Loan B-6, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.48%        03/27/23            914,090
       1,122,230  Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor........      4.73%        07/01/23          1,123,285
                                                                                                                 ---------------
                                                                                                                      83,065,969
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.6%
       3,908,406  Hostess Brands LLC, Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.73%        08/03/22          3,899,612
          24,275  Hostess Brands LLC, Term Loan B, 2 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.79%        08/03/22             24,221
       5,656,012  Hostess Brands LLC, Term Loan B, 3 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.83%        08/03/22          5,643,285
                                                                                                                 ---------------
                                                                                                                       9,567,118
                                                                                                                 ---------------
                  PAPER PACKAGING -- 2.1%
      33,596,670  Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.23%        02/05/23         33,639,674
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 6.3%
       1,128,313  Akorn, Inc., Loan, 1 Mo. LIBOR + 5.50%, 1.00% Floor.............      8.00%        04/16/21            977,402
      47,937,097  Bausch Health Cos., Inc. (Valeant), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.47%        06/01/25         48,126,927
      23,858,295  Endo LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor.........      6.75%        04/29/24         23,560,066
       6,785,633  GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.47%        10/15/25          6,785,633


Page 12                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  PHARMACEUTICALS (CONTINUED)
$      5,576,422  Grifols Worldwide Operations Ltd., Tranche B Term Loan,
                     1 Week LIBOR + 2.25%, 0.00% Floor............................      4.67%        01/31/25    $     5,581,999
      13,049,538  Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.50%        03/29/24         13,095,734
       2,361,406  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     3 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.35%        09/24/24          2,113,884
       1,567,008  Mallinckrodt International Finance S.A., 2018 Incremental Term
                     Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor.......................      5.69%        02/24/25          1,418,800
                                                                                                                 ---------------
                                                                                                                     101,660,445
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.2%
       1,965,505  Cushman & Wakefield (DTZ U.S. Borrower LLC), Term Loan,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.73%        08/21/25          1,965,505
       1,929,610  Realogy Corp., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................      4.73%        02/08/25          1,881,968
                                                                                                                 ---------------
                                                                                                                       3,847,473
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.1%
       1,624,405  TransUnion LLC, Term Loan B4, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.48%        06/30/25          1,623,057
                                                                                                                 ---------------
                  RESTAURANTS -- 2.0%
      21,897,394  1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka
                     Burger King/Tim Horton's), Term Loan B-3, 1 Mo. LIBOR +
                     2.25%, 1.00% Floor...........................................      4.73%        02/15/24         21,824,476
       1,897,935  IRB Holding Corp. (Arby's/Inspire Brands), Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.72%        01/18/25          1,892,507
       8,306,079  Portillo's Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      7.10%        08/02/21          8,306,079
                                                                                                                 ---------------
                                                                                                                      32,023,062
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.2%
       2,738,312  Garda World Security Corp., Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      6.12%        05/26/24          2,731,466
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.1%
       2,335,458  Western Digital Corp., US, Term Loan B-4, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................      4.23%        04/29/23          2,311,520
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 2.0%
       6,547,400  Asurion LLC (fka Asurion Corp.), Replacement B-2 Term Loan
                     (Second Lien), 1 Mo. LIBOR + 6.50%, 0.00% Floor..............      8.98%        07/31/25          6,670,164
       1,204,342  Asurion LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        08/04/22          1,208,112
      16,678,698  Asurion LLC (fka Asurion Corp.), Term Loan B6, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        11/03/23         16,723,062
       8,212,938  Asurion LLC (fka Asurion Corp.), Term Loan B7, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        11/03/24          8,232,320
                                                                                                                 ---------------
                                                                                                                      32,833,658
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.7%
      12,017,138  H.B. Fuller Co., Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.00% Floor..................................................      4.49%        10/20/24         11,962,700
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  SYSTEMS SOFTWARE -- 5.7%
$     15,979,231  Applied Systems, Inc., Term Loan (First Lien), 1 Mo. LIBOR
                     + 3.00%, 1.00% Floor.........................................      5.48%        09/13/24    $    15,951,427
       2,331,175  Applied Systems, Inc., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 7.00%, 1.00% Floor.........................................      9.48%        09/13/25          2,368,474
       2,657,632  Avast Software B.V. (Sybil), Term Loan B, 3 Mo. LIBOR +
                     2.25%, 1.00% Floor...........................................      4.85%        09/30/23          2,667,598
      13,558,892  Dynatrace LLC, Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        08/22/25         13,592,789
      10,529,769  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................      6.10%        06/13/24         10,433,211
      14,751,219  Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     1.00% Floor..................................................      5.74%        04/24/22         12,997,151
       8,285,973  SS&C European Holdings, S.A.R.L., Term Loan B-3,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        04/16/25          8,287,051
       5,923,042  SS&C European Holdings, S.A.R.L., Term Loan B-4,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        04/16/25          5,923,812
       6,295,264  SS&C European Holdings, S.A.R.L., Term Loan B-5,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      4.73%        04/16/25          6,294,509
       4,997,061  SUSE (Marcel Lux IV S.A.R.L.), Facility Term Loan B1,
                     3 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.89%        03/15/26          4,984,569
       8,884,637  Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        06/15/25          8,802,276
                                                                                                                 ---------------
                                                                                                                      92,302,867
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.0%
      17,040,717  Dell International LLC, Term Loan B, 1 Mo. LIBOR + 2.00%,
                     0.75% Floor..................................................      4.49%        09/07/23         17,040,717
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................    1,437,394,114
                  (Cost $1,447,366,150)                                                                          ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 6.5%
                  ALTERNATIVE CARRIERS -- 0.3%
         500,000  Level 3 Financing, Inc..........................................      5.13%        05/01/23            507,010
       4,669,000  Level 3 Parent LLC..............................................      5.75%        12/01/22          4,720,032
                                                                                                                 ---------------
                                                                                                                       5,227,042
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 0.1%
       1,070,000  Infor US, Inc...................................................      6.50%        05/15/22          1,093,069
         533,000  RP Crown Parent LLC (c).........................................      7.38%        10/15/24            556,319
                                                                                                                 ---------------
                                                                                                                       1,649,388
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.4%
       6,939,000  American Axle & Manufacturing, Inc..............................      6.63%        10/15/22          7,120,177
                                                                                                                 ---------------
                  BROADCASTING -- 2.1%
       7,343,000  Gray Television, Inc. (c).......................................      5.13%        10/15/24          7,489,860
       2,148,000  Gray Television, Inc. (c).......................................      5.88%        07/15/26          2,219,163
       2,125,000  Nexstar Broadcasting, Inc.......................................      5.88%        11/15/22          2,178,125
       7,249,000  Nexstar Broadcasting, Inc. (c)..................................      5.63%        08/01/24          7,377,307
      14,626,000  Sinclair Television Group, Inc. (c).............................      5.63%        08/01/24         14,822,866
         791,000  Sinclair Television Group, Inc. (c).............................      5.88%        03/15/26            797,921
                                                                                                                 ---------------
                                                                                                                      34,885,242
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                  CABLE & SATELLITE -- 0.2%
$        125,000  CCO Holdings LLC / CCO Holdings Capital Corp. (c)...............      5.88%        04/01/24    $       130,901
       1,724,000  CSC Holdings LLC (c)............................................      5.13%        12/15/21          1,732,620
       1,621,000  CSC Holdings LLC (c)............................................      5.50%        05/15/26          1,668,617
                                                                                                                 ---------------
                                                                                                                       3,532,138
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.1%
         949,000  Boyd Gaming Corp................................................      6.88%        05/15/23            986,960
       1,350,000  Eldorado Resorts, Inc...........................................      7.00%        08/01/23          1,414,125
                                                                                                                 ---------------
                                                                                                                       2,401,085
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.3%
       4,900,000  Peabody Energy Corp. (c)........................................      6.00%        03/31/22          4,991,875
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
         250,000  KB Home.........................................................      7.00%        12/15/21            268,438
         626,000  PulteGroup, Inc.................................................      5.50%        03/01/26            662,778
                                                                                                                 ---------------
                                                                                                                         931,216
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.1%
         926,000  Kinetic Concepts, Inc. / KCI USA, Inc. (c)......................      7.88%        02/15/21            946,604
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.8%
       3,478,000  Acadia Healthcare Co., Inc......................................      5.63%        02/15/23          3,530,170
         170,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20            176,375
       8,080,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22          8,651,337
                                                                                                                 ---------------
                                                                                                                      12,357,882
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.1%
       1,608,000  DaVita, Inc.....................................................      5.13%        07/15/24          1,612,020
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 0.3%
       4,717,000  AmWINS Group, Inc. (c)..........................................      7.75%        07/01/26          4,775,963
         893,000  HUB International Ltd. (c)......................................      7.00%        05/01/26            903,046
                                                                                                                 ---------------
                                                                                                                       5,679,009
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.7%
      10,000,000  MPH Acquisition Holdings LLC (c)................................      7.13%        06/01/24         10,077,000
         976,000  Polaris Intermediate Corp. (c) (d)..............................      8.50%        12/01/22            974,780
                                                                                                                 ---------------
                                                                                                                      11,051,780
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.1%
       1,497,000  AMC Entertainment Holdings, Inc.................................      5.75%        06/15/25          1,448,497
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.1%
       1,000,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (c).................................      7.00%        07/15/24          1,035,625
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.6%
       9,853,000  Realogy Group LLC / Realogy Co-Issuer Corp. (c).................      4.88%        06/01/23          9,443,706
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.1%
         250,000  United Rentals North America, Inc...............................      5.88%        09/15/26            262,188
       1,099,000  United Rentals North America, Inc...............................      6.50%        12/15/26          1,178,677
                                                                                                                 ---------------
                                                                                                                       1,440,865
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................      105,754,151
                  (Cost $104,526,457)                                                                            ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 2.0%
                  CAPITAL MARKETS -- 2.0%
         533,500  First Trust Enhanced Short Maturity ETF (e)..................................................  $    32,010,000
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       32,010,000
                  (Cost $31,993,995)                                                                             ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 1.0%
                  BUILDING PRODUCTS -- 0.1%
$      1,700,000  Masonite International Corp. (c)................................      5.63%        03/15/23          1,744,625
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.1%
       1,500,000  Virgin Media Secured Finance PLC (c)............................      5.50%        08/15/26          1,541,295
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.0%
         250,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (c)........................................      5.88%        04/15/23            258,458
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.7%
      11,001,000  Bausch Health Cos., Inc. (c)....................................      5.88%        05/15/23         11,126,961
         250,000  Mallinckrodt International Finance SA / Mallinckrodt
                     CB LLC (c)...................................................      5.63%        10/15/23            196,250
                                                                                                                 ---------------
                                                                                                                      11,323,211
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
       1,000,000  1011778 BC ULC / New Red Finance, Inc. (c)......................      5.00%        10/15/25            995,000
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................       15,862,589
                  (Cost $15,670,601)                                                                             ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           4,887  Vistra Energy Corp. (f)......................................................................            3,758
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust (f) (g) (h) (i)...........................                0
               1  New Millennium Holdco, Inc., Corporate Claim Trust (f) (g) (h) (i)...........................                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            3,758
                  (Cost $8,491)                                                                                  ---------------

MONEY MARKET FUNDS -- 3.7%
      60,790,112  Morgan Stanley Institutional Liquidity Funds - Treasury
                     Portfolio - Institutional Class - 2.32% (j)...............................................       60,790,112
                  (Cost $60,790,112)                                                                             ---------------

                  TOTAL INVESTMENTS -- 101.8%..................................................................    1,651,814,724
                  (Cost $1,660,355,806) (k)
                  NET OTHER ASSETS AND LIABILITIES -- (1.8)%...................................................      (29,651,767)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,622,162,957
                                                                                                                 ===============


Page 16                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

-----------------------------

(a)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(b)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the
      "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $85,806,762 or 5.3% of net assets.

(d)   Senior Payment-in-kind ("PIK") Toggle Note. The issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in
      PIK interest. Interest paid in cash will accrue at the rate of 8.50% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2019, this security paid all of its interest in cash.

(e)   Investment in an affiliated fund.

(f)   Non-income producing security.

(g)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2019, securities noted as such are valued at $0 or
      0.0% of net assets.

(h)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(i)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(j)   Rate shown reflects yield as of April 30, 2019.

(k)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,870,857 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,411,939. The net unrealized depreciation was $8,541,082.

LIBOR - London Interbank Offered Rate

                        See Notes to Financial Statements                Page 17


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        4/30/2019          PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*..............    $1,437,394,114   $           --   $1,437,394,114   $           --
Corporate Bonds*..................................       105,754,151               --      105,754,151               --
Exchange-Traded Funds*............................        32,010,000       32,010,000               --               --
Foreign Corporate Bonds*..........................        15,862,589               --       15,862,589               --
Rights
   Electric Utilities.............................             3,758               --            3,758               --
   Life Science Tools & Services..................                --**             --               --               --**
Money Market Funds................................        60,790,112       60,790,112               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments.................................    $1,651,814,724   $   92,800,112   $1,559,014,612   $           --**
                                                      ==============   ==============   ==============   ==============


*  See Portfolio of Investments for industry breakout.

** Investment is valued at $0.

Level 3 Rights are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

Page 18                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value - Unaffiliated.....................................   $1,619,804,724
Investments, at value - Affiliated.......................................       32,010,000
                                                                            --------------
Total investments, at value..............................................    1,651,814,724
Cash.....................................................................          301,934
Receivables:
   Investment securities sold............................................       27,008,200
   Capital shares sold...................................................        7,177,926
   Interest..............................................................        3,791,924
   Dividends.............................................................          167,842
                                                                            --------------
      Total Assets.......................................................    1,690,262,550
                                                                            --------------
LIABILITIES:
Payables:
   Investment securities purchased.......................................       66,922,649
   Investment advisory fees..............................................        1,118,973
Other liabilities........................................................           57,971
                                                                            --------------
      Total Liabilities..................................................       68,099,593
                                                                            --------------
NET ASSETS...............................................................   $1,622,162,957
                                                                            ==============
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $1,657,023,086
Par value................................................................          339,500
Accumulated distributable earnings (loss)................................      (35,199,629)
                                                                            --------------
NET ASSETS...............................................................   $1,622,162,957
                                                                            ==============
NET ASSET VALUE, per share...............................................   $        47.78
                                                                            ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)................................       33,950,002
                                                                            ==============
Investments, at cost - Unaffiliated......................................   $1,628,361,811
                                                                            ==============
Investments, at cost - Affiliated........................................   $   31,993,995
                                                                            ==============
Total investments, at cost...............................................   $1,660,355,806
                                                                            ==============


                        See Notes to Financial Statements                Page 19


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Interest.................................................................   $   44,030,536
Dividends - Unaffiliated.................................................          707,405
Dividends - Affiliated...................................................          283,192
                                                                            --------------
   Total investment income...............................................       45,021,133
                                                                            --------------
EXPENSES:
Investment advisory fees.................................................        7,068,772
                                                                            --------------
   Total expenses........................................................        7,068,772
                                                                            --------------
NET INVESTMENT INCOME (LOSS).............................................       37,952,361
                                                                            --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated............................................      (10,412,281)
   Investments - Affiliated..............................................         (246,494)
                                                                            --------------
Net realized gain (loss).................................................      (10,658,775)
                                                                            --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated............................................        3,236,285
   Investments - Affiliated..............................................          153,505
                                                                            --------------
Net change in unrealized appreciation (depreciation).....................        3,389,790
                                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................       (7,268,985)
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................   $   30,683,376
                                                                            ==============


Page 20                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               SIX MONTHS
                                                                                 ENDED
                                                                               4/30/2019           YEAR ENDED
                                                                              (UNAUDITED)          10/31/2018
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)..............................................   $   37,952,361      $   60,462,917
Net realized gain (loss)..................................................      (10,658,775)         (7,452,518)
Net change in unrealized appreciation (depreciation)......................        3,389,790          (7,589,605)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations...........       30,683,376          45,420,794
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (38,716,877)        (62,145,936)
Return of capital.........................................................               --            (939,193)
                                                                             --------------      --------------
Total distributions to shareholders.......................................      (38,716,877)        (63,085,129)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................      115,066,591         559,969,294
Cost of shares redeemed...................................................     (368,773,609)                 --
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................     (253,707,018)        559,969,294
                                                                             --------------      --------------
Total increase (decrease) in net assets...................................     (261,740,519)        542,304,959

NET ASSETS:
Beginning of period.......................................................    1,883,903,476       1,341,598,517
                                                                             --------------      --------------
End of period.............................................................   $1,622,162,957      $1,883,903,476
                                                                             ==============      ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       39,450,002          27,800,002
Shares sold...............................................................        2,400,000          11,650,000
Shares redeemed...........................................................       (7,900,000)                 --
                                                                             --------------      --------------
Shares outstanding, end of period.........................................       33,950,002          39,450,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 21


FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           SIX MONTHS
                                             ENDED                                YEAR ENDED OCTOBER 31,
                                           4/30/2019     ------------------------------------------------------------------------
                                          (UNAUDITED)        2018           2017           2016           2015           2014
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period.....  $    47.75     $    48.26     $    48.32     $    48.07     $    49.09     $    49.45
                                           ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        1.08           1.87           1.68           1.80           1.90           1.77
Net realized and unrealized gain (loss)..        0.05          (0.43)         (0.04)          0.27          (1.03)         (0.36)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations.........        1.13           1.44           1.64           2.07           0.87           1.41
                                           ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................       (1.10)         (1.92)         (1.70)         (1.82)         (1.89)         (1.77)
Return of capital........................          --          (0.03)            --             --             --             --
                                           ----------     ----------     ----------     ----------     ----------     ----------
Total distributions......................       (1.10)         (1.95)         (1.70)         (1.82)         (1.89)         (1.77)
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period...........  $    47.78     $    47.75     $    48.26     $    48.32     $    48.07     $    49.09
                                           ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a).........................        2.42%          3.03%          3.43%          4.43%          1.75%          2.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $1,622,163     $1,883,903     $1,341,599     $  594,277     $  362,899     $  196,342
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (b)........................        0.85% (c)      0.85%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to
   average net assets....................        4.56% (c)      3.94%          3.53%          3.84%          3.97%          3.61%
Portfolio turnover rate (d)..............          22%            88%           110%            67%            71%            97%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 22                  See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The
Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA U.S.
Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by
investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans")(1). The S&P/LSTA
U.S. Leveraged Loan 100 Index (the "Primary Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S.
syndicated leveraged loan market. The Primary Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The
Markit iBoxx USD Liquid Leveraged Loan Index (the "Secondary Index") selects the
100 most liquid Senior Loans in the market. The Fund does not seek to track either the Primary or Secondary Index, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in
Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate. The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

                                                                         Page 23

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior
      Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4)    issuer-specific conditions (such as significant credit
            deterioration); and
      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2)    an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5)    the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6)    the information as to any transactions in or offers for the security;
      7)    the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9)    the quality, value and salability of collateral, if any, securing the security;
     10)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11)    the prospects for the borrower's/issuer's industry, and multiples
            (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of
April 30, 2019.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of April 30,
2019.

D. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments at April 30, 2019, and for the six month period then ended are as follows:


                                                                                  CHANGES IN
                                                                                  UNREALIZED      REALIZED
                        SHARES AT     VALUE AT                                   APPRECIATION       GAIN       VALUE AT     DIVIDEND
    SECURITY NAME       4/30/2019    10/31/2018     PURCHASES       SALES       (DEPRECIATION)     (LOSS)      4/30/2019     INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust Enhanced
   Short Maturity ETF      533,500   $74,975,000   $31,993,995   $(74,866,006)  $      153,505   $ (246,494)  $32,010,000   $283,192
                                     ===============================================================================================


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $   62,145,936
Capital gains...................................               --
Return of capital...............................          939,193

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $           --
Accumulated capital and other gain (loss).......      (14,084,236)
Net unrealized appreciation (depreciation)......      (13,081,892)


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2018, the
Fund had $14,084,236 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

H. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the paramount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                                                         Page 27

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and the Valuation Committee are
paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $355,353,841 and $631,768,955, respectively.

For the six months ended April 30 2019, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Series Fund have a $385 million Credit Agreement with The
Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders.
Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee.
First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2019.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"),


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 29

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2019 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                         Page 31


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)

Semi-Annual Report
For the Six Months Ended
April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com. or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Tactical High Yield ETF (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the
"Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's
Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. The Fund may invest up to 10% of its net assets (including investment borrowings) in non-U.S. securities denominated in non-U.S. currencies. The Fund may invest in non-income producing securities including Distressed Securities (defined below) and common stocks.
Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities." The Fund invests no more than
15% of its net assets in Distressed Securities, as determined at the time of the investment. The Fund may also invest in investment grade corporate debt obligations and government securities to manage overall credit and duration risk. The Fund does not have any portfolio maturity limitation and may invest its assets in securities with short-term, medium-term or long-term maturities.
The Fund may, under normal market conditions, invest up to 40% of its net assets
(including investment borrowings) in bank loans; however the Fund invests no more than 15% of its net assets (including investment borrowings) in junior loans, and all other bank loans in which the Fund invests are first lien senior secured floating rate bank loans. The Fund may, under normal market conditions, invest up to 30% of its net assets (including investment borrowings) in U.S.
exchange-traded options on futures contracts and U.S. exchange-traded futures contracts. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.


------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL             CUMULATIVE
                                                                          TOTAL RETURNS            TOTAL RETURNS
                                               6 Months    1 Year     5 Years    Inception     5 Years    Inception
                                                Ended       Ended      Ended     (2/25/13)      Ended     (2/25/13)
                                               4/30/19     4/30/19    4/30/19    to 4/30/19    4/30/19    to 4/30/19
FUND PERFORMANCE
NAV                                             5.42%       7.08%      4.10%       5.17%        22.23%      36.50%
Market Price                                    5.56%       7.20%      4.10%       5.17%        22.24%      36.52%

INDEX PERFORMANCE
ICE BofAML US High Yield
   Constrained Index                            5.55%       6.71%      4.85%       5.46%        26.73%      38.84%
------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Annual
Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS(1)
-----------------------------------------------------------
Health Care Providers & Services               15.4%
Hotels, Restaurants & Leisure                  13.5
Media                                          12.9
Software                                        7.6
Pharmaceuticals                                 6.1
Insurance                                       5.3
Real Estate Management &
   Development                                  3.9
Diversified Financial Services                  3.5
Building Products                               3.2
Auto Components                                 2.8
Diversified Telecommunication
   Services                                     2.7
Oil, Gas & Consumable Fuels                     2.0
Containers & Packaging                          1.9
Food & Staples Retailing                        1.9
Technology Hardware, Storage &
   Peripherals                                  1.9
Life Sciences Tools & Services                  1.8
Diversified Consumer Services                   1.8
Food Products                                   1.8
Trading Companies & Distributors                1.2
Capital Markets                                 1.1
Health Care Technology                          1.1
Entertainment                                   1.0
Wireless Telecommunication Services             0.9
Metals & Mining                                 0.7
Commercial Services & Supplies                  0.7
Household Durables                              0.6
Professional Services                           0.5
Equity Real Estate Investment Trusts
   (REITs)                                      0.4
Health Care Equipment & Supplies                0.4
Speciality Retail                               0.3
Consumer Finance                                0.3
Electric Utilities                              0.2
Industrial Conglomerates                        0.2
Aerospace & Defense                             0.2
Communications Equipment                        0.1
IT Services                                     0.1
Independent Power and Renewable
   Electricity Producers                        0.0*
Chemicals                                       0.0*
                                             --------
     Total                                    100.0%
                                             ========

*  Amount is less than 0.1%.

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                     INVESTMENTS(1)
-----------------------------------------------------------
Corporate Bonds                                55.1%
Senior Floating-Rate Loan Interests            37.1
Foreign Corporate Bonds                         7.8
Rights                                          0.0*
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                     % OF SENIOR LOANS AND
CREDIT QUALITY (S&P RATINGS)(2)     OTHER DEBT SECURITIES(1)
-----------------------------------------------------------
BBB-                                            3.6%
BB+                                             3.8
BB                                              9.3
BB-                                            15.5
B+                                             20.7
B                                              20.7
B-                                             19.7
CCC+                                            5.0
CCC                                             1.1
CCC-                                            0.1
Not Rated                                       0.5
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP 10 ISSUERS                           INVESTMENTS(1)
-----------------------------------------------------------
Bausch Health Cos., Inc.                        3.5%
Sinclair Television Group, Inc.                 2.7
Polaris Merger Sub. Corp. (Multiplan, Inc.)     2.7
Cablevision (aka CSC Holdings, Inc.)            2.6
Gray Television, Inc.                           2.4
AmWINS Group, Inc.                              2.4
Tenet Healthcare Corp.                          2.2
Stars Group Holdings B.V. (Amaya)               2.1
Six Flags Theme Parks, Inc.                     1.9
Diamond 1/2 Finance Corp. (Dell)                1.9
                                             --------
     Total                                     24.4%
                                             ========

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by Standard & Poor's Rating Group, a division of the
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   FEBRUARY 25, 2013 - APRIL 30, 2018

            First Trust Tactical          ICE BofAML US High
               High Yield ETF           Yield Constrained Index
2/25/13           $10,000                      $10,000
4/30/13            10,403                       10,308
10/31/13           10,676                       10,458
4/30/14            11,167                       10,956
10/31/14           11,285                       11,070
4/30/15            11,493                       11,238
10/31/15           11,376                       10,845
4/30/16            11,519                       11,089
10/31/16           11,933                       11,950
4/30/17            12,431                       12,602
10/31/17           12,744                       13,042
4/30/18            12,748                       13,012
10/31/18           12,948                       13,155
4/30/19            13,650                       13,884


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2013 through
April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/13 - 10/31/14     158         29          0          0           63          2          0          0
11/1/14 - 10/31/15     177          8          2          0           60          4          0          0
11/1/15 - 10/31/16     201          7          0          0           42          2          0          0
11/1/16 - 10/31/17     197          1          0          0           53          1          0          0
11/1/17 - 10/31/18     133          1          0          0          118          0          0          0
11/1/18 - 4/30/19       56          0          0          0           62          4          0          0



--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is comprised of
15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of April 30, 2019, the First Trust Leveraged Finance
Team managed or supervised approximately $4.10 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
ORLANDO PURPURA, CFA, CMT - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                                                          Page 5


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO
                                                    BEGINNING             ENDING         BASED ON THE         EXPENSES PAID
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH            DURING THE
                                                 NOVEMBER 1, 2018     APRIL 30, 2019        PERIOD         SIX-MONTH PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                              $1,000.00           $1,054.20             1.38%                $7.03
Hypothetical (5% return before expenses)            $1,000.00           $1,017.95             1.38%                $6.90


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 61.8%
                  ALTERNATIVE CARRIERS -- 0.9%
$        500,000  Level 3 Financing, Inc..........................................      5.38%        08/15/22    $       503,125
         500,000  Level 3 Financing, Inc..........................................      5.13%        05/01/23            507,010
       2,000,000  Level 3 Financing, Inc..........................................      5.38%        01/15/24          2,030,000
       7,437,000  Level 3 Parent LLC (a)..........................................      5.75%        12/01/22          7,518,286
                                                                                                                 ---------------
                                                                                                                      10,558,421
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 1.1%
       9,320,000  Infor US, Inc. (a)..............................................      6.50%        05/15/22          9,520,939
       3,822,000  RP Crown Parent LLC (b).........................................      7.38%        10/15/24          3,989,213
                                                                                                                 ---------------
                                                                                                                      13,510,152
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 1.6%
       7,061,000  American Axle & Manufacturing, Inc. (a).........................      6.63%        10/15/22          7,245,363
       5,000,000  American Axle & Manufacturing, Inc..............................      6.25%        04/01/25          5,044,300
       7,514,000  Cooper-Standard Automotive, Inc. (b)............................      5.63%        11/15/26          6,951,201
                                                                                                                 ---------------
                                                                                                                      19,240,864
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.3%
       3,819,000  KAR Auction Services, Inc. (b)..................................      5.13%        06/01/25          3,838,095
                                                                                                                 ---------------
                  BROADCASTING -- 7.5%
      26,086,000  Gray Television, Inc. (a) (b)...................................      5.88%        07/15/26         26,950,229
       4,000,000  Gray Television, Inc. (b).......................................      7.00%        05/15/27          4,328,750
       4,200,000  Nexstar Broadcasting, Inc. (b)..................................      6.13%        02/15/22          4,268,250
       1,375,000  Nexstar Broadcasting, Inc.......................................      5.88%        11/15/22          1,409,375
      16,392,000  Nexstar Broadcasting, Inc. (a) (b)..............................      5.63%        08/01/24         16,682,138
         495,000  Sinclair Television Group, Inc..................................      5.38%        04/01/21            496,238
      19,421,000  Sinclair Television Group, Inc. (a) (b).........................      5.63%        08/01/24         19,682,406
      10,599,000  Sinclair Television Group, Inc. (a) (b).........................      5.88%        03/15/26         10,691,741
       5,394,000  Sinclair Television Group, Inc. (b).............................      5.13%        02/15/27          5,205,210
                                                                                                                 ---------------
                                                                                                                      89,714,337
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 1.5%
       3,789,000  CEMEX Finance LLC (b)...........................................      6.00%        04/01/24          3,913,658
         235,000  Jeld-Wen, Inc. (b)..............................................      4.63%        12/15/25            224,425
       2,085,000  Jeld-Wen, Inc. (b)..............................................      4.88%        12/15/27          1,996,388
       6,785,000  Lennar Corp. (a)................................................      5.25%        06/01/26          7,064,881
       2,500,000  Standard Industries, Inc. (b)...................................      5.50%        02/15/23          2,543,749
         417,000  Standard Industries, Inc. (b)...................................      5.38%        11/15/24            426,383
         295,000  Standard Industries, Inc. (b)...................................      6.00%        10/15/25            309,443
         892,000  Standard Industries, Inc. (b)...................................      5.00%        02/15/27            878,620
                                                                                                                 ---------------
                                                                                                                      17,357,547
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 4.2%
       2,133,000  Cablevision Systems Corp........................................      8.00%        04/15/20          2,227,449
      10,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.75%        01/15/24         10,275,000
       2,175,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............      5.88%        04/01/24          2,277,682
       5,076,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............      5.75%        02/15/26          5,314,571
       1,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............      5.50%        05/01/26          1,551,750
       2,828,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............      5.13%        05/01/27          2,877,490
      12,107,000  CSC Holdings LLC (a) (b)........................................      7.75%        07/15/25         13,041,508
       9,183,000  CSC Holdings LLC (a) (b)........................................      5.50%        05/15/26          9,452,751
         819,000  CSC Holdings LLC (b)............................................      5.50%        04/15/27            845,724
       1,800,000  CSC Holdings LLC (b)............................................      5.38%        02/01/28          1,833,750
         800,000  CSC Holdings LLC (b)............................................      7.50%        04/01/28            877,000
          26,000  Mediacom Broadband LLC / Mediacom Broadband Corp................      5.50%        04/15/21             26,098
                                                                                                                 ---------------
                                                                                                                      50,600,773
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                  CASINOS & GAMING -- 6.4%
$      2,100,000  Boyd Gaming Corp................................................      6.38%        04/01/26    $     2,218,125
      22,270,000  Caesars Resort Collection LLC / CRC Finco, Inc. (a) (b).........      5.25%        10/15/25         21,824,600
       3,863,000  Eldorado Resorts, Inc...........................................      6.00%        04/01/25          4,008,007
         426,000  Eldorado Resorts, Inc...........................................      6.00%        09/15/26            444,105
       3,000,000  Golden Nugget, Inc. (b).........................................      6.75%        10/15/24          3,075,000
       1,500,000  MGM Growth Properties Operating Partnership LP / MGP
                     Finance Co. Issuer, Inc. (b).................................      5.75%        02/01/27          1,580,625
       8,600,000  MGM Resorts International (a)...................................      7.75%        03/15/22          9,535,250
       5,100,000  MGM Resorts International (a)...................................      6.00%        03/15/23          5,457,000
       5,950,000  MGM Resorts International.......................................      5.75%        06/15/25          6,321,875
       1,000,000  MGM Resorts International.......................................      5.50%        04/15/27          1,033,750
       4,439,000  Penn National Gaming, Inc. (b)..................................      5.63%        01/15/27          4,394,610
      10,045,000  Station Casinos LLC (a) (b).....................................      5.00%        10/01/25          9,894,325
       4,500,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (b)...........      5.50%        03/01/25          4,567,500
       2,410,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (b)...........      5.25%        05/15/27          2,355,775
                                                                                                                 ---------------
                                                                                                                      76,710,547
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         483,000  Peabody Energy Corp. (b)........................................      6.00%        03/31/22            492,056
         967,000  Peabody Energy Corp. (b)........................................      6.38%        03/31/25            962,165
                                                                                                                 ---------------
                                                                                                                       1,454,221
                                                                                                                 ---------------
                  CONSUMER FINANCE -- 0.3%
       3,406,000  FirstCash, Inc. (b).............................................      5.38%        06/01/24          3,499,665
                                                                                                                 ---------------
                  DIVERSIFIED METALS & MINING -- 0.8%
       9,256,000  Freeport-McMoRan, Inc. (a)......................................      6.88%        02/15/23          9,799,790
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 2.5%
       5,810,000  KB Home (a).....................................................      7.00%        12/15/21          6,238,487
       1,883,000  KB Home.........................................................      7.63%        05/15/23          2,085,423
       1,000,000  Meritage Homes Corp.............................................      7.00%        04/01/22          1,073,750
       4,302,000  PulteGroup, Inc.................................................      5.50%        03/01/26          4,554,743
       5,500,000  Taylor Morrison Communities, Inc................................      6.63%        05/15/22          5,685,625
       9,914,000  TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. (a).............      5.88%        06/15/24         10,070,939
                                                                                                                 ---------------
                                                                                                                      29,708,967
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 0.3%
       3,000,000  Vistra Operations Co. LLC (b)...................................      5.63%        02/15/27          3,090,000
                                                                                                                 ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000  Scotts Miracle-Gro (The) Co.....................................      6.00%        10/15/23            104,500
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.1%
         405,000  Hill-Rom Holdings, Inc. (b).....................................      5.75%        09/01/23            421,706
       1,178,000  Kinetic Concepts, Inc. / KCI USA, Inc. (b)......................      7.88%        02/15/21          1,204,211
                                                                                                                 ---------------
                                                                                                                       1,625,917
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 6.3%
       3,000,000  Acadia Healthcare Co., Inc......................................      5.63%        02/15/23          3,045,000
       2,318,000  Acadia Healthcare Co., Inc......................................      6.50%        03/01/24          2,410,720
         250,000  Encompass Health Corp...........................................      5.13%        03/15/23            254,063
      14,303,000  Encompass Health Corp. (a)......................................      5.75%        11/01/24         14,553,302
         250,000  Encompass Health Corp...........................................      5.75%        09/15/25            257,870
       1,000,000  HCA, Inc........................................................      5.38%        02/01/25          1,055,000
       6,530,000  HCA, Inc........................................................      5.88%        02/15/26          7,052,400


Page 8                  See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                  HEALTH CARE FACILITIES (CONTINUED)
$     16,587,000  Select Medical Corp. (a)........................................      6.38%        06/01/21    $    16,628,467
      27,514,000  Tenet Healthcare Corp. (a)......................................      8.13%        04/01/22         29,459,514
       1,000,000  Universal Health Services, Inc. (b).............................      5.00%        06/01/26          1,028,750
                                                                                                                 ---------------
                                                                                                                      75,745,086
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 2.2%
       5,800,000  DaVita, Inc.....................................................      5.13%        07/15/24          5,814,500
       1,976,000  DaVita, Inc.....................................................      5.00%        05/01/25          1,940,807
      11,225,000  MEDNAX, Inc. (a) (b)............................................      5.25%        12/01/23         11,449,500
       5,000,000  MEDNAX, Inc. (b)................................................      6.25%        01/15/27          5,112,500
       1,751,000  Vizient, Inc. (b)...............................................      6.25%        05/15/27          1,812,285
                                                                                                                 ---------------
                                                                                                                      26,129,592
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 1.2%
      14,663,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                     Inc. (a) (b).................................................      5.75%        03/01/25         14,589,685
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.3%
       3,600,000  ESH Hospitality, Inc. (b).......................................      5.25%        05/01/25          3,622,500
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
         270,000  Calpine Corp....................................................      5.38%        01/15/23            272,700
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.0%
         235,000  RBS Global, Inc. / Rexnord LLC (b)..............................      4.88%        12/15/25            236,459
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 2.3%
      21,319,000  AmWINS Group, Inc. (a) (b)......................................      7.75%        07/01/26         21,585,488
       5,769,000  HUB International Ltd. (b)......................................      7.00%        05/01/26          5,833,901
                                                                                                                 ---------------
                                                                                                                      27,419,389
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.9%
      10,851,000  Zayo Group LLC / Zayo Capital, Inc. (a) (b).....................      5.75%        01/15/27         11,040,893
                                                                                                                 ---------------
                  INVESTMENT BANKING & BROKERAGE -- 0.5%
       5,740,000  LPL Holdings, Inc. (b)..........................................      5.75%        09/15/25          5,854,800
                                                                                                                 ---------------
                  IT CONSULTING & OTHER SERVICES -- 0.1%
         725,000  CDK Global, Inc.................................................      5.88%        06/15/26            766,688
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 3.3%
       1,850,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                     Management Corp. / Millennium Op.............................      5.38%        04/15/27          1,896,602
      12,320,000  Constellation Merger Sub, Inc. (a) (b)..........................      8.50%        09/15/25         11,704,000
      18,250,000  Six Flags Entertainment Corp. (a) (b)...........................      4.88%        07/31/24         18,295,625
       7,354,000  Six Flags Entertainment Corp. (a) (b)...........................      5.50%        04/15/27          7,526,819
                                                                                                                 ---------------
                                                                                                                      39,423,046
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.8%
         800,000  IQVIA, Inc. (b).................................................      5.00%        10/15/26            820,000
       7,683,000  Jaguar Holding Co. II / Pharmaceutical Product Development
                     LLC (a) (b)..................................................      6.38%        08/01/23          7,855,868
         360,000  Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health
                     Clinical, Inc. (b)...........................................      7.50%        10/01/24            378,900
                                                                                                                 ---------------
                                                                                                                       9,054,768
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 3.2%
       2,667,000  Centene Corp....................................................      6.13%        02/15/24          2,797,016
      27,702,000  MPH Acquisition Holdings LLC (a) (b)............................      7.13%        06/01/24         27,915,306


                        See Notes to Financial Statements                 Page 9


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                  MANAGED HEALTH CARE (CONTINUED)
$      8,124,000  Polaris Intermediate Corp. (b) (c)..............................      8.50%        12/01/22    $     8,113,845
                                                                                                                 ---------------
                                                                                                                      38,826,167
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.3%
       2,000,000  Berry Global, Inc...............................................      5.50%        05/15/22          2,035,000
         961,000  Berry Global, Inc. (b)..........................................      4.50%        02/15/26            934,573
         350,000  Owens-Brockway Glass Container, Inc. (b)........................      6.38%        08/15/25            373,625
                                                                                                                 ---------------
                                                                                                                       3,343,198
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.9%
       5,603,000  AMC Entertainment Holdings, Inc. (a)............................      5.75%        06/15/25          5,421,463
       4,254,000  Cinemark USA, Inc. (a)..........................................      4.88%        06/01/23          4,308,621
         828,000  Live Nation Entertainment, Inc. (b).............................      5.63%        03/15/26            865,260
                                                                                                                 ---------------
                                                                                                                      10,595,344
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.8%
       3,700,000  Murphy Oil Corp.................................................      6.88%        08/15/24          3,879,442
       3,250,000  Sanchez Energy Corp.............................................      7.75%        06/15/21            455,000
       3,125,000  Sanchez Energy Corp.............................................      6.13%        01/15/23            433,594
       4,785,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (b)....................................................      5.50%        01/15/28          4,898,644
                                                                                                                 ---------------
                                                                                                                       9,666,680
                                                                                                                 ---------------
                  OIL & GAS REFINING & MARKETING -- 0.0%
         415,000  Murphy Oil USA, Inc.............................................      5.63%        05/01/27            433,675
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 1.2%
      14,533,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp. (a)............................................      6.25%        04/01/23         14,968,990
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 1.8%
       2,190,000  B&G Foods, Inc..................................................      5.25%        04/01/25          2,157,041
       6,315,000  Post Holdings, Inc. (b).........................................      5.50%        03/01/25          6,488,663
       8,996,000  Post Holdings, Inc. (a) (b).....................................      5.00%        08/15/26          8,995,999
       3,240,000  Post Holdings, Inc. (b).........................................      5.75%        03/01/27          3,337,200
                                                                                                                 ---------------
                                                                                                                      20,978,903
                                                                                                                 ---------------
                  PAPER PACKAGING -- 1.4%
      16,543,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (a) (b).............................      7.00%        07/15/24         17,132,344
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.9%
       4,028,000  Eagle Holding Co. II LLC (b) (d)................................      7.63%        05/15/22          4,058,210
       6,248,000  Horizon Pharma USA, Inc.........................................      6.63%        05/01/23          6,439,345
                                                                                                                 ---------------
                                                                                                                      10,497,555
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 1.0%
      12,680,000  Realogy Group LLC / Realogy Co-Issuer Corp. (a) (b).............      4.88%        06/01/23         12,153,273
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
         661,000  Brinker International, Inc. (b).................................      5.00%        10/01/24            662,653
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.0%
         291,000  Brink's (The) Co. (b)...........................................      4.63%        10/15/27            281,543
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.2%
       2,000,000  Aramark Services, Inc...........................................      4.75%        06/01/26          2,035,000
         481,000  Aramark Services, Inc. (b)......................................      5.00%        02/01/28            490,764
                                                                                                                 ---------------
                                                                                                                       2,525,764
                                                                                                                 ---------------


Page 10                  See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 2.1%
$      1,850,000  Dell International LLC / EMC Corp. (b)..........................      5.88%        06/15/21    $     1,884,627
      15,150,000  Dell International LLC / EMC Corp. (a) (b)......................      7.13%        06/15/24         16,028,001
       6,440,000  Dell International LLC / EMC Corp. (b)..........................      6.02%        06/15/26          6,983,053
                                                                                                                 ---------------
                                                                                                                      24,895,681
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.4%
         940,000  Ashtead Capital, Inc. (b).......................................      4.13%        08/15/25            937,650
      10,325,000  United Rentals North America, Inc. (a)..........................      5.75%        11/15/24         10,639,913
         250,000  United Rentals North America, Inc...............................      5.50%        07/15/25            259,500
       2,948,000  United Rentals North America, Inc...............................      5.88%        09/15/26          3,091,715
         764,000  United Rentals North America, Inc...............................      6.50%        12/15/26            819,390
         945,000  United Rentals North America, Inc...............................      5.50%        05/15/27            975,713
                                                                                                                 ---------------
                                                                                                                      16,723,881
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
       7,769,000  SBA Communications Corp. (a)....................................      4.88%        09/01/24          7,919,621
       2,000,000  Sprint Capital Corp.............................................      6.90%        05/01/19          2,000,000
       1,180,000  T-Mobile USA, Inc...............................................      5.13%        04/15/25          1,219,825
         416,000  T-Mobile USA, Inc...............................................      4.50%        02/01/26            419,291
                                                                                                                 ---------------
                                                                                                                      11,558,737
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................      740,213,790
                  (Cost $732,988,019)                                                                            ---------------

FOREIGN CORPORATE BONDS -- 8.8%
                  APPLICATION SOFTWARE -- 0.1%
       1,000,000  Open Text Corp. (b).............................................      5.88%        06/01/26          1,050,000
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.2%
         965,000  Delphi Technologies PLC (b).....................................      5.00%        10/01/25            887,800
       1,000,000  Panther BF Aggregator 2 LP / Panther Finance Co., Inc. (b)......      6.25%        05/15/26          1,043,750
                                                                                                                 ---------------
                                                                                                                       1,931,550
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 1.8%
       9,000,000  Cemex SAB de C.V. (a) (b).......................................      7.75%        04/16/26          9,855,000
      11,158,000  Masonite International Corp. (a) (b)............................      5.63%        03/15/23         11,450,898
         100,000  Masonite International Corp. (b)................................      5.75%        09/15/26            102,500
                                                                                                                 ---------------
                                                                                                                      21,408,398
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.5%
         200,000  Unitymedia GmbH (b).............................................      6.13%        01/15/25            208,000
       6,183,000  Virgin Media Finance PLC (b)....................................      6.00%        10/15/24          6,422,591
       1,654,000  Virgin Media Finance PLC (b)....................................      5.75%        01/15/25          1,695,350
       2,000,000  Virgin Media Secured Finance PLC (b)............................      5.25%        01/15/26          2,041,920
       7,073,000  Virgin Media Secured Finance PLC (a) (b)........................      5.50%        08/15/26          7,267,720
                                                                                                                 ---------------
                                                                                                                      17,635,581
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.3%
         300,000  International Game Technology PLC (b)...........................      6.25%        02/15/22            314,250
         200,000  International Game Technology PLC (b)...........................      6.25%        01/15/27            210,638
       1,673,000  Melco Resorts Finance Ltd. (b)..................................      4.88%        06/06/25          1,676,229
       2,000,000  Wynn Macau Ltd. (b).............................................      4.88%        10/01/24          1,980,000
                                                                                                                 ---------------
                                                                                                                       4,181,117
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.6%
$      1,275,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (a) (b)....................................      5.25%        04/15/21    $     1,280,572
       5,346,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (b)........................................      5.88%        04/15/23          5,526,859
         804,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (b)........................................      5.63%        03/01/24            816,060
                                                                                                                 ---------------
                                                                                                                       7,623,491
                                                                                                                 ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.1%
         950,000  Ritchie Bros Auctioneers, Inc. (b)..............................      5.38%        01/15/25            980,875
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 3.4%
      12,667,000  Bausch Health Cos., Inc. (a) (b)................................      5.88%        05/15/23         12,812,037
      22,000,000  Bausch Health Cos., Inc. (b)....................................      6.13%        04/15/25         22,302,500
       4,250,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (b)......................................................      5.75%        08/01/22          3,941,875
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (b)......................................................      5.63%        10/15/23            785,000
       1,750,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (b)......................................................      5.50%        04/15/25          1,268,750
                                                                                                                 ---------------
                                                                                                                      41,110,162
                                                                                                                 ---------------
                  RESTAURANTS -- 0.8%
       9,458,000  1011778 BC ULC / New Red Finance, Inc. (a) (b)..................      5.00%        10/15/25          9,410,710
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................      105,331,884
                  (Cost $102,765,128)                                                                            ---------------

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 41.7%
                  AEROSPACE & DEFENSE -- 0.2%
         281,048  Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00%
                     Floor........................................................      4.98%        06/09/23            279,977
       2,142,218  Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.98%        05/30/25          2,131,593
                                                                                                                 ---------------
                                                                                                                       2,411,570
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 4.6%
       1,559,670  CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.24%        04/26/24          1,553,822
       2,472,831  Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.75% Floor..................................................      5.98%        07/01/24          2,482,624
       6,263,811  Informatica Corp., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................      5.73%        08/06/22          6,282,101
       5,090,748  Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00%
                     Floor........................................................      5.74%        11/01/23          5,094,464
       2,082,097  Micro Focus International (MA Financeco, LLC), Miami Escrow
                     Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor...............      4.98%        06/21/24          2,074,289
      14,060,914  Micro Focus International (MA Financeco, LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00%
                     Floor........................................................      4.98%        06/21/24         14,008,185
       4,482,974  Micro Focus International (MA Financeco, LLC), Term
                     Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor....................      4.73%        11/30/21          4,452,176


Page 12                  See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  APPLICATION SOFTWARE (CONTINUED)
$     10,735,349  Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................      5.73%        11/30/24    $    10,587,738
       4,803,662  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      6.37%        04/26/24          4,770,661
       1,000,000  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor................      6.37%        04/26/24            993,130
       1,870,075  Qlik Technologies (Project Alpha Intermediate Holding, Inc.),
                     2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%,
                     0.00% Floor..................................................      6.78%        04/26/24          1,878,266
         458,141  RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................      5.23%        10/12/23            457,569
                                                                                                                 ---------------
                                                                                                                      54,635,025
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.2%
       2,000,000  Victory Capital Holdings, Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        02/15/25          1,998,760
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 1.4%
      10,892,645  Gates Global LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.23%        03/31/24         10,903,973
       2,259,427  Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      5.98%        06/30/24          1,697,801
       4,697,410  Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR +
                     3.50%, 1.00% Floor...........................................      6.10%        06/30/24          3,529,775
                                                                                                                 ---------------
                                                                                                                      16,131,549
                                                                                                                 ---------------
                  BROADCASTING -- 0.8%
       3,255,117  Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR +
                     4.50%, 1.00% Floor...........................................      6.99%        05/15/22          3,224,193
         745,021  Gray Television, Inc., Term Loan C, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      4.98%        01/02/26            746,138
       5,363,556  Tribune Media Co., (fka Tribune Co.), Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      5.48%        01/27/24          5,361,893
                                                                                                                 ---------------
                                                                                                                       9,332,224
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.4%
       4,321,726  Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        11/15/23          4,299,340
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.5%
       6,363,636  Cablevision (aka CSC Holdings, Inc.), March 2017 Term Loan
                     B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor........................      4.72%        07/17/25          6,330,927
                                                                                                                 ---------------
                  CASINOS & GAMING -- 3.2%
         845,029  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.23%        12/22/24            847,319
       4,655,200  Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.75% Floor..................................................  5.22% - 5.23%    10/04/23          4,657,295
       4,425,439  Scientific Games International, Inc., Term Loan B5,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      5.23%        08/14/24          4,411,897
      28,475,832  Stars Group Holdings B.V. (Amaya), Term Loan B,
                     3 Mo. LIBOR + 3.50%, 0.00% Floor.............................      6.10%        07/10/25         28,593,437
                                                                                                                 ---------------
                                                                                                                      38,509,948
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT -- 0.1%
       1,314,710  Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        02/15/26          1,324,978
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.6%
$      6,500,000  GFL Environmental, Inc., 2018 Incremental Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      5.48%        05/31/25    $     6,440,070
       1,076,647  Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.47%        12/04/24          1,063,189
                                                                                                                 ---------------
                                                                                                                       7,503,259
                                                                                                                 ---------------
                  FOOD RETAIL -- 1.1%
       5,532,021  Albertson's LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.61%        12/21/22          5,536,446
       7,499,360  Albertson's LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................      5.48%        06/22/23          7,503,260
                                                                                                                 ---------------
                                                                                                                      13,039,706
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.3%
       3,928,300  Acelity L.P., Inc. (Kinetic Concepts), Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.85%        01/31/24          3,936,903
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.4%
         944,491  Acadia Healthcare Co., Inc., Term Loan B4, 1 Mo. LIBOR +
                     2.50%, 0.00% Floor...........................................      4.98%        02/16/23            941,544
       4,258,995  Gentiva Health Services, Inc. (Kindred at Home), Term Loan B,
                     1 Mo. LIBOR + 3.75%, 0.00% Floor.............................      6.25%        06/30/25          4,267,002
                                                                                                                 ---------------
                                                                                                                       5,208,546
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 4.8%
       2,181,930  21st Century Oncology Holdings, Inc. (21st Century Oncology
                     Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%,
                     1.00% Floor..................................................      8.74%        01/16/23          1,797,911
       1,067,244  Air Medical Group Holdings, Inc. (Global Medical Response),
                     2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor.........      6.73%        03/14/25          1,047,906
       3,063,333  Air Medical Group Holdings, Inc. (Global Medical Response),
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor................      5.72%        04/28/22          2,984,575
       2,468,639  Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      6.10%        04/21/24          2,122,141
         667,119  athenahealth, Inc., Term Loan B, 3 Mo. LIBOR + 4.50%,
                     0.00% Floor..................................................      7.20%        02/15/26            670,174
       3,407,364  CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor......................      6.85%        07/01/21          2,883,481
      14,440,017  CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR +
                     3.00%, 1.00% Floor...........................................      5.48%        06/07/23         14,431,063
       1,795,500  Dupage Medical Group (Midwest Physician), Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.23%        08/15/24          1,757,346
      12,444,428  Envision Healthcare Corp., Term Loan B, 1 Mo. LIBOR + 3.75%,
                     0.00% Floor..................................................      6.23%        10/10/25         12,013,103
         241,979  Exam Works (Gold Merger Co., Inc.), Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.73%        07/27/23            241,979
       4,831,591  Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.25%, 1.00% Floor...........................................      5.74%        08/31/24          4,767,186
       3,874,087  Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.23%        02/06/24          3,627,114
       9,681,606  U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%,
                     1.00% Floor..................................................      6.85%        12/30/22          9,687,705
                                                                                                                 ---------------
                                                                                                                      58,031,684
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  HOUSEHOLD APPLIANCES -- 0.7%
$      8,757,198  Traeger Grills (TGP Holdings III LLC), Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      6.85%        09/25/24    $     8,078,515
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.6%
       7,082,300  Alight Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................      5.48%        05/01/24          7,083,788
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 1.0%
      12,173,448  BJ's Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.47%        02/03/24         12,223,725
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.2%
       2,792,090  Accudyne Industries LLC, Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.48%        08/18/24          2,790,108
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 3.7%
      12,744,047  Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.24%        05/09/25         12,506,498
      10,302,049  Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR +
                     2.75%, 1.00% Floor...........................................      5.23%        01/25/24         10,289,171
          40,527  HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.29%        04/25/25             40,081
      16,048,623  HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.34%        04/25/25         15,872,089
       5,811,292  USI, Inc. (fka Compass Investors, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.00% Floor.............................      5.60%        05/15/24          5,750,273
                                                                                                                 ---------------
                                                                                                                      44,458,112
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
      14,531,138  Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        01/31/25         14,430,292
                                                                                                                 ---------------
                  INVESTMENT BANKING & BROKERAGE -- 0.6%
       7,141,500  Citadel Securities LP, Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................      5.98%        02/28/26          7,177,208
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.3%
       1,690,389  Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.73%        05/31/25          1,657,291
      11,364,883  Parexel International Corp., Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      5.23%        09/27/24         11,130,540
       2,992,366  Sotera Health Holdings, LLC (Sterigenics), Term
                     Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor.....................      5.48%        05/15/22          2,966,183
                                                                                                                 ---------------
                                                                                                                      15,754,014
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.3%
         374,870  Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%,
                     1.00% Floor..................................................      5.35%        06/07/23            370,953
       2,877,436  Versant Health (Wink Holdco, Inc.), Initial Term Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      5.48%        12/02/24          2,830,677
                                                                                                                 ---------------
                                                                                                                       3,201,630
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.2%
       2,633,187  Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR +
                     2.25%, 0.00% Floor...........................................      4.73%        02/05/25          2,619,758
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 3.9%
$     14,101,955  AlixPartners LLP, Term Loan B, 1 Mo. LIBOR + 2.75%,
                     0.00% Floor..................................................      5.23%        04/04/24    $    14,106,327
      18,955,043  Duff & Phelps Corp. (Deerfield Dakota), Initial Term Loan,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      5.73%        02/13/25         18,684,175
      14,405,866  Refinitiv US Holdings, Inc., Initial Dollar Term Loan,
                     1 Mo. LIBOR + 3.75%, 0.00% Floor.............................      6.23%        10/01/25         14,243,800
                                                                                                                 ---------------
                                                                                                                      47,034,302
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.3%
       1,217,059  Hostess Brands, LLC (HB Holdings), Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.73%        08/03/22          1,214,321
           7,559  Hostess Brands, LLC (HB Holdings), Term Loan B,
                     2 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.79%        08/03/22              7,542
       1,761,255  Hostess Brands, LLC (HB Holdings), Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.75% Floor.............................      4.83%        08/03/22          1,757,292
                                                                                                                 ---------------
                                                                                                                       2,979,155
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.5%
       5,687,893  Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR
                     + 2.75%, 0.00% Floor.........................................      5.23%        02/05/23          5,695,174
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 2.6%
      11,770,042  Bausch Health Cos., Inc. (Valeant), Term Loan B, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.47%        06/01/25         11,816,652
      11,092,691  Endo LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor.........      6.75%        04/29/24         10,954,033
       2,000,000  GoodRX, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................      5.47%        10/15/25          2,000,000
       5,351,791  Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     1.00% Floor..................................................      5.50%        03/29/24          5,370,736
         274,499  Mallinckrodt International Finance S.A., 2017 Term Loan B,
                     3 Mo. LIBOR + 2.75%, 0.75% Floor.............................      5.35%        09/24/24            245,726
         196,910  Mallinckrodt International Finance S.A., 2018 Incremental
                     Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor..................      5.69%        02/24/25            178,286
                                                                                                                 ---------------
                                                                                                                      30,565,433
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.3%
       1,572,404  Cushman & Wakefield (DTZ U.S. Borrower, LLC), Term Loan,
                     1 Mo. LIBOR + 3.25%, 0.00% Floor.............................      5.73%        08/21/25          1,572,404
       1,428,571  Realogy Corp., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.00% Floor..................................................      4.73%        02/08/25          1,393,300
                                                                                                                 ---------------
                                                                                                                       2,965,704
                                                                                                                 ---------------
                  RESTAURANTS -- 0.7%
       1,685,000  Portillo's Holdings LLC, Second Lien Term Loan, 3 Mo. LIBOR
                     + 8.00%, 1.00% Floor.........................................     10.60%        08/15/22          1,663,938
       7,120,534  Portillo's Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR
                     + 4.50%, 1.00% Floor.........................................      7.10%        08/02/21          7,120,534
                                                                                                                 ---------------
                                                                                                                       8,784,472
                                                                                                                 ---------------
                  RETAIL REIT'S -- 0.5%
       5,765,255  Capital Automotive L.P., 2nd Lien Term Loan, 1 Mo. LIBOR +
                     6.00%, 1.00% Floor...........................................      8.48%        03/15/25          5,778,227
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                                RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                  SPECIALIZED CONSUMER SERVICES -- 1.8%
$     10,184,000  Asurion, LLC (fka Asurion Corp.), Second Lien Replacement
                     B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor..............      8.98%        07/31/25    $    10,374,950
       1,208,389  Asurion, LLC (fka Asurion Corp.), Term Loan B4, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        08/04/22          1,212,171
       4,932,509  Asurion, LLC (fka Asurion Corp.), Term Loan B6, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        11/03/23          4,945,629
       4,974,937  Asurion, LLC (fka Asurion Corp.), Term Loan B7, 1 Mo. LIBOR
                     + 3.00%, 0.00% Floor.........................................      5.48%        11/03/24          4,986,678
                                                                                                                 ---------------
                                                                                                                      21,519,428
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 2.7%
       3,784,311  Applied Systems, Inc., Term Loan (First Lien), 1 Mo. LIBOR +
                     3.00%, 1.00% Floor...........................................      5.48%        09/13/24          3,777,727
       1,262,391  Applied Systems, Inc., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 7.00%, 1.00% Floor.........................................      9.48%        09/13/25          1,282,590
       1,828,051  Dynatrace LLC, Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        08/22/25          1,832,621
      14,388,327  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................      6.10%        06/13/24         14,256,385
       9,252,136  Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     1.00% Floor..................................................      5.74%        04/24/22          8,151,965
       1,560,874  SUSE (Marcel Lux IV S.A.R.L.), Facility B1 USD, 3 Mo. LIBOR
                     + 3.25%, 0.00% Floor.........................................      5.89%        03/15/26          1,556,972
       1,987,551  Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................      5.73%        06/15/25          1,969,127
                                                                                                                 ---------------
                                                                                                                      32,827,387
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      498,660,851
                  (Cost $502,556,244)                                                                            ---------------

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           1,629  Vistra Energy Corp. (g)......................................................................            1,253
                  (Cost $2,831)                                                                                  ---------------

MONEY MARKET FUNDS -- 1.0%
      12,342,065  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.32% (h)................................................................................        12,342,065
                  (Cost $12,342,065)                                                                             ---------------
                  TOTAL INVESTMENTS -- 113.3%..................................................................    1,356,549,843
                  (Cost $1,350,654,287) (i)                                                                      ---------------

   PRINCIPAL                                                                            STATED        STATED
     VALUE                                  DESCRIPTION                                 COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. TREASURY BILLS SOLD SHORT -- (13.3%)
$   (159,000,000) U.S. Treasury Bill (a)........................................         (j)         05/14/19       (158,863,406)
                  (Proceeds $158,863,261)                                                                        ---------------
                  NET OTHER ASSETS AND LIABILITIES -- 0.0%.....................................................           58,716
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,197,745,153
                                                                                                                 ===============


                        See Notes to Financial Statements                Page 17


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

(a)   This security or a portion of this security is segregated as collateral for investments sold short.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust"
      or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $564,929,453 or 47.2% of net assets.

(c)   These notes are Senior Payment-In-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 8.50% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest
      Rate plus 75 basis points. For the six months ended April 30, 2019, this security paid all of its interest in cash.

(d)   These notes are Senior PIK Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2)
      entirely in PIK interest. Interest paid in cash will accrue at the rate of
      7.63% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2019, this security paid all of its interest in cash.

(e)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(f)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g)   Non-income producing security.

(h)   Rate shown reflects yield as of April 30, 2019.

(i)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,597,072 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,701,661. The net unrealized appreciation was $5,895,411. The amounts presented are inclusive of investments sold short.

(j)   Zero coupon security.

LIBOR - London Interbank Offered Rate

Page 18                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                       ASSETS TABLE

                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         4/30/2019           PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Corporate Bonds*..................................     $  740,213,790    $           --    $  740,213,790    $           --
Foreign Corporate Bonds*..........................        105,331,884                --       105,331,884                --
Senior Floating-Rate Loan Interests*..............        498,660,851                --       498,660,851                --
Rights:
   Electric Utilities.............................              1,253                --             1,253                --
Money Market Funds................................         12,342,065        12,342,065                --                --
                                                       --------------    --------------    --------------    --------------
Total Investments.................................     $1,356,549,843    $   12,342,065    $1,344,207,778    $           --
                                                       ==============    ==============    ==============    ==============

                                                     LIABILITIES TABLE

                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         4/30/2019           PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
U.S. Treasury Bills Sold Short....................     $ (158,863,406)   $           --    $ (158,863,406)   $           --
                                                       ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 19


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value.....................................................    $1,356,549,843
Cash......................................................................           111,422
Restricted cash...........................................................        10,282,420
Receivables:
   Investment securities sold.............................................        19,336,916
   Interest...............................................................        13,947,694
   Margin interest rebate.................................................            97,025
   Dividends..............................................................            12,192
                                                                              --------------
      Total Assets........................................................     1,400,337,512
                                                                              --------------

LIABILITIES:
Investments sold short, at value (proceeds $158,863,261)..................       158,863,406
Payables:
   Investment securities purchased........................................        42,669,104
   Investment advisory fees...............................................           919,197
   Margin interest expense................................................           140,652
                                                                              --------------
      Total Liabilities...................................................       202,592,359
                                                                              --------------
NET ASSETS................................................................    $1,197,745,153
                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $1,218,955,883
Par value.................................................................           248,500
Accumulated distributable earnings (loss).................................       (21,459,230)
                                                                              --------------
NET ASSETS................................................................    $1,197,745,153
                                                                              ==============
NET ASSET VALUE, per share................................................    $        48.20
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................        24,850,002
                                                                              ==============
Investments, at cost......................................................    $1,350,654,287
                                                                              ==============


Page 20                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Interest..................................................................    $   38,893,804
Margin interest rebate....................................................         1,409,701
Dividends.................................................................            77,644
                                                                              --------------
   Total investment income................................................        40,381,149
                                                                              --------------

EXPENSES:
Investment advisory fees..................................................         5,596,544
Margin interest expense...................................................         2,428,713
Interest on investments sold short........................................            87,606
                                                                              --------------
   Total expenses.........................................................         8,112,863
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        32,268,286
                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................        (3,258,942)
   Investments sold short.................................................           594,945
                                                                              --------------
Net realized gain (loss)..................................................        (2,663,997)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................        28,322,824
   Investments sold short.................................................          (997,768)
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................        27,325,056
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        24,661,059
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   56,929,345
                                                                              ==============


                        See Notes to Financial Statements                Page 21


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                SIX MONTHS
                                                                                  ENDED              YEAR
                                                                                4/30/2019           ENDED
                                                                               (UNAUDITED)        10/31/2018
                                                                              --------------    --------------
OPERATIONS:
Net investment income (loss)..............................................    $   32,268,286    $   64,170,585
Net realized gain (loss)..................................................        (2,663,997)       (8,990,764)
Net change in unrealized appreciation (depreciation)......................        27,325,056       (36,753,553)
                                                                              --------------    --------------
Net increase (decrease) in net assets resulting from operations...........        56,929,345        18,426,268
                                                                              --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................       (33,277,003)      (68,615,288)
Return of capital.........................................................                --            (7,218)
                                                                              --------------    --------------
Total distributions to shareholders.......................................       (33,277,003)      (68,622,506)
                                                                              --------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................       140,301,029       117,296,114
Cost of shares redeemed...................................................      (219,243,496)      (64,629,748)
                                                                              --------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................       (78,942,467)       52,666,366
                                                                              --------------    --------------
Total increase (decrease) in net assets...................................       (55,290,125)        2,470,128

NET ASSETS:
Beginning of period.......................................................     1,253,035,278     1,250,565,150
                                                                              --------------    --------------
End of period.............................................................    $1,197,745,153    $1,253,035,278
                                                                              ==============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................        26,650,002        25,550,002
Shares sold...............................................................         2,950,000         2,450,000
Shares redeemed...........................................................        (4,750,000)       (1,350,000)
                                                                              --------------    --------------
Shares outstanding, end of period.........................................        24,850,002        26,650,002
                                                                              ==============    ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...........    $   56,929,345
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments............................................      (591,379,268)
      Borrowed investments sold short.....................................     1,471,857,598
      Cost to cover short positions.......................................    (1,312,146,714)
      Sales, maturities and paydowns of investments.......................       513,610,406
      Net amortization/accretion of premiums/discounts on investments.....         2,917,256
      Net realized gain/loss on investments...............................         3,258,942
      Net realized gain/loss on investments sold short....................          (594,945)
      Net change in unrealized appreciation/depreciation on investments...       (28,322,824)
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................           997,768
      Increase in restricted cash.........................................        (5,953,698)

CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable.....................................         1,070,569
      Increase in dividends receivable....................................              (200)
      Increase in margin interest rebate receivable.......................           (61,933)
      Decrease in interest payable on investments sold short..............           (48,260)
      Increase in margin interest expense payable.........................            94,078
      Decrease in investment advisory fees payable........................           (92,992)
                                                                              --------------
CASH PROVIDED BY OPERATING ACTIVITIES.....................................                      $  112,135,128
                                                                                                --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................       140,301,029
      Cost of shares redeemed.............................................      (219,243,496)
      Distributions to shareholders from investment operations............       (33,277,003)
                                                                              --------------
CASH USED IN FINANCING ACTIVITIES.........................................                        (112,219,470)
                                                                                                --------------
Decrease in cash..........................................................                             (84,342)
Cash at beginning of period...............................................                             195,764
                                                                                                --------------
CASH AT END OF PERIOD.....................................................                      $      111,422
                                                                                                ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                      $    2,334,635
                                                                                                ==============


                        See Notes to Financial Statements                Page 23


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED OCTOBER 31,
                                        4/30/2019     ------------------------------------------------------------------------------
                                       (UNAUDITED)         2018            2017            2016            2015            2014
                                      --------------  --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period    $    47.02      $    48.95      $    48.31      $    48.69      $    51.30      $    51.16
                                        ----------      ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  1.28            2.52            2.56            2.41            2.64            2.58
Net realized and unrealized gain (loss)       1.22           (1.76)           0.66           (0.14)          (2.23) (a)       0.29
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations              2.50            0.76            3.22            2.27            0.41            2.87
                                        ----------      ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                        (1.32)          (2.69)          (2.58)          (2.48)          (2.84)          (2.73)
Net realized gain                               --              --              --              --           (0.14)             --
Return of capital                               --           (0.00) (b)         --           (0.17)          (0.04)             --
                                        ----------      ----------      ----------      ----------      ----------      ----------
Total distributions                          (1.32)          (2.69)          (2.58)          (2.65)          (3.02)          (2.73)
                                        ----------      ----------      ----------      ----------      ----------      ----------
Net asset value, end of period          $    48.20      $    47.02      $    48.95      $    48.31      $    48.69      $    51.30
                                        ==========      ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (c)                              5.42%           1.60%           6.79%           4.89%           0.80% (a)       5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $1,197,745      $1,253,035      $1,250,565      $1,077,297      $  520,954      $  179,533
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                 1.38% (d)       1.16%           1.10%           1.11%           1.23%           1.29%
Ratio of net expenses to average net
   assets excluding interest expense          0.95% (d)       0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of net investment income (loss) to
   average net assets                         5.48% (d)       5.26%           5.25%           5.04%           5.49%           5.02%
Portfolio turnover rate (e)                     31%             52%             75%             45%             34%             54%


(a)   The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(b)   Amount represents less than $0.01 per share.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 24                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), a diversified series of the Trust which trades under the ticker "HYLS" on The Nasdaq Stock
Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation
Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in
Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to provide current income. The
Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets
(including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-"
by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies,
Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S.
corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee of the
Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the
"Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4)    issuer-specific conditions (such as significant credit
            deterioration); and
      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2)   an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5)   the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

       6)   the information as to any transactions in or offers for the security;

       7)   the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9)   the quality, value and salability of collateral, if any, securing the security;

      10)   the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11)   the prospects for the borrower's/issuer's industry, and multiples
            (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

      13)   borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of April
30, 2019.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At April 30, 2019, the Fund had $10,282,420 in restricted cash associated with investments sold short and $158,863,406 of investments sold short as shown on the Statement of Asset and Liabilities. The
Fund is charged interest on debit margin balance at a rate equal to the

                                                                         Page 27

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At April 30,
2019, the Fund had a debit margin balance of $148,568,120 with an interest rate of 3.17%. For the six months ended April 30, 2019, the Fund had margin interest rebate of $1,409,701 and margin interest expense of $2,428,713, as shown on the
Statement of Operations. For the six months ended April 30, 2019, the average margin balance and interest rates were $155,085,514 and 3.09%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of April 30,
2019.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $   68,615,288
Capital gains...................................               --
Return of capital...............................            7,218

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $           --
Accumulated capital and other gain (loss).......      (19,840,820)
Net unrealized appreciation (depreciation)......      (25,270,752)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2018, the
Fund had $19,840,820 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

H. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities," which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

                                                                         Page 29

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $435,091,571 and $413,769,160, respectively. The cost of purchases to cover short sales and the proceeds of short sales were
$61,562,422 and $41,193,750, respectively.

For the six months ended April 30, 2019, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and
First Trust Variable Insurance Trust, entered into a $200 million Credit
Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that had access to the Line of Credit. To the extent that the Fund accesses the
Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2019.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 31

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ADDITIONAL INFORMATION
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2019 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                         Page 33

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)

Semi-Annual Report
For the Six Months Ended
April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Enhanced Short Maturity ETF (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund")
is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                    ANNUAL AVERAGE          CUMULATIVE
                                                                                    TOTAL RETURNS         TOTAL RETURNS
                                                6 Months Ended    1 Year Ended    Inception (8/5/14)    Inception (8/5/14)
                                                   4/30/19          4/30/19           to 4/30/19            to 4/30/19
FUND PERFORMANCE
NAV                                                 1.31%            2.43%              1.29%                 6.24%
Market Price                                        1.29%            2.43%              1.29%                 6.24%

INDEX PERFORMANCE
ICE BofAML 0-1 Year U.S. Treasury Index             1.34%            2.37%              0.93%                 4.49%
--------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                            37.19%
Corporate Bonds                             31.96
Foreign Corporate Bonds                     14.19
Asset-Backed Securities                     12.26
U.S. Government Notes                        2.29
U.S. Government Agency Mortgage-
   Backed Securities                         1.74
Mortgage-Backed Securities                   0.13
Cash                                         0.12
Certificates of Deposit                      0.12
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government and Agency                        4.03%
AAA                                          7.88
AA+                                          0.39
AA                                           0.15
AA-                                          3.71
A+                                           6.45
A                                            7.24
A-                                           8.45
BBB+                                         9.46
BBB                                          8.77
BBB-                                         2.39
A-1 (Short Term)                             1.39
A-2 (Short Term)                            23.18
A-3 (Short Term)                            12.62
Not Rated                                    3.77
Cash                                         0.12
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
U.S. Treasury Note 1.50%, 6/15/2020          1.27%
U.S. Treasury Note 1.50%, 8/15/2020          0.85
AerCap Ireland Capital DAC / AerCap
   Global Aviation Trust                     0.60
WGL Holdings, Inc.                           0.58
Williams Cos., (The) Inc.                    0.55
NBCUniversal Enterprise Inc.                 0.53
Constellation Brands, Inc.                   0.51
PNC Bank N.A.                                0.47
ETP Legacy L.P.                              0.47
Lloyds Bank PLC                              0.47
                                           -------
     Total                                   6.30%
                                           =======

-----------------------------

(1)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    AUGUST 5, 2014 - APRIL 30, 2019

            First Trust Enhanced        ICE BofAML 0-1 Year
             Short Maturity ETF         U.S. Treasury Index
8/5/14            $10,000                     $10,000
10/31/14           10,016                      10,002
4/30/15            10,047                      10,011
10/31/15           10,045                      10,020
4/30/16            10,079                      10,045
10/31/16           10,139                      10,073
4/30/17            10,206                      10,096
10/31/17           10,289                      10,147
4/30/18            10,371                      10,207
10/31/18           10,486                      10,311
4/30/19            10,624                      10,449


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/6/14 - 10/31/14       47          0          0          0           15          0          0          0
11/1/14 - 10/31/15      54          0          0          0          197          0          0          0
11/1/15 - 10/31/16     101          0          0          0          151          0          0          0
11/1/16 - 10/31/17     173          0          0          0           79          0          0          0
11/1/17 - 10/31/18     179          0          0          0           73          0          0          0
11/1/18 - 4/30/19       63          0          0          0           59          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity,
First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
CHRISTINA L. FLETCHER - PORTFOLIO MANAGER

                                                                          Page 5


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                 NOVEMBER 1, 2018     APRIL 30, 2019      PERIOD (a)        PERIOD (b)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                              $1,000.00           $1,013.10            0.37%             $1.85
Hypothetical (5% return before expenses)            $1,000.00           $1,022.96            0.37%             $1.86


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER -- 37.9%

                  AEROSPACE/DEFENSE -- 0.4%
$     15,000,000  Northrop Grumman Corp...........................................      3.10%        05/01/19    $    15,000,000
       2,250,000  Northrop Grumman Corp...........................................      2.97%        06/19/19          2,241,058
                                                                                                                 ---------------
                                                                                                                      17,241,058
                                                                                                                 ---------------
                  AGRICULTURE -- 0.8%
      12,000,000  BAT International Finance PLC...................................      2.83%        05/03/19         11,998,120
      12,000,000  BAT International Finance PLC...................................      2.96%        07/02/19         11,939,975
      10,000,000  BAT International Finance PLC...................................      2.97%        07/11/19          9,942,506
                                                                                                                 ---------------
                                                                                                                      33,880,601
                                                                                                                 ---------------
                  AUTO MANUFACTURERS -- 3.6%
       8,150,000  Ford Motor Credit Co. LLC.......................................      3.11%        06/05/19          8,125,790
      19,900,000  Ford Motor Credit Co. LLC.......................................      3.08%        07/22/19         19,763,053
      20,000,000  Ford Motor Credit Co. LLC.......................................      3.19%        08/26/19         19,797,814
       5,000,000  General Motors Financial Co., Inc...............................      2.86%        05/01/19          5,000,000
       5,000,000  General Motors Financial Co., Inc...............................      3.01%        05/07/19          4,997,528
      10,000,000  General Motors Financial Co., Inc...............................      3.08%        05/09/19          9,993,244
       5,000,000  General Motors Financial Co., Inc...............................      2.93%        05/30/19          4,988,398
      15,000,000  Nissan Motor Acceptance Corp....................................      2.80%        05/14/19         14,985,066
      15,000,000  Nissan Motor Acceptance Corp....................................      2.79%        05/23/19         14,974,818
       7,500,000  VW Credit, Inc..................................................      2.79%        05/09/19          7,495,409
      20,000,000  VW Credit, Inc..................................................      2.89%        06/24/19         19,914,872
       5,500,000  VW Credit, Inc..................................................      2.80%        07/01/19          5,474,356
      15,000,000  VW Credit, Inc..................................................      3.06%        10/18/19         14,789,521
                                                                                                                 ---------------
                                                                                                                     150,299,869
                                                                                                                 ---------------
                  BANKS -- 0.5%
      20,000,000  Lloyds Bank PLC, 3 Mo. LIBOR + 0.10% (a)........................      2.70%        12/20/19         20,000,000
                                                                                                                 ---------------
                  BEVERAGES -- 1.1%
      10,000,000  Constellation Brands, Inc.......................................      2.91%        05/01/19         10,000,000
      22,000,000  Constellation Brands, Inc.......................................      2.90%        05/28/19         21,952,956
      10,000,000  Constellation Brands, Inc.......................................      2.90%        05/30/19          9,977,038
       5,000,000  Constellation Brands, Inc.......................................      2.95%        05/31/19          4,987,901
                                                                                                                 ---------------
                                                                                                                      46,917,895
                                                                                                                 ---------------
                  CHEMICALS -- 3.5%
       8,000,000  Albemarle Corp..................................................      2.80%        05/14/19          7,992,037
      20,000,000  Dow Chemical (The) Co...........................................      2.75%        05/17/19         19,975,952
      20,000,000  Dow Chemical (The) Co...........................................      2.76%        05/23/19         19,966,810
      10,000,000  EI du Pont de Nemours & Co......................................      2.77%        06/26/19          9,957,663
      10,000,000  FMC Corp........................................................      3.05%        05/02/19          9,999,165
      15,200,000  FMC Corp........................................................  3.00% - 3.05%    05/10/19         15,188,647
      10,000,000  FMC Corp........................................................      3.05%        05/13/19          9,989,984
      12,500,000  FMC Corp........................................................      3.05%        05/22/19         12,478,109
      20,000,000  Sherwin-Williams (The) Co.......................................  2.84% - 2.85%    05/06/19         19,992,213
       7,800,000  Sherwin-Williams (The) Co.......................................      2.79%        05/14/19          7,792,253
      15,000,000  Sherwin-Williams (The) Co.......................................      2.93%        05/28/19         14,967,532
                                                                                                                 ---------------
                                                                                                                     148,300,365
                                                                                                                 ---------------
                  COMMERCIAL SERVICES -- 0.2%
      10,000,000  Tyco International Holding Sarl.................................      2.89%        05/01/19         10,000,000
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.5%
      10,000,000  CNPC Finance HK Ltd.............................................      2.89%        07/03/19          9,950,444
      10,000,000  Hitachi Capital America Corp....................................      2.81%        05/03/19          9,998,458
                                                                                                                 ---------------
                                                                                                                      19,948,902
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  ELECTRIC -- 3.7%
$      5,000,000  CenterPoint Energy, Inc.........................................      2.88%        05/07/19    $     4,997,634
      15,000,000  CenterPoint Energy, Inc.........................................      2.88%        05/10/19         14,989,345
      10,000,000  CenterPoint Energy, Inc.........................................      2.81%        05/13/19          9,990,782
      16,450,000  CenterPoint Energy, Inc.........................................      2.79%        05/29/19         16,414,927
      15,000,000  Enel Finance America LLC........................................      2.90%        05/06/19         14,994,042
      15,000,000  Enel Finance America LLC........................................      2.95%        05/20/19         14,976,975
      10,000,000  Entergy Corp....................................................      2.87%        05/02/19          9,999,214
      10,000,000  Entergy Corp....................................................      2.88%        05/07/19          9,995,233
       3,403,000  Entergy Corp....................................................      2.86%        05/08/19          3,401,134
      12,698,000  Entergy Corp....................................................      2.91%        06/03/19         12,664,681
      10,000,000  Entergy Corp....................................................      2.87%        07/10/19          9,945,276
      15,000,000  Public Service Enterprise Group, Inc............................      2.90%        05/20/19         14,977,428
      10,000,000  Public Service Enterprise Group, Inc............................      2.96%        05/21/19          9,983,835
      10,000,000  Public Service Enterprise Group, Inc............................      2.95%        05/22/19          9,983,034
                                                                                                                 ---------------
                                                                                                                     157,313,540
                                                                                                                 ---------------
                  ELECTRONICS -- 1.6%
      10,000,000  Arrow Electronics, Inc..........................................      2.96%        05/01/19         10,000,000
      10,000,000  Arrow Electronics, Inc..........................................      3.00%        05/03/19          9,998,357
      10,000,000  Arrow Electronics, Inc..........................................      3.00%        05/09/19          9,993,429
      10,000,000  Arrow Electronics, Inc..........................................      2.95%        05/14/19          9,989,511
      10,000,000  Arrow Electronics, Inc..........................................      2.95%        05/16/19          9,987,897
       5,000,000  Arrow Electronics, Inc..........................................      2.95%        05/17/19          4,993,548
       5,000,000  Arrow Electronics, Inc..........................................      3.00%        05/21/19          4,991,800
       8,500,000  Arrow Electronics, Inc..........................................  2.95% - 3.00%    05/28/19          8,481,258
                                                                                                                 ---------------
                                                                                                                      68,435,800
                                                                                                                 ---------------
                  FOOD -- 1.4%
      12,500,000  Campbell Soup Co................................................      2.91%        05/02/19         12,499,004
      15,000,000  Campbell Soup Co................................................      3.06%        05/08/19         14,991,204
      15,000,000  Campbell Soup Co................................................      3.04%        06/03/19         14,958,937
      15,000,000  Smithfield Foods, Inc...........................................      2.99%        05/06/19         14,993,850
                                                                                                                 ---------------
                                                                                                                      57,442,995
                                                                                                                 ---------------
                  GAS -- 1.2%
       8,000,000  WGL Holdings, Inc...............................................      3.25%        05/08/19          7,995,016
      10,000,000  WGL Holdings, Inc...............................................      3.25%        05/16/19          9,986,650
      10,000,000  WGL Holdings, Inc...............................................      3.05%        05/29/19          9,976,667
      25,000,000  WGL Holdings, Inc...............................................      3.16%        06/07/19         24,920,298
                                                                                                                 ---------------
                                                                                                                      52,878,631
                                                                                                                 ---------------
                  HEALTH CARE PRODUCTS -- 1.0%
      12,000,000  Boston Scientific Corp..........................................      2.95%        05/20/19         11,981,580
      15,000,000  Boston Scientific Corp..........................................      2.91%        06/11/19         14,951,107
      14,000,000  Boston Scientific Corp..........................................      2.91%        06/12/19         13,953,253
                                                                                                                 ---------------
                                                                                                                      40,885,940
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.9%
      10,000,000  Humana, Inc.....................................................      2.97%        05/16/19          9,987,790
       9,200,000  Humana, Inc.....................................................      3.06%        05/21/19          9,184,615
      10,000,000  Humana, Inc.....................................................      2.92%        06/03/19          9,973,633
      10,000,000  Humana, Inc.....................................................      2.96%        06/14/19          9,964,501
                                                                                                                 ---------------
                                                                                                                      39,110,539
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  HOUSEHOLD PRODUCTS/WARES -- 0.5%
$     20,000,000  Reckitt Benckiser Treasury Services PLC.........................      2.81%        05/24/19    $    19,964,633
                                                                                                                 ---------------
                  HOUSEWARES -- 0.3%
      11,100,000  Newell Brands, Inc..............................................      2.96%        05/07/19         11,094,596
                                                                                                                 ---------------
                  LEISURE TIME -- 1.7%
      14,000,000  Royal Caribbean Cruises Ltd.....................................      3.05%        05/01/19         14,000,000
      14,000,000  Royal Caribbean Cruises Ltd.....................................      3.05%        05/06/19         13,994,152
       8,000,000  Royal Caribbean Cruises Ltd.....................................      3.05%        05/09/19          7,994,657
      10,000,000  Royal Caribbean Cruises Ltd.....................................      3.02%        05/17/19          9,986,785
       7,000,000  Royal Caribbean Cruises Ltd.....................................      2.96%        05/22/19          6,987,954
       7,000,000  Royal Caribbean Cruises Ltd.....................................      3.02%        06/04/19          6,980,350
      10,000,000  Royal Caribbean Cruises Ltd.....................................      2.98%        06/07/19          9,969,475
                                                                                                                 ---------------
                                                                                                                      69,913,373
                                                                                                                 ---------------
                  LODGING -- 0.9%
      12,000,000  Marriott International, Inc.....................................      2.94%        05/13/19         11,988,401
      15,000,000  Marriott International, Inc.....................................      2.90%        05/29/19         14,966,660
      12,000,000  Marriott International, Inc.....................................      2.89%        06/04/19         11,967,775
                                                                                                                 ---------------
                                                                                                                      38,922,836
                                                                                                                 ---------------
                  MINING -- 1.4%
      20,000,000  Glencore Funding LLC............................................      3.16%        05/16/19         19,974,103
      20,000,000  Glencore Funding LLC............................................      3.14%        06/18/19         19,917,775
      20,000,000  Glencore Funding LLC............................................      3.14%        06/19/19         19,916,057
                                                                                                                 ---------------
                                                                                                                      59,807,935
                                                                                                                 ---------------
                  MISCELLANEOUS MANUFACTURING -- 1.0%
      10,000,000  Parker-Hannifin Corp............................................      2.80%        06/04/19          9,973,972
       5,000,000  Pentair Finance Sarl............................................      3.15%        05/02/19          4,999,568
       5,000,000  Pentair Finance Sarl............................................      3.10%        05/07/19          4,997,457
       5,000,000  Pentair Finance Sarl............................................      3.06%        05/09/19          4,996,654
       5,000,000  Pentair Finance Sarl............................................      3.11%        05/13/19          4,994,833
       5,000,000  Pentair Finance Sarl............................................      3.15%        05/16/19          4,993,538
       5,000,000  Pentair Finance Sarl............................................      3.13%        05/17/19          4,993,155
       4,000,000  Pentair Finance Sarl............................................      3.15%        05/21/19          3,993,111
                                                                                                                 ---------------
                                                                                                                      43,942,288
                                                                                                                 ---------------
                  OFFICE/BUSINESS EQUIPMENT -- 0.5%
       5,000,000  Ricoh Finance Corp..............................................      3.26%        05/08/19          4,996,875
       5,000,000  Ricoh Finance Corp..............................................      3.15%        05/23/19          4,990,523
      10,000,000  Ricoh Finance Corp..............................................      3.15%        05/24/19          9,980,182
                                                                                                                 ---------------
                                                                                                                      19,967,580
                                                                                                                 ---------------
                  OIL & GAS -- 2.9%
      15,000,000  Eni Finance USA, Inc............................................      2.88%        05/13/19         14,985,792
       8,000,000  Eni Finance USA, Inc............................................      2.87%        05/20/19          7,987,946
      10,000,000  Eni Finance USA, Inc............................................  2.86% - 2.87%    06/06/19          9,971,773
       4,750,000  Eni Finance USA, Inc............................................      2.82%        07/05/19          4,726,229
      10,000,000  Eni Finance USA, Inc............................................      2.85%        07/23/19          9,935,635
       6,800,000  Noble Energy, Inc...............................................      2.96%        05/02/19          6,799,448
      20,000,000  Sinopec Century Bright Capital Investment Ltd...................      2.88%        07/08/19         19,893,274
      10,000,000  Suncor Energy, Inc..............................................      3.00%        05/08/19          9,994,244
       8,000,000  Suncor Energy, Inc..............................................      2.96%        05/14/19          7,991,569
       8,000,000  Suncor Energy, Inc..............................................      2.90%        05/29/19          7,982,241


                        See Notes to Financial Statements                 Page 9


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  OIL & GAS (CONTINUED)
$      8,000,000  Suncor Energy, Inc..............................................      2.90%        06/10/19    $     7,974,648
      15,000,000  Suncor Energy, Inc..............................................      2.88%        06/20/19         14,941,061
                                                                                                                 ---------------
                                                                                                                     123,183,860
                                                                                                                 ---------------
                  OIL & GAS SERVICES -- 0.2%
       7,000,000  FMC Technologies, Inc...........................................      2.77%        05/07/19          6,996,809
                                                                                                                 ---------------
                  PIPELINES -- 4.5%
       8,000,000  Enbridge U.S., Inc..............................................      2.84%        05/06/19          7,996,894
      15,000,000  Enbridge U.S., Inc..............................................      3.13%        05/07/19         14,992,294
       7,000,000  Enbridge U.S., Inc..............................................      2.79%        05/10/19          6,995,135
       7,000,000  Enbridge U.S., Inc..............................................      2.83%        05/17/19          6,991,338
       7,000,000  Enterprise Products Operating LLC...............................      2.75%        05/07/19          6,996,833
      20,000,000  ETP Legacy L.P..................................................      3.00%        05/01/19         20,000,001
      20,000,000  ETP Legacy L.P..................................................      3.10%        05/03/19         19,996,609
      20,000,000  ETP Legacy L.P..................................................      3.05%        05/07/19         19,989,833
       3,000,000  TransCanada PipeLine USA Ltd....................................      2.87%        05/09/19          2,998,113
      10,000,000  TransCanada PipeLine USA Ltd....................................      2.87%        05/29/19          9,978,006
       8,000,000  TransCanada PipeLines Ltd.......................................      2.98%        05/06/19          7,996,733
      10,000,000  TransCanada PipeLines Ltd.......................................      2.89%        05/08/19          9,994,456
       5,000,000  TransCanada PipeLines Ltd.......................................      2.85%        05/09/19          4,996,877
      15,000,000  TransCanada PipeLines Ltd.......................................      2.95%        06/17/19         14,943,222
      10,000,000  Williams Cos., (The) Inc........................................      2.93%        05/02/19          9,999,197
      23,476,000  Williams Cos., (The) Inc........................................      2.95%        05/03/19         23,472,206
                                                                                                                 ---------------
                                                                                                                     188,337,747
                                                                                                                 ---------------
                  REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      20,000,000  Crown Castle International Corp.................................      3.02%        05/23/19         19,963,679
                                                                                                                 ---------------
                  RETAIL -- 1.4%
      15,000,000  AutoNation, Inc.................................................      2.95%        05/08/19         14,991,531
      15,000,000  AutoNation, Inc.................................................      2.95%        05/15/19         14,983,074
      15,000,000  AutoNation, Inc.................................................      2.95%        05/20/19         14,977,032
      15,000,000  AutoNation, Inc.................................................      2.95%        05/21/19         14,975,829
                                                                                                                 ---------------
                                                                                                                      59,927,466
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.5%
      20,000,000  Broadcom, Inc...................................................      3.01%        05/02/19         19,998,333
                                                                                                                 ---------------
                  TELECOMMUNICATIONS -- 1.2%
       5,000,000  AT&T, Inc.......................................................      2.96%        05/28/19          4,989,125
      10,000,000  Bell Canada, Inc................................................      2.94%        05/13/19          9,990,340
      10,000,000  Bell Canada, Inc................................................      2.80%        06/04/19          9,973,968
      10,000,000  Bell Canada, Inc................................................      2.80%        06/05/19          9,973,202
       8,000,000  Bell Canada, Inc................................................      2.89%        06/10/19          7,974,740
      10,000,000  Bell Canada, Inc................................................      2.90%        08/08/19          9,921,075
                                                                                                                 ---------------
                                                                                                                      52,822,450
                                                                                                                 ---------------
                  TOTAL COMMERCIAL PAPER.......................................................................    1,597,499,720
                  (Cost $1,597,499,720)                                                                          ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 32.6%

                  AEROSPACE/DEFENSE -- 0.5%
$      1,000,000  BAE Systems Holdings, Inc. (b)..................................      6.38%        06/01/19    $     1,002,641
       1,058,000  Lockheed Martin Corp............................................      4.25%        11/15/19          1,066,503
       7,415,000  Rockwell Collins, Inc...........................................      1.95%        07/15/19          7,402,918
         715,000  United Technologies Corp., 3 Mo. LIBOR + 0.35% (a)..............      2.93%        11/01/19            715,842
      10,000,000  United Technologies Corp., 3 Mo. LIBOR + 0.65% (a)..............      3.33%        08/16/21         10,010,465
                                                                                                                 ---------------
                                                                                                                      20,198,369
                                                                                                                 ---------------
                  AGRICULTURE -- 0.5%
       6,000,000  BAT Capital Corp................................................      2.30%        08/14/20          5,955,273
      12,929,000  BAT Capital Corp., 3 Mo. LIBOR + 0.59% (a)......................      3.28%        08/14/20         12,914,320
                                                                                                                 ---------------
                                                                                                                      18,869,593
                                                                                                                 ---------------
                  AIRLINES -- 0.1%
       4,430,000  Southwest Airlines Co...........................................      2.75%        11/06/19          4,429,745
                                                                                                                 ---------------
                  AUTO MANUFACTURERS -- 3.1%
       6,000,000  American Honda Finance Corp.,
                     3 Mo. LIBOR + 0.26% (a)......................................      2.87%        06/16/20          6,012,087
       2,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.15% (a)......................................      2.84%        11/13/19          2,001,557
       1,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.34% (a)......................................      3.03%        02/14/20          1,002,709
       3,800,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.47% (a)......................................      3.06%        01/08/21          3,818,430
       1,000,000  BMW US Capital LLC, 3 Mo. LIBOR + 0.37% (a) (b).................      3.06%        08/14/20          1,002,965
      10,000,000  BMW US Capital LLC, 3 Mo. LIBOR + 0.41% (a) (b).................      3.01%        04/12/21         10,020,763
       4,400,000  BMW US Capital LLC, 3 Mo. LIBOR + 0.50% (a) (b).................      3.19%        08/13/21          4,413,618
       1,400,000  Daimler Finance North America LLC (b)...........................      1.50%        07/05/19          1,396,807
       1,417,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.74% (a) (b)..................................      3.34%        07/05/19          1,418,542
       5,075,000  Daimler Finance North America LLC (b)...........................      1.75%        10/30/19          5,048,763
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.62% (a) (b)..................................      3.20%        10/30/19          4,005,764
       5,000,000  Daimler Finance North America LLC (b)...........................      2.25%        03/02/20          4,975,715
      10,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.39% (a) (b)..................................      3.13%        05/04/20          9,995,666
       1,500,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.53% (a) (b)..................................      3.26%        05/05/20          1,501,480
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.43% (a) (b)..................................      3.13%        02/12/21          3,993,247
       5,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.67% (a) (b)..................................      3.40%        11/05/21          5,012,230
       1,061,000  General Motors Co., 3 Mo. LIBOR + 0.80% (a).....................      3.54%        08/07/20          1,060,648
       7,845,000  General Motors Financial Co., Inc...............................      2.40%        05/09/19          7,844,623
       1,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.45% (a)......................................      4.15%        05/09/19          1,000,285
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.27% (a)......................................      3.87%        10/04/19          2,007,250
       5,588,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 0.93% (a)......................................      3.53%        04/13/20          5,605,975
       3,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 0.54% (a)......................................      3.27%        11/06/20          2,985,048
       8,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.10% (a)......................................      3.83%        11/06/21          8,003,330


                        See Notes to Financial Statements                Page 11


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  AUTO MANUFACTURERS (CONTINUED)
$      2,220,000  Nissan Motor Acceptance Corp. (b)...............................      1.55%        09/13/19    $     2,209,562
       4,500,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      3.13%        09/13/19          4,500,869
       2,700,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.39% (a) (b)..................................      2.99%        09/28/20          2,687,617
       3,000,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.69% (a) (b)..................................      3.29%        09/28/22          2,963,400
       2,000,000  PACCAR Financial Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.26% (a)......................................      2.96%        05/10/21          2,002,748
         500,000  Toyota Motor Credit Corp., 3 Mo. LIBOR + 0.26% (a)..............      2.85%        04/17/20            500,980
       1,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.44% (a)......................................      3.04%        10/18/19          1,002,411
       4,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (a)......................................      2.88%        04/13/21          4,010,433
      17,370,000  Volkswagen Group of America Finance LLC,
                     3 Mo. LIBOR + 0.77% (a) (b)..................................      3.46%        11/13/20         17,437,014
                                                                                                                 ---------------
                                                                                                                     131,442,536
                                                                                                                 ---------------
                  BANKS -- 9.2%
       4,289,000  Bank of America Corp., 3 Mo. LIBOR + 0.38% (a)..................      2.97%        01/23/22          4,284,903
       5,000,000  Bank of America Corp., Global Medium-Term Note,
                     3 Mo. LIBOR + 1.42% (a)......................................      4.01%        04/19/21          5,102,197
       4,000,000  Bank of America Corp., Global Medium-Term Note,
                     3 Mo. LIBOR + 0.66% (a)......................................      3.25%        07/21/21          4,017,298
       5,000,000  Bank of America Corp., Medium-Term Note.........................      2.63%        10/19/20          5,004,808
       4,225,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (a)......................................      3.25%        06/25/22          4,235,607
      10,417,000  Bank of America N.A., 3 Mo. LIBOR + 0.25% (a)...................      2.88%        08/28/20         10,422,111
       4,000,000  Bank of New York Mellon (The),
                     3 Mo. LIBOR + 0.30% (a)......................................      2.92%        12/04/20          4,004,946
       5,000,000  BB&T Corp., Medium-Term Note....................................      2.45%        01/15/20          4,991,538
       1,031,000  BB&T Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.57% (a)......................................      3.18%        06/15/20          1,035,212
         260,000  Branch Banking & Trust Co., 3 Mo. LIBOR + 0.22% (a).............      2.85%        06/01/20            260,174
       2,269,000  Capital One N.A.................................................      2.40%        09/05/19          2,265,997
       4,370,000  Capital One N.A., 3 Mo. LIBOR + 0.77% (a).......................      3.37%        09/13/19          4,377,140
       7,005,000  Capital One N.A.................................................      1.85%        09/13/19          6,982,971
       7,000,000  Capital One N.A.................................................      2.35%        01/31/20          6,977,713
       7,000,000  Citibank N.A., 3 Mo. LIBOR + 0.32% (a)..........................      2.90%        05/01/20          7,013,469
       3,000,000  Citibank N.A., 3 Mo. LIBOR + 0.30% (a)..........................      2.89%        10/20/20          3,004,557
      10,760,000  Citibank N.A., 3 Mo. LIBOR + 0.35% (a)..........................      3.05%        02/12/21         10,769,541
       8,998,000  Citibank N.A., 3 Mo. LIBOR + 0.57% (a)..........................      3.16%        07/23/21          9,041,171
       4,675,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (a)........................      3.37%        01/10/20          4,695,064
       1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.19% (a)........................      3.93%        08/02/21          1,014,614
       2,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (a)........................      3.66%        12/08/21          2,026,169
       9,959,000  Citigroup, Inc., 3 Mo. LIBOR + 0.96% (a)........................      3.54%        04/25/22         10,071,164
       6,952,000  Citizens Bank N.A./Providence RI................................      2.25%        03/02/20          6,924,239
       1,000,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.54% (a)......................................      3.16%        03/02/20          1,002,494
       6,425,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.57% (a)......................................      3.22%        05/26/20          6,437,940
       8,000,000  Comerica Bank...................................................      2.50%        06/02/20          7,978,391


Page 12                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      5,325,000  Discover Bank...................................................      3.10%        06/04/20    $     5,340,695
       4,000,000  Fifth Third Bank/Cincinnati OH..................................      1.63%        09/27/19          3,983,053
       7,725,000  Fifth Third Bank/Cincinnati OH,
                     3 Mo. LIBOR + 0.44% (a)......................................      3.03%        07/26/21          7,733,789
       6,540,000  Goldman Sachs Group, (The), Inc.................................      2.55%        10/23/19          6,537,449
       3,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.80% (a)......................................      3.41%        12/13/19          3,010,400
       6,000,000  Goldman Sachs Group, (The), Inc.................................      2.60%        04/23/20          5,988,741
       6,500,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.16% (a)......................................      3.75%        04/23/20          6,553,706
       2,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.20% (a)......................................      3.81%        09/15/20          2,021,776
       3,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.73% (a)......................................      3.34%        12/27/20          3,008,099
       7,308,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.17% (a)......................................      3.85%        11/15/21          7,372,683
       6,710,000  Huntington National Bank (The)..................................      2.38%        03/10/20          6,696,525
       5,000,000  JPMorgan Chase & Co.............................................      2.25%        01/23/20          4,985,294
      15,470,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (a)...................      3.15%        03/09/21         15,507,601
       5,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.68% (a)...................      3.31%        06/01/21          5,023,069
       2,625,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.23% (a)...............      2.86%        09/01/20          2,626,819
       6,500,000  JPMorgan Chase Bank N.A., SOFR + 0.55% (a)......................      3.03%        10/19/20          6,504,101
       2,562,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.29% (a)...............      2.87%        02/01/21          2,563,393
       5,000,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.37% (a)...............      3.05%        02/19/21          5,007,162
      10,000,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.34% (a)...............      2.93%        04/26/21         10,012,548
       4,435,000  KeyBank N.A./Cleveland OH.......................................      1.60%        08/22/19          4,421,465
       6,000,000  KeyBank N.A./Cleveland OH.......................................      2.50%        12/15/19          5,993,334
       3,300,000  KeyBank N.A./Cleveland OH,
                     3 Mo. LIBOR + 0.81% (a)......................................      3.47%        11/22/21          3,326,412
       7,057,000  Morgan Stanley, 3 Mo. LIBOR + 1.14% (a).........................      3.72%        01/27/20          7,104,729
       8,950,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (a).........................      3.77%        01/20/22          9,049,582
      18,224,000  Morgan Stanley, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.55% (a)......................................      3.25%        02/10/21         18,250,742
      11,000,000  Morgan Stanley, Global Medium-Term Note,
                     3 Mo. LIBOR + 1.40% (a)......................................      3.99%        04/21/21         11,200,777
       7,750,000  PNC Bank N.A., 3 Mo. LIBOR + 0.36% (a)..........................      3.04%        05/19/20          7,769,188
      20,000,000  PNC Bank N.A., 3 Mo. LIBOR + 0.35% (a)..........................      2.95%        03/12/21         20,035,077
       2,315,000  PNC Financial Services Group, (The), Inc........................      6.70%        06/10/19          2,324,613
      12,050,000  Regions Bank/Birmingham AL,
                     3 Mo. LIBOR + 0.38% (a)......................................      2.97%        04/01/21         12,000,237
       7,000,000  Regions Bank/Birmingham AL,
                     3 Mo. LIBOR + 0.50% (a)......................................      3.19%        08/13/21          6,980,908
       5,916,000  SunTrust Bank/Atlanta GA........................................      2.25%        01/31/20          5,895,645
       7,000,000  SunTrust Bank/Atlanta GA, 3 Mo. LIBOR + 0.50% (a)...............      3.09%        10/26/21          7,009,590
       5,000,000  US Bank N.A./Cincinnati OH,
                     3 Mo. LIBOR + 0.25% (a)......................................      2.83%        07/24/20          5,013,821
       2,000,000  US Bank N.A./Cincinnati OH,
                     3 Mo. LIBOR + 0.32% (a)......................................      2.91%        04/26/21          2,005,017
       2,500,000  Wells Fargo & Co., Medium-Term Note, Series N,
                     3 Mo. LIBOR + 0.68% (a)......................................      3.26%        01/30/20          2,510,727
       1,735,000  Wells Fargo & Co., Medium-Term Note, Series N...................      2.15%        01/30/20          1,728,225


                        See Notes to Financial Statements                Page 13


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      4,105,000  Wells Fargo Bank N.A............................................      1.75%        05/24/19    $     4,102,904
       3,793,000  Wells Fargo Bank N.A., 3 Mo. LIBOR + 0.50% (a)..................      3.09%        07/23/21          3,801,990
       2,890,000  Wells Fargo Bank N.A., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (a)......................................      3.26%        12/06/19          2,900,421
                                                                                                                 ---------------
                                                                                                                     387,843,735
                                                                                                                 ---------------
                  BEVERAGES -- 0.3%
       3,000,000  Constellation Brands, Inc.......................................      2.00%        11/07/19          2,987,568
      10,000,000  Constellation Brands, Inc., 3 Mo. LIBOR + 0.70% (a).............      3.38%        11/15/21         10,008,421
         585,000  Molson Coors Brewing Co.........................................      1.45%        07/15/19            583,542
                                                                                                                 ---------------
                                                                                                                      13,579,531
                                                                                                                 ---------------
                  BIOTECHNOLOGY -- 0.5%
       4,500,000  Amgen, Inc., 3 Mo. LIBOR + 0.32% (a)............................      3.02%        05/10/19          4,500,475
       6,391,000  Amgen, Inc......................................................      2.20%        05/22/19          6,389,774
       4,345,000  Amgen, Inc., 3 Mo. LIBOR + 0.60% (a)............................      3.26%        05/22/19          4,346,556
       4,000,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.25% (a)..................      2.88%        09/20/19          4,003,102
                                                                                                                 ---------------
                                                                                                                      19,239,907
                                                                                                                 ---------------
                  BUILDING MATERIALS -- 0.1%
       2,000,000  Martin Marietta Materials, Inc.,
                     3 Mo. LIBOR + 0.50% (a)......................................      3.13%        12/20/19          2,000,961
       2,000,000  Vulcan Materials Co., 3 Mo. LIBOR + 0.60% (a)...................      3.21%        06/15/20          1,998,278
                                                                                                                 ---------------
                                                                                                                       3,999,239
                                                                                                                 ---------------
                  CHEMICALS -- 0.4%
       2,000,000  Chevron Phillips Chemical Co. LLC / Chevron Phillips
                     Chemical Co., L.P., 3 Mo. LIBOR + 0.75% (a) (b)..............      3.33%        05/01/20          2,005,321
       5,934,000  DowDuPont, Inc., 3 Mo. LIBOR + 0.71% (a)........................      3.39%        11/15/20          5,982,335
       8,385,000  EI du Pont de Nemours & Co.,
                     3 Mo. LIBOR + 0.53% (a)......................................      3.11%        05/01/20          8,414,242
                                                                                                                 ---------------
                                                                                                                      16,401,898
                                                                                                                 ---------------
                  COMMERCIAL SERVICES -- 0.2%
       5,650,000  ERAC USA Finance LLC (b)........................................      2.35%        10/15/19          5,639,885
       1,016,000  ERAC USA Finance LLC (b)........................................      5.25%        10/01/20          1,048,252
                                                                                                                 ---------------
                                                                                                                       6,688,137
                                                                                                                 ---------------
                  COMPUTERS -- 0.2%
       9,287,000  Hewlett Packard Enterprise Co. (b)..............................      2.10%        10/04/19          9,259,746
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 2.0%
      11,176,000  Air Lease Corp..................................................      2.13%        01/15/20         11,121,223
       7,400,000  American Express Co., 3 Mo. LIBOR + 0.33% (a)...................      2.91%        10/30/20          7,409,081
       6,000,000  American Express Co., 3 Mo. LIBOR + 0.53% (a)...................      3.21%        05/17/21          6,027,737
       3,000,000  American Express Co., 3 Mo. LIBOR + 0.60% (a)...................      3.33%        11/05/21          3,014,826
       3,000,000  American Express Co., 3 Mo. LIBOR + 0.75% (a)...................      3.49%        08/03/23          3,020,501
       3,000,000  American Express Credit Corp., Global Medium-Term
                     Note.........................................................      2.25%        08/15/19          2,997,183
       1,700,000  American Express Credit Corp., Global Medium-Term
                     Note, 3 Mo. LIBOR + 0.49% (a)................................      3.17%        08/15/19          1,702,113
       2,000,000  American Express Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.57% (a)......................................      3.15%        10/30/19          2,003,904
      17,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.76% (a)............      3.46%        05/12/20         17,087,684
       2,870,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.45% (a)............      3.03%        10/30/20          2,871,982
       9,480,000  Charles Schwab (The) Corp., 3 Mo. LIBOR + 0.32% (a).............      2.96%        05/21/21          9,489,986


Page 14                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      3,000,000  International Lease Finance Corp................................      6.25%        05/15/19    $     3,003,464
       7,000,000  Nasdaq, Inc.....................................................      5.55%        01/15/20          7,136,905
       6,633,000  TD Ameritrade Holding Corp.,
                     3 Mo. LIBOR + 0.43% (a)......................................      3.01%        11/01/21          6,658,110
                                                                                                                 ---------------
                                                                                                                      83,544,699
                                                                                                                 ---------------
                  ELECTRIC -- 2.0%
      11,000,000  Consolidated Edison Co. of New York Inc., Series C,
                     3 Mo. LIBOR + 0.40% (a)......................................      3.00%        06/25/21         11,015,931
      10,655,000  Dominion Energy, Inc., Series B.................................      1.60%        08/15/19         10,619,488
       2,590,000  DTE Energy Co...................................................      1.50%        10/01/19          2,575,495
         194,250  Duke Energy Florida LLC.........................................      2.10%        12/15/19            193,750
       5,439,000  Exelon Generation Co. LLC.......................................      5.20%        10/01/19          5,484,088
       8,363,000  Exelon Generation Co. LLC.......................................      2.95%        01/15/20          8,367,629
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.40%        09/15/19          4,993,118
       5,000,000  NextEra Energy Capital Holdings, Inc............................      2.70%        09/15/19          4,995,513
      10,000,000  Progress Energy, Inc............................................      4.88%        12/01/19         10,116,178
       6,000,000  Public Service Co. of Oklahoma..................................      5.15%        12/01/19          6,085,207
      13,155,000  Public Service Enterprise Group, Inc............................      1.60%        11/15/19         13,076,222
       4,000,000  Sempra Energy...................................................      1.63%        10/07/19          3,979,941
       2,500,000  Southern (The) Co., 3 Mo. LIBOR + 0.70% (a) (b).................      3.29%        09/30/20          2,501,629
                                                                                                                 ---------------
                                                                                                                      84,004,189
                                                                                                                 ---------------
                  ELECTRICAL COMPONENTS & EQUIPMENT -- 0.0%
         525,000  Molex Electronic Technologies LLC (b)...........................      2.88%        04/15/20            524,302
                                                                                                                 ---------------
                  ENVIRONMENTAL CONTROL -- 0.1%
       6,000,000  Republic Services, Inc..........................................      5.50%        09/15/19          6,058,538
                                                                                                                 ---------------
                  FOOD -- 1.0%
      13,000,000  Conagra Brands, Inc., 3 Mo. LIBOR + 0.75% (a)...................      3.34%        10/22/20         13,005,515
      10,368,000  General Mills, Inc..............................................      2.20%        10/21/19         10,335,099
       2,472,000  General Mills, Inc, 3 Mo. LIBOR + 0.54% (a).....................      3.14%        04/16/21          2,476,476
       4,000,000  Kroger (The) Co.................................................      6.15%        01/15/20          4,092,235
       3,930,000  Kroger (The) Co., Global Medium-Term Note.......................      1.50%        09/30/19          3,910,611
       6,084,000  Tyson Foods, Inc., 3 Mo. LIBOR + 0.55% (a)......................      3.17%        06/02/20          6,088,916
                                                                                                                 ---------------
                                                                                                                      39,908,852
                                                                                                                 ---------------
                  GAS -- 0.1%
       4,103,000  Dominion Energy Gas Holdings LLC................................      2.80%        11/15/20          4,108,832
                                                                                                                 ---------------
                  HEALTH CARE PRODUCTS -- 0.3%
       3,000,000  Becton Dickinson and Co.........................................      2.13%        06/06/19          2,997,529
       8,595,000  Zimmer Biomet Holdings, Inc.....................................      4.63%        11/30/19          8,678,052
                                                                                                                 ---------------
                                                                                                                      11,675,581
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.5%
       8,500,000  Anthem, Inc.....................................................      2.25%        08/15/19          8,487,655
       2,800,000  Roche Holdings, Inc., 3 Mo. LIBOR + 0.34% (a) (b)...............      2.94%        09/30/19          2,803,472
       4,000,000  UnitedHealth Group, Inc.........................................      2.30%        12/15/19          3,992,179
       1,000,000  UnitedHealth Group, Inc., 3 Mo. LIBOR + 0.07% (a)...............      2.67%        10/15/20            998,249
       5,000,000  UnitedHealth Group, Inc., 3 Mo. LIBOR + 0.26% (a)...............      2.87%        06/15/21          5,001,094
                                                                                                                 ---------------
                                                                                                                      21,282,649
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  INSURANCE -- 2.2%
$      1,000,000  Allstate (The) Corp., 3 Mo. LIBOR + 0.43% (a)...................      3.03%        03/29/21    $     1,001,651
       2,782,000  Allstate (The) Corp., 3 Mo. LIBOR + 0.63% (a)...................      3.23%        03/29/23          2,771,405
      11,074,000  American International Group, Inc...............................      2.30%        07/16/19         11,066,142
       5,490,000  Jackson National Life Global Funding,
                     3 Mo. LIBOR + 0.30% (a) (b)..................................      2.88%        04/27/20          5,497,792
       3,750,000  Jackson National Life Global Funding,
                      3 Mo. LIBOR + 0.30% (a) (b).................................      2.90%        10/15/20          3,748,681
       6,510,000  Jackson National Life Global Funding,
                     3 Mo. LIBOR + 0.48% (a) (b)..................................      3.08%        06/11/21          6,535,926
       6,000,000  Lincoln National Corp...........................................      6.25%        02/15/20          6,157,069
       4,273,000  Marsh & McLennan Cos., Inc......................................      2.35%        09/10/19          4,267,759
       1,730,000  Metropolitan Life Global Funding I (b)..........................      1.55%        09/13/19          1,722,763
       5,000,000  Metropolitan Life Global Funding I,
                     SOFR + 0.57% (a) (b).........................................      3.05%        09/07/20          4,998,461
      10,000,000  Metropolitan Life Global Funding I,
                     3 Mo. LIBOR + 0.23% (a) (b)..................................      2.82%        01/08/21          9,994,082
       2,000,000  New York Life Global Funding,
                     3 Mo. LIBOR + 0.28% (a) (b)..................................      2.86%        01/28/21          2,005,781
       2,900,000  Principal Life Global Funding II (b)............................      2.20%        04/08/20          2,887,141
       1,435,000  Protective Life Global Funding (b)..............................      1.56%        09/13/19          1,429,084
      14,300,000  Protective Life Global Funding,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      3.12%        06/28/21         14,328,820
       7,462,000  Prudential Financial, Inc., Medium-Term Note....................      2.35%        08/15/19          7,454,622
       7,306,000  Hartford Financial Services Group (The), Inc....................      5.50%        03/30/20          7,480,629
                                                                                                                 ---------------
                                                                                                                      93,347,808
                                                                                                                 ---------------
                  INTERNET -- 0.0%
       1,000,000  eBay, Inc., 3 Mo. LIBOR + 0.48% (a).............................      3.06%        08/01/19          1,000,798
                                                                                                                 ---------------
                  LODGING -- 0.4%
      13,405,000  Marriott International, Inc., Series Y,
                     3 Mo. LIBOR + 0.60% (a)......................................      3.23%        12/01/20         13,453,084
       1,850,000  Marriott International, Inc., 3 Mo. LIBOR + 0.65% (a)...........      3.24%        03/08/21          1,858,628
                                                                                                                 ---------------
                                                                                                                      15,311,712
                                                                                                                 ---------------
                  MACHINERY-CONSTRUCTION & MINING -- 0.5%
       1,700,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.51% (a)......................................      3.09%        01/10/20          1,704,733
       2,571,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.18% (a)......................................      2.86%        05/15/20          2,574,615
       2,000,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.25% (a)......................................      2.90%        08/26/20          2,003,493
       6,000,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.23% (a)......................................      2.84%        03/15/21          6,007,957
       9,879,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (a)......................................      2.89%        09/07/21          9,883,104
                                                                                                                 ---------------
                                                                                                                      22,173,902
                                                                                                                 ---------------
                  MEDIA -- 1.4%
      14,980,000  Comcast Corp, 3 Mo. LIBOR + 0.33% (a)...........................      2.92%        10/01/20         15,012,702
       4,271,000  Discovery Communications LLC....................................      2.20%        09/20/19          4,259,669
      14,910,000  Discovery Communications LLC,
                     3 Mo. LIBOR + 0.71% (a)......................................      3.34%        09/20/19         14,931,295


Page 16                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  MEDIA (CONTINUED)
$     22,810,000  NBCUniversal Enterprise, Inc.,
                     3 Mo. LIBOR + 0.40% (a) (b)..................................      2.99%        04/01/21    $    22,887,853
                                                                                                                 ---------------
                                                                                                                      57,091,519
                                                                                                                 ---------------
                  OIL & GAS -- 1.1%
       5,000,000  BP Capital Markets America, Inc.,
                     3 Mo. LIBOR + 0.65% (a)......................................      3.28%        09/19/22          5,009,182
       3,500,000  Chevron Corp., 3 Mo. LIBOR + 0.95% (a)..........................      3.63%        05/16/21          3,556,801
       9,883,000  ConocoPhillips Co., 3 Mo. LIBOR + 0.90% (a).....................      3.58%        05/15/22         10,003,214
       5,000,000  EOG Resources, Inc..............................................      2.45%        04/01/20          4,988,769
       4,075,000  EOG Resources, Inc..............................................      4.40%        06/01/20          4,150,970
       3,000,000  EQT Corp., 3 Mo. LIBOR + 0.77% (a)..............................      3.36%        10/01/20          2,991,410
       4,507,000  Marathon Petroleum Corp.........................................      3.40%        12/15/20          4,544,405
       3,250,000  Phillips 66, 3 Mo. LIBOR + 0.75% (a) (b)........................      3.35%        04/15/20          3,250,785
       7,419,000  Phillips 66, 3 Mo. LIBOR + 0.60% (a)............................      3.25%        02/26/21          7,419,575
                                                                                                                 ---------------
                                                                                                                      45,915,111
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 1.6%
       4,000,000  AbbVie, Inc.....................................................      2.50%        05/14/20          3,987,842
       5,000,000  Bayer US Finance II LLC (b).....................................      2.13%        07/15/19          4,987,464
       5,000,000  Bayer US Finance II LLC, 3 Mo. LIBOR + 0.63% (a) (b)............      3.23%        06/25/21          4,973,437
       7,000,000  Cigna Corp., 3 Mo. LIBOR + 0.35% (a) (b)........................      2.96%        03/17/20          7,003,864
      11,000,000  Cigna Corp., 3 Mo. LIBOR + 0.65% (a) (b)........................      3.26%        09/17/21         11,003,671
       3,000,000  CVS Health Corp.................................................      2.25%        08/12/19          2,995,272
      15,600,000  CVS Health Corp., 3 Mo. LIBOR + 0.63% (a).......................      3.23%        03/09/20         15,654,077
       6,000,000  CVS Health Corp., 3 Mo. LIBOR + 0.72% (a).......................      3.32%        03/09/21          6,026,063
       9,000,000  Express Scripts Holding Co......................................      2.25%        06/15/19          8,993,172
       2,500,000  Express Scripts Holding Co., 3 Mo. LIBOR + 0.75% (a)............      3.38%        11/30/20          2,500,240
                                                                                                                 ---------------
                                                                                                                      68,125,102
                                                                                                                 ---------------
                  PIPELINES -- 1.9%
       4,415,000  Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. .......      5.50%        10/15/19          4,453,623
      14,097,000  Boardwalk Pipelines L.P.........................................      5.75%        09/15/19         14,192,768
       5,000,000  Enbridge Energy Partners, L.P...................................      4.38%        10/15/20          5,100,050
      12,817,000  Enterprise Products Operating LLC...............................      2.55%        10/15/19         12,799,695
       5,225,000  Enterprise Products Operating LLC...............................      5.25%        01/31/20          5,311,848
       1,973,000  Enterprise Products Operating LLC...............................      5.20%        09/01/20          2,035,003
       6,000,000  Kinder Morgan Energy Partners L.P...............................      6.50%        04/01/20          6,190,160
      14,491,000  Kinder Morgan, Inc..............................................      3.05%        12/01/19         14,501,802
       3,000,000  ONEOK Partners, L.P.............................................      3.80%        03/15/20          3,016,831
       6,000,000  Plains All American Pipeline LP / PAA Finance Corp..............      2.60%        12/15/19          5,986,537
       4,085,000  Spectra Energy Partners, L.P., 3 Mo. LIBOR + 0.70% (a)..........      3.30%        06/05/20          4,094,187
       3,000,000  Williams Cos. (The), Inc........................................      5.25%        03/15/20          3,058,463
                                                                                                                 ---------------
                                                                                                                      80,740,967
                                                                                                                 ---------------
                  RETAIL -- 0.4%
       9,421,000  Dollar Tree, Inc., 3 Mo. LIBOR + 0.70% (a)......................      3.29%        04/17/20          9,421,804
       8,675,000  Walgreens Boots Alliance, Inc...................................      2.70%        11/18/19          8,672,007
                                                                                                                 ---------------
                                                                                                                      18,093,811
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.1%
       3,000,000  Lam Research Corp...............................................      2.75%        03/15/20          2,999,087
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  TELECOMMUNICATIONS -- 1.2%
$     18,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.65% (a).............................      3.25%        01/15/20    $    18,063,895
       2,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.93% (a).............................      3.53%        06/30/20          2,015,720
       7,940,000  AT&T, Inc., 3 Mo. LIBOR + 0.75% (a).............................      3.38%        06/01/21          7,995,626
       8,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.95% (a).............................      3.55%        07/15/21          8,091,686
       1,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.37% (a)......................................      3.05%        08/15/19          1,000,896
       9,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.55% (a)......................................      3.21%        05/22/20          9,036,698
       6,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 1.00% (a)......................................      3.61%        03/16/22          6,116,540
                                                                                                                 ---------------
                                                                                                                      52,321,061
                                                                                                                 ---------------
                  TRANSPORTATION -- 0.3%
      10,612,000  Ryder System, Inc., Medium-Term Note............................      2.55%        06/01/19         10,606,584
       4,000,000  Ryder System, Inc., Medium-Term Note............................      2.45%        09/03/19          3,994,997
                                                                                                                 ---------------
                                                                                                                      14,601,581
                                                                                                                 ---------------
                  TRUCKING & LEASING -- 0.4%
       2,000,000  Aviation Capital Group LLC,
                     3 Mo. LIBOR + 0.95% (a) (b)..................................      3.58%        06/01/21          2,007,323
      15,813,000  Penske Truck Leasing Co., L.P. / PTL Finance Corp. (b)..........      2.50%        06/15/19         15,802,858
                                                                                                                 ---------------
                                                                                                                      17,810,181
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................    1,372,592,718
                  (Cost $1,371,183,464)                                                                          ---------------

FOREIGN CORPORATE BONDS -- 14.5%

                  BANKS -- 11.3%
      14,885,000  ABN AMRO Bank N.V., 3 Mo. LIBOR + 0.41% (a) (b).................      3.00%        01/19/21         14,915,068
       3,900,000  ABN AMRO Bank N.V., 3 Mo. LIBOR + 0.57% (a) (b).................      3.21%        08/27/21          3,915,994
       2,000,000  ANZ New Zealand Int'l Ltd/London (b)............................      2.85%        08/06/20          2,002,891
       5,000,000  ANZ New Zealand Int'l Ltd/London (b)............................      2.75%        01/22/21          4,991,953
       2,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.66% (a) (b)..................................      3.26%        09/23/19          2,005,226
       3,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.50% (a) (b)..................................      3.18%        08/19/20          3,011,967
      12,090,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.46% (a) (b)..................................      3.14%        05/17/21         12,126,717
       3,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.99% (a) (b)..................................      3.62%        06/01/21          3,038,653
       3,000,000  Bank of Montreal, Medium-Term Note..............................      1.50%        07/18/19          2,993,173
       3,750,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.44% (a)......................................      3.05%        06/15/20          3,765,862
       1,222,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.34% (a)......................................      2.94%        07/13/20          1,225,097
      11,526,000  Bank of Montreal, Medium-Term Note, Series D,
                     3 Mo. LIBOR + 0.46% (a)......................................      3.06%        04/13/21         11,581,080
       2,000,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.79% (a)......................................      3.43%        08/27/21          2,021,423
       8,740,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.39% (a)..............      2.99%        07/14/20          8,774,573
      17,867,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.44% (a)..............      3.03%        04/20/21         17,944,079
       5,500,000  Barclays Bank PLC...............................................      5.13%        01/08/20          5,579,817
       1,770,000  Barclays Bank PLC, 3 Mo. LIBOR + 0.46% (a)......................      3.04%        01/11/21          1,763,584


Page 18                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$     13,080,000  Barclays PLC....................................................      2.75%        11/08/19    $    13,079,254
       6,000,000  Barclays PLC....................................................      2.88%        06/08/20          5,990,394
         380,000  BPCE S.A. (b)...................................................      3.15%        07/31/20            381,467
       2,970,000  Commonwealth Bank of Australia (b)..............................      5.00%        10/15/19          3,002,914
       2,000,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.64% (a) (b)..................................      3.38%        11/07/19          2,006,555
       3,780,000  Cooperatieve Rabobank UA/NY.....................................      1.38%        08/09/19          3,767,165
       5,200,000  Cooperatieve Rabobank UA/NY,
                     3 Mo. LIBOR + 0.43% (a)......................................      3.02%        04/26/21          5,217,769
      20,000,000  Credit Agricole Corporate & Investment Bank S.A.,
                     Medium-Term Note, 3 Mo. LIBOR + 0.40% (a) (b)................      2.98%        05/03/21         19,994,400
      10,000,000  Credit Agricole Corporate & Investment Bank S.A.,
                     Medium-Term Note, 3 Mo. LIBOR + 0.63% (a)....................      3.22%        10/03/21         10,034,327
         500,000  Credit Agricole S.A./London (b).................................      2.75%        06/10/20            500,196
       1,400,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 0.97% (a) (b)..................................      3.57%        06/10/20          1,411,648
       3,000,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 1.18% (a) (b)..................................      3.77%        07/01/21          3,045,939
       5,696,000  Credit Suisse AG/New York NY, Global Medium-Term
                     Note.........................................................      2.30%        05/28/19          5,694,866
       5,000,000  Credit Suisse AG/New York NY, Medium-Term Note..................      4.38%        08/05/20          5,099,119
       6,000,000  Credit Suisse Group Funding Guernsey Ltd........................      2.75%        03/26/20          5,989,550
       5,000,000  Credit Suisse Group Funding Guernsey Ltd........................      3.13%        12/10/20          5,014,636
       1,125,000  Credit Suisse Group Funding Guernsey Ltd........................      3.45%        04/16/21          1,137,206
       3,000,000  Credit Suisse Group Funding Guernsey Ltd.,
                     3 Mo. LIBOR + 2.29% (a)......................................      4.89%        04/16/21          3,102,197
       3,000,000  Danske Bank A/S, 3 Mo. LIBOR + 0.58% (a) (b)....................      3.19%        09/06/19          2,998,207
       1,200,000  Danske Bank A/S, 3 Mo. LIBOR + 0.51% (a) (b)....................      3.13%        03/02/20          1,195,557
       2,000,000  Deutsche Bank AG, 3 Mo. LIBOR + 1.91% (a).......................      4.61%        05/10/19          2,000,720
       6,000,000  HSBC Holdings PLC...............................................      3.40%        03/08/21          6,062,831
       2,000,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (a)......................      4.83%        03/08/21          2,064,201
      19,262,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.60% (a)......................      3.28%        05/18/21         19,295,149
       6,000,000  HSBC Holdings PLC, 3 Mo. LIBOR + 0.65% (a)......................      3.25%        09/11/21          6,011,769
       3,000,000  ING Bank N.V., 3 Mo. LIBOR + 0.61% (a) (b)......................      3.29%        08/15/19          3,005,057
       7,310,000  Lloyds Bank PLC, 3 Mo. LIBOR + 0.49% (a)........................      3.23%        05/07/21          7,316,991
       4,866,000  Lloyds Bank PLC.................................................      3.30%        05/07/21          4,912,249
      19,221,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 0.65% (a)......................................      3.24%        07/26/21         19,323,733
       1,500,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 0.92% (a)......................................      3.58%        02/22/22          1,514,128
       1,720,000  Mitsubishi UFJ Trust & Banking Corp. (b)........................      2.45%        10/16/19          1,718,380
       5,000,000  Mizuho Financial Group, Inc. (b)................................      2.63%        04/12/21          4,981,347
         500,000  Mizuho Financial Group, Inc.,
                     3 Mo. LIBOR + 1.48% (a) (b)..................................      4.08%        04/12/21            508,749
       2,400,000  MUFG Bank Ltd. (b)..............................................      2.35%        09/08/19          2,396,913
         250,000  National Australia Bank Ltd.,
                     3 Mo. LIBOR + 0.59% (a) (b)..................................      3.17%        01/10/20            250,911
       4,223,000  National Australia Bank Ltd.,
                     3 Mo. LIBOR + 0.51% (a) (b)..................................      3.17%        05/22/20          4,243,519
         785,000  National Australia Bank Ltd./New York...........................      1.38%        07/12/19            783,195
       4,075,000  National Bank of Canada.........................................      2.20%        11/02/20          4,045,259


                        See Notes to Financial Statements                Page 19


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      1,000,000  Nordea Bank Abp, 3 Mo. LIBOR + 0.62% (a) (b)....................      3.22%        09/30/19    $     1,002,099
         250,000  Nordea Bank Abp (b).............................................      2.13%        05/29/20            248,406
       3,000,000  Nordea Bank Abp, 3 Mo. LIBOR + 0.47% (a) (b)....................      3.10%        05/29/20          3,011,097
       5,000,000  Nordea Bank Abp (b).............................................      2.50%        09/17/20          4,980,954
       1,000,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.48% (a)......................................      3.06%        07/29/19          1,001,130
       2,900,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.38% (a)......................................      3.00%        03/02/20          2,908,848
      13,445,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.39% (a)......................................      2.97%        04/30/21         13,502,701
       8,000,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.47% (a)......................................      3.05%        04/29/22          8,008,921
       1,042,000  Royal Bank of Canada, Medium-Term Note,
                     3 Mo. LIBOR + 0.40% (a)......................................      2.98%        01/25/21          1,044,908
       2,015,000  Santander UK Group Holdings PLC.................................      2.88%        10/16/20          2,014,569
       6,250,000  Santander UK Group Holdings PLC.................................      3.13%        01/08/21          6,258,269
       3,400,000  Santander UK PLC................................................      2.13%        11/03/20          3,363,349
       9,900,000  Santander UK PLC, 3 Mo. LIBOR + 0.62% (a).......................      3.25%        06/01/21          9,917,250
       2,200,000  Skandinaviska Enskilda Banken AB,
                     3 Mo. LIBOR + 0.57% (a) (b)..................................      3.18%        09/13/19          2,203,780
       4,800,000  Skandinaviska Enskilda Banken AB (b)............................      2.63%        11/17/20          4,786,138
       1,000,000  Skandinaviska Enskilda Banken AB................................      2.63%        03/15/21            998,005
       9,000,000  Skandinaviska Enskilda Banken AB,
                     3 Mo. LIBOR + 0.43% (a) (b)..................................      3.11%        05/17/21          9,021,087
         410,000  Societe Generale S.A. (b).......................................      2.63%        09/16/20            409,259
       1,000,000  Societe Generale S.A., 3 Mo. LIBOR + 1.33% (a) (b)..............      3.92%        04/08/21          1,016,846
       3,000,000  Sumitomo Mitsui Banking Corp....................................      2.09%        10/18/19          2,991,510
       7,525,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.31% (a)......................................      2.91%        10/18/19          7,534,369
       4,475,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.35% (a)......................................      2.94%        01/17/20          4,484,592
       2,000,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.37% (a)......................................      2.97%        10/16/20          2,003,019
       8,000,000  Sumitomo Mitsui Banking Corp., Global Medium-Term
                     Note.........................................................      2.25%        07/11/19          7,993,830
       2,712,000  Sumitomo Mitsui Financial Group, Inc.,
                     3 Mo. LIBOR + 1.68% (a)......................................      4.28%        03/09/21          2,775,331
       5,000,000  Sumitomo Mitsui Financial Group, Inc.,
                     3 Mo. LIBOR + 1.11% (a)......................................      3.71%        07/14/21          5,070,920
       1,000,000  Sumitomo Mitsui Trust Bank Ltd.,
                     3 Mo. LIBOR + 0.44% (a) (b)..................................      3.07%        09/19/19          1,001,060
       1,000,000  Svenska Handelsbanken AB, Medium-Term Note,
                     3 Mo. LIBOR + 0.49% (a)......................................      3.10%        09/06/19          1,001,591
       3,500,000  Svenska Handelsbanken AB, Medium-Term Note,
                     3 Mo. LIBOR + 0.47% (a)......................................      3.12%        05/24/21          3,515,614
       7,000,000  Toronto-Dominion Bank (The).....................................      1.45%        08/13/19          6,978,669
       4,804,000  Toronto-Dominion Bank (The), Global Medium-Term Note,
                     3 Mo. LIBOR + 0.26% (a)......................................      2.87%        09/17/20          4,815,819
       2,000,000  UBS AG/London, 3 Mo. LIBOR + 0.32% (a) (b)......................      2.95%        05/28/19          2,000,584
      15,000,000  UBS AG/London (b)...............................................      2.20%        06/08/20         14,925,870
       7,000,000  UBS AG/London, 3 Mo. LIBOR + 0.58% (a) (b)......................      3.17%        06/08/20          7,032,032


Page 20                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      6,800,000  UBS AG/London, 3 Mo. LIBOR + 0.48% (a) (b)......................      3.11%        12/01/20    $     6,817,150
       8,150,000  UBS AG/Stamford CT, Global Medium-Term Note.....................      2.38%        08/14/19          8,144,895
       6,000,000  UBS Group Funding Switzerland AG,
                     3 Mo. LIBOR + 1.78% (a) (b)..................................      4.38%        04/14/21          6,145,824
         350,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.71% (a)..................      3.40%        05/13/19            350,094
       4,035,000  Westpac Banking Corp............................................      1.60%        08/19/19          4,022,708
       8,261,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.34% (a)..................      2.93%        01/25/21          8,274,064
                                                                                                                 ---------------
                                                                                                                     474,332,785
                                                                                                                 ---------------
                  BEVERAGES -- 0.1%
       2,457,000  Pernod Ricard S.A. (b)..........................................      5.75%        04/07/21          2,585,711
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.6%
      25,808,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                     Trust........................................................      3.75%        05/15/19         25,815,057
                                                                                                                 ---------------
                  ELECTRONICS -- 0.0%
       1,000,000  Tyco Electronics Group S.A., 3 Mo. LIBOR + 0.45% (a)............      3.05%        06/05/20          1,001,921
                                                                                                                 ---------------
                  FOOD -- 0.4%
       8,000,000  Mondelez International Holdings Netherlands BV (b)..............      1.63%        10/28/19          7,955,471
       8,000,000  Mondelez International Holdings Netherlands BV,
                     3 Mo. LIBOR + 0.61% (a) (b)..................................      3.19%        10/28/19          8,014,888
                                                                                                                 ---------------
                                                                                                                      15,970,359
                                                                                                                 ---------------
                  MISCELLANEOUS MANUFACTURING -- 0.1%
       3,000,000  Siemens Financieringsmaatschappij N.V.,
                     3 Mo. LIBOR + 0.32% (a) (b)..................................      2.93%        09/13/19          3,004,573
       2,000,000  Siemens Financieringsmaatschappij N.V.,
                     3 Mo. LIBOR + 0.34% (a) (b)..................................      2.95%        03/16/20          2,005,649
                                                                                                                 ---------------
                                                                                                                       5,010,222
                                                                                                                 ---------------
                  OIL & GAS -- 0.6%
       3,000,000  BP Capital Markets PLC..........................................      1.68%        05/03/19          2,999,919
       7,000,000  BP Capital Markets PLC..........................................      2.52%        01/15/20          6,993,949
       2,000,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.87% (a).................      3.48%        09/16/21          2,027,703
      13,595,000  Encana Corp.....................................................      6.50%        05/15/19         13,612,434
       1,440,000  Shell International Finance BV,
                     3 Mo. LIBOR + 0.35% (a)......................................      2.95%        09/12/19          1,442,245
                                                                                                                 ---------------
                                                                                                                      27,076,250
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.6%
       4,490,000  Allergan Funding SCS............................................      3.00%        03/12/20          4,491,794
       2,000,000  Allergan Funding SCS, 3 Mo. LIBOR + 1.26% (a)...................      3.85%        03/12/20          2,016,129
       1,500,000  Mylan N.V.......................................................      2.50%        06/07/19          1,499,197
      16,285,000  Shire Acquisitions Investments Ireland DAC......................      1.90%        09/23/19         16,223,946
                                                                                                                 ---------------
                                                                                                                      24,231,066
                                                                                                                 ---------------
                  PIPELINES -- 0.6%
       7,965,000  Enbridge, Inc., 3 Mo. LIBOR + 0.40% (a).........................      2.98%        01/10/20          7,967,132
       8,500,000  TransCanada Pipelines Ltd.......................................      2.13%        11/15/19          8,468,530
       6,840,000  TransCanada PipeLines Ltd., 3 Mo. LIBOR + 0.28% (a).............      2.96%        11/15/19          6,848,594
                                                                                                                 ---------------
                                                                                                                      23,284,256
                                                                                                                 ---------------
                  TELECOMMUNICATIONS -- 0.2%
       5,000,000  Deutsche Telekom International Finance BV (b)...................      1.50%        09/19/19          4,973,878
       2,875,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.45% (a) (b)..................................      3.08%        09/19/19          2,877,978


                        See Notes to Financial Statements                Page 21


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  TELECOMMUNICATIONS (CONTINUED)
$      1,000,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.58% (a) (b)..................................      3.17%        01/17/20    $     1,001,936
       1,145,000  Telefonica Emisiones SA.........................................      5.88%        07/15/19          1,151,727
                                                                                                                 ---------------
                                                                                                                      10,005,519
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................      609,313,146
                  (Cost $608,464,138)                                                                            ---------------

ASSET-BACKED SECURITIES -- 12.5%

                  Ameriquest Mortgage Securities, Inc.
          53,982     Series 2004-R9, Class M2, 1 Mo. LIBOR + 0.98% (a)............      3.45%        10/25/34             54,323
                  BMW Vehicle Lease Trust
         309,509     Series 2017-2, Class A2A.....................................      1.80%        02/20/20            309,306
      11,269,000     Series 2017-2, Class A3......................................      2.07%        10/20/20         11,251,436
         120,000     Series 2017-2, Class A4......................................      2.19%        03/22/21            119,536
       6,250,000     Series 2018-1, Class A3......................................      3.26%        07/20/21          6,310,820
                  BMW Vehicle Owner Trust
       2,500,000     Series 2018-A, Class A3......................................      2.35%        04/25/22          2,493,910
                  California Republic Auto Receivables Trust
         276,801     Series 2015-1, Class A4......................................      1.82%        09/15/20            276,687
       3,130,000     Series 2015-1, Class B.......................................      2.51%        02/16/21          3,127,660
       1,332,973     Series 2015-2, Class A4......................................      1.75%        01/15/21          1,329,914
       2,101,370     Series 2015-3, Class A4......................................      2.13%        05/17/21          2,097,109
       5,349,000     Series 2015-3, Class B.......................................      2.70%        09/15/21          5,339,858
       1,530,376     Series 2016-1, Class A4......................................      2.24%        10/15/21          1,526,541
       5,284,836     Series 2016-2, Class A4......................................      1.83%        12/15/21          5,257,453
       6,389,001     Series 2017-1, Class A3......................................      1.90%        03/15/21          6,381,450
       1,870,000     Series 2017-1, Class A4......................................      2.28%        06/15/22          1,863,732
       7,523,162     Series 2018-1, Class A2......................................      2.86%        03/15/21          7,524,965
                  Canadian Pacer Auto Receivables Trust
       5,933,766     Series 2017-1A, Class A3 (b).................................      2.05%        03/19/21          5,916,494
       2,079,894     Series 2018-1A, Class A2A (b)................................      2.70%        08/19/20          2,079,628
      18,307,000     Series 2018-1A, Class A3 (b).................................      3.00%        11/19/21         18,361,737
       4,665,725     Series 2018-2A, Class A2A (b)................................      3.00%        06/21/21          4,674,894
       9,500,000     Series 2019-1A, Class A2 (b).................................      2.78%        03/21/22          9,510,271
                  Carmax Auto Owner Trust
         881,498     Series 2016-1, Class A3......................................      1.61%        11/16/20            879,759
       2,613,886     Series 2016-3, Class A3......................................      1.39%        05/17/21          2,603,135
       4,026,342     Series 2017-1, Class A3......................................      1.98%        11/15/21          4,010,451
       1,907,000     Series 2017-3, Class A3......................................      1.97%        04/15/22          1,897,194
         690,000     Series 2018-4, Class A2A.....................................      3.11%        02/15/22            692,239
       7,305,000     Series 2019-1, Class A2A.....................................      3.02%        07/15/22          7,330,841
                  Chrysler Capital Auto Receivables Trust
       3,850,000     Series 2016-AA, Class C (b)..................................      3.25%        06/15/22          3,859,317
       7,369,221     Series 2016-BA, Class A3 (b).................................      1.64%        07/15/21          7,351,419
                  Countrywide Asset-Backed Certificates
       1,560,698     Series 2005-BC3, Class M3,
                        1 Mo. LIBOR + 1.08% (a)...................................      3.56%        06/25/35          1,570,699
                  Dell Equipment Finance Trust
         107,269     Series 2017-2, Class A2A (b).................................      1.97%        02/24/20            107,180
       9,000,000     Series 2019-1, Class A2 (b)..................................      2.78%        08/23/21          9,025,538


Page 22                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Element Rail Leasing I LLC
$      3,126,886     Series 2014-1A, Class A1 (b).................................      2.30%        04/19/44    $     3,118,976
                  Encore Credit Receivables Trust
         503,217     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.69% (a).............      3.17%        11/25/35            505,959
                  Exeter Automobile Receivables Trust
          93,021     Series 2018-3A, Class A (b)..................................      2.90%        01/18/22             93,075
         174,278     Series 2018-4A, Class A (b)..................................      3.05%        12/15/21            174,401
       3,316,402     Series 2019-1A, Class A (b)..................................      3.20%        04/15/22          3,322,639
                  Ford Credit Auto Lease Trust
       1,840,392     Series 2017-A, Class A3......................................      1.88%        04/15/20          1,839,824
       1,435,000     Series 2017-A, Class A4......................................      2.02%        06/15/20          1,433,617
         919,132     Series 2017-B, Class A2A.....................................      1.80%        06/15/20            918,569
          34,639     Series 2017-B, Class A2B, 1 Mo. LIBOR + 0.16% (a)............      2.63%        06/15/20             34,639
       4,167,558     Series 2018-A, Class A2A.....................................      2.71%        12/15/20          4,168,324
         850,000     Series 2018-A, Class A4......................................      3.05%        08/15/21            854,696
       8,885,000     Series 2018-B, Class A2A.....................................      2.93%        04/15/21          8,895,449
       4,780,000     Series 2018-B, Class A3......................................      3.19%        12/15/21          4,817,405
      12,825,000     Series 2019-A, Class A2A.....................................      2.84%        09/15/21         12,840,342
       9,000,000     Series 2019-A, Class A3......................................      2.90%        05/15/22          9,055,327
                  Ford Credit Auto Owner Trust
          13,536     Series 2016-A, Class A3......................................      1.39%        07/15/20             13,529
                  GM Financial Automobile Leasing Trust
         748,926     Series 2016-3, Class B.......................................      1.97%        05/20/20            748,601
       8,731,000     Series 2016-3, Class C.......................................      2.38%        05/20/20          8,727,731
       1,440,000     Series 2017-1, Class A4......................................      2.26%        08/20/20          1,437,162
      11,088,000     Series 2017-1, Class B.......................................      2.48%        08/20/20         11,065,999
         906,155     Series 2017-2, Class A3......................................      2.02%        09/21/20            904,294
       1,700,000     Series 2017-2, Class A4......................................      2.18%        06/21/21          1,694,441
         346,000     Series 2017-2, Class B.......................................      2.43%        06/21/21            344,612
          22,145     Series 2017-3, Class A2A.....................................      1.72%        01/21/20             22,133
       5,060,000     Series 2017-3, Class A3......................................      2.01%        11/20/20          5,049,170
         500,000     Series 2017-3, Class B.......................................      2.40%        09/20/21            497,698
       6,977,417     Series 2018-1, Class A2A.....................................      2.39%        04/20/20          6,973,326
       3,503,976     Series 2018-1, Class A2B, 1 Mo. LIBOR + 0.20% (a)............      2.69%        04/20/20          3,504,332
       6,449,000     Series 2018-1, Class A3......................................      2.61%        01/20/21          6,447,655
       7,202,149     Series 2018-2, Class A2A.....................................      2.83%        07/20/20          7,205,375
       4,490,000     Series 2018-2, Class A3......................................      3.06%        06/21/21          4,508,147
       7,113,071     Series 2018-3, Class A2A.....................................      2.89%        09/21/20          7,119,111
       4,393,000     Series 2018-3, Class A3......................................      3.18%        06/21/21          4,422,362
      10,000,000     Series 2019-1, Class A2A.....................................      2.91%        04/20/21         10,024,696
       7,500,000     Series 2019-1, Class A3......................................      2.98%        12/20/21          7,544,806
      10,000,000     Series 2019-2, Class A2A.....................................      2.67%        06/21/21          9,999,307
                  GM Financial Consumer Automobile Receivables Trust
       7,422,348     Series 2017-1A, Class A3 (b).................................      1.78%        10/18/21          7,388,515
                  GSAA Home Equity Trust
       1,548,243     Series 2005-MTR1, Class A4,
                        1 Mo. LIBOR + 0.37% (a)...................................      2.85%        10/25/35          1,545,084
                  Honda Auto Receivables Owner Trust
         805,257     Series 2016-2, Class A3......................................      1.39%        04/15/20            804,342
       8,446,484     Series 2018-3, Class A2......................................      2.67%        12/21/20          8,447,509


                        See Notes to Financial Statements                Page 23


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Hyundai Auto Lease Securitization Trust
$      6,900,000     Series 2018-A, Class A3 (b)..................................      2.81%        04/15/21    $     6,911,939
      11,362,482     Series 2018-B, Class A2 (b)..................................      2.81%        12/15/20         11,371,842
       1,100,000     Series 2018-B, Class A4 (b)..................................      3.20%        06/15/22          1,108,322
       5,000,000     Series 2019-A, Class A2 (b)..................................      2.92%        07/15/21          5,014,574
                  Master Asset Backed Securities Trust
         555,843     Series 2005-OPT1, Class M2,
                        1 Mo. LIBOR + 0.63% (a)...................................      3.11%        03/25/35            557,751
                  Mercedes-Benz Auto Lease Trust
         508,052     Series 2017-A, Class A3......................................      1.79%        04/15/20            507,463
       4,900,000     Series 2017-A, Class A4......................................      2.01%        01/17/23          4,888,363
       1,803,542     Series 2018-A, Class A2......................................      2.20%        04/15/20          1,804,658
      11,000,000     Series 2019-A, Class A2......................................      3.01%        02/16/21         11,022,919
                  Nationstar Home Equity Loan Trust
       2,928,583     Series 2006-B, Class AV4, 1 Mo. LIBOR + 0.28% (a)............      2.76%        09/25/36          2,924,876
                  Nissan Auto Lease Trust
      11,499,936     Series 2017-A, Class A3......................................      1.91%        04/15/20         11,485,291
       8,500,000     Series 2018-A, Class A3......................................      3.25%        09/15/21          8,574,666
                  Nissan Auto Receivables Owner Trust
       2,177,166     Series 2015-B, Class A4......................................      1.79%        01/17/22          2,170,539
         553,270     Series 2015-C, Class A3......................................      1.37%        05/15/20            552,921
         391,973     Series 2016-A, Class A3......................................      1.34%        10/15/20            391,141
       3,644,106     Series 2016-B, Class A3......................................      1.32%        01/15/21          3,629,572
       1,310,895     Series 2016-C, Class A3......................................      1.18%        01/15/21          1,303,643
         250,000     Series 2017-B, Class A3......................................      1.75%        10/15/21            248,476
                  OSCAR US Funding Trust II
       2,218,423     Series 2015-1A, Class A4 (b).................................      2.44%        06/15/22          2,215,823
                  OSCAR US Funding Trust V
       4,705,635     Series 2016-2A, Class A3 (b).................................      2.73%        12/15/20          4,703,753
      18,010,000     Series 2016-2A, Class A4 (b).................................      2.99%        12/15/23         18,040,850
                  OSCAR US Funding Trust VI LLC
       1,152,095     Series 2017-1A, Class A3 (b).................................      2.82%        06/10/21          1,151,769
       7,700,000     Series 2017-1A, Class A4 (b).................................      3.30%        05/10/24          7,765,866
                  OSCAR US Funding Trust VII LLC
         666,800     Series 2017-2A, Class A2A (b)................................      2.13%        11/10/20            665,733
       5,480,000     Series 2017-2A, Class A3 (b).................................      2.45%        12/10/21          5,457,751
                  OSCAR US Funding Trust VIII LLC
       9,700,000     Series 2018-1A, Class A3 (b).................................      3.23%        05/10/22          9,742,438
                  OSCAR US Funding X LLC
       8,800,000     Series 2019-1A, Class A2 (b).................................      3.10%        04/11/22          8,799,094
                  Securitized Term Auto Receivables Trust
       8,303,610     Series 2017-1A, Class A3 (b).................................      1.89%        08/25/20          8,285,603
       1,000,000     Series 2017-1A, Class A4 (b).................................      2.21%        06/25/21            996,845
       2,086,363     Series 2017-2A, Class A3 (b).................................      2.04%        04/26/21          2,078,096
       4,095,000     Series 2017-2A, Class A4 (b).................................      2.29%        03/25/22          4,066,888
      10,483,803     Series 2018-2A, Class A2A (b)................................      3.06%        02/25/21         10,507,697
                  Sierra Timeshare Receivables Funding LLC
       1,114,046     Series 2014-3A, Class A (b)..................................      2.30%        10/20/31          1,110,783
       4,181,601     Series 2016-3A, Class A (b)..................................      2.43%        10/20/33          4,161,342
                  Structured Asset Investment Loan Trust
         101,308     Series 2004-10, Class A7, 1 Mo. LIBOR + 1.06% (a)............      3.54%        11/25/34            102,039


Page 24                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Toyota Auto Receivables Owner Trust
$      1,954,309     Series 2018-A, Class A2A.....................................      2.10%        10/15/20    $     1,951,514
       4,719,293     Series 2018-C, Class A2A.....................................      2.77%        08/16/21          4,724,733
                  Verizon Owner Trust
       3,009,798     Series 2016-1A, Class A (b)..................................      1.42%        01/20/21          3,004,939
       6,445,653     Series 2016-2A, Class A (b)..................................      1.68%        05/20/21          6,426,829
       3,047,667     Series 2017-1A, Class A (b)..................................      2.06%        09/20/21          3,041,408
       3,914,000     Series 2017-2A, Class A (b)..................................      1.92%        12/20/21          3,896,785
                  World Omni Auto Receivables Trust
       9,000,000     Series 2019-A, Class A2......................................      3.02%        04/15/22          9,036,041
                  World Omni Automobile Lease Securitization Trust
       3,265,607     Series 2017-A, Class A3......................................      2.13%        04/15/20          3,260,213
       3,438,536     Series 2018-A, Class A2......................................      2.59%        11/16/20          3,437,385
       8,762,402     Series 2018-B, Class A2A.....................................      2.96%        06/15/21          8,777,457
      11,060,000     Series 2019-A, Class A2......................................      2.89%        11/15/21         11,087,350
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................      526,614,655
                  (Cost $525,027,409)                                                                            ---------------

U.S. GOVERNMENT NOTES -- 2.3%

       7,200,000  U.S. Treasury Note..............................................      1.38%        04/30/20          7,127,297
      55,200,000  U.S. Treasury Note..............................................      1.50%        06/15/20         54,671,719
      36,800,000  U.S. Treasury Note..............................................      1.50%        08/15/20         36,411,875
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT NOTES..................................................................       98,210,891
                  (Cost $98,044,141)                                                                             ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 1.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
                  Federal Home Loan Mortgage Corporation
       2,779,659     Series 2003-2723, Class KN...................................      5.00%        12/15/23          2,870,629
       3,881,882     Series 2004-2783, Class YB...................................      5.00%        04/15/24          4,014,884
           1,497     Series 2004-2828, Class JE...................................      4.50%        07/15/19              1,496
           1,918     Series 2004-2861, Class BL...................................      4.00%        09/15/19              1,916
           5,024     Series 2004-2874, Class BC...................................      5.00%        10/15/19              5,026
           4,484     Series 2004-2885, Class PY...................................      4.50%        11/15/19              4,481
          10,189     Series 2004-2895, Class EK...................................      4.00%        11/15/19             10,196
           6,296     Series 2004-2900, Class PC...................................      4.50%        12/15/19              6,294
               6     Series 2005-2920, Class HD...................................      4.50%        01/15/20                  6
          55,247     Series 2005-2931, Class DE...................................      4.00%        02/15/20             55,368
           2,975     Series 2005-2945, Class HB...................................      5.00%        03/15/20              2,978
              35     Series 2007-3266, Class D....................................      5.00%        01/15/22                 35
           7,789     Series 2007-3294, Class DB...................................      4.50%        03/15/22              7,791
         710,744     Series 2009-3539, Class YA...................................      4.00%        02/15/24            714,279
          32,345     Series 2010-3705, Class CA...................................      3.00%        08/15/20             32,274
          24,304     Series 2010-3724, Class NC...................................      2.50%        07/15/38             24,273
       1,199,853     Series 2010-3726, Class ND...................................      3.50%        06/15/39          1,200,192
       4,637,505     Series 2010-3737, Class DA...................................      2.00%        12/15/39          4,590,805
          35,055     Series 2010-3755, Class AJ...................................      2.00%        11/15/20             34,809
          42,106     Series 2010-3766, Class HE...................................      3.00%        11/15/20             42,031
         434,647     Series 2010-3770, Class EB...................................      2.00%        01/15/38            432,957
          51,577     Series 2010-3773, Class GK...................................      2.50%        12/15/20             51,341
         206,225     Series 2011-3790, Class AP...................................      4.50%        01/15/37            209,475


                        See Notes to Financial Statements                Page 25


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         77,486     Series 2011-3820, Class NA...................................      4.50%        02/15/38    $        77,536
             124     Series 2011-3825, Class AB...................................      3.00%        08/15/20                123
          65,157     Series 2011-3841, Class JK...................................      3.00%        10/15/38             65,105
          73,894     Series 2011-3852, Class CA...................................      3.00%        10/15/39             73,904
       2,061,643     Series 2011-3925, Class VB...................................      4.00%        09/15/31          2,075,261
              27     Series 2011-3977, Class GA...................................      1.50%        07/15/19                 27
         542,229     Series 2012-4001, Class A....................................      3.50%        11/15/38            546,493
         156,306     Series 2012-4011, Class KM...................................      2.00%        03/15/22            155,155
         660,043     Series 2014-4305, Class KN...................................      2.50%        03/15/38            657,935
           6,733     Series 2014-4419, Class TB...................................      3.00%        02/15/40              6,725
          60,367     Series 2015-4459, Class NC...................................      5.00%        07/15/25             60,460
                  Federal National Mortgage Association
       1,494,160     Series 2003-48, Class TC.....................................      5.00%        06/25/23          1,541,408
             211     Series 2004-27, Class HB.....................................      4.00%        05/25/19                210
           9,980     Series 2004-79, Class FA, 1 Mo. LIBOR + 0.29% (a)............      2.77%        08/25/32              9,981
       1,038,216     Series 2006-60, Class DF, 1 Mo. LIBOR + 0.43% (a)............      2.91%        04/25/35          1,040,084
          13,838     Series 2008-53, Class CA.....................................      5.00%        07/25/23             13,838
          13,922     Series 2008-59, Class KB.....................................      4.50%        07/25/23             13,928
          84,477     Series 2009-14, Class EB.....................................      4.50%        03/25/24             84,703
          29,340     Series 2009-52, Class AJ.....................................      4.00%        07/25/24             29,424
         733,963     Series 2009-71, Class BA.....................................      4.00%        08/25/24            737,995
             662     Series 2009-78, Class LE.....................................      4.00%        09/25/19                662
          19,426     Series 2009-96, Class JA.....................................      3.50%        10/25/24             19,392
       2,560,466     Series 2010-99, Class UK.....................................      3.00%        10/25/38          2,562,022
          41,522     Series 2010-116, Class AD....................................      2.00%        08/25/20             41,314
         111,274     Series 2010-145, Class MA....................................      2.00%        12/25/20            110,556
           6,556     Series 2011-3, Class EG......................................      2.00%        05/25/20              6,519
          78,686     Series 2011-13, Class AD.....................................      2.00%        07/25/21             77,940
               1     Series 2011-15, Class AB.....................................      9.75%        08/25/19                  1
          30,660     Series 2011-15, Class HT.....................................      5.50%        03/25/26             30,966
       1,849,746     Series 2011-32, Class CV.....................................      3.50%        04/25/24          1,849,603
         174,798     Series 2011-36, Class QC.....................................      3.00%        12/25/28            174,455
          61,500     Series 2011-60, Class UC.....................................      2.50%        09/25/39             61,672
           5,066     Series 2011-68, Class AH.....................................      4.50%        12/25/20              5,078
          40,971     Series 2011-71, Class KC.....................................      1.75%        08/25/21             40,541
           6,678     Series 2011-79, Class AD.....................................      3.00%        11/25/37              6,671
          43,349     Series 2011-86, Class DC.....................................      2.00%        09/25/21             42,890
         150,718     Series 2011-111, Class DA....................................      3.00%        12/25/38            150,735
       1,387,484     Series 2012-20, Class AB.....................................      2.50%        07/25/39          1,382,824
       3,749,849     Series 2012-103, Class LE....................................      1.75%        05/25/39          3,728,016
       3,488,653     Series 2013-1, Class KC......................................      2.00%        07/25/40          3,439,227
          30,344     Series 2014-76, Class AC.....................................      2.50%        02/25/34             30,299
                  Government National Mortgage Association
         117,138     Series 2009-10, Class MD.....................................      4.50%        12/16/36            118,738
          16,405     Series 2009-52, Class PA.....................................      5.00%        04/16/39             16,443
       1,315,481     Series 2009-79, Class AE.....................................      3.75%        02/16/39          1,317,485
          65,495     Series 2010-4, Class JC......................................      3.00%        08/16/39             65,527
             578     Series 2010-47, Class CL.....................................      4.00%        08/20/38                577
          35,687     Series 2010-85, Class NK.....................................      3.25%        01/20/38             35,658


Page 26                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         98,802     Series 2010-87, Class HE.....................................      3.00%        11/20/38    $        99,035
          23,196     Series 2010-125, Class BA....................................      2.08%        05/16/37             23,158
         101,772     Series 2010-125, Class TE....................................      3.00%        06/20/39            101,835
          30,368     Series 2010-142, Class AJ....................................      3.00%        09/20/39             30,322
          17,586     Series 2010-164, Class LE....................................      3.00%        10/20/38             17,573
          83,600     Series 2010-164, Class LH....................................      3.50%        10/20/38             83,624
          53,928     Series 2011-24, Class NE.....................................      3.50%        04/20/39             53,920
          95,561     Series 2011-37, Class PG.....................................      3.00%        05/20/40             95,344
          45,190     Series 2011-40, Class CA.....................................      3.00%        12/16/25             45,175
          33,524     Series 2011-115, Class PD....................................      2.00%        10/20/38             33,381
         119,335     Series 2014-180, Class PA....................................      2.50%        04/20/43            119,059
       5,116,085     Series 2018-89, Class A......................................      3.50%        06/20/39          5,143,505
                  NCUA Guaranteed Notes Trust
       1,036,828     Series 2010-R1, Class 1A, 1 Mo. LIBOR + 0.45% (a)............      2.93%        10/07/20          1,038,821
                                                                                                                 ---------------
                                                                                                                      43,704,394
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
                  Federal Home Loan Mortgage Corporation Multifamily
                  Structured Pass Through Certificates
       9,134,380     Series 2010-K007, Class A2...................................      4.22%        03/25/20          9,225,568
         697,852     Series 2014-K716, Class A1...................................      2.41%        01/25/21            695,888
                  FREMF Mortgage Trust
       8,689,005     Series 2012-K710, Class B (b) (c)............................      3.98%        06/25/47          8,673,057
                  Government National Mortgage Association
          23,575     Series 2014-28, Class A......................................      2.00%        01/16/46             23,196
                                                                                                                 ---------------
                                                                                                                      18,617,709
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 0.3%
                  Federal Home Loan Mortgage Corporation
           3,060     Pool B15139..................................................      4.50%        06/01/19              3,124
           2,010     Pool B18688..................................................      5.00%        02/01/20              2,040
           1,403     Pool E01654..................................................      5.00%        06/01/19              1,424
           2,568     Pool G11588..................................................      5.50%        06/01/19              2,566
          22,976     Pool G11728..................................................      5.50%        02/01/20             23,015
          48,707     Pool G11777..................................................      5.00%        10/01/20             49,488
          11,933     Pool G11820..................................................      5.50%        12/01/20             12,070
          18,650     Pool G11879..................................................      5.00%        10/01/20             19,128
          64,919     Pool G11902..................................................      5.00%        08/01/20             66,252
          53,508     Pool G11966..................................................      5.50%        11/01/20             53,884
           5,287     Pool G12255..................................................      5.50%        07/01/21              5,390
          44,742     Pool G12673..................................................      5.00%        09/01/21             45,802
          49,232     Pool G13204..................................................      6.00%        11/01/22             50,488
          25,954     Pool G13235..................................................      4.50%        08/01/20             26,508
             277     Pool G13395..................................................      4.50%        12/01/19                283
          10,001     Pool G13761..................................................      5.50%        12/01/20             10,050
         148,721     Pool G13812..................................................      5.00%        12/01/20            151,833
          56,449     Pool G14030..................................................      4.50%        12/01/20             57,656
          77,589     Pool G14035..................................................      5.50%        12/01/21             78,443
         209,383     Pool G14187..................................................      5.50%        12/01/20            210,085
       1,797,114     Pool G15435..................................................      5.00%        11/01/24          1,841,844
         100,223     Pool G15821..................................................      5.00%        07/01/25            102,674
         653,260     Pool G15874..................................................      5.00%        06/01/26            669,149


                        See Notes to Financial Statements                Page 27


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$          8,537     Pool G18010..................................................      5.50%        09/01/19    $         8,549
          91,430     Pool G18056..................................................      5.00%        06/01/20             93,627
         102,548     Pool J02535..................................................      5.00%        09/01/20            104,107
          33,533     Pool P60959..................................................      4.50%        09/01/20             33,528
                  Federal National Mortgage Association
           7,658     Pool 255547..................................................      4.50%        01/01/20              7,797
           1,620     Pool 310097..................................................      5.00%        10/01/20              1,652
              30     Pool 725445..................................................      4.50%        05/01/19                 30
           2,095     Pool 725793..................................................      5.50%        09/01/19              2,093
           4,747     Pool 725934..................................................      5.00%        11/01/19              4,841
             926     Pool 735208..................................................      6.00%        10/01/19                925
           2,280     Pool 735439..................................................      6.00%        09/01/19              2,279
           1,081     Pool 735512..................................................      6.00%        03/01/20              1,082
          29,036     Pool 735646..................................................      4.50%        07/01/20             29,563
          11,432     Pool 735920..................................................      4.50%        10/01/20             11,641
          96,259     Pool 745119..................................................      5.50%        12/01/19             96,255
          35,590     Pool 745238..................................................      6.00%        12/01/20             35,766
         225,807     Pool 745735..................................................      5.00%        03/01/21            230,326
          50,234     Pool 745749..................................................      5.50%        03/01/21             50,791
         538,101     Pool 745832..................................................      6.00%        04/01/21            546,049
           3,288     Pool 773440..................................................      5.00%        07/01/19              3,353
           5,944     Pool 814708..................................................      6.00%        04/01/20              5,968
           8,652     Pool 815098..................................................      6.00%        05/01/20              8,687
           7,649     Pool 839226..................................................      4.00%        09/01/20              7,648
          32,422     Pool 844915..................................................      4.50%        11/01/20             33,052
          39,683     Pool 847919..................................................      5.50%        11/01/20             40,015
          37,903     Pool 888932..................................................      4.50%        11/01/22             38,628
             916     Pool 889191..................................................      4.50%        04/01/21                933
          47,607     Pool 889318..................................................      5.50%        07/01/20             47,614
           8,076     Pool 889531..................................................      4.50%        05/01/22              8,223
           5,600     Pool 889847..................................................      4.50%        04/01/21              5,703
         112,796     Pool 890403..................................................      6.00%        05/01/23            114,010
          20,121     Pool 898044..................................................      4.50%        12/01/20             20,486
         545,910     Pool 901931..................................................      6.00%        10/01/21            555,229
          12,045     Pool 931592..................................................      5.00%        09/01/20             12,040
         238,634     Pool 962078..................................................      4.50%        03/01/23            245,677
          24,640     Pool 995158..................................................      4.50%        12/01/20             25,122
           1,191     Pool 995886..................................................      6.00%        04/01/21              1,200
         348,923     Pool AD0285..................................................      5.00%        09/01/22            355,864
          48,473     Pool AD0402..................................................      5.00%        02/01/23             49,437
         385,854     Pool AE0126..................................................      5.00%        06/01/20            393,499
         112,201     Pool AE0237..................................................      5.50%        11/01/23            112,759
         499,748     Pool AE0314..................................................      5.00%        08/01/21            509,649
         136,603     Pool AE0792..................................................      5.00%        12/01/20            139,309
         281,604     Pool AE0812..................................................      5.00%        07/01/25            287,205
         797,037     Pool AL5764..................................................      5.00%        09/01/25            812,891
         579,782     Pool AL5812..................................................      5.50%        05/01/25            588,033
         423,371     Pool AL6212..................................................      4.50%        01/01/27            431,102
          38,321     Pool AL6725..................................................      4.50%        09/01/20             39,016
         708,902     Pool AL6798..................................................      5.00%        09/01/25            723,003


Page 28                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$          1,191     Pool AL8539..................................................      4.50%        01/01/27    $         1,213
       1,040,111     Pool BM1299..................................................      5.00%        03/01/27          1,065,808
           4,209     Pool MA0125..................................................      4.50%        07/01/19              4,285
          24,317     Pool MA0323..................................................      4.50%        02/01/20             24,758
          32,977     Pool MA0358..................................................      4.50%        03/01/20             33,575
          35,485     Pool MA0419..................................................      4.50%        05/01/20             36,129
          37,142     Pool MA0772..................................................      4.00%        06/01/21             38,251
         823,943     Pool MA1030..................................................      3.00%        04/01/22            828,521
                  Government National Mortgage Association
           4,013     Pool 781783..................................................      5.50%        08/15/19              4,014
          12,875     Pool 781820..................................................      5.00%        11/15/19             12,857
          66,440     Pool 783524..................................................      5.00%        09/15/24             67,623
                                                                                                                 ---------------
                                                                                                                      12,476,486
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................       74,798,589
                  (Cost $74,710,496)                                                                             ---------------

MORTGAGE-BACKED SECURITIES -- 0.2%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                  RBSSP Resecuritization Trust
           3,187     Series 2009-12, Class 20A1 (b) (c)...........................      4.22%        12/25/35              3,204
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
                  DBCG Mortgage Trust
       5,775,000     Series 2017-BBG, Class A,
                        1 Mo. LIBOR + 0.70% (a) (b)...............................      3.17%        06/15/34          5,773,502
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................        5,776,706
                  (Cost $5,779,084)                                                                              ---------------

CERTIFICATES OF DEPOSIT -- 0.1%

                  BANKS -- 0.1%
       5,000,000  Intesa Sanpaolo SpA/New York NY,
                     3 Mo. LIBOR + 0.63% (a)......................................      3.22%        07/17/19          5,000,638
                                                                                                                 ---------------
                  TOTAL CERTIFICATES OF DEPOSIT................................................................        5,000,638
                  (Cost $5,000,000)                                                                              ---------------

                  TOTAL INVESTMENTS -- 101.9%..................................................................    4,289,807,063
                  (Cost $4,285,708,452) (d)
                  NET OTHER ASSETS AND LIABILITIES -- (1.9)%...................................................      (77,926,264)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 4,211,880,799
                                                                                                                 ===============


-----------------------------

(a)   Floating or variable rate security.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $647,068,370 or 15.4% of net assets.

(c)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

                        See Notes to Financial Statements                Page 29


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

(d)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,644,383 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $545,772. The net unrealized appreciation was
      $4,098,611.

LIBOR - London Interbank Offered Rate

SOFR  - Secured Overnight Financing Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         4/30/2019           PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Commercial Paper*..................................    $1,597,499,720    $           --    $1,597,499,720    $           --
Corporate Bonds*...................................     1,372,592,718                --     1,372,592,718                --
Foreign Corporate Bonds*...........................       609,313,146                --       609,313,146                --
Asset-Backed Securities............................       526,614,655                --       526,614,655                --
U.S. Government Notes..............................        98,210,891                --        98,210,891                --
U.S. Government Agency Mortgage-Backed
   Securities......................................        74,798,589                --        74,798,589                --
Mortgage-Backed Securities.........................         5,776,706                --         5,776,706                --
Certificates of Deposit*...........................         5,000,638                --         5,000,638                --
                                                       --------------    --------------    --------------    --------------
Total Investments..................................    $4,289,807,063    $           --    $4,289,807,063    $           --
                                                       ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value....................................................   $  4,289,807,063
Cash.....................................................................          5,310,967
Receivables:
   Interest..............................................................         11,903,259
   Reclaims..............................................................             24,337
                                                                            ----------------
      Total Assets.......................................................      4,307,045,626
                                                                            ----------------
LIABILITIES:
Payables:
   Investment securities purchased ......................................         78,912,306
   Distributions payable.................................................          8,845,165
   Capital shares purchased..............................................          6,011,824
   Investment advisory fees..............................................          1,395,532
                                                                            ----------------
      Total Liabilities..................................................         95,164,827
                                                                            ----------------
NET ASSETS...............................................................   $  4,211,880,799
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $  4,210,575,296
Par value................................................................            701,997
Accumulated distributable earnings (loss)................................            603,506
                                                                            ----------------
NET ASSETS...............................................................   $  4,211,880,799
                                                                            ================
NET ASSET VALUE, per share...............................................   $          60.00
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)............................................         70,199,724
                                                                            ================
Investments, at cost.....................................................   $  4,285,708,452
                                                                            ================


                        See Notes to Financial Statements                Page 31


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Interest.................................................................   $     57,380,642
                                                                            ----------------
   Total investment income...............................................         57,380,642
                                                                            ----------------
EXPENSES:
Investment advisory fees.................................................          8,792,842
                                                                            ----------------
   Total expenses........................................................          8,792,842
   Less fees waived by the investment advisor............................         (1,600,610)
                                                                            ----------------
   Net expenses..........................................................          7,192,232
                                                                            ----------------
NET INVESTMENT INCOME (LOSS).............................................         50,188,410
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments..................................         (1,324,194)
Net change in unrealized appreciation (depreciation) on investments......          4,199,966
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................          2,875,772
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................   $     53,064,182
                                                                            ================


Page 32                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                ENDED              YEAR
                                                                              4/30/2019           ENDED
                                                                             (UNAUDITED)        10/31/2018
                                                                            --------------    --------------
OPERATIONS:
Net investment income (loss).............................................   $   50,188,410    $   39,134,269
Net realized gain (loss).................................................       (1,324,194)           76,244
Net change in unrealized appreciation (depreciation).....................        4,199,966        (1,285,379)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting from operations..........       53,064,182        37,925,134
                                                                            --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................................      (49,571,693)      (39,922,395)
Return of capital........................................................               --          (159,526)
                                                                            --------------    --------------
Total distributions to shareholders......................................      (49,571,693)      (40,081,921)
                                                                            --------------    --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................................    1,494,905,884     2,058,338,158
Cost of shares redeemed..................................................     (356,971,582)     (144,051,601)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions..............................................    1,137,934,302     1,914,286,557
                                                                            --------------    --------------
Total increase (decrease) in net assets..................................    1,141,426,791     1,912,129,770
NET ASSETS:
Beginning of period......................................................    3,070,454,008     1,158,324,238
                                                                            --------------    --------------
End of period............................................................   $4,211,880,799    $3,070,454,008
                                                                            ==============    ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................................       51,199,724        19,299,724
Shares sold..............................................................       24,950,000        34,300,000
Shares redeemed..........................................................       (5,950,000)       (2,400,000)
                                                                            --------------    --------------
Shares outstanding, end of period........................................       70,199,724        51,199,724
                                                                            ==============    ==============


                        See Notes to Financial Statements                Page 33


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             SIX MONTHS
                                               ENDED                    YEAR ENDED OCTOBER 31,                       PERIOD
                                             4/30/2019     -------------------------------------------------         ENDED
                                            (UNAUDITED)       2018         2017         2016         2015      10/31/2014 (a) (b)
                                            ------------   ----------   ----------   ----------   ----------   ------------------
Net asset value, beginning of period......   $    59.97    $    60.02   $    59.93   $    59.94   $    60.04       $    60.00
                                             ----------    ----------   ----------   ----------   ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............         0.76          1.15         0.76         0.47         0.43             0.06
Net realized and unrealized gain (loss)...         0.02         (0.01)        0.12         0.09        (0.26)            0.04
                                             ----------    ----------   ----------   ----------   ----------       ----------
Total from investment operations..........         0.78          1.14         0.88         0.56         0.17             0.10
                                             ----------    ----------   ----------   ----------   ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................        (0.75)        (1.19)       (0.79)       (0.57)       (0.27)           (0.06)
Return of capital.........................           --         (0.00)(c)       --           --           --               --
                                             ----------    ----------   ----------   ----------   ----------       ----------
Total distributions.......................        (0.75)        (1.19)       (0.79)       (0.57)       (0.27)           (0.06)
                                             ----------    ----------   ----------   ----------   ----------       ----------
Net asset value, end of period............   $    60.00    $    59.97   $    60.02   $    59.93   $    59.94       $    60.04
                                             ==========    ==========   ==========   ==========   ==========       ==========
TOTAL RETURN (d)..........................         1.31%         1.92%        1.48%        0.94%        0.29%            0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......   $4,211,881    $3,070,454   $1,158,324   $  458,413   $  149,829       $  567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets.................................         0.45% (e)     0.45%        0.45%        0.45%        0.45%            0.45% (e)
Ratio of net expenses to average net
   assets.................................         0.37% (e)     0.33%        0.25%        0.25%        0.23%            0.26% (e)
Ratio of net investment income (loss) to
   average net assets.....................         2.57% (e)     2.04%        1.33%        1.06%        0.51%            0.64% (e)
Portfolio turnover rate (f)...............           42%           45%          56%         115%         406%               0%


(a)   Inception date is August 5, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse share split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse share split restatement was $30.02.

(c)   Amount represents less than $0.01 per share.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 34                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), a
non-diversified series of the Trust, which trades under the ticker "FTSM" on The
Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S.
corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Fixed Income Securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities to 20% of its net assets. The Fund may also invest up to
20% of its net assets in floating rate loans. The floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders. A significant portion of these loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

                                                                         Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

         1)  benchmark yields;
         2)  reported trades;
         3)  broker/dealer quotes;
         4)  issuer spreads;
         5)  benchmark securities;
         6)  bids and offers; and
         7)  reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts
      (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

         1)  the credit conditions in the relevant market and changes thereto;
         2)  the liquidity conditions in the relevant market and changes thereto;
         3)  the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
         4)  issuer-specific conditions (such as significant credit deterioration); and
         5)  any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

         1)  the fundamental business data relating to the borrower/issuer;
         2)  an evaluation of the forces which influence the market in which these securities are purchased and sold;
         3)  the type, size and cost of a security;
         4)  the financial statements of the borrower/issuer;
         5)  the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
         6)  the information as to any transactions in or offers for the security;
         7)  the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
         8)  the coupon payments;
         9)  the quality, value and salability of collateral, if any, securing the security;
        10)  the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);
        11)  the prospects for the borrower's/issuer's industry, and multiples
             (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
        12)  the borrower's/issuer's competitive position within the industry;
        13)  the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
        14)  other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $   39,922,395
Capital gains...................................               --
Return of capital...............................          159,526

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $           --
Accumulated capital and other gain (loss).......       (2,787,419)
Net unrealized appreciation (depreciation)......         (101,564)

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 37


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had $2,787,419 of non-expiring capital loss carryforwards that may be carried forward indefinitely. During the taxable year ended October 31, 2018, the Fund utilized post-enactment capital loss carryforwards in the amount of
$68,455.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no qualified late year ordinary or capital losses.

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

F. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets.
Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.05% of average daily net assets until March 1, 2020 and, pursuant to a separate contractual agreement, First Trust waived an additional 0.10% of


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

average daily net assets until March 1, 2019. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days'
written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2020. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to
First Trust will be reduced by the portion of the management fees earned by
First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust;
however, it is expected to remain in place at least until March 1, 2020. First
Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust.
During the six months ended April 30, 2019, the Advisor waived fees of
$1,600,610.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30,
2019, were $343,674,883 and $1,076,187,765, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30,
2019, were $256,164,484 and $514,537,392, respectively.

For the six months ended April 30, 2019, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $100. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $100. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                                                                         Page 39


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price

                                                                         Page 41


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2019 (UNAUDITED)

greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)

Semi-Annual Report
For the Six Months Ended
April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP");
Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge");
and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact.
For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Strategic Income ETF (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of the First Trust Strategic Income ETF (the
"Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust"
or the "Advisor") serves as the Fund's investment advisor. The Advisor's
Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor
(each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including securities issued by emerging market countries; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S.
exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Advisor expects that the Fund may at times invest significantly in other exchange-traded funds, including but not limited to, other exchange-traded funds that are advised by the Advisor, accordingly, the Fund may operate principally as a "fund of funds"
but will not necessarily operate as such at all times. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             AVERAGE ANNUAL          CUMULATIVE
                                                                                              TOTAL RETURNS         TOTAL RETURNS
                                                           6 Months Ended   1 Year Ended   Inception (8/13/14)   Inception (8/13/14)
                                                              4/30/19         4/30/19          to 4/30/19            to 4/30/19
FUND PERFORMANCE
NAV                                                            7.05%            6.70%             4.13%                20.99%
Market Price                                                   7.09%            6.77%             4.15%                21.10%

INDEX PERFORMANCE
Blended Index(2)                                               6.07%            6.69%             3.51%                17.67%
Bloomberg Barclays U.S. Aggregate Bond Index                   5.49%            5.29%             2.40%                11.83%
Russell 3000(R) Index                                          9.71%           12.68%            11.04%                63.80%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

(2)   The Blended Index is equally weighted to include these six indices: the
      Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofAML Fixed
      Rate Preferred Securities Index, ICE BofAML U.S. High Yield Index,
      Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS
      Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown.
      Indices are unmanaged and an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                               % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                             54.52%
Common Stocks                                     25.03
Master Limited Partnerships                       10.33
U.S. Government Agency Mortgage-Backed
   Securities                                      7.80
Real Estate Investment Trusts                      2.25
Mortgage-Backed Securities                         0.04
Asset-Backed Securities                            0.03
                                                 -------
     Total                                       100.00%
                                                 =======

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
First Trust Preferred Securities and
   Income ETF                                     11.85%
First Trust Emerging Markets Local
   Currency Bond ETF                               0.86
First Trust Senior Loan Fund                       7.92
First Trust Tactical High Yield ETF                7.87
iShares MBS ETF                                    6.40
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                                4.64
First Trust Institutional Preferred Securities
   and Income ETF                                  3.95
Enterprise Products Partners, L.P.                 2.15
Magellan Midstream Partners, L.P.                  1.38
TransCanada Corp.                                  1.26
                                                 -------
     Total                                        58.28%
                                                 =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      AUGUST 13, 2014 - APRIL 30, 2019

            First Trust Strategic      Blended      Bloomberg Barclays U.S.      Russell 3000(R)
                 Income ETF             Index        Aggregate Bond Index             Index
8/13/14            $10,000             $10,002              $10,003                  $10,000
10/31/14            10,177              10,129               10,080                   10,371
4/30/15             10,330              10,191               10,288                   10,863
10/31/15             9,989               9,735               10,280                   10,837
4/30/16             10,436              10,006               10,571                   10,844
10/31/16            10,856              10,446               10,731                   11,297
4/30/17             11,275              10,981               10,659                   12,859
10/31/17            11,442              11,058               10,827                   14,006
4/30/18             11,340              11,029               10,625                   14,537
10/31/18            11,303              11,093               10,605                   14,929
4/30/19             12,100              11,766               11,187                   16,379


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/14/14 - 10/31/14      16          0          0          0           35          5          0          0
11/1/14 - 10/31/15      36          6          6          2          152         33          9          7
11/1/15 - 10/31/16      69         16          7          3          125         27          3          2
11/1/16 - 10/31/17     142         14          0          0           95          1          0          0
11/1/17 - 10/31/18      91          0          1          2          156          1          1          0
11/1/18 - 4/30/19       54          0          0          0           68          0          0          0


                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The
following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the
Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                         ADVISOR'S INVESTMENT COMMITTEE

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o     DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
      DIRECTOR OF FIRST TRUST;

o     DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND
      MANAGING DIRECTOR OF FIRST TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST.

ADVISOR PORTFOLIO MANAGERS

o     WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF
      FIRST TRUST, LEVERAGED FINANCE TEAM;

o     SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST
      TRUST, LEVERAGED FINANCE TEAM;

o     JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST,
      SECURITIZED PRODUCTS GROUP; AND

o     JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST,
      SECURITIZED PRODUCTS GROUP.

SUB-ADVISOR PORTFOLIO MANAGERS

o     JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER
      AND PRINCIPAL OF EIP.

o     EVA PAO, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     JOHN K. TYSSELAND, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, DIRECTOR AND CHIEF EXECUTIVE OFFICER OF FTGP.

o     LEONARDO DACOSTA, DIRECTOR AND PORTFOLIO MANAGER OF FTGP.

o     ANTHONY BEEVERS, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     HENRY TIMMONS, CFA, DIRECTOR OF ETFS OF RBA.

o     MATTHEW GRISWOLD, CFA, DIRECTOR OF INVESTMENTS OF RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF STONEBRIDGE.

o     ROBERT WOLF, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF
      STONEBRIDGE.


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                         EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING          BASED ON THE        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                 NOVEMBER 1, 2018     APRIL 30, 2019     PERIOD (a) (b)     PERIOD (b) (c)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                              $1,000.00           $1,070.50            0.53%              $2.72
Hypothetical (5% return before expenses)            $1,000.00           $1,022.17            0.53%              $2.66


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to
      Financial Statements.

(b)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(c)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).

                                                                          Page 5


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 54.1%

                  CAPITAL MARKETS -- 54.1%
         244,182  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $     9,149,500
         173,136  First Trust Institutional Preferred Securities and Income ETF (a)............................        3,324,211
           5,106  First Trust Long Duration Opportunities ETF (a)..............................................          132,220
         518,455  First Trust Preferred Securities and Income ETF (a)..........................................        9,985,443
         139,197  First Trust Senior Loan Fund (a).............................................................        6,668,928
         137,573  First Trust Tactical High Yield ETF (a)......................................................        6,631,019
           4,731  iShares 20+ Year Treasury Bond ETF...........................................................          584,988
           1,495  iShares 7-10 Year Treasury Bond ETF..........................................................          158,321
          35,589  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................        3,907,672
          50,890  iShares MBS ETF..............................................................................        5,393,831
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       45,936,133
                  (Cost $46,043,864)                                                                             ---------------

COMMON STOCKS -- 24.8%

                  BANKS -- 5.1%
           6,348  Bancolombia S.A., ADR........................................................................          321,971
           9,493  Cathay General Bancorp.......................................................................          349,247
           9,901  Columbia Banking System, Inc.................................................................          371,684
           2,679  Community Trust Bancorp, Inc.................................................................          113,188
           7,662  First Busey Corp.............................................................................          197,986
           3,924  First Interstate BancSystem, Inc., Class A...................................................          165,828
          20,750  Fulton Financial Corp........................................................................          357,937
          24,669  Hope Bancorp, Inc............................................................................          346,846
           1,985  Park National Corp...........................................................................          193,895
          19,594  People's United Financial, Inc...............................................................          338,780
          22,849  Regions Financial Corp.......................................................................          354,845
           8,482  Sandy Spring Bancorp, Inc....................................................................          295,937
           6,752  U.S. Bancorp.................................................................................          360,017
           8,879  United Bankshares, Inc.......................................................................          348,412
           5,619  WesBanco, Inc................................................................................          226,558
                                                                                                                 ---------------
                                                                                                                       4,343,131
                                                                                                                 ---------------

                  DISTRIBUTORS -- 0.7%
           5,818  Genuine Parts Co.............................................................................          596,578
                                                                                                                 ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
          10,379  China Telecom Corp., Ltd., ADR...............................................................          538,047
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 4.8%
           3,245  Alliant Energy Corp..........................................................................          153,261
           1,823  American Electric Power Co., Inc.............................................................          155,958
           2,030  Emera, Inc. (CAD)............................................................................           76,233
          11,210  Evergy, Inc..................................................................................          648,162
           2,162  Eversource Energy............................................................................          154,929
           9,178  Exelon Corp..................................................................................          467,619
           6,188  Fortis, Inc. (CAD)...........................................................................          228,730
           2,380  NextEra Energy, Inc..........................................................................          462,767
          12,106  Otter Tail Corp..............................................................................          621,038
           6,826  Pinnacle West Capital Corp...................................................................          650,313
           7,221  PPL Corp.....................................................................................          225,367
           4,079  Xcel Energy, Inc.............................................................................          230,464
                                                                                                                 ---------------
                                                                                                                       4,074,841
                                                                                                                 ---------------


Page 6                  See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  ELECTRICAL EQUIPMENT -- 0.8%
           5,517  Hubbell, Inc.................................................................................  $       703,969
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.1%
             741  Atmos Energy Corp............................................................................           75,834
             761  New Jersey Resources Corp....................................................................           38,111
                                                                                                                 ---------------
                                                                                                                         113,945
                                                                                                                 ---------------

                  HOUSEHOLD PRODUCTS -- 0.8%
           6,301  Procter & Gamble (The) Co....................................................................          670,930
                                                                                                                 ---------------

                  IT SERVICES -- 0.8%
           8,151  Paychex, Inc.................................................................................          687,211
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 1.5%
           9,243  NorthWestern Corp............................................................................          645,624
           7,763  Public Service Enterprise Group, Inc.........................................................          463,063
             610  Sempra Energy................................................................................           78,049
             971  WEC Energy Group, Inc........................................................................           76,156
                                                                                                                 ---------------
                                                                                                                       1,262,892
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 4.1%
          10,429  Enbridge, Inc................................................................................          385,247
          10,679  Equitrans Midstream Corp.....................................................................          222,444
          38,163  Kinder Morgan, Inc...........................................................................          758,299
           4,376  ONEOK, Inc...................................................................................          297,262
          22,174  TransCanada Corp.............................................................................        1,059,030
          26,583  Williams (The) Cos., Inc.....................................................................          753,096
                                                                                                                 ---------------
                                                                                                                       3,475,378
                                                                                                                 ---------------

                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
           6,134  Texas Instruments, Inc.......................................................................          722,769
                                                                                                                 ---------------

                  SPECIALTY RETAIL -- 0.8%
          34,798  Buckle (The), Inc............................................................................          643,067
                                                                                                                 ---------------

                  THRIFTS & MORTGAGE FINANCE -- 1.5%
          24,110  Provident Financial Services, Inc............................................................          639,397
          80,818  TrustCo Bank Corp. NY........................................................................          646,544
                                                                                                                 ---------------
                                                                                                                       1,285,941
                                                                                                                 ---------------

                  TOBACCO -- 0.8%
           7,387  Philip Morris International, Inc.............................................................          639,419
                                                                                                                 ---------------

                  TRADING COMPANIES & DISTRIBUTORS -- 0.9%
           4,575  Watsco, Inc..................................................................................          725,000
                                                                                                                 ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
          12,777  China Mobile Ltd., ADR.......................................................................          609,080
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................       21,092,198
                  (Cost $19,767,664)                                                                             ---------------


                        See Notes to Financial Statements                 Page 7


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 10.3%

                  CHEMICALS -- 0.4%
          13,435  Westlake Chemical Partners, L.P..............................................................  $       300,944
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.4%
           9,953  AmeriGas Partners, L.P.......................................................................          360,896
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.7%
          13,097  NextEra Energy Partners, L.P. (b)............................................................          602,855
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 8.8%
           7,489  Alliance Resource Partners, L.P..............................................................          144,313
          10,584  BP Midstream Partners, L.P...................................................................          153,045
          55,138  Energy Transfer, L.P.........................................................................          833,687
          63,248  Enterprise Products Partners, L.P............................................................        1,810,790
          19,640  Holly Energy Partners, L.P...................................................................          534,012
          18,738  Magellan Midstream Partners, L.P.............................................................        1,161,943
           6,879  MPLX, L.P....................................................................................          221,917
          13,025  Phillips 66 Partners, L.P....................................................................          645,128
          29,516  Plains All American Pipeline, L.P............................................................          683,295
          15,048  Shell Midstream Partners, L.P................................................................          302,615
           6,082  Tallgrass Energy, L.P. (b)...................................................................          146,819
          22,319  TC PipeLines, L.P............................................................................          796,788
                                                                                                                 ---------------
                                                                                                                       7,434,352
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        8,699,047
                  (Cost $8,316,787)                                                                              ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 7.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
                  Federal Home Loan Mortgage Corporation
$         11,619     Series 1998-192, Class IO, IO, STRIPS........................      6.50%        02/01/28              2,255
         102,478     Series 2003-2564, Class PK...................................      4.00%        06/15/32            107,171
         103,000     Series 2003-2669, Class LL...................................      5.50%        08/15/33            113,930
           2,664     Series 2004-2776, Class QP...................................      4.00%        01/15/34              2,663
         102,764     Series 2006-3114, Class GI, IO, 1 Mo. LIBOR (x) -1 +
                        6.60% (c).................................................      4.13%        02/15/36             15,383
           7,891     Series 2006-3200, Class PO, PO...............................       (d)         08/15/36              6,971
          10,767     Series 2007-3373, Class TO, PO...............................       (d)         04/15/37              9,303
         123,080     Series 2007-3382, Class CE...................................      6.00%        11/15/37            135,197
          79,674     Series 2009-3589, Class ZW...................................      4.50%        10/15/39             85,303
         186,000     Series 2010-3626, Class ME...................................      5.00%        01/15/40            209,671
          94,145     Series 2011-3817, Class MA...................................      4.50%        10/15/37             96,031
          13,810     Series 2011-3917, Class AI, IO...............................      4.50%        07/15/26              1,021
          93,355     Series 2012-4101, Class QN...................................      3.50%        09/15/42             95,599
       1,523,089     Series 2016-4619, Class IB, IO...............................      4.00%        12/15/47            181,335
                  Federal National Mortgage Association
           4,049     Series 1992-205, Class Z.....................................      7.00%        11/25/22              4,248
          22,094     Series 1993-176, Class E, PO.................................       (d)         08/25/23             21,081
          19,075     Series 1993-247, Class 2, IO, STRIPS.........................      7.50%        10/25/23              2,070


Page 8                  See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         61,798     Series 1997-22, Class PC.....................................      4.50%        03/18/27    $        64,172
          15,950     Series 2002-1, Class HC......................................      6.50%        02/25/22             16,350
          84,763     Series 2003-339, Class 12, IO, STRIPS........................      6.00%        06/25/33             18,966
          15,258     Series 2003-W2, Class 1A1....................................      6.50%        07/25/42             17,014
          53,790     Series 2004-T2, Class 1PO, PO................................       (d)         11/25/43             49,285
          10,152     Series 2006-125, Class FA, 1 Mo. LIBOR + 0.28% (e)...........      2.76%        01/25/37             10,117
          54,645     Series 2007-32, Class KT.....................................      5.50%        04/25/37             60,680
           8,548     Series 2007-42, Class AO, PO.................................       (d)         05/25/37              7,777
         103,842     Series 2008-24, Class WH.....................................      6.00%        02/25/38            126,924
          14,393     Series 2008-44, Class PO, PO.................................       (d)         05/25/38             12,044
         151,904     Series 2011-30, Class MD.....................................      4.00%        02/25/39            153,359
         470,945     Series 2011-99, Class CZ.....................................      4.50%        10/25/41            521,918
          96,950     Series 2012-409, Class C17, IO, STRIPS.......................      4.00%        11/25/41             19,446
         112,463     Series 2015-14, Class IK, IO.................................      0.75%        03/25/45             12,746
          94,864     Series 2015-72, Class PC.....................................      3.00%        10/25/43             94,920
                  Government National Mortgage Association
          45,871     Series 1999-30, Class S, IO, 1 Mo. LIBOR (x) -1 + 8.60% (c)..      6.12%        08/16/29                552
          32,715     Series 2003-7, Class TA......................................      4.50%        11/16/32             33,664
          26,523     Series 2003-52, Class AP, PO.................................       (d)         06/16/33             23,055
          54,000     Series 2004-47, Class PD.....................................      6.00%        06/16/34             60,673
          52,268     Series 2004-109, Class BC....................................      5.00%        11/20/33             52,976
          11,990     Series 2005-17, Class AD.....................................      5.00%        02/20/35             12,561
         350,340     Series 2006-17, Class TW.....................................      6.00%        04/20/36            386,334
         245,000     Series 2008-2, Class GC......................................      4.75%        01/16/38            264,500
          82,330     Series 2009-96, Class ZG.....................................      5.50%        10/16/39             93,439
          10,000     Series 2010-84, Class YB.....................................      4.00%        07/20/40             10,460
         238,299     Series 2010-111, Class JA....................................      2.50%        09/16/40            237,593
         456,000     Series 2010-167, Class WL....................................      4.50%        09/20/40            504,609
          17,508     Series 2011-29, Class JA.....................................      4.50%        04/20/40             17,541
          34,828     Series 2012-34, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (c)............................      3.57%        03/16/42              5,708
          37,045     Series 2013-20, Class KI, IO.................................      5.00%        01/20/43              7,368
           1,736     Series 2013-31, Class TH, 1 Mo. LIBOR + 4.35% (e)............      6.83%        08/20/39              1,773
          46,272     Series 2013-67, Class PI, IO.................................      4.00%        12/16/42              6,410
                  NCUA Guaranteed Notes Trust
          31,772     Series 2010-R3, Class 1A, 1 Mo. LIBOR + 0.56% (e)............      3.03%        12/08/20             31,857
                  Vendee Mortgage Trust
         107,699     Series 2011-2, Class DA......................................      3.75%        12/15/33            108,366
                                                                                                                 ---------------
                                                                                                                       4,134,389
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 2.9%
                  Federal Home Loan Mortgage Corporation..........................
          69,442     Pool A47829..................................................       4.00%       08/01/35             71,711
          78,201     Pool A80290..................................................       5.00%       11/01/35             84,722
          58,866     Pool A94951..................................................       4.00%       11/01/40             61,199
          34,220     Pool A95134..................................................       4.50%       11/01/40             36,410
          31,637     Pool A97601..................................................       4.50%       03/01/41             33,702
          14,240     Pool G03523..................................................       6.00%       11/01/37             15,842


                        See Notes to Financial Statements                 Page 9


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         39,393     Pool G06501..................................................      4.00%        04/01/41    $        40,868
          51,713     Pool G07286..................................................      6.50%        09/01/39             59,214
             874     Pool G11805..................................................      5.50%        12/01/19                874
           5,586     Pool G11973..................................................      5.50%        02/01/21              5,650
          38,885     Pool G13124..................................................      6.00%        12/01/22             39,959
          32,227     Pool G13465..................................................      6.00%        01/01/24             33,212
          31,513     Pool G13790..................................................      4.50%        04/01/25             32,598
          35,146     Pool G13844..................................................      4.50%        07/01/25             36,355
          26,854     Pool G14184..................................................      5.00%        07/01/25             27,836
          40,796     Pool G15725..................................................      4.50%        09/01/26             42,194
          12,821     Pool G18072..................................................      4.50%        09/01/20             13,096
           9,898     Pool O20138..................................................      5.00%        11/01/30             10,507
          35,808     Pool Q05201..................................................      4.00%        12/01/41             37,238
                  Federal National Mortgage Association
          99,310     Pool 724888..................................................      5.50%        06/01/33            106,860
          23,759     Pool 879398..................................................      5.50%        02/01/21             24,034
          32,049     Pool 888112..................................................      6.50%        12/01/36             36,352
          16,154     Pool 889780..................................................      5.50%        03/01/23             16,698
           4,480     Pool 890206..................................................      5.50%        10/01/21              4,508
          38,917     Pool 897936..................................................      5.50%        08/01/21             39,663
          22,209     Pool 923171..................................................      7.50%        03/01/37             24,669
          39,031     Pool 977130..................................................      5.50%        08/01/23             40,120
          25,311     Pool 983629..................................................      4.50%        05/01/23             25,832
          30,535     Pool 995400..................................................      7.00%        06/01/23             31,664
          65,830     Pool 995700..................................................      6.50%        03/01/27             72,521
          31,683     Pool AB2265..................................................      4.00%        02/01/41             33,072
           9,916     Pool AI1191..................................................      4.50%        04/01/41             10,510
          31,856     Pool AI7800..................................................      4.50%        07/01/41             33,758
          26,185     Pool AJ5299..................................................      4.00%        11/01/41             27,365
          48,788     Pool AJ5300..................................................      4.00%        11/01/41             50,821
          40,506     Pool AK3103..................................................      4.00%        02/01/42             42,093
          81,454     Pool AL1024..................................................      4.50%        07/01/26             84,702
          27,587     Pool AL6304..................................................      5.50%        09/01/25             28,401
          55,830     Pool AU4726..................................................      4.00%        09/01/43             58,154
         428,190     Pool BN0965..................................................      4.50%        12/01/48            447,171
                  Government National Mortgage Association
          19,023     Pool 3500....................................................      5.50%        01/20/34             20,847
          11,059     Pool 3513....................................................      5.00%        02/20/34             11,825
          21,852     Pool 3555....................................................      5.00%        05/20/34             23,370
          60,962     Pool 3975....................................................      5.50%        04/20/37             66,802
          24,419     Pool 4230....................................................      6.00%        09/20/23             25,627
          38,568     Pool 609116..................................................      4.50%        02/15/44             40,875
         285,180     Pool 770005..................................................      4.00%        11/15/33            301,149
          25,247     Pool MA2293..................................................      3.50%        10/20/44             25,522
                                                                                                                 ---------------
                                                                                                                       2,438,172
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        6,572,561
                  (Cost $6,619,754)                                                                              ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.2%

                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 2.2%
          11,695  National Retail Properties, Inc..............................................................  $       615,391
           2,974  Public Storage...............................................................................          657,789
           8,865  Realty Income Corp...........................................................................          620,639
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................        1,893,819
                  (Cost $1,706,311)                                                                              ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
MORTGAGE-BACKED SECURITIES -- 0.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                  BCAP LLC Trust
$         10,799     Series 2011-R11, Class 30A5 (f) (g)..........................      4.37%        01/26/34             10,664
                  MASTR Asset Securitization Trust
             558     Series 2003-11, Class 3A1....................................      4.50%        12/25/18                558
                  Residential Accredit Loans, Inc.
           1,653     Series 2003-QS5, Class A2, 1 Mo. LIBOR (x) -1.83 +
                        14.76% (c)................................................     10.22%        03/25/18              1,569
           1,748     Series 2003-QS14, Class A1...................................      5.00%        07/25/18              1,716
           1,218     Series 2003-QS20, Class CB...................................      5.00%        11/25/18              1,217
                  Residential Asset Securitization Trust
           4,341     Series 2003-A14, Class A1....................................      4.75%        02/25/19              3,799
                  Structured Asset Securities Corp.
          12,762     Series 2003-37A, Class 3A7 (g)...............................      4.44%        12/25/33             12,953
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................           32,476
                  (Cost $32,568)                                                                                 ---------------

ASSET-BACKED SECURITIES -- 0.0%
                  First Alliance Mortgage Loan Trust
          26,321     Series 1999-1, Class A1......................................      7.18%        06/20/30             26,510
                  Lehman XS Trust
             491     Series 2005-2, Class 1A2, 1 Mo. LIBOR + 0.70% (e)............      3.18%        08/25/35                492
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           27,002
                  (Cost $26,788)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 99.2%...................................................................       84,253,236
                  (Cost $82,513,736) (h)
                  NET OTHER ASSETS AND LIABILITIES -- 0.8%.....................................................          687,197
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    84,940,433
                                                                                                                 ===============


-----------------------------

(a)   Investment in an affiliated fund.

(b)   This security is taxed as a "C" corporation for federal income tax purposes.

(c)   Inverse floating rate security.

(d)   Zero coupon security.

(e)   Floating or variable rate security.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $10,664 or 0.0% of net assets.

                        See Notes to Financial Statements                Page 11


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

(g)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(h)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,788,421 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,048,921. The net unrealized appreciation was
      $1,739,500.

ADR   American Depositary Receipt

IO    Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security

STRIPS Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
CAD   Canadian Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                        4/30/2019           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $    45,936,133    $    45,936,133    $            --    $            --
Common Stocks*....................................        21,092,198         21,092,198                 --                 --
Master Limited Partnerships*......................         8,699,047          8,699,047                 --                 --
U.S. Government Agency Mortgage-Backed
   Securities.....................................         6,572,561                 --          6,572,561                 --
Real Estate Investment Trusts*....................         1,893,819          1,893,819                 --                 --
Mortgage-Backed Securities........................            32,476                 --             32,476                 --
Asset-Backed Securities...........................            27,002                 --             27,002                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................   $    84,253,236    $    77,621,197    $     6,632,039    $            --
                                                     ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value - Unaffiliated.....................................   $     48,361,915
Investments, at value - Affiliated.......................................         35,891,321
                                                                            ----------------
Total investments, at value..............................................         84,253,236
Cash.....................................................................            550,215
Due from broker..........................................................             49,860
Foreign currency, at value...............................................             10,122
Receivables:
   Interest..............................................................             95,381
   Dividends.............................................................             42,735
   Reclaims..............................................................             10,337
   Investment securities sold............................................                 98
                                                                            ----------------
      Total Assets.......................................................         85,011,984
                                                                            ----------------
LIABILITIES:
Payables:
   Investment securities purchased.......................................             38,715
   Investment advisory fees..............................................             32,836
                                                                            ----------------
      Total Liabilities..................................................             71,551
                                                                            ----------------
NET ASSETS...............................................................   $     84,940,433
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $     84,607,517
Par value................................................................             17,000
Accumulated distributable earnings (loss)................................            315,916
                                                                            ----------------
NET ASSETS...............................................................   $     84,940,433
                                                                            ================
NET ASSET VALUE, per share...............................................   $          49.96
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)............................................          1,700,002
                                                                            ================
Investments, at cost - Unaffiliated......................................   $     46,343,451
                                                                            ================
Investments, at cost - Affiliated........................................   $     36,170,285
                                                                            ================
Total investments, at cost...............................................   $     82,513,736
                                                                            ================
Foreign currency, at cost (proceeds).....................................   $         10,666
                                                                            ================


                        See Notes to Financial Statements                Page 13


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Dividends - Unaffiliated.................................................   $        619,756
Dividends - Affiliated...................................................            806,041
Interest.................................................................            101,070
Foreign withholding tax..................................................             (9,293)
                                                                            ----------------
   Total investment income...............................................          1,517,574
                                                                            ----------------
EXPENSES:
Investment advisory fees.................................................            337,787
                                                                            ----------------
   Total expenses........................................................            337,787
   Less fees waived by the investment advisor............................           (128,820)
                                                                            ----------------
   Net expenses..........................................................            208,967
                                                                            ----------------
NET INVESTMENT INCOME (LOSS).............................................          1,308,607
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated............................................            (88,079)
   Investments - Affiliated..............................................           (306,801)
   In-kind redemptions...................................................            253,306
   Futures contracts.....................................................                342
   Foreign currency transactions.........................................             (1,645)
                                                                            ----------------
Net realized gain (loss).................................................           (142,877)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated............................................          3,661,095
   Investments - Affiliated..............................................            548,460
   Futures contracts.....................................................              1,290
   Foreign currency translation..........................................                164
                                                                            ----------------
Net change in unrealized appreciation (depreciation).....................          4,211,009
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................          4,068,132
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................   $      5,376,739
                                                                            ================


Page 14                 See Notes to Financial Statements


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                ENDED              YEAR
                                                                              4/30/2019            ENDED
                                                                             (UNAUDITED)        10/31/2018
                                                                            --------------    ---------------
OPERATIONS:
Net investment income (loss).............................................   $    1,308,607    $     3,109,606
Net realized gain (loss).................................................         (142,877)          (138,062)
Net change in unrealized appreciation (depreciation).....................        4,211,009         (4,128,061)
                                                                            --------------    ---------------
Net increase (decrease) in net assets resulting from operations..........        5,376,739         (1,156,517)
                                                                            --------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................................       (1,784,002)        (3,832,900)
Return of capital........................................................               --           (526,104)
                                                                            --------------    ---------------
Total distributions to shareholders......................................       (1,784,002)        (4,359,004)
                                                                            --------------    ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................................        7,455,282          9,972,148
Cost of shares redeemed..................................................       (9,611,633)       (17,238,788)
                                                                            --------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................................       (2,156,351)        (7,266,640)
                                                                            --------------    ---------------
Total increase (decrease) in net assets..................................        1,436,386        (12,782,161)

NET ASSETS:
Beginning of period......................................................       83,504,047         96,286,208
                                                                            --------------    ---------------
End of period............................................................   $   84,940,433    $    83,504,047
                                                                            ==============    ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................................        1,750,002          1,900,002
Shares sold..............................................................          150,000            200,000
Shares redeemed..........................................................         (200,000)          (350,000)
                                                                            --------------    ---------------
Shares outstanding, end of period........................................        1,700,002          1,750,002
                                                                            ==============    ===============


                        See Notes to Financial Statements                Page 15


FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                           SIX MONTHS
                                             ENDED                      YEAR ENDED OCTOBER 31,                       PERIOD
                                           4/30/2019     -----------------------------------------------------       ENDED
                                          (UNAUDITED)       2018          2017          2016          2015       10/31/2014 (a)
                                          ------------   -----------   -----------   -----------   -----------   --------------
Net asset value, beginning of period       $    47.72     $   50.68     $   49.89     $   47.76     $   50.59      $    50.00
                                           ----------     ---------     ---------     ---------     ---------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.81          1.69          1.56          1.60          1.67            0.29
Net realized and unrealized gain (loss)          2.52         (2.26)         1.10 (c)      2.45         (2.58) (b)       0.59
                                           ----------     ---------     ---------     ---------     ---------      ----------
Total from investment operations                 3.33         (0.57)         2.66          4.05         (0.91)           0.88
                                           ----------     ---------     ---------     ---------     ---------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (1.09)        (2.10)        (1.65)        (1.92)        (1.40)          (0.27)
Net realized gain                                  --            --         (0.22)           --            --              --
Return of capital                                  --         (0.29)           --            --         (0.52)          (0.02)
                                           ----------     ---------     ---------     ---------     ---------      ----------
Total distributions                             (1.09)        (2.39)        (1.87)        (1.92)        (1.92)          (0.29)
                                           ----------     ---------     ---------     ---------     ---------      ----------
Net asset value, end of period             $    49.96     $   47.72     $   50.68     $   49.89     $   47.76      $    50.59
                                           ==========     =========     =========     =========     =========      ==========
TOTAL RETURN (d)                                 7.05%        (1.21)%        5.40% (c)     8.67%        (1.85)% (b)      1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   84,940     $  83,504     $  96,286     $  17,460     $  19,102      $   20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets (e)                                    0.85% (f)     0.86% (g)     0.85%         0.85%         0.85%           0.85% (f)
Ratio of net expenses to average net
   assets (e)                                    0.53% (f)     0.50% (g)     0.52%         0.55%         0.61%           0.69% (f)
Ratio of net investment income (loss) to
   average net assets                            3.29% (f)     3.40%         3.10%         3.30%         3.37%           2.71% (f)
Portfolio turnover rate (h)                        49%          113%          119%           88%          125%             33%


(a)   Inception date is August 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   The Fund received a payment from the Advisor in the amount of $23,478 in connection with a trade error. The payment from the Advisor represents
      $0.06 per share and had no effect on the Fund's total return.

(c)   The Fund received a reimbursement from the Advisor in the amount of $3,457 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the
      Fund's total return.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(e)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(f)   Annualized.

(g)   Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.85% and 0.49%, respectively.

(h)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 16                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income.
The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC
("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein
Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors").
The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a
Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each
Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, including securities issued by emerging market countries, equity securities of Energy
Infrastructure Companies(1), certain of which are master limited partnerships
("MLPs"), and dividend paying U.S. exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United
States) and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds ("ETFs"). The Advisor expects that the Fund may at times invest significantly in other exchange-traded funds, including but not limited to, other exchange-traded funds that are advised by the Advisor; accordingly, the
Fund may operate principally as a "fund of funds" but will not necessarily operate as such at all times.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

                                                                         Page 17

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

         1)  benchmark yields;
         2)  reported trades;
         3)  broker/dealer quotes;
         4)  issuer spreads;
         5)  benchmark securities;
         6)  bids and offers; and
         7)  reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock
      Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for
      Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

         1)  the credit conditions in the relevant market and changes thereto;
         2)  the liquidity conditions in the relevant market and changes thereto;
         3)  the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
         4)  issuer-specific conditions (such as significant credit deterioration); and
         5)  any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

         1)  the fundamental business data relating to the issuer;
         2)  an evaluation of the forces which influence the market in which these securities are purchased and sold;
         3)  the type, size and cost of a security;
         4)  the financial statements of the issuer;
         5)  the credit quality and cash flow of the issuer, based on the
             Advisor's or external analysis;
         6)  the information as to any transactions in or offers for the security;
         7)  the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
         8)  the coupon payments;
         9)  the quality, value and salability of collateral, if any, securing the security;
        10)  the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
        11)  the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);
        12)  the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
        13)  other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

         1)  the type of security;
         2)  the size of the holding;
         3)  the initial cost of the security;
         4)  transactions in comparable securities;
         5)  price quotes from dealers and/or third-party pricing services;
         6)  relationships among various securities;
         7)  information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
         8)  an analysis of the issuer's financial statements; and
         9)  the existence of merger proposals or tender offers that might affect the value of the security.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

                                                                         Page 19


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the
Fund's foreign currency exposure. These contracts are valued daily, and the
Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in
"Net realized gain (loss) on forward foreign currency contracts" on the
Statement of Operations. Risks arise from the possible inability of
Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Fund did not have any forward foreign currency contracts during the six months ended April 30, 2019.

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of
"Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the
Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of
Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

The Fund did not have any options contracts during the six months ended April
30, 2019.

                                                                         Page 21


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments
- Unaffiliated" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments -
Unaffiliated" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

I. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

Amounts related to these investments at April 30, 2019, and for the six month period then ended are as follows:


                                                                              CHANGE TO
                      SHARES        VALUE                                     UNREALIZED     REALIZED       VALUE
                        AT           AT                                      APPRECIATION      GAIN          AT        DIVIDEND
   SECURITY NAME     4/30/2019   10/31/2018     PURCHASES       SALES       (DEPRECIATION)    (LOSS)      4/30/2019     INCOME
--------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging Markets
   Local Currency
   Bond ETF            244,182   $ 3,372,038   $ 6,169,123   $   (499,654)  $      103,651   $   4,342   $ 9,149,500   $ 163,238

First Trust
   Institutional
   Preferred
   Securities and
   Income ETF          173,136     2,976,888       622,814       (338,984)          68,597      (5,104)    3,324,211      81,299

First Trust
   Long Duration
   Opportunities
   ETF                   5,106            --       131,625             --              595          --       132,220         266

First Trust
   Low Duration
   Opportunities
   ETF                      --            --       102,350       (102,519)              --         169            --         470

First Trust
   Preferred
   Securities and
   Income ETF          518,455     8,899,776     1,857,717     (1,012,083)         256,471     (16,438)    9,985,443     257,006

First Trust
   Senior Loan
   Fund                139,197    16,316,822       741,960    (10,166,305)          66,221    (289,770)    6,668,928     274,386

First Trust
   Tactical High
   Yield ETF           137,573            --     6,578,094             --           52,925          --     6,631,019      29,376
                                 -----------------------------------------------------------------------------------------------
                                 $31,565,524   $16,203,683   $(12,119,545)  $      548,460   $(306,801)  $35,891,321   $ 806,041
                                 ===============================================================================================


K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $  3,832,900
Capital gains...................................             --
Return of capital...............................        526,104

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $         --
Accumulated capital and other gain (loss).......       (479,011)
Net unrealized appreciation (depreciation)......     (2,797,810)

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 23

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $479,011.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

N. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and ongoing monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP.
EIP exercises discretion only with respect to assets of the Fund allocated to
EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of
First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies
("acquired fund fees and expenses") with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a
Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay
First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. The total of the unitary management fee, acquired fund fees and expenses, and other excluded expenses, represents the Fund's total annual operating expenses. Pursuant to a contractual agreement between the Trust, on


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with
First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the six months ended April 30, 2019, the Advisor waived fees of $128,820.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the six months ended April 30, 2019, were $2,200,883 and $36,763,470, respectively.
The proceeds from sales and paydowns of U.S. Government securities and non-U.S.
Government securities, excluding short-term investments and in-kind transactions for the six months ended April 30, 2019, were $542,086 and $38,851,146, respectively.

For the six months ended April 30, 2019, the cost of in-kind purchases and proceeds from in-kind sales were $6,251,642 and $8,104,953, respectively.

                           5. DERIVATIVE TRANSACTIONS

As of April 30, 2019, the Fund had no derivative instruments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
--------------------------------
INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on futures contracts                  $   342
Net change in unrealized appreciation (depreciation) on
   futures contracts                                             1,290

During the six months ended April 30, 2019, there were no forward foreign currency contracts opened or closed.

During the six months ended April 30, 2019, the notional value of futures contracts opened and closed were $114,144 and $87,112, respectively.

During the six months ended April 30, 2019, there were no options contracts opened or closed.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and
Liabilities.

                                                                         Page 25

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit
Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash
Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash
Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee")
regardless of the number of Creation Units purchased in the transaction. The
Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled.
The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an
Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized
Participant may also be assessed an amount to cover the cost of purchasing the
Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest

                                                                         Page 27

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2019 (UNAUDITED)

lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                         Page 29

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

First Trust Global Portfolios Ltd.
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 36th Floor
New York, NY 10036

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Semi-Annual Report
For the Six Months Ended
April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Low Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities
ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor")
serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments. The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt.
Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments. The Fund is non-diversified.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                                             TOTAL RETURNS          TOTAL RETURNS
                                                        6 Months Ended    1 Year Ended    Inception (11/4/14)    Inception (11/4/14)
                                                           4/30/19          4/30/19           to 4/30/19             to 4/30/19
FUND PERFORMANCE
NAV                                                         2.35%            3.02%               3.43%                 16.35%
Market Price                                                2.32%            3.06%               3.46%                 16.47%

INDEX PERFORMANCE
ICE BofAML 1-5 Year US Treasury & Agency Index              2.98%            3.66%               1.26%                  5.78%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                          % OF LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(1)
-----------------------------------------------------------
U.S. Government Agency Mortgage-
   Backed Securities                           75.98%
Mortgage-Backed Securities                      9.98
U.S. Government Bonds and Notes                 8.17
Asset-Backed Securities                         5.50
Exchange-Traded Funds                           0.37
Foreign Corporate Bonds                         0.00*
                                              -------
     Total                                    100.00%
                                              =======

-----------------------------------------------------------
                                          % OF TOTAL LONG
                                           FIXED-INCOME
CREDIT QUALITY(2)                       INVESTMENTS & CASH
-----------------------------------------------------------
Government and Agency                          84.10%
AAA                                            11.52
AA+                                             0.11
AA                                              0.33
A+                                              0.68
A                                               0.16
A-                                              0.11
BBB+                                            0.02
BBB                                             0.04
BBB-                                            0.01
BB+                                             0.61
BB                                              0.14
B                                               0.03
CCC+                                            0.01
Not Rated                                       1.69
Cash                                            0.44
                                              -------
     Total                                    100.00%
                                              =======

 Amount is less than 0.01%.

-----------------------------------------------------------
                                          % OF LONG-TERM
TOP TEN HOLDINGS                          INVESTMENTS(1)
-----------------------------------------------------------
Federal National Mortgage Association,
   Pool TBA, 5.00%, 5/15/41                     3.49%
Federal National Mortgage Association,
   Pool TBA, 3.00%, 5/15/43                     3.28
U.S. Treasury Note 3.38%, 11/15/19              1.57
U.S. Treasury Note 2.25%, 2/29/20               1.56
Federal Home Loan Mortgage Corporation,
   Series 2015-343, Class F4, STRIPS,
   1 Mo. LIBOR + 0.35%, 2.85%, 10/15/37         1.54
U.S. Treasury Note 2.25%, 3/31/20               1.36
U.S. Treasury Note 1.50%, 10/31/19              1.36
Federal Home Loan Mortgage Corporation,
   Pool U69055, 4.50%, 10/01/47                 1.33
Federal National Mortgage Association,
   Pool BM5039, 4.50%, 12/01/48                 1.31
Federal National Mortgage Association,
   Series 2019-8, Class DY, 3.50%, 3/25/49      1.16
                                              -------
     Total                                     17.96%
                                              =======

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
April 30, 2019                              2.01 Years
High - February 28, 2019                    2.09 Years
Low - March 31, 2019                        1.73 Years

-----------------------------

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government and Agency". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     NOVEMBER 4, 2014 - APRIL 30, 2019

            First Trust Low Duration    ICE BofAML 1-5 Year US
               Opportunities ETF        Treasury & Agency Index
11/4/14             $10,000                     $10,000
4/30/15              10,236                      10,097
10/31/15             10,362                      10,144
4/30/16              10,725                      10,256
10/31/16             11,138                      10,301
4/30/17              11,186                      10,279
10/31/17             11,274                      10,307
4/30/18              11,294                      10,205
10/31/18             11,368                      10,273
4/30/19              11,635                      10,578


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014
(commencement of trading) through April 30, 2019. Shareholders may pay more than
NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 10/31/15     144         40          0          1           62          3          0          0
11/1/15 - 10/31/16     178          7          0          0           66          1          0          0
11/1/16 - 10/31/17     236          0          0          0           16          0          0          0
11/1/17 - 10/31/18     222          1          0          0           29          0          0          0
11/1/18 - 4/30/19      120          0          0          0            2          0          0          0



--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF ("the Fund" or
"LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - PORTFOLIO MANAGER, FIRST TRUST SECURITIZED PRODUCTS GROUP
JIM SNYDER - PORTFOLIO MANAGER, FIRST TRUST SECURITIZED PRODUCTS GROUP

                                                                          Page 5


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX MONTH         SIX MONTH
                                                 NOVEMBER 1, 2018     APRIL 30, 2019      PERIOD (a)       PERIOD (a) (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                              $1,000.00           $1,023.50            0.65%             $3.26
Hypothetical (5% return before expenses)            $1,000.00           $1,021.57            0.65%             $3.26


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (November 1,
      2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 72.9%
                  ASSET-BACKED SECURITIES -- 0.0%
                  Fannie Mae Grantor Trust
$        437,710     Series 2002-T7, Class A1, 1 Mo. LIBOR + 0.11% (a)............      2.71%        07/25/32    $       426,195
                                                                                                                 ---------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.0%
                  Federal Home Loan Mortgage Corporation
              79     Series 1989-74, Class F......................................      6.00%        10/15/20                 79
              10     Series 1990-186, Class E.....................................      6.00%        08/15/21                 10
              49     Series 1990-188, Class H.....................................      7.00%        09/15/21                 49
          59,628     Series 1992-133, Class B, IO, STRIPS.........................      8.50%        06/01/22              5,501
             777     Series 1992-205, Class A, 1 Mo. LIBOR + 0.45% (a)............      2.92%        05/15/23                778
          72,003     Series 1992-1206, Class IB, 1 Mo. LIBOR + 0.83% (a)..........      3.30%        03/15/22             72,526
          20,638     Series 1993-1498, Class I, 1 Mo. LIBOR + 1.15% (a)...........      3.62%        04/15/23             20,949
          16,609     Series 1993-1552, Class I, 10 Yr. U.S. Treasury Yield
                        Curve - 0.65% (a).........................................      1.93%        08/15/23             16,362
         149,103     Series 1993-1579, Class PM...................................      6.70%        09/15/23            158,483
         121,351     Series 1993-1630, Class PK...................................      6.00%        11/15/23            127,120
          10,457     Series 1993-1643, Class PK...................................      6.50%        12/15/23             10,980
         374,574     Series 1994-1710, Class G, 1 Mo. LIBOR + 1.50% (a)...........      3.97%        04/15/24            382,332
          18,013     Series 1998-2042, Class H, PO................................       (b)         03/15/28             16,566
           2,283     Series 1998-2089, Class PJ, IO...............................      7.00%        10/15/28                254
          11,194     Series 1998-2102, Class Z....................................      6.00%        12/15/28             12,164
       1,064,602     Series 1999-21, Class A, 1 Mo. LIBOR + 0.18% (a).............      2.66%        10/25/29          1,058,447
         564,951     Series 1999-201, Class PO, PO, STRIPS........................       (b)         01/01/29            507,885
          69,418     Series 2000-2245, Class EA, PO...............................       (b)         08/15/30             65,860
           2,811     Series 2001-2365, Class LO, PO...............................       (b)         09/15/31              2,780
         209,031     Series 2002-48, Class 1A (c).................................      4.95%        07/25/33            220,977
          91,546     Series 2002-2405, Class BF...................................      7.00%        03/25/24             97,584
         150,747     Series 2002-2410, Class OG...................................      6.38%        02/15/32            180,049
         308,125     Series 2002-2425, Class PO, PO...............................       (b)         03/15/32            275,404
         179,916     Series 2002-2427, Class GE...................................      6.00%        03/15/32            197,892
         315,775     Series 2002-2437, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (d)............................      5.43%        01/15/29             46,358
          83,919     Series 2002-2449, Class LO, PO...............................       (b)         05/15/32             73,221
          52,189     Series 2002-2499, Class PO, PO...............................       (b)         01/15/32             47,040
          18,904     Series 2003-58, Class 2A.....................................      6.50%        09/25/43             21,702
         166,512     Series 2003-225, Class PO, PO, STRIPS........................       (b)         11/15/33            143,315
          53,040     Series 2003-2557, Class HL...................................      5.30%        01/15/33             58,006
         174,539     Series 2003-2564, Class AC...................................      5.50%        02/15/33            192,407
         556,075     Series 2003-2574, Class PE...................................      5.50%        02/15/33            613,478
         261,209     Series 2003-2577, Class LI, IO...............................      5.50%        02/15/33             50,196
       1,628,000     Series 2003-2581, Class LL...................................      5.25%        03/15/33          1,772,362
         538,135     Series 2003-2586, Class TG...................................      5.50%        03/15/23            551,382
         132,015     Series 2003-2597, Class AE...................................      5.50%        04/15/33            140,002
       2,005,000     Series 2003-2613, Class LL...................................      5.00%        05/15/33          2,168,408
         220,344     Series 2003-2626, Class ZW...................................      5.00%        06/15/33            242,965
         480,351     Series 2003-2626, Class ZX...................................      5.00%        06/15/33            560,459
         123,000     Series 2003-2669, Class LL...................................      5.50%        08/15/33            136,053
           8,000     Series 2003-2676, Class LL...................................      5.50%        09/15/33              8,881
         615,049     Series 2004-2771, Class NL...................................      6.00%        03/15/34            696,318
         522,275     Series 2004-2793, Class PE...................................      5.00%        05/15/34            570,597
       1,395,026     Series 2004-2801, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.05% (d)............................      4.58%        07/15/32            238,343


                        See Notes to Financial Statements                 Page 7


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        276,434     Series 2004-2835, Class QY, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (d)............................      5.43%        12/15/32    $        47,158
          24,874     Series 2004-2863, Class PO, PO...............................       (b)         10/15/31             23,923
         219,714     Series 2004-2890, Class ZA...................................      5.00%        11/15/34            238,819
         509,216     Series 2004-2891, Class ZA...................................      6.50%        11/15/34            690,930
         538,381     Series 2004-2907, Class DZ...................................      4.00%        12/15/34            546,692
       2,312,700     Series 2005-233, Class 12, IO, STRIPS........................      5.00%        09/15/35            483,348
         632,261     Series 2005-234, Class IO, IO, STRIPS........................      4.50%        10/01/35            118,653
       1,084,228     Series 2005-2923, Class PO, PO...............................       (b)         01/15/35            966,931
          40,815     Series 2005-2934, Class EC, PO...............................       (b)         02/15/20             40,431
         595,000     Series 2005-2973, Class GE...................................      5.50%        05/15/35            694,675
         639,576     Series 2005-2980, Class AO, PO...............................       (b)         11/15/34            526,655
         240,493     Series 2005-2990, Class GO, PO...............................       (b)         02/15/35            217,734
         129,447     Series 2005-3001, Class OK, PO...............................       (b)         02/15/35            112,584
          78,500     Series 2005-3027, Class AP, PO...............................       (b)         05/15/29             70,375
         185,027     Series 2005-3031, Class BI, IO,
                        1 Mo. LIBOR (x) -1 + 6.69% (d)............................      4.22%        08/15/35             32,994
          18,792     Series 2005-3074, Class ZH...................................      5.50%        11/15/35             23,691
         249,637     Series 2005-3077, Class TO, PO...............................       (b)         04/15/35            230,665
          92,873     Series 2006-237, Class PO, PO, STRIPS........................       (b)         05/15/36             79,781
         555,673     Series 2006-238, Class 8, IO, STRIPS.........................      5.00%        04/15/36            115,104
         458,479     Series 2006-243, Class 11, IO, STRIPS (e)....................      7.00%        08/15/36            112,866
         186,709     Series 2006-3100, Class PO, PO...............................       (b)         01/15/36            164,543
         509,422     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.13%        02/15/36             76,258
         259,611     Series 2006-3117, Class EO, PO...............................       (b)         02/15/36            225,461
          34,978     Series 2006-3117, Class OK, PO...............................       (b)         02/15/36             30,332
         898,012     Series 2006-3117, Class SO, PO...............................       (b)         02/15/36            740,365
          31,095     Series 2006-3117, Class ZU...................................      6.00%        02/15/36             41,747
          24,296     Series 2006-3122, Class OH, PO...............................       (b)         03/15/36             21,708
          24,094     Series 2006-3122, Class OP, PO...............................       (b)         03/15/36             22,036
           8,752     Series 2006-3122, Class ZW...................................      6.00%        03/15/36             11,217
          90,361     Series 2006-3134, Class PO, PO...............................       (b)         03/15/36             80,446
         156,932     Series 2006-3138, Class PO, PO...............................       (b)         04/15/36            139,596
         224,424     Series 2006-3140, Class XO, PO...............................       (b)         03/15/36            203,402
          44,301     Series 2006-3150, Class DZ...................................      5.50%        05/15/36             49,413
          26,514     Series 2006-3150, Class PO, PO...............................       (b)         05/15/36             23,938
         341,651     Series 2006-3152, Class MO, PO...............................       (b)         03/15/36            298,760
         859,875     Series 2006-3153, Class EO, PO...............................       (b)         05/15/36            735,470
         105,148     Series 2006-3171, Class MO, PO...............................       (b)         06/15/36             95,309
       3,050,770     Series 2006-3174, Class LF, 1 Mo. LIBOR + 0.35% (a)..........      2.83%        05/15/36          3,054,130
          34,964     Series 2006-3178, Class BO, PO...............................       (b)         06/15/36             30,328
         101,263     Series 2006-3179, Class OA, PO...............................       (b)         07/15/36             89,228
          60,333     Series 2006-3181, Class LO, PO...............................       (b)         07/15/36             55,076
         380,280     Series 2006-3200, Class PO, PO...............................       (b)         08/15/36            335,939
          83,351     Series 2006-3206, Class EO, PO...............................       (b)         08/15/36             71,444
       2,526,187     Series 2006-3210, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.13%        09/15/36            352,654
         122,585     Series 2006-3211, Class SO, PO...............................       (b)         09/15/36            108,420
          60,246     Series 2006-3217, Class CO, PO...............................       (b)         09/15/36             54,964
         687,478     Series 2006-3218, Class AO, PO...............................       (b)         09/15/36            549,603


Page 8                  See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        220,165     Series 2006-3219, Class AO, PO...............................       (b)         09/15/36    $       190,603
         664,935     Series 2006-3223, Class FC, 1 Mo. LIBOR + 0.55% (a)..........      3.02%        04/15/32            671,699
         115,094     Series 2006-3225, Class EO, PO...............................       (b)         10/15/36            100,578
       1,382,438     Series 2006-3240, Class GO, PO...............................       (b)         11/15/36          1,254,298
         262,406     Series 2006-3242, Class CO, PO...............................       (b)         11/15/36            233,496
         189,458     Series 2006-3244, Class GO, PO...............................       (b)         11/15/36            160,434
         369,989     Series 2006-3244, Class QO, PO...............................       (b)         11/15/36            347,824
         261,162     Series 2006-3245, Class PO, PO...............................       (b)         11/15/36            233,334
         610,149     Series 2006-3252, Class LO, PO...............................       (b)         12/15/36            511,299
         386,478     Series 2006-3256, Class PO, PO...............................       (b)         12/15/36            335,201
         202,110     Series 2007-3260, Class BO, PO...............................       (b)         01/15/37            172,923
         401,694     Series 2007-3261, Class OA, PO...............................       (b)         01/15/37            346,703
       1,576,290     Series 2007-3262, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.41% (d)............................      3.94%        01/15/37            171,602
          73,517     Series 2007-3274, Class B....................................      6.00%        02/15/37             81,353
          48,032     Series 2007-3292, Class DO, PO...............................       (b)         03/15/37             45,524
         134,958     Series 2007-3296, Class OK, PO...............................       (b)         03/15/37            124,458
         355,039     Series 2007-3300, Class OC, PO...............................       (b)         04/15/37            312,099
       1,717,261     Series 2007-3300, Class XO, PO...............................       (b)         03/15/37          1,470,555
          21,160     Series 2007-3301, Class OY, PO...............................       (b)         04/15/37             19,393
          51,679     Series 2007-3305, Class PO, PO...............................       (b)         04/15/37             47,484
          78,472     Series 2007-3314, Class OW, PO...............................       (b)         05/15/37             64,770
         147,086     Series 2007-3317, Class CO, PO...............................       (b)         05/15/37            133,225
         417,971     Series 2007-3322, Class NF,
                        1 Mo. LIBOR (x) 2,566.67 - 16,683.33%, 0.00% Floor (a)....      0.00%        05/15/37            387,919
         173,338     Series 2007-3325, Class OB, PO...............................       (b)         06/15/37            157,402
          49,838     Series 2007-3326, Class KO, PO...............................       (b)         06/15/37             42,568
         327,037     Series 2007-3331, Class PO, PO...............................       (b)         06/15/37            294,611
          23,330     Series 2007-3340, Class PF, 1 Mo. LIBOR + 0.30% (a)..........      2.77%        07/15/37             23,271
          73,937     Series 2007-3349, Class MY...................................      5.50%        07/15/37             81,889
         262,630     Series 2007-3360, Class CB...................................      5.50%        08/15/37            279,348
          90,294     Series 2007-3369, Class BO, PO...............................       (b)         09/15/37             82,964
          40,078     Series 2007-3373, Class TO, PO...............................       (b)         04/15/37             34,626
         476,552     Series 2007-3376, Class OX, PO...............................       (b)         10/15/37            433,835
         157,011     Series 2007-3380, Class FS, 1 Mo. LIBOR + 0.35% (a)..........      2.82%        11/15/36            155,745
          42,469     Series 2007-3383, Class OP, PO...............................       (b)         11/15/37             36,848
         749,002     Series 2007-3384, Class TO, PO...............................       (b)         11/15/37            641,555
         429,955     Series 2007-3387, Class PO, PO...............................       (b)         11/15/37            370,954
         930,940     Series 2007-3391, Class PO, PO...............................       (b)         04/15/37            855,152
         865,845     Series 2007-3393, Class JO, PO...............................       (b)         09/15/32            783,449
         143,079     Series 2007-3403, Class OB, PO...............................       (b)         12/15/37            122,823
         282,703     Series 2007-3403, Class PO, PO...............................       (b)         12/15/37            260,610
         547,918     Series 2008-3406, Class B....................................      6.00%        01/15/38            570,556
          74,357     Series 2008-3413, Class B....................................      5.50%        04/15/37             79,294
         540,911     Series 2008-3419, Class LO, PO...............................       (b)         07/15/37            480,826
         403,143     Series 2008-3420, Class AZ...................................      5.50%        02/15/38            443,713
          33,964     Series 2008-3444, Class DO, PO...............................       (b)         01/15/37             29,637
         253,655     Series 2008-3448, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (d)............................      3.58%        05/15/38             13,102
         206,380     Series 2008-3469, Class DO, PO...............................       (b)         07/15/38            184,150
         457,137     Series 2008-3469, Class EO, PO...............................       (b)         07/15/38            407,871


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      4,847,772     Series 2009-3522, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.63%        04/15/39    $       689,922
          46,367     Series 2009-3523, Class SD,
                        1 Mo. LIBOR (x) -2.75 + 19.66% (d)........................     12.86%        06/15/36             59,080
       1,064,021     Series 2009-3542, Class ZP...................................      5.00%        06/15/39          1,213,216
         177,000     Series 2009-3550, Class LL...................................      4.50%        07/15/39            194,001
         485,953     Series 2009-3563, Class ZP...................................      5.00%        08/15/39            573,744
          20,404     Series 2009-3571, Class OC, PO...............................       (b)         05/15/37             17,865
       4,039,585     Series 2009-3572, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.80% (d)............................      4.33%        09/15/39            478,699
          28,912     Series 2009-3585, Class QZ...................................      5.00%        08/15/39             34,705
         207,695     Series 2009-3587, Class FX, 1 Mo. LIBOR (a)..................      2.47%        12/15/37            203,519
       1,051,670     Series 2009-3591, Class PO, PO...............................       (b)         10/15/39            960,613
       1,463,273     Series 2009-3593, Class F, 1 Mo. LIBOR + 0.50% (a)...........      3.00%        03/15/36          1,464,838
       2,593,876     Series 2009-3605, Class NC...................................      5.50%        06/15/37          2,855,995
         349,467     Series 2009-3606, Class BO, PO...............................       (b)         12/15/39            304,113
         383,957     Series 2009-3607, Class BO, PO...............................       (b)         04/15/36            335,283
       1,237,993     Series 2009-3607, Class OP, PO...............................       (b)         07/15/37          1,087,970
         175,387     Series 2009-3611, Class PO, PO...............................       (b)         07/15/34            153,023
         136,777     Series 2010-3621, Class BO, PO...............................       (b)         01/15/40            120,071
         160,996     Series 2010-3621, Class PO, PO...............................       (b)         01/15/40            140,405
         400,000     Series 2010-3622, Class PB...................................      5.00%        01/15/40            444,099
         353,581     Series 2010-3623, Class LO, PO...............................       (b)         01/15/40            313,877
          73,000     Series 2010-3626, Class ME...................................      5.00%        01/15/40             82,290
         758,680     Series 2010-3632, Class BS,
                        1 Mo. LIBOR (x) -3.33 + 17.50% (d)........................      9.26%        02/15/40            921,966
          16,014     Series 2010-3637, Class LJ...................................      3.50%        02/15/25             15,943
         107,000     Series 2010-3645, Class WD...................................      4.50%        02/15/40            115,304
          24,607     Series 2010-3664, Class BA...................................      4.00%        03/15/38             24,594
         661,000     Series 2010-3667, Class PL...................................      5.00%        05/15/40            707,808
         163,108     Series 2010-3687, Class HB...................................      2.50%        07/15/38            162,443
         393,071     Series 2010-3688, Class HI, IO...............................      5.00%        11/15/21              9,956
         130,715     Series 2010-3699, Class FD, 1 Mo. LIBOR + 0.60% (a)..........      3.07%        07/15/40            131,833
       2,379,222     Series 2010-3704, Class ED...................................      4.00%        12/15/36          2,436,125
         400,000     Series 2010-3714, Class PB...................................      4.75%        08/15/40            455,177
          20,907     Series 2010-3716, Class PC...................................      2.50%        04/15/38             20,856
         842,866     Series 2010-3722, Class AI, IO...............................      3.50%        09/15/20             15,841
       3,972,721     Series 2010-3726, Class BI, IO...............................      6.00%        07/15/30            161,015
         660,569     Series 2010-3726, Class ND...................................      3.50%        06/15/39            660,756
       1,347,513     Series 2010-3735, Class IK, IO...............................      3.50%        10/15/25            104,184
         189,418     Series 2010-3735, Class JI, IO...............................      4.50%        10/15/30             27,406
         120,261     Series 2010-3739, Class MB...................................      4.00%        06/15/37            121,567
         701,184     Series 2010-3740, Class SC, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.53%        10/15/40             87,595
           4,186     Series 2010-3752, Class KF, 1 Mo. LIBOR + 0.50% (a)..........      2.97%        12/15/37              4,189
       1,028,106     Series 2010-3755, Class AI, IO...............................      3.50%        11/15/20             20,124
       1,228,572     Series 2010-3764, Class QA...................................      4.00%        10/15/29          1,242,581
          72,698     Series 2010-3770, Class GZ...................................      4.50%        10/15/40             82,876
          97,403     Series 2010-3773, Class PH...................................      2.50%        06/15/25             96,839
         131,160     Series 2010-3775, Class LD...................................      3.00%        12/15/20            131,255
         381,153     Series 2010-3775, Class LI, IO...............................      3.50%        12/15/20              7,757


Page 10                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        312,000     Series 2010-3780, Class AV...................................      4.00%        04/15/31    $       331,172
         189,783     Series 2011-3795, Class ED...................................      3.00%        10/15/39            191,621
         600,000     Series 2011-3796, Class PB...................................      5.00%        01/15/41            681,866
         418,084     Series 2011-3819, Class ZQ...................................      6.00%        04/15/36            470,410
           2,670     Series 2011-3820, Class DA...................................      4.00%        11/15/35              2,682
       1,818,751     Series 2011-3820, Class GZ...................................      5.00%        03/15/41          2,063,423
         300,000     Series 2011-3820, Class NC...................................      4.50%        03/15/41            328,547
         574,540     Series 2011-3827, Class BM...................................      5.50%        08/15/39            589,857
         153,801     Series 2011-3828, Class SY,
                        1 Mo. LIBOR (x) -3 + 13.20% (d)...........................      5.78%        02/15/41            193,257
       1,639,644     Series 2011-3841, Class JZ...................................      5.00%        04/15/41          1,827,774
         103,547     Series 2011-3842, Class BS,
                        1 Mo. LIBOR (x) -5 + 22.75% (d)...........................     10.32%        04/15/41            164,485
         300,000     Series 2011-3844, Class PC...................................      5.00%        04/15/41            348,875
       1,235,397     Series 2011-3852, Class SW, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.52%        05/15/41            158,710
       1,514,088     Series 2011-3860, Class PZ...................................      5.00%        05/15/41          1,724,692
         198,936     Series 2011-3862, Class TO, PO...............................       (b)         05/15/41            171,777
          62,276     Series 2011-3864, Class FW, 1 Mo. LIBOR + 0.40% (a)..........      2.87%        02/15/41             62,326
         314,438     Series 2011-3868, Class PO, PO...............................       (b)         05/15/41            272,474
         506,143     Series 2011-3884, Class DL...................................      3.00%        02/15/25            506,693
         525,000     Series 2011-3890, Class ME...................................      5.00%        07/15/41            604,464
         937,000     Series 2011-3895, Class PW...................................      4.50%        07/15/41          1,063,390
          34,009     Series 2011-3902, Class MA...................................      4.50%        07/15/39             34,122
       1,605,139     Series 2011-3925, Class ZD...................................      4.50%        09/15/41          1,790,353
       1,879,491     Series 2011-3926, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.08%        05/15/40            127,551
         851,389     Series 2011-3935, Class LI, IO...............................      3.00%        10/15/21             19,704
       2,719,956     Series 2011-3951, Class AO, PO...............................       (b)         03/15/32          2,417,007
          75,973     Series 2011-3954, Class JE...................................      5.00%        08/15/29             76,959
       2,607,953     Series 2011-3956, Class KI, IO...............................      3.00%        11/15/21             70,348
         820,793     Series 2011-3960, Class BU...................................      3.50%        02/15/30            832,911
         946,073     Series 2011-3968, Class AI, IO...............................      3.00%        12/15/21             25,261
       1,056,264     Series 2012-267, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.53%        08/15/42            166,022
         130,067     Series 2012-278, Class F1, STRIPS,
                        1 Mo. LIBOR + 0.45% (a)...................................      2.92%        09/15/42            130,267
       2,080,311     Series 2012-3994, Class AI, IO...............................      3.00%        02/15/22             57,143
         996,424     Series 2012-3999, Class WA (e)...............................      5.40%        08/15/40          1,085,837
       1,678,000     Series 2012-4000, Class PY...................................      4.50%        02/15/42          1,912,860
       1,720,415     Series 2012-4002, Class DE...................................      2.50%        03/15/30          1,715,874
          59,000     Series 2012-4012, Class GC...................................      3.50%        06/15/40             60,336
          39,703     Series 2012-4015, Class KB...................................      1.75%        05/15/41             36,597
       1,170,454     Series 2012-4021, Class IP, IO...............................      3.00%        03/15/27             79,502
         983,434     Series 2012-4026, Class GZ...................................      4.50%        04/15/42          1,112,884
       2,184,157     Series 2012-4030, Class IL, IO...............................      3.50%        04/15/27            170,586
         241,132     Series 2012-4038, Class CS,
                        1 Mo. LIBOR (x) -3 + 12.00% (d)...........................      4.54%        04/15/42            255,621
       1,646,864     Series 2012-4048, Class FJ, 1 Mo. LIBOR + 0.40% (a)..........      2.91%        07/15/37          1,642,389
       3,918,718     Series 2012-4054, Class AI, IO...............................      3.00%        04/15/27            280,312
         514,123     Series 2012-4076, Class QB...................................      1.75%        11/15/41            466,782


                        See Notes to Financial Statements                Page 11


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      3,737,273     Series 2012-4077, Class TS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.53%        05/15/41    $       512,063
         573,924     Series 2012-4090, Class YZ...................................      4.50%        08/15/42            644,148
          72,029     Series 2012-4097, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.63%        08/15/42             12,648
         665,645     Series 2012-4097, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (d)............................      3.58%        08/15/42            115,646
         747,000     Series 2012-4098, Class PE...................................      4.00%        08/15/42            800,650
         726,923     Series 2012-4103, Class HI, IO...............................      3.00%        09/15/27             57,198
          82,682     Series 2012-4116, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (d)............................      3.68%        10/15/42             14,819
       3,974,151     Series 2012-4121, Class HI, IO...............................      3.50%        10/15/27            351,202
       3,588,094     Series 2012-4132, Class AI, IO...............................      4.00%        10/15/42            764,701
         902,909     Series 2012-4136, Class TU, IO,
                        1 Mo. LIBOR (x) -22.50 + 139.50%, 4.50% Cap (d)...........      4.50%        08/15/42            178,037
         913,019     Series 2012-4145, Class YI, IO...............................      3.00%        12/15/27             73,028
         827,266     Series 2013-299, Class S1, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.53%        01/15/43            126,434
       1,012,995     Series 2013-303, Class C2, IO, STRIPS........................      3.50%        01/15/28             89,264
      13,355,261     Series 2013-303, Class C12, IO, STRIPS.......................      4.00%        12/15/32          1,968,033
         875,332     Series 2013-304, Class C37, IO, STRIPS.......................      3.50%        12/15/27             57,438
       4,325,931     Series 2013-304, Class C40, IO, STRIPS.......................      3.50%        09/15/26            342,922
       4,559,044     Series 2013-4151, Class DI, IO...............................      3.50%        11/15/31            385,290
       9,124,975     Series 2013-4154, Class IB, IO...............................      3.50%        01/15/28            844,860
         655,000     Series 2013-4176, Class HE...................................      4.00%        03/15/43            703,247
         702,650     Series 2013-4177, Class GL...................................      3.00%        03/15/33            691,898
         826,035     Series 2013-4193, Class PB...................................      4.00%        04/15/43            876,502
      23,403,072     Series 2013-4194, Class GI, IO...............................      4.00%        04/15/43          4,107,630
       6,429,021     Series 2013-4203, Class US,
                        1 Mo. LIBOR (x) -1.50 + 6.00% (d).........................      2.29%        05/15/33          5,955,446
         500,000     Series 2013-4211, Class PB...................................      3.00%        05/15/43            477,178
       1,641,006     Series 2013-4213, Class MZ...................................      4.00%        06/15/43          1,729,722
         415,289     Series 2013-4226, Class NS,
                        1 Mo. LIBOR (x) -3 + 10.50% (d)...........................      3.04%        01/15/43            415,309
          59,456     Series 2013-4235, Class AB...................................      2.00%        01/15/34             59,285
         680,703     Series 2013-4239, Class IO, IO...............................      3.50%        06/15/27             56,285
       1,450,000     Series 2013-4247, Class AY...................................      4.50%        09/15/43          1,607,714
         560,606     Series 2013-4249, Class KO, PO...............................       (b)         11/15/42            463,116
         877,343     Series 2013-4261, Class GS,
                        1 Mo. LIBOR (x) -2.75 + 10.98% (d)........................      4.19%        01/15/41            917,561
       1,818,048     Series 2013-4265, Class IB, IO...............................      4.50%        12/15/24            139,086
         165,387     Series 2013-4270, Class AP...................................      2.50%        04/15/40            164,495
         348,300     Series 2014-4300, Class IM, IO...............................      3.00%        03/15/37             29,705
         703,100     Series 2014-4314, Class CI, IO...............................      6.00%        03/15/44            176,975
         521,443     Series 2014-4316, Class XZ...................................      4.50%        03/15/44            578,357
       1,558,942     Series 2014-4318, Class CI, IO...............................      4.00%        03/15/22             39,494
         765,045     Series 2014-4337, Class TV...................................      4.00%        10/15/45            793,528
       8,478,257     Series 2014-4387, Class IE, IO...............................      2.50%        11/15/28            572,136
      39,456,554     Series 2015-343, Class F4, STRIPS,
                        1 Mo. LIBOR + 0.35% (a)...................................      2.85%        10/15/37         39,454,834


Page 12                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      2,649,025     Series 2015-4487, Class CB...................................      3.50%        06/15/45    $     2,676,529
       1,416,706     Series 2015-4503, Class MI, IO...............................      5.00%        08/15/45            312,767
       1,023,141     Series 2015-4512, Class W (c) (e)............................      5.38%        05/15/38          1,109,053
         224,416     Series 2015-4520, Class AI, IO...............................      3.50%        10/15/35             33,117
         530,375     Series 2015-4522, Class JZ...................................      2.00%        01/15/45            512,623
         242,984     Series 2016-4546, Class PZ...................................      4.00%        12/15/45            254,956
         411,311     Series 2016-4546, Class ZT...................................      4.00%        01/15/46            423,701
         126,254     Series 2016-4568, Class MZ...................................      4.00%        04/15/46            129,117
       8,748,278     Series 2016-4572, Class LI, IO...............................      4.00%        08/15/45          1,399,978
       3,446,565     Series 2016-4591, Class GI, IO...............................      4.00%        12/15/44            647,419
       2,097,975     Series 2016-4596, Class FL, 1 Mo. LIBOR + 0.50% (a)..........      3.01%        11/15/41          2,098,243
         771,702     Series 2016-4600, Class WT...................................      3.50%        07/15/36            783,764
         424,625     Series 2016-4605, Class KS,
                        1 Mo. LIBOR (x) -1.57 + 4.71% (d).........................      0.81%        08/15/43            389,577
       1,622,006     Series 2016-4609, Class YI, IO...............................      4.00%        04/15/54            174,142
         588,814     Series 2016-4613, Class AF, 1 Mo. LIBOR + 1.10% (a)..........      3.57%        11/15/37            607,411
       1,376,248     Series 2016-4615, Class GT,
                        1 Mo. LIBOR (x) -4 + 16.00%, 4.00% Cap (d)................      4.00%        10/15/42          1,232,161
      36,311,508     Series 2016-4619, Class IB, IO...............................      4.00%        12/15/47          4,323,165
       4,663,975     Series 2016-4641, Class DI, IO...............................      5.00%        05/15/41            884,910
       1,173,000     Series 2017-4650, Class JH...................................      3.00%        01/15/47          1,065,139
         600,000     Series 2017-4681, Class JY...................................      2.50%        05/15/47            539,593
       2,920,292     Series 2018-4780, Class VA...................................      4.00%        05/15/29          3,094,389
       9,924,000     Series 2018-4826, Class ME...................................      3.50%        09/15/48          9,863,531
                  Federal National Mortgage Association
             319     Series 1989-81, Class G......................................      9.00%        11/25/19                318
           1,939     Series 1990-13, Class E......................................      9.00%        02/25/20              1,970
             773     Series 1990-79, Class J......................................      9.00%        07/25/20                772
           1,475     Series 1990-98, Class J......................................      9.00%        08/25/20              1,475
             338     Series 1990-108, Class G.....................................      7.00%        09/25/20                343
             462     Series 1990-109, Class J.....................................      7.00%        09/25/20                468
          11,624     Series 1991-30, Class PN.....................................      9.00%        10/25/21             11,850
              31     Series 1991-130, Class D, PO.................................       (b)         09/25/21                 31
         223,794     Series 1992-38, Class GZ.....................................      7.50%        07/25/22            236,563
              46     Series 1992-44, Class ZQ.....................................      8.00%        07/25/22                 48
           7,395     Series 1992-185, Class ZB....................................      7.00%        10/25/22              7,796
           1,294     Series 1993-3, Class K.......................................      7.00%        02/25/23              1,346
          14,399     Series 1993-39, Class Z......................................      7.50%        04/25/23             15,227
           1,965     Series 1993-46, Class FH, 7 Yr. U.S. Treasury Yield
                        Curve - 0.20% (a).........................................      2.23%        04/25/23              1,950
         183,823     Series 1993-169, Class L.....................................      6.50%        09/25/23            193,989
          60,064     Series 1993-171, Class SB, 10 Yr. U.S. Treasury Yield
                        Curve (x) -2.17 + 21.99% (d)..............................     16.47%        09/25/23             72,042
          51,619     Series 1993-214, Class 2, IO, STRIPS.........................      7.50%        03/25/23              5,067
         433,188     Series 1993-222, Class 2, IO, STRIPS.........................      7.00%        06/25/23             44,772
          27,078     Series 1993-230, Class FA, 1 Mo. LIBOR + 0.60% (a)...........      3.08%        12/25/23             27,273
             289     Series 1994-24, Class H, PO..................................       (b)         11/25/23                275
         282,278     Series 1994-61, Class FG, 1 Mo. LIBOR + 1.50% (a)............      3.98%        04/25/24            288,771
          66,774     Series 1996-51, Class AY, IO.................................      7.00%        12/18/26             11,184
          57,435     Series 1998-37, Class VZ.....................................      6.00%        06/17/28             60,226


                        See Notes to Financial Statements                Page 13


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        843,474     Series 2000-45, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (d)............................      5.47%        12/18/30    $        90,892
           2,948     Series 2001-8, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 8.60% (d)............................      6.13%        02/17/31                 82
         164,115     Series 2001-34, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (d)............................      5.62%        08/18/31             13,251
          52,525     Series 2001-37, Class PO, PO.................................       (b)         08/25/31             47,410
           3,733     Series 2001-42, Class SB,
                        1 Mo. LIBOR (x) -16 + 128.00%, 8.50% Cap (d)..............      8.50%        09/25/31              4,348
         234,792     Series 2001-46, Class F, 1 Mo. LIBOR + 0.40% (a).............      2.88%        09/18/31            230,986
         162,524     Series 2001-314, Class 1, PO, STRIPS.........................       (b)         07/25/31            143,830
           3,673     Series 2002-22, Class G......................................      6.50%        04/25/32              4,148
         131,210     Series 2002-30, Class Z......................................      6.00%        05/25/32            143,093
         228,951     Series 2002-41, Class PO, PO.................................       (b)         07/25/32            205,664
          62,948     Series 2002-80, Class CZ.....................................      4.50%        09/25/32             69,023
         146,592     Series 2002-320, Class 2, IO, STRIPS.........................      7.00%        04/25/32             33,782
         151,652     Series 2002-323, Class 6, IO, STRIPS.........................      6.00%        01/25/32             32,255
         382,363     Series 2002-324, Class 2, IO, STRIPS.........................      6.50%        07/25/32             86,946
         161,534     Series 2002-329, Class 1, PO, STRIPS.........................       (b)         01/25/33            144,579
          45,928     Series 2003-14, Class AT.....................................      4.00%        03/25/33             46,551
         126,503     Series 2003-21, Class OA.....................................      4.00%        03/25/33            131,787
         131,637     Series 2003-32, Class UI, IO.................................      6.00%        05/25/33             30,433
         497,078     Series 2003-45, Class JB.....................................      5.50%        06/25/33            549,163
         113,225     Series 2003-52, Class NA.....................................      4.00%        06/25/23            114,143
          49,672     Series 2003-63, Class F1, 1 Mo. LIBOR + 0.30% (a)............      2.78%        11/25/27             49,656
       2,363,864     Series 2003-63, Class IP, IO.................................      6.00%        07/25/33            541,935
         355,000     Series 2003-71, Class NH.....................................      4.29%        08/25/33            380,862
       1,476,609     Series 2003-75, Class GI, IO.................................      5.00%        08/25/23             83,673
         172,506     Series 2003-109, Class YB....................................      6.00%        11/25/33            200,176
         495,024     Series 2003-343, Class 2, IO, STRIPS.........................      4.50%        10/25/33             80,144
         396,715     Series 2003-345, Class 14, IO, STRIPS........................      6.00%        03/25/34             80,352
          72,912     Series 2003-348, Class 17, IO, STRIPS........................      7.50%        12/25/33             16,102
         105,378     Series 2003-348, Class 18, IO, STRIPS (e)....................      7.50%        12/25/33             24,115
         106,121     Series 2003-W3, Class 2A5....................................      5.36%        06/25/42            115,473
         141,976     Series 2003-W6, Class 1A41...................................      5.40%        10/25/42            154,102
          26,423     Series 2003-W10, Class 1A4...................................      4.51%        06/25/43             27,774
          81,863     Series 2003-W12, Class 1A8...................................      4.55%        06/25/43             86,056
         228,364     Series 2004-10, Class ZB.....................................      6.00%        02/25/34            250,696
       1,087,490     Series 2004-18, Class EZ.....................................      6.00%        04/25/34          1,215,454
         335,431     Series 2004-25, Class LC.....................................      5.50%        04/25/34            372,246
         316,906     Series 2004-25, Class UC.....................................      5.50%        04/25/34            355,666
          36,441     Series 2004-28, Class ZH.....................................      5.50%        05/25/34             45,781
          17,235     Series 2004-36, Class TA.....................................      5.50%        08/25/33             17,322
          41,742     Series 2004-59, Class BG, PO.................................       (b)         12/25/32             36,520
         411,039     Series 2004-60, Class AC.....................................      5.50%        04/25/34            458,894
         208,007     Series 2004-61, Class DO, PO.................................       (b)         05/25/33            182,143
         177,053     Series 2004-69, Class PO, PO.................................       (b)         05/25/33            162,303
          15,937     Series 2004-W9, Class 1A3....................................      6.05%        02/25/44             17,423
       1,758,519     Series 2004-W10, Class A6....................................      5.75%        08/25/34          1,919,524
       3,307,242     Series 2005-2, Class S, IO, 1 Mo. LIBOR (x) -1 + 6.60% (d)...      4.12%        02/25/35            520,448


Page 14                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        671,930     Series 2005-2, Class TB, IO,
                        1 Mo. LIBOR (x) -1 + 5.90%, 0.40% Cap (d).................      0.40%        07/25/33    $         9,542
          50,480     Series 2005-29, Class ZT.....................................      5.00%        04/25/35             59,066
         144,660     Series 2005-40, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.70% (d)............................      4.22%        05/25/35             22,887
          15,048     Series 2005-43, Class PB.....................................      5.00%        02/25/34             15,064
           7,772     Series 2005-48, Class AR.....................................      5.50%        02/25/35              7,798
         662,204     Series 2005-52, Class PO, PO.................................       (b)         06/25/35            595,151
         246,488     Series 2005-52, Class TZ.....................................      6.50%        06/25/35            335,512
          46,450     Series 2005-52, Class WZ.....................................      6.50%        06/25/35             47,116
         317,191     Series 2005-56, Class PO, PO.................................       (b)         07/25/35            274,169
         905,820     Series 2005-57, Class KZ.....................................      6.00%        07/25/35          1,117,030
          15,652     Series 2005-67, Class SC,
                        1 Mo. LIBOR (x) -2.15 + 14.41% (d)........................      9.08%        08/25/35             18,695
          10,375     Series 2005-68, Class BC.....................................      5.25%        06/25/35             10,426
          76,082     Series 2005-79, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.09% (d)............................      3.61%        09/25/35              9,023
       7,814,592     Series 2005-86, Class WZ.....................................      5.50%        10/25/35          8,520,314
          22,254     Series 2005-87, Class SC,
                        1 Mo. LIBOR (x) -1.67 + 13.83% (d)........................      9.71%        10/25/35             28,224
          46,877     Series 2005-90, Class ES,
                        1 Mo. LIBOR (x) -2.50 + 16.88% (d)........................     10.68%        10/25/35             57,888
          47,111     Series 2005-95, Class WZ.....................................      6.00%        11/25/35             63,885
          71,269     Series 2005-102, Class DS,
                        1 Mo. LIBOR (x) -2.75 + 19.80% (d)........................     12.99%        11/25/35             93,687
         527,000     Series 2005-104, Class UE....................................      5.50%        12/25/35            592,547
          13,202     Series 2005-113, Class DO, PO................................       (b)         01/25/36             11,402
         238,118     Series 2005-359, Class 6, IO, STRIPS.........................      5.00%        11/25/35             42,756
         689,475     Series 2005-359, Class 12, IO, STRIPS........................      5.50%        10/25/35            160,720
         191,161     Series 2005-362, Class 13, IO, STRIPS........................      6.00%        08/25/35             42,573
          29,293     Series 2005-W1, Class 1A2....................................      6.50%        10/25/44             33,358
          60,440     Series 2006-5, Class 2A2 (c).................................      4.38%        02/25/35             63,844
      48,581,182     Series 2006-5, Class N2, IO (c)..............................      0.00%        02/25/35                 49
         267,021     Series 2006-8, Class HK, PO..................................       (b)         03/25/36            224,117
         111,601     Series 2006-8, Class WQ, PO..................................       (b)         03/25/36             93,027
          98,388     Series 2006-15, Class IS, IO,
                        1 Mo. LIBOR (x) -1 + 6.58% (d)............................      4.10%        03/25/36             17,449
       2,424,924     Series 2006-20, Class PI, IO,
                        1 Mo. LIBOR (x) -1 + 6.68% (d)............................      4.20%        11/25/30            263,712
         140,835     Series 2006-22, Class AO, PO.................................       (b)         04/25/36            123,413
         104,178     Series 2006-27, Class OH, PO.................................       (b)         04/25/36             93,807
          21,772     Series 2006-31, Class PZ.....................................      6.00%        05/25/36             29,638
          38,203     Series 2006-36, Class CO, PO.................................       (b)         05/25/36             32,107
         282,423     Series 2006-36, Class NO, PO.................................       (b)         05/25/36            242,420
          66,314     Series 2006-42, Class CF, 1 Mo. LIBOR + 0.45% (a)............      2.93%        06/25/36             66,576
       2,688,722     Series 2006-42, Class EI, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.07%        06/25/36            429,495
         228,255     Series 2006-44, Class GO, PO.................................       (b)         06/25/36            198,240
         132,923     Series 2006-44, Class P, PO..................................       (b)         12/25/33            115,342
          87,834     Series 2006-50, Class PS, PO.................................       (b)         06/25/36             79,006
       1,085,346     Series 2006-56, Class OM, PO.................................       (b)         07/25/36            951,462


                        See Notes to Financial Statements                Page 15


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        121,383     Series 2006-56, Class PO, PO.................................       (b)         07/25/36    $       105,656
         176,439     Series 2006-58, Class AP, PO.................................       (b)         07/25/36            152,144
         320,957     Series 2006-58, Class PO, PO.................................       (b)         07/25/36            279,855
         543,842     Series 2006-59, Class KO, PO.................................       (b)         07/25/36            483,852
         716,802     Series 2006-59, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.57% (d)............................      4.09%        07/25/36            115,487
          44,492     Series 2006-60, Class DO, PO.................................       (b)         04/25/35             43,629
         419,437     Series 2006-60, Class OG, PO.................................       (b)         07/25/36            363,305
         222,637     Series 2006-65, Class QO, PO.................................       (b)         07/25/36            194,838
         610,977     Series 2006-69, Class GO, PO.................................       (b)         08/25/36            526,905
         110,425     Series 2006-72, Class TO, PO.................................       (b)         08/25/36             94,692
          42,300     Series 2006-75, Class AO, PO.................................       (b)         08/25/36             36,392
         169,778     Series 2006-79, Class DO, PO.................................       (b)         08/25/36            153,515
         835,194     Series 2006-80, Class PH.....................................      6.00%        08/25/36            917,604
          54,795     Series 2006-81, Class EO, PO.................................       (b)         09/25/36             49,198
          42,730     Series 2006-84, Class OT, PO.................................       (b)         09/25/36             37,875
         181,303     Series 2006-84, Class PK.....................................      5.50%        02/25/36            182,504
         131,184     Series 2006-85, Class MZ.....................................      6.50%        09/25/36            144,446
         101,787     Series 2006-91, Class PO, PO.................................       (b)         09/25/36             87,213
         108,030     Series 2006-109, Class PO, PO................................       (b)         11/25/36             93,021
       3,326,396     Series 2006-110, Class PI, IO................................      5.50%        11/25/36            674,008
          67,063     Series 2006-110, Class PO, PO................................       (b)         11/25/36             57,872
         344,586     Series 2006-114, Class AO, PO................................       (b)         12/25/36            320,351
       3,212,222     Series 2006-116, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (d)...........................       4.17%        12/25/36            552,537
         147,914     Series 2006-117, Class GF, 1 Mo. LIBOR + 0.35% (a)...........      2.83%        12/25/36            147,347
       3,558,004     Series 2006-118, Class A1, 1 Mo. LIBOR + 0.06% (a)...........      2.55%        12/25/36          3,537,298
         125,232     Series 2006-124, Class LO, PO................................       (b)         01/25/37            107,924
          49,779     Series 2006-124, Class UO, PO................................       (b)         01/25/37             42,789
           1,439     Series 2006-126, Class DZ....................................      5.50%        01/25/37              1,490
         152,256     Series 2006-126, Class PO, PO................................       (b)         01/25/37            130,838
         346,073     Series 2006-128, Class PO, PO................................       (b)         01/25/37            295,637
          26,101     Series 2006-377, Class 1, PO, STRIPS.........................       (b)         10/25/36             22,693
         136,933     Series 2006-378, Class 31, IO, STRIPS........................      4.50%        06/25/21              2,591
         313,274     Series 2007-7, Class KA......................................      5.75%        08/25/36            362,843
         170,940     Series 2007-14, Class OP, PO.................................       (b)         03/25/37            151,542
          38,300     Series 2007-25, Class FB, 1 Mo. LIBOR + 0.33% (a)............      2.81%        04/25/37             38,203
       1,320,361     Series 2007-28, Class ZA.....................................      6.00%        04/25/37          1,431,866
         883,113     Series 2007-30, Class WO, PO.................................       (b)         04/25/37            767,811
          64,590     Series 2007-32, Class KT.....................................      5.50%        04/25/37             71,724
         259,888     Series 2007-36, Class GO, PO.................................       (b)         04/25/37            228,937
         959,332     Series 2007-36, Class PO, PO.................................       (b)         04/25/37            837,313
         900,395     Series 2007-39, Class LO, PO.................................       (b)         05/25/37            772,985
         161,308     Series 2007-42, Class CO, PO.................................       (b)         05/25/37            132,441
         326,406     Series 2007-44, Class AO, PO.................................       (b)         05/25/37            294,182
          45,413     Series 2007-44, Class KO, PO.................................       (b)         05/25/37             39,243
         363,413     Series 2007-44, Class LO, PO.................................       (b)         05/25/37            318,652
         458,182     Series 2007-44, Class OB, PO.................................       (b)         05/25/37            412,432
          77,604     Series 2007-48, Class PO, PO.................................       (b)         05/25/37             70,194
         733,048     Series 2007-57, Class ZG.....................................      4.75%        06/25/37            812,468
         476,612     Series 2007-60, Class ZS.....................................      4.75%        07/25/37            539,691


Page 16                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$          9,954     Series 2007-67, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (d)............................      4.27%        04/25/37    $            63
         505,051     Series 2007-68, Class AE.....................................      6.50%        07/25/37            615,416
          99,179     Series 2007-102, Class OT, PO................................       (b)         11/25/37             86,146
         481,841     Series 2007-116, Class PB....................................      5.50%        08/25/35            530,826
         266,127     Series 2007-117, Class MD....................................      5.50%        07/25/37            275,711
         116,543     Series 2008-3, Class FZ, 1 Mo. LIBOR + 0.55% (a).............      3.03%        02/25/38            120,893
          17,530     Series 2008-8, Class ZA......................................      5.00%        02/25/38             19,241
          31,328     Series 2008-16, Class AB.....................................      5.50%        12/25/37             31,901
          24,585     Series 2008-17, Class IP, IO.................................      6.50%        02/25/38              4,062
           9,212     Series 2008-64, Class EO, PO.................................       (b)         08/25/38              7,771
         383,308     Series 2008-65, Class PE.....................................      5.75%        08/25/38            423,626
       1,354,264     Series 2008-389, Class 4, IO, STRIPS.........................      6.00%        03/25/38            267,543
          37,416     Series 2009-10, Class AB.....................................      5.00%        03/25/24             38,409
       1,548,725     Series 2009-11, Class PI, IO.................................      5.50%        03/25/36            347,896
          63,197     Series 2009-14, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        03/25/24              2,446
         132,248     Series 2009-47, Class PE.....................................      4.00%        07/25/39            133,564
       3,743,000     Series 2009-50, Class GX.....................................      5.00%        07/25/39          4,307,931
         769,233     Series 2009-64, Class ZD.....................................      8.00%        08/25/39            961,437
         171,494     Series 2009-69, Class PO, PO.................................       (b)         09/25/39            148,142
          92,171     Series 2009-70, Class CO, PO.................................       (b)         01/25/37             78,079
           1,787     Series 2009-76, Class MA.....................................      4.00%        09/25/24              1,787
             309     Series 2009-81, Class GC.....................................      3.50%        12/25/19                308
       4,784,138     Series 2009-85, Class J......................................      4.50%        10/25/39          5,071,803
         953,203     Series 2009-86, Class OT, PO.................................       (b)         10/25/37            859,562
         388,836     Series 2009-91, Class HL.....................................      5.00%        11/25/39            399,062
          47,000     Series 2009-92, Class DB.....................................      5.00%        11/25/39             52,974
         669,407     Series 2009-103, Class PZ....................................      6.00%        12/25/39            888,843
       1,169,550     Series 2009-106, Class PO, PO................................       (b)         01/25/40          1,012,146
         370,784     Series 2009-106, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        01/25/40             54,207
         237,903     Series 2009-109, Class PZ....................................      4.50%        01/25/40            263,253
         134,466     Series 2009-115, Class HZ....................................      5.00%        01/25/40            137,992
       2,330,260     Series 2009-397, Class 2, IO, STRIPS.........................      5.00%        09/25/39            452,739
         763,421     Series 2009-398, Class C13, IO, STRIPS.......................      4.00%        06/25/24             46,348
         550,000     Series 2010-2, Class LC......................................      5.00%        02/25/40            612,122
         171,204     Series 2010-3, Class DZ......................................      4.50%        02/25/40            191,085
         340,137     Series 2010-21, Class KO, PO.................................       (b)         03/25/40            287,305
         500,000     Series 2010-35, Class EP.....................................      5.50%        04/25/40            595,226
         149,823     Series 2010-35, Class SJ,
                        1 Mo. LIBOR (x) -3.33 + 17.67% (d)........................      9.41%        04/25/40            184,244
         400,000     Series 2010-38, Class KC.....................................      4.50%        04/25/40            434,927
          60,159     Series 2010-45, Class GD.....................................      5.00%        04/25/33             60,228
         387,000     Series 2010-45, Class WB.....................................      5.00%        05/25/40            437,588
          39,114     Series 2010-49, Class SC, 1 Mo. LIBOR (x) -2 + 12.66% (d)....      7.71%        03/25/40             44,412
       2,820,729     Series 2010-55, Class YP.....................................      4.50%        10/25/38          2,874,568
         636,994     Series 2010-68, Class BI, IO.................................      5.50%        07/25/50            123,601
         421,415     Series 2010-68, Class CO, PO.................................       (b)         07/25/40            380,315
          85,327     Series 2010-75, Class MT (c).................................      2.75%        12/25/39             85,293
          98,446     Series 2010-106, Class BI, IO................................      3.50%        09/25/20              1,866


                        See Notes to Financial Statements                Page 17


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      1,107,743     Series 2010-110, Class KI, IO................................      5.50%        10/25/25    $        87,307
         481,406     Series 2010-115, Class PO, PO................................       (b)         04/25/40            416,778
         252,353     Series 2010-117, Class EO, PO................................       (b)         10/25/40            216,276
         586,912     Series 2010-120, Class PD....................................      4.00%        02/25/39            592,680
         483,466     Series 2010-129, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.52%        11/25/40             60,549
         141,778     Series 2010-137, Class IM, IO................................      5.00%        10/25/38              2,815
       1,821,000     Series 2010-142, Class DL....................................      4.00%        12/25/40          1,946,852
             988     Series 2010-145, Class PE....................................      3.25%        10/25/24                988
       3,453,215     Series 2010-147, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 5.95% (d)............................      3.47%        01/25/41            349,814
         498,982     Series 2011-9, Class AZ......................................      5.00%        05/25/40            547,275
         507,000     Series 2011-10, Class AY.....................................      6.00%        02/25/41            620,553
          42,097     Series 2011-17, Class CD.....................................      2.00%        03/25/21             41,794
         336,775     Series 2011-17, Class CJ.....................................      2.75%        03/25/21            336,328
             216     Series 2011-23, Class AB.....................................      2.75%        06/25/20                216
         314,547     Series 2011-30, Class LS, IO (e).............................      1.63%        04/25/41             17,310
       4,344,269     Series 2011-30, Class MD.....................................      4.00%        02/25/39          4,385,867
         112,260     Series 2011-30, Class ZB.....................................      5.00%        04/25/41            125,432
       1,500,383     Series 2011-47, Class AI, IO.................................      5.50%        01/25/40             81,463
         427,310     Series 2011-52, Class GB.....................................      5.00%        06/25/41            464,018
         132,636     Series 2011-60, Class OA, PO.................................       (b)         08/25/39            122,545
         429,207     Series 2011-67, Class EI, IO.................................      4.00%        07/25/21              4,271
          13,351     Series 2011-70, Class NK.....................................      3.00%        04/25/37             13,317
         133,454     Series 2011-72, Class TI, IO.................................      4.00%        09/25/40              7,711
       4,160,517     Series 2011-73, Class PI, IO.................................      4.50%        05/25/41            411,200
         490,254     Series 2011-74, Class TQ, IO,
                        1 Mo. LIBOR (x) -6.43 + 55.93%, 4.50% Cap (d).............      4.50%        12/25/33             83,687
         236,410     Series 2011-75, Class BL.....................................      3.50%        08/25/21            237,827
         412,374     Series 2011-86, Class DI, IO.................................      3.50%        09/25/21             12,872
       3,387,902     Series 2011-87, Class YI, IO.................................      5.00%        09/25/41            723,636
          17,203     Series 2011-90, Class QI, IO.................................      5.00%        05/25/34                597
       6,767,320     Series 2011-101, Class EI, IO................................      3.50%        10/25/26            546,397
         411,974     Series 2011-103, Class JL....................................      6.50%        11/25/29            420,478
         750,000     Series 2011-105, Class MB....................................      4.00%        10/25/41            793,259
          45,362     Series 2011-107, Class CA....................................      3.50%        11/25/29             45,409
         117,748     Series 2011-111, Class DG....................................      2.25%        12/25/38            117,188
         101,970     Series 2011-111, Class DH....................................      2.50%        12/25/38            101,586
       1,535,008     Series 2011-111, Class PZ....................................      4.50%        11/25/41          1,715,768
          46,600     Series 2011-113, Class GA....................................      2.00%        11/25/21             46,246
       4,184,114     Series 2011-118, Class IC, IO................................      3.50%        11/25/21            120,613
      10,945,153     Series 2011-123, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (d)............................      4.17%        03/25/41          1,375,760
         327,901     Series 2011-123, Class ZP....................................      4.50%        12/25/41            364,122
         174,966     Series 2011-124, Class CG....................................      3.00%        09/25/29            175,173
             109     Series 2011-134, Class PA....................................      4.00%        09/25/40                110
       2,301,044     Series 2011-137, Class AI, IO................................      3.00%        01/25/22             68,072
         583,415     Series 2011-141, Class EI, IO................................      3.00%        07/25/21              2,939
       3,317,660     Series 2011-145, Class IO, IO................................      3.00%        01/25/22             97,208
       1,145,536     Series 2012-8, Class TI, IO..................................      3.00%        10/25/21             29,723
       2,340,964     Series 2012-28, Class PT.....................................      4.00%        03/25/42          2,457,398


Page 18                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        776,952     Series 2012-39, Class PB.....................................      4.25%        04/25/42    $       844,502
         137,541     Series 2012-52, Class BZ.....................................      4.00%        05/25/42            154,764
       4,153,625     Series 2012-53, Class CI, IO.................................      3.00%        05/25/22            132,020
       1,529,304     Series 2012-65, Class IO, IO.................................      5.50%        07/25/40            327,617
         431,910     Series 2012-66, Class DI, IO.................................      3.50%        06/25/27             40,264
         279,368     Series 2012-79, Class QA.....................................      2.00%        03/25/42            276,025
       1,534,224     Series 2012-101, Class AI, IO................................      3.00%        06/25/27            102,808
         395,700     Series 2012-111, Class B.....................................      7.00%        10/25/42            461,653
       1,197,542     Series 2012-114, Class HS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (d)............................      3.67%        03/25/40             97,168
       7,668,921     Series 2012-118, Class DI, IO................................      3.50%        01/25/40            734,640
         206,226     Series 2012-118, Class IB, IO................................      3.50%        11/25/42             40,946
         997,977     Series 2012-122, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.62%        11/25/42            168,935
       2,277,477     Series 2012-128, Class HS,
                        1 Mo. LIBOR (x) -1.50 + 6.00% (d).........................      2.29%        11/25/42          1,873,429
         435,138     Series 2012-133, Class KO, PO................................       (b)         12/25/42            231,835
       1,789,666     Series 2012-134, Class GI, IO................................      4.50%        03/25/29            240,975
         823,172     Series 2012-138, Class MA....................................      1.00%        12/25/42            772,601
       4,406,148     Series 2012-146, Class QA....................................      1.00%        01/25/43          4,070,816
         716,863     Series 2012-409, Class 49, IO, STRIPS (e)....................      3.50%        11/25/41            136,976
         969,915     Series 2012-409, Class 53, IO, STRIPS (e)....................      3.50%        04/25/42            184,301
         176,791     Series 2012-409, Class C17, IO, STRIPS.......................      4.00%        11/25/41             35,460
         690,000     Series 2013-10, Class HQ.....................................      2.50%        02/25/43            610,534
       1,077,802     Series 2013-13, Class IK, IO.................................      2.50%        03/25/28             77,340
         165,558     Series 2013-22, Class TS,
                        1 Mo. LIBOR (x) -1.50 + 6.08% (d).........................      2.35%        03/25/43            151,810
          45,712     Series 2013-23, Class ZB.....................................      3.00%        03/25/43             46,722
         750,000     Series 2013-41, Class DB.....................................      3.00%        05/25/43            714,062
       2,165,270     Series 2013-43, Class IX, IO.................................      4.00%        05/25/43            453,506
         786,587     Series 2013-51, Class PI, IO.................................      3.00%        11/25/32             76,421
         214,281     Series 2013-52, Class MD.....................................      1.25%        06/25/43            191,904
       1,346,076     Series 2013-55, Class AI, IO.................................      3.00%        06/25/33            172,538
         119,098     Series 2013-70, Class JZ.....................................      3.00%        07/25/43            110,997
         312,668     Series 2013-75, Class FC, 1 Mo. LIBOR + 0.25% (a)............      2.73%        07/25/42            313,129
         669,921     Series 2013-94, Class CA.....................................      3.50%        08/25/38            676,666
         228,834     Series 2013-103, Class IO, IO................................      3.50%        03/25/38             23,067
         379,979     Series 2013-105, Class BN....................................      4.00%        05/25/43            395,365
         429,739     Series 2013-105, Class KO, PO................................       (b)         10/25/43            388,797
         195,852     Series 2013-106, Class KN....................................      3.00%        10/25/43            162,256
         719,905     Series 2013-117, Class AC....................................      2.50%        04/25/36            716,097
         558,279     Series 2013-128, Class PO, PO................................       (b)         12/25/43            464,438
       1,003,000     Series 2013-130, Class QY....................................      4.50%        06/25/41          1,099,275
       5,578,913     Series 2013-417, Class C21, IO, STRIPS.......................      4.00%        12/25/42          1,077,959
         269,098     Series 2014-29, Class GI, IO.................................      3.00%        05/25/29             23,196
      11,252,771     Series 2014-44, Class NI, IO.................................      4.50%        08/25/29            957,980
       1,933,567     Series 2014-46, Class KA (e).................................      4.76%        08/25/44          2,108,531
         403,985     Series 2014-68, Class GI, IO.................................      4.50%        10/25/43             64,097
         523,483     Series 2014-82, Class GZ.....................................      4.00%        12/25/44            551,708
       2,409,116     Series 2014-84, Class LI, IO.................................      3.50%        12/25/26            194,396
         897,424     Series 2014-91, Class PB.....................................      3.00%        02/25/38            898,049


                        See Notes to Financial Statements                Page 19


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        875,000     Series 2015-16, Class MY.....................................      3.50%        04/25/45    $       868,583
         589,553     Series 2015-38, Class GI, IO.................................      3.00%        09/25/43             48,471
      24,267,821     Series 2015-66, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        09/25/45          3,501,580
       3,301,042     Series 2015-76, Class BI, IO.................................      4.00%        10/25/39            377,142
         598,451     Series 2015-93, Class KI, IO.................................      3.00%        09/25/44             93,582
       8,871,359     Series 2015-97, Class AI, IO.................................      4.00%        09/25/41          1,254,771
      15,890,776     Series 2016-62, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.61%        09/25/46          2,322,715
       1,655,679     Series 2016-71, Class NI, IO.................................      3.50%        04/25/46            238,793
      13,476,310     Series 2016-73, Class PI, IO.................................      3.00%        08/25/46          1,668,034
         664,615     Series 2016-74, Class HI, IO.................................      3.50%        10/25/46            107,193
         813,544     Series 2016-84, Class DF, 1 Mo. LIBOR + 0.42% (a)............      2.91%        11/25/46            812,108
       2,007,176     Series 2016-87, Class AF, 1 Mo. LIBOR + 0.40% (a)............      2.89%        11/25/46          1,998,651
         597,364     Series 2017-46, Class BY.....................................      3.00%        06/25/47            534,824
       1,994,801     Series 2018-19, Class MA.....................................      3.00%        03/25/29          1,994,435
      12,557,063     Series 2018-86, Class DL.....................................      3.50%        12/25/48         12,699,736
      17,299,616     Series 2018-92, Class DA.....................................      3.50%        11/25/46         17,551,294
       3,957,386     Series 2018-92, Class DB.....................................      3.50%        01/25/49          3,966,682
       5,358,716     Series 2018-94, Class AZ.....................................      4.00%        01/25/49          5,625,343
      29,541,349     Series 2019-8, Class DY......................................      3.50%        03/25/49         29,868,833
       7,216,731     Series 2019-17, Class GZ.....................................      4.00%        11/25/56          7,663,433
                  Government National Mortgage Association
          97,613     Series 1999-30, Class S, IO,
                        1 Mo. LIBOR (x) -1 + 8.60% (d)............................      6.12%        08/16/29              1,174
         583,340     Series 2001-22, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 8.15%, 0.65% Cap (d).................      0.65%        05/16/31                778
         118,922     Series 2001-51, Class FA, 1 Mo. LIBOR + 0.50% (a)............      2.98%        10/16/31            118,938
          40,523     Series 2001-60, Class PZ.....................................      6.00%        12/20/31             40,504
         141,540     Series 2001-65, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (d)............................      5.12%        12/16/31              1,002
         312,362     Series 2002-7, Class ST, IO,
                        1 Mo. LIBOR (x) -1 + 7.50% (d)............................      5.03%        08/17/27              3,193
          91,682     Series 2002-24, Class AG, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (d)............................      5.47%        04/16/32                688
         271,421     Series 2002-45, Class SV, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (d)............................      5.62%        06/16/32              3,039
         159,465     Series 2002-72, Class ZB.....................................      6.00%        10/20/32            167,238
         407,893     Series 2002-75, Class PJ.....................................      5.50%        11/20/32            425,679
         352,150     Series 2003-4, Class MZ......................................      5.50%        01/20/33            380,405
         577,452     Series 2003-11, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (d)............................      5.22%        02/16/33             29,446
         608,390     Series 2003-18, Class PG.....................................      5.50%        03/20/33            661,452
       1,251,890     Series 2003-35, Class TZ.....................................      5.75%        04/16/33          1,372,370
         311,948     Series 2003-42, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.12%        07/16/31             32,495
       1,282,685     Series 2003-42, Class SH, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (d)............................      4.07%        05/20/33            140,129
         106,797     Series 2003-62, Class MZ.....................................      5.50%        07/20/33            124,996
         378,987     Series 2003-84, Class Z......................................      5.50%        10/20/33            411,810


Page 20                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        191,182     Series 2004-37, Class B......................................      6.00%        04/17/34    $       213,070
         447,477     Series 2004-49, Class MZ.....................................      6.00%        06/20/34            521,162
          82,473     Series 2004-68, Class ZC.....................................      6.00%        08/20/34             90,743
         105,620     Series 2004-71, Class ST,
                        1 Mo. LIBOR (x) -6.25 + 44.50%, 7.00% Cap (d).............      7.00%        09/20/34            113,319
         171,182     Series 2004-83, Class AK,
                        1 Mo. LIBOR (x) -3.00 + 16.49% (d)........................      9.06%        10/16/34            211,666
         830,690     Series 2004-88, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.62%        10/16/34             90,672
          72,035     Series 2004-92, Class AK, 1 Mo. LIBOR (x) -3 + 16.50% (d)....      9.07%        11/16/34             90,617
       1,423,415     Series 2004-92, Class BZ.....................................      5.50%        11/16/34          1,591,704
         204,455     Series 2004-105, Class JZ....................................      5.00%        12/20/34            229,359
          63,749     Series 2004-105, Class KA....................................      5.00%        12/16/34             69,861
          98,190     Series 2004-109, Class BC....................................      5.00%        11/20/33             99,520
         203,607     Series 2005-3, Class JZ......................................      5.00%        01/16/35            206,859
         203,607     Series 2005-3, Class KZ......................................      5.00%        01/16/35            221,997
          31,584     Series 2005-7, Class AJ, 1 Mo. LIBOR (x) -4 + 22.00% (d).....     12.09%        02/16/35             43,851
         252,115     Series 2005-7, Class KA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (d)........................     11.99%        12/17/34            272,113
         584,691     Series 2005-7, Class MA,
                        1 Mo. LIBOR (x) -2.81 + 18.95% (d)........................     11.99%        12/17/34            656,659
         182,307     Series 2005-33, Class AY.....................................      5.50%        04/16/35            198,617
         133,038     Series 2005-41, Class PA.....................................      4.00%        05/20/35            140,158
         548,075     Series 2005-44, Class IO, IO.................................      5.50%        07/20/35            110,698
         434,420     Series 2005-93, Class PO, PO.................................       (b)         06/20/35            391,561
         398,478     Series 2006-17, Class TW.....................................      6.00%        04/20/36            439,418
         500,000     Series 2006-38, Class OH.....................................      6.50%        08/20/36            584,512
         163,511     Series 2006-61, Class ZA.....................................      5.00%        11/20/36            178,426
         373,565     Series 2007-16, Class OZ.....................................      6.00%        04/20/37            437,003
         254,124     Series 2007-27, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (d)............................      3.72%        05/20/37             25,437
         203,431     Series 2007-41, Class OL, PO.................................       (b)         07/20/37            181,360
         364,457     Series 2007-42, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (d)............................      4.27%        07/20/37             60,207
         145,955     Series 2007-68, Class NA.....................................      5.00%        11/20/37            156,375
         945,539     Series 2007-71, Class ZD.....................................      6.00%        11/20/37          1,034,789
         145,481     Series 2007-81, Class FZ, 1 Mo. LIBOR + 0.35% (a)............      2.83%        12/20/37            144,990
         128,980     Series 2008-6, Class CK......................................      4.25%        10/20/37            129,347
         173,477     Series 2008-16, Class PO, PO.................................       (b)         02/20/38            154,036
          18,086     Series 2008-20, Class PO, PO.................................       (b)         09/20/37             17,356
          87,120     Series 2008-29, Class PO, PO.................................       (b)         02/17/33             85,564
         154,621     Series 2008-33, Class XS, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (d)............................      5.22%        04/16/38             27,013
          92,504     Series 2008-47, Class MI, IO.................................      6.00%        10/16/37              1,640
         703,000     Series 2008-47, Class ML.....................................      5.25%        06/16/38            786,064
          32,791     Series 2008-50, Class NA.....................................      5.50%        03/16/37             32,845
         180,000     Series 2008-54, Class PE.....................................      5.00%        06/20/38            203,674
         807,220     Series 2008-71, Class JI, IO.................................      6.00%        04/20/38            168,524
         196,715     Series 2009-10, Class PA.....................................      4.50%        12/20/38            202,657
         627,501     Series 2009-14, Class KF, 1 Mo. LIBOR + 0.70% (a)............      3.18%        03/20/39            638,674
         217,693     Series 2009-14, Class KI, IO.................................      6.50%        03/20/39             47,050


                        See Notes to Financial Statements                Page 21


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         71,431     Series 2009-14, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.30% (d)............................      3.82%        03/20/39    $         7,735
         175,581     Series 2009-25, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (d)............................      5.12%        09/20/38             24,879
       2,228,680     Series 2009-29, Class PC.....................................      7.00%        05/20/39          2,853,139
         344,932     Series 2009-32, Class SZ.....................................      5.50%        05/16/39            409,955
         685,932     Series 2009-42, Class BI, IO.................................      6.00%        06/20/39            136,204
         122,839     Series 2009-53, Class AB.....................................      4.50%        10/16/38            123,773
         138,498     Series 2009-57, Class KA.....................................      4.50%        05/20/39            139,032
       3,732,600     Series 2009-57, Class VB.....................................      5.00%        06/16/39          4,197,213
         954,987     Series 2009-61, Class OW, PO.................................       (b)         11/16/35            831,831
         218,127     Series 2009-61, Class PZ.....................................      7.50%        08/20/39            305,818
         891,730     Series 2009-69, Class ZB.....................................      6.00%        08/20/39          1,044,709
       1,238,344     Series 2009-72, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        08/16/39            161,936
         455,000     Series 2009-75, Class JN.....................................      5.50%        09/16/39            529,860
         139,602     Series 2009-76, Class PC.....................................      4.00%        03/16/39            140,864
         517,735     Series 2009-78, Class KZ.....................................      5.50%        09/16/39            667,192
         231,357     Series 2009-79, Class OK, PO.................................       (b)         11/16/37            204,430
         121,820     Series 2009-81, Class TZ.....................................      5.50%        09/20/39            147,595
       1,707,567     Series 2009-87, Class EI, IO.................................      5.50%        08/20/39            289,020
         291,131     Series 2009-93, Class WG.....................................      4.00%        09/20/38            292,502
          39,000     Series 2009-94, Class AL.....................................      5.00%        10/20/39             44,061
         246,451     Series 2009-106, Class DZ....................................      5.50%        11/20/39            296,853
          41,913     Series 2009-106, Class WZ....................................      5.50%        11/16/39             52,043
         548,871     Series 2009-116, Class MS, IO,
                        1 Mo. LIBOR (x) -1 + 6.50% (d)............................      4.02%        11/16/38             16,154
          11,747     Series 2009-118, Class KP....................................      4.50%        05/20/38             11,895
         732,000     Series 2009-126, Class LB....................................      5.00%        12/20/39            827,929
         192,171     Series 2010-3, Class MF, 1 Mo. LIBOR + 0.45% (a).............      2.93%        11/20/38            192,542
          52,000     Series 2010-4, Class WA......................................      3.00%        01/16/40             52,040
       2,589,402     Series 2010-6, Class PD......................................      5.00%        03/16/38          2,591,962
         255,721     Series 2010-7, Class BC......................................      4.00%        09/16/24            258,366
         189,804     Series 2010-11, Class HE.....................................      4.00%        04/20/39            192,349
          32,814     Series 2010-14, Class AO, PO.................................       (b)         12/20/32             32,101
       2,097,617     Series 2010-14, Class BV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        02/16/40            294,125
          54,470     Series 2010-29, Class CB.....................................      5.00%        12/20/38             54,843
       1,071,810     Series 2010-42, Class CO, PO.................................       (b)         06/16/39          1,013,595
           5,531     Series 2010-44, Class BE.....................................      3.00%        04/20/38              5,524
       2,510,780     Series 2010-46, Class FC, 1 Mo. LIBOR + 0.80% (a)............      3.28%        03/20/35          2,561,259
         748,652     Series 2010-59, Class ZD.....................................      6.50%        05/20/40          1,020,692
       2,338,611     Series 2010-85, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (d)............................      4.12%        07/20/37            313,302
          87,000     Series 2010-116, Class BM....................................      4.50%        09/16/40             98,267
       2,561,499     Series 2010-116, Class JB....................................      5.00%        06/16/40          2,838,671
         611,266     Series 2010-129, Class PQ....................................      3.00%        04/20/39            613,613
         125,111     Series 2010-138, Class PD....................................      3.50%        08/20/38            125,360
       1,287,146     Series 2010-157, Class OP, PO................................       (b)         12/20/40          1,059,429
         206,620     Series 2010-162, Class PQ....................................      4.50%        06/16/39            209,164
         536,319     Series 2010-166, Class DI, IO................................      4.50%        02/20/39             56,708


Page 22                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        116,216     Series 2011-4, Class PZ......................................      5.00%        01/20/41    $       133,759
       2,394,182     Series 2011-19, Class MI, IO.................................      5.00%        06/16/40            209,776
         771,202     Series 2011-35, Class BP.....................................      4.50%        03/16/41            860,432
         583,856     Series 2011-48, Class LI, IO.................................      5.50%        01/16/41            108,277
         447,176     Series 2011-50, Class PZ.....................................      5.00%        04/20/41            522,712
         159,265     Series 2011-63, Class BI, IO.................................      6.00%        02/20/38             24,276
         257,942     Series 2011-69, Class HC.....................................      2.25%        05/20/38            257,451
       1,208,512     Series 2011-71, Class ZC.....................................      5.50%        07/16/34          1,334,538
       3,298,408     Series 2011-81, Class IC, IO,
                        1 Mo. LIBOR (x) -1 + 6.72%, 0.62% Cap (d).................      0.62%        07/20/35             63,323
       1,532,325     Series 2011-112, Class IP, IO................................      0.50%        08/16/26              9,193
         239,265     Series 2011-129, Class CL....................................      5.00%        03/20/41            259,587
           6,200     Series 2011-136, Class GB....................................      2.50%        05/20/40              6,144
         304,644     Series 2011-137, Class WA (e)................................      5.56%        07/20/40            338,330
         393,744     Series 2011-146, Class EI, IO................................      5.00%        11/16/41             77,401
          97,391     Series 2011-151, Class TB, IO,
                        1 Mo. LIBOR (x) -70 + 465.50%, 3.50% Cap (d)..............      3.50%        04/20/41             13,237
       3,226,062     Series 2012-10, Class LI, IO.................................      3.50%        07/20/40            250,418
         192,641     Series 2012-16, Class AG.....................................      2.50%        10/20/38            191,397
       4,699,921     Series 2012-18, Class IA, IO,
                        1 Mo. LIBOR (x) -1 + 6.68%, 0.58% Cap (d).................      0.58%        07/20/39             81,776
       2,010,056     Series 2012-48, Class MI, IO.................................      5.00%        04/16/42            403,834
      17,297,911     Series 2012-84, Class QS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.62%        07/16/42          2,557,176
         251,623     Series 2012-108, Class KB....................................      2.75%        09/16/42            229,434
       6,660,693     Series 2012-143, Class IB, IO................................      3.50%        12/20/39            325,904
      11,448,235     Series 2012-143, Class TI, IO................................      3.00%        12/16/27            901,813
       3,399,628     Series 2012-149, Class PC (e)................................      6.29%        12/20/42          3,902,308
      27,259,803     Series 2013-4, Class IC, IO..................................      4.00%        09/20/42          5,602,582
         165,336     Series 2013-5, Class IA, IO..................................      3.50%        10/16/42             21,681
       1,768,649     Series 2013-10, Class DI, IO.................................      3.50%        09/20/42            215,187
         432,195     Series 2013-20, Class KI, IO.................................      5.00%        01/20/43             85,956
       2,223,000     Series 2013-20, Class QM.....................................      2.63%        02/16/43          2,024,051
       8,727,150     Series 2013-23, Class IP, IO.................................      3.50%        08/20/42          1,344,076
       3,398,384     Series 2013-53, Class OI, IO.................................      3.50%        04/20/43            473,783
       3,810,495     Series 2013-69, Class AI, IO.................................      3.50%        05/20/43            622,120
         470,765     Series 2013-69, Class PI, IO.................................      5.00%        05/20/43             73,857
         953,680     Series 2013-70, Class PM.....................................      2.50%        05/20/43            843,858
       4,629,000     Series 2013-91, Class PB.....................................      3.50%        09/20/42          4,701,714
       2,103,773     Series 2013-130, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.62%        09/20/43            334,586
       9,474,385     Series 2013-170, Class IG, IO................................      5.50%        11/16/43          1,637,857
         688,000     Series 2013-183, Class PB....................................      4.50%        12/20/43            729,680
         196,189     Series 2013-188, Class CF, 1 Mo. LIBOR + 0.45% (a)...........      2.93%        03/20/43            196,296
       8,097,659     Series 2014-6, Class IJ, IO..................................      4.50%        06/16/43          1,433,069
       6,783,014     Series 2014-44, Class IC, IO.................................      3.00%        04/20/28            530,427
      15,675,842     Series 2014-44, Class ID, IO (c) (e).........................      0.35%        03/16/44            204,946
          74,262     Series 2014-91, Class JI, IO.................................      4.50%        01/20/40             12,080
         882,146     Series 2014-94, Class Z......................................      4.50%        01/20/44            989,418
       6,544,567     Series 2014-99, Class HI, IO.................................      4.50%        06/20/44          1,117,843
      11,458,652     Series 2014-115, Class QI, IO................................      3.00%        03/20/29            804,213


                        See Notes to Financial Statements                Page 23


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      5,658,248     Series 2014-116, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 5.60% (d)............................      3.11%        08/20/44    $       877,561
       3,889,692     Series 2014-118, Class TV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (d)............................      3.77%        05/20/44            575,249
       7,789,877     Series 2014-178, Class LT....................................      2.00%        11/20/43          7,715,861
       6,375,137     Series 2015-3, Class ZD......................................      4.00%        01/20/45          6,954,344
      22,657,478     Series 2015-40, Class IO, IO.................................      4.00%        03/20/45          4,384,752
      10,925,846     Series 2015-66, Class LI, IO.................................      5.00%        05/16/45          2,157,456
          77,286     Series 2015-95, Class IK, IO (e).............................      1.23%        05/16/37              3,065
      22,103,149     Series 2015-99, Class EI, IO.................................      5.50%        07/16/45          5,337,486
         602,428     Series 2015-100, Class AI, IO................................      3.50%        03/20/39             32,413
      34,141,837     Series 2015-119, Class TI, IO................................      3.50%        05/20/41          3,095,330
      25,048,887     Series 2015-124, Class DI, IO................................      3.50%        01/20/38          2,245,625
         532,451     Series 2015-137, Class WA (c) (e)............................      5.48%        01/20/38            591,907
       1,238,977     Series 2015-138, Class MI, IO................................      4.50%        08/20/44            176,606
         330,280     Series 2015-151, Class KW (e)................................      5.88%        04/20/34            350,472
       8,344,806     Series 2015-168, Class GI, IO................................      5.50%        02/16/33          1,980,695
         175,925     Series 2016-16, Class KZ.....................................      3.00%        02/16/46            159,480
         640,118     Series 2016-55, Class PB (e).................................      6.14%        03/20/31            682,974
       2,563,430     Series 2016-69, Class WI, IO.................................      4.50%        05/20/46            552,994
       1,317,227     Series 2016-75, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (d)............................      3.52%        05/20/40            163,982
       1,709,626     Series 2016-78, Class UI, IO.................................      4.00%        06/20/46            283,464
       5,809,708     Series 2016-89, Class HI, IO.................................      3.50%        07/20/46            938,448
         719,829     Series 2016-99, Class JA (e).................................      5.52%        11/20/45            799,781
         912,171     Series 2016-109, Class ZM....................................      3.50%        08/20/36            915,438
      13,192,488     Series 2016-111, Class PI, IO................................      3.50%        06/20/45          1,732,595
       1,581,917     Series 2016-118, Class GI, IO................................      4.50%        02/16/40            316,239
      16,676,694     Series 2016-120, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (d)............................      3.62%        09/20/46          3,328,938
         464,000     Series 2016-141, Class PC....................................      5.00%        10/20/46            545,393
         296,389     Series 2016-145, Class LZ....................................      3.00%        10/20/46            264,038
       2,296,548     Series 2016-154, Class WF, 1 Mo. LIBOR + 0.40% (a)...........      2.89%        11/20/45          2,289,457
         303,000     Series 2016-160, Class LE....................................      2.50%        11/20/46            251,574
         467,094     Series 2016-167, Class KI, IO................................      6.00%        12/16/46            103,486
         820,489     Series 2017-17, Class KZ.....................................      4.50%        02/20/47            919,628
       5,648,710     Series 2017-32, Class IB, IO.................................      5.00%        02/16/47          1,197,809
       9,958,122     Series 2017-56, Class BI, IO.................................      6.00%        04/16/47          2,481,444
      21,721,176     Series 2017-57, Class IO, IO.................................      5.00%        04/20/47          3,602,759
       6,830,765     Series 2017-113, Class IE, IO................................      5.50%        07/20/47          1,586,117
      10,285,583     Series 2017-130, Class LS, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (d)............................      3.72%        08/16/47          1,919,396
      11,208,590     Series 2017-133, Class JI, IO................................      7.00%        06/20/41          2,594,487
       9,368,614     Series 2017-186, Class TI, IO,
                        1 Mo. LIBOR (x) -1 + 6.50%, 0.50% Cap (d).................      0.50%        05/20/40            168,837
         838,537     Series 2018-44, Class Z......................................      2.50%        09/20/47            679,984
       3,869,734     Series 2018-53, Class VA.....................................      3.50%        07/20/29          4,013,308
      19,731,129     Series 2018-89, Class A......................................      3.50%        06/20/39         19,836,877
       4,331,983     Series 2018-120, Class G.....................................      3.50%        09/20/48          4,308,946
      13,592,996     Series 2018-131, Class IA, IO................................      5.00%        04/20/44          2,786,057
      10,000,000     Series 2018-134, Class KB....................................      3.50%        10/20/48          9,966,255


Page 24                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$     10,556,000     Series 2018-155, Class KD....................................      4.00%        11/20/48    $    10,933,812
      10,908,217     Series 2018-160, Class GY....................................      4.50%        11/20/48         11,786,881
       8,248,572     Series 2019-6, Class EI, IO..................................      5.00%        09/20/39          1,689,438
      12,488,006     Series 2019-18, Class TP.....................................      3.50%        02/20/49         12,582,965
       2,389,612     Series 2019-27, Class DI, IO.................................      5.50%        01/20/40            525,061
                  Vendee Mortgage Trust
       3,817,392     Series 2003-2, Class Z.......................................      5.00%        05/15/33          4,135,898
          50,442     Series 2010-1, Class DA......................................      4.25%        02/15/35             51,224
                                                                                                                 ---------------
                                                                                                                     616,117,846
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.5%
                  Fannie Mae - Aces
          50,000     Series 2013-M6, Class 1AC (c)................................      3.70%        02/25/43             50,864
                  Freddie Mac Multifamily Structured Pass Through Certificates
       2,000,000     Series 2009-K004, Class A3...................................      4.24%        08/25/19          2,002,150
       2,362,925     Series 2010-K005, Class A2...................................      4.32%        11/25/19          2,370,849
      93,299,533     Series 2011-K016, Class X1, IO (c)...........................      1.48%        10/25/21          2,937,079
      46,524,430     Series 2012-K019, Class X1, IO (c)...........................      1.62%        03/25/22          1,844,838
      68,517,277     Series 2012-K020, Class X1, IO (c)...........................      1.40%        05/25/22          2,456,427
     127,788,948     Series 2013-K030, Class X1, IO (c)...........................      0.19%        04/25/23            899,481
      80,755,694     Series 2014-K036, Class X1, IO (c)...........................      0.75%        10/25/23          2,349,127
      21,598,714     Series 2014-K714, Class X3, IO (c)...........................      1.79%        01/25/42            573,336
      97,017,585     Series 2015-K721, Class X1, IO (c)...........................      0.33%        08/25/22            975,716
     190,133,023     Series 2016-KIR1, Class X, IO (c)............................      1.07%        03/25/26         11,659,716
     283,161,144     Series 2018-K086, Class X1, IO (c)...........................      0.24%        11/25/28          6,399,130
     113,715,483     Series 2018-K159, Class X1, IO (c)...........................      0.11%        11/25/33          1,793,589
      28,683,944     Series 2019-K1510, Class X1, IO (c)..........................      0.48%        01/25/34          1,513,612
     104,459,000     Series 2019-K734, Class X1, IO (c)...........................      0.65%        02/25/26          3,987,388
      68,018,000     Series 2019-K734, Class XAM, IO (c)..........................      0.42%        02/25/26          1,910,680
                  FREMF Mortgage Trust
       2,780,000     Series 2010-K9, Class B (c) (f)..............................      5.21%        09/25/45          2,851,137
       4,942,000     Series 2011-K10, Class B (c) (f).............................      4.78%        11/25/49          5,048,807
      23,000,906     Series 2011-K11, Class B (c) (f).............................      4.57%        12/25/48         23,507,783
       7,590,000     Series 2011-K14, Class B (c) (f).............................      5.18%        02/25/47          7,902,190
       3,000,000     Series 2011-K15, Class B (c) (f).............................      4.95%        08/25/44          3,127,908
       6,031,192     Series 2012-K710, Class B (c) (f)............................      3.98%        06/25/47          6,020,122
      12,750,000     Series 2013-K712, Class B (c) (f)............................      3.47%        05/25/45         12,754,227
       1,100,000     Series 2013-K713, Class B (c) (f)............................      3.26%        04/25/46          1,101,624
      11,771,000     Series 2014-K715, Class B (c) (f)............................      3.97%        02/25/46         11,970,241
       2,260,829     Series 2015-K721, Class B (c) (f)............................      3.56%        11/25/47          2,290,065
                  Government National Mortgage Association
         724,873     Series 2013-32, Class A......................................      1.90%        06/16/36            715,470
         532,000     Series 2013-57, Class D (e)..................................      2.35%        06/16/46            468,260
         100,000     Series 2013-74, Class AG (c).................................      2.81%        12/16/53             87,497
          24,531     Series 2013-194, Class AE (e)................................      2.75%        11/16/44             23,959
      68,710,433     Series 2015-30, Class IO, IO (e).............................      1.02%        07/16/56          4,402,497
      24,491,028     Series 2015-70, Class IO, IO (e).............................      1.03%        12/16/49          1,515,130
      66,286,579     Series 2015-107, Class IO, IO (e)............................      0.88%        03/16/57          3,507,733
       6,039,749     Series 2015-125, Class VA (e)................................      2.70%        05/16/35          5,943,558
      54,319,952     Series 2016-2, Class IO, IO (e)..............................      0.91%        04/16/57          3,733,459
      25,575,535     Series 2016-26, Class IO, IO (e).............................      0.96%        02/16/58          1,815,796


                        See Notes to Financial Statements                Page 25


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$     66,880,784     Series 2016-34, Class IO, IO (e).............................      1.00%        01/16/58    $     5,012,855
      68,729,252     Series 2016-35, Class IO, IO (e).............................      0.89%        03/16/58          4,642,970
      46,875,705     Series 2016-36, Class IO, IO (e).............................      0.94%        08/16/57          3,358,199
      38,173,115     Series 2016-52, Class IO, IO (e).............................      0.93%        03/16/58          2,607,972
      64,898,257     Series 2016-64, Class IO, IO (e).............................      0.96%        12/16/57          4,339,312
       4,774,715     Series 2016-110, Class VA....................................      2.10%        01/16/38          4,409,181
      24,824,650     Series 2016-127, Class IO, IO (e)............................      0.95%        05/16/58          1,851,395
       9,608,387     Series 2017-131, Class AG (e)................................      2.50%        12/16/58          9,202,313
      29,050,047     Series 2018-2, Class IO, IO (e)..............................      0.78%        12/16/59          2,007,620
       8,613,939     Series 2018-150, Class Z.....................................      3.20%        02/16/60          7,602,422
      16,781,910     Series 2019-7, Class Z.......................................      2.50%        01/16/61         12,182,797
                                                                                                                 ---------------
                                                                                                                     199,728,481
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 42.4%
                  Federal Home Loan Mortgage Corporation
       4,106,205     Pool 760043, 5 Yr. Constant Maturity Treasury Rate +
                        1.39% (a).................................................      3.02%        12/01/48          4,148,222
      16,155,472     Pool 840359, 12 Mo. LIBOR + 1.64% (a)........................      4.35%        06/01/46         16,683,290
         171,788     Pool A19763..................................................      5.00%        04/01/34            185,721
          80,014     Pool A47333..................................................      5.00%        10/01/35             86,008
         695,674     Pool A47828..................................................      3.50%        08/01/35            704,914
         387,487     Pool A47829..................................................      4.00%        08/01/35            400,146
         407,623     Pool A47937..................................................      5.50%        08/01/35            445,819
         143,205     Pool A48972..................................................      5.50%        05/01/36            157,070
          99,185     Pool A54675..................................................      5.50%        01/01/36            109,183
         257,429     Pool A65324..................................................      5.50%        09/01/37            280,217
          93,993     Pool A86143..................................................      5.00%        05/01/39            101,130
          32,622     Pool A90319..................................................      5.00%        12/01/39             35,159
         478,429     Pool A92197..................................................      5.00%        05/01/40            515,649
          13,457     Pool A93093..................................................      4.50%        07/01/40             14,317
          18,551     Pool A93891..................................................      4.00%        09/01/40             19,332
          26,695     Pool A94729..................................................      4.00%        11/01/40             27,820
         101,216     Pool A94843..................................................      4.00%        11/01/40            105,479
         420,301     Pool A95441..................................................      4.00%        12/01/40            436,979
          39,035     Pool A95653..................................................      4.00%        12/01/40             40,679
          63,252     Pool A95728..................................................      4.00%        12/01/40             65,916
          84,753     Pool A96380..................................................      4.00%        01/01/41             87,927
         242,458     Pool A97294..................................................      4.00%        02/01/41            251,235
       1,006,504     Pool B70791..................................................      4.00%        06/01/39          1,052,314
           6,543     Pool C01310..................................................      6.50%        03/01/32              7,356
          20,674     Pool C01574..................................................      5.00%        06/01/33             22,227
          23,913     Pool C03458..................................................      5.00%        02/01/40             25,771
          75,308     Pool C03949..................................................      3.50%        05/01/42             76,671
         189,465     Pool C04269..................................................      3.00%        10/01/42            188,293
         392,344     Pool C91167..................................................      5.00%        04/01/28            414,100
         271,960     Pool C91353..................................................      3.50%        01/01/31            276,444
         590,816     Pool C91366..................................................      4.50%        04/01/31            621,051
          44,322     Pool C91482..................................................      3.50%        07/01/32             45,436
          42,405     Pool E02883..................................................      4.00%        04/01/26             43,788
          31,333     Pool G01443..................................................      6.50%        08/01/32             35,291
          78,639     Pool G01737..................................................      5.00%        12/01/34             84,567


Page 26                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         43,198     Pool G01840..................................................      5.00%        07/01/35    $        46,449
         469,935     Pool G02017..................................................      5.00%        12/01/35            510,537
          99,268     Pool G03072..................................................      5.00%        11/01/36            106,739
         449,292     Pool G04593..................................................      5.50%        01/01/37            493,469
          48,528     Pool G04632..................................................      5.00%        11/01/36             52,183
         223,445     Pool G04814..................................................      5.50%        10/01/38            244,205
          49,265     Pool G04913..................................................      5.00%        03/01/38             52,977
          48,184     Pool G05173..................................................      4.50%        11/01/31             50,791
         826,923     Pool G05275..................................................      5.50%        02/01/39            902,075
         149,942     Pool G05449..................................................      4.50%        05/01/39            159,520
         554,209     Pool G05792..................................................      4.50%        02/01/40            589,668
         426,855     Pool G05927..................................................      4.50%        07/01/40            454,169
          35,092     Pool G06252..................................................      4.00%        02/01/41             36,406
         673,808     Pool G06359..................................................      4.00%        02/01/41            699,029
         106,690     Pool G06501..................................................      4.00%        04/01/41            110,684
         108,819     Pool G06583..................................................      5.00%        06/01/41            118,703
         193,887     Pool G06687..................................................      5.00%        07/01/41            210,580
         107,767     Pool G06739..................................................      4.50%        09/01/41            114,664
         605,869     Pool G07025..................................................      5.00%        02/01/42            652,102
         817,528     Pool G07100..................................................      5.50%        07/01/40            897,510
          19,913     Pool G07219..................................................      5.00%        10/01/41             21,450
         109,218     Pool G07266..................................................      4.00%        12/01/42            113,172
         675,384     Pool G07329..................................................      4.00%        01/01/43            699,834
         739,771     Pool G07683..................................................      4.00%        03/01/44            763,233
         788,806     Pool G07806..................................................      5.00%        06/01/41            849,384
           4,079     Pool G08113..................................................      6.50%        02/01/36              4,509
       6,221,035     Pool G08854..................................................      5.00%        12/01/48          6,572,610
          13,668     Pool G11713..................................................      5.50%        06/01/20             13,747
          25,332     Pool G11769..................................................      5.00%        10/01/20             25,991
          40,877     Pool G11833..................................................      5.00%        11/01/20             41,735
           4,114     Pool G11880..................................................      5.00%        12/01/20              4,199
          89,223     Pool G12312..................................................      6.00%        09/01/21             91,364
          72,725     Pool G12797..................................................      6.50%        02/01/22             74,158
         135,917     Pool G12959..................................................      6.50%        10/01/22            141,505
           5,694     Pool G12978..................................................      5.50%        12/01/22              5,879
           8,482     Pool G13044..................................................      4.50%        06/01/21              8,663
           5,111     Pool G13581..................................................      5.50%        11/01/21              5,136
          63,661     Pool G13623..................................................      4.50%        08/01/24             65,842
          86,403     Pool G13625..................................................      5.50%        01/01/24             89,596
         131,493     Pool G13733..................................................      5.00%        11/01/24            136,347
         109,467     Pool G14088..................................................      4.00%        02/01/26            113,021
         230,438     Pool G14106..................................................      6.00%        10/01/24            236,904
          53,327     Pool G14167..................................................      5.50%        07/01/23             55,097
         173,428     Pool G14233..................................................      6.00%        01/01/24            176,119
       1,112,649     Pool G14348..................................................      4.00%        10/01/26          1,153,938
          52,033     Pool G14376..................................................      4.00%        09/01/25             53,720
          68,820     Pool G14676..................................................      4.50%        09/01/26             71,156
           5,148     Pool G14791..................................................      6.00%        05/01/21              5,152
         478,109     Pool G14995..................................................      5.50%        12/01/24            492,409
         236,129     Pool G15019..................................................      4.50%        07/01/26            241,178
          56,404     Pool G15039..................................................      4.50%        09/01/26             58,337


                        See Notes to Financial Statements                Page 27


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         62,849     Pool G15725..................................................      4.50%        09/01/26    $        65,002
          27,334     Pool G15821..................................................      5.00%        07/01/25             28,002
         271,870     Pool G15949..................................................      4.00%        01/01/29            280,685
         329,347     Pool G15957..................................................      5.50%        12/01/24            335,552
          23,825     Pool G18100..................................................      5.00%        02/01/21             24,257
         467,234     Pool G18264..................................................      5.00%        07/01/23            484,332
         378,439     Pool G18287..................................................      5.50%        12/01/23            392,663
         132,826     Pool G18306..................................................      4.50%        04/01/24            137,338
          18,977     Pool G60020..................................................      4.50%        12/01/43             20,110
         944,686     Pool G60114..................................................      5.50%        06/01/41          1,036,144
       1,386,091     Pool G60168..................................................      4.50%        07/01/45          1,458,865
         463,673     Pool G60194..................................................      3.50%        08/01/45            474,063
         462,670     Pool G60737..................................................      4.50%        08/01/42            492,205
       1,353,825     Pool G60762..................................................      5.00%        07/01/41          1,455,300
         337,768     Pool G60806..................................................      5.00%        12/01/44            363,841
         506,574     Pool G60808..................................................      3.00%        10/01/46            501,555
       8,925,623     Pool G60921..................................................      4.50%        02/01/47          9,398,014
      22,042,369     Pool G60940..................................................      4.00%        09/01/46         22,809,637
       8,947,116     Pool G61160..................................................      4.50%        11/01/45          9,455,070
          19,619     Pool H09034..................................................      5.50%        05/01/37             20,754
           4,194     Pool J03523..................................................      5.00%        09/01/21              4,258
          61,101     Pool J05364..................................................      6.00%        08/01/22             62,361
         311,406     Pool J09465..................................................      4.00%        04/01/24            321,503
         134,546     Pool J09504..................................................      4.00%        04/01/24            138,909
          46,708     Pool J09798..................................................      4.00%        05/01/24             48,223
          94,716     Pool J10623..................................................      4.00%        09/01/24             97,979
         895,361     Pool J10827..................................................      4.50%        10/01/24            925,199
         306,009     Pool N70075..................................................      5.00%        01/01/35            327,671
         488,945     Pool N70081..................................................      5.50%        07/01/38            542,310
          76,346     Pool O20138..................................................      5.00%        11/01/30             81,041
       1,145,344     Pool Q00841..................................................      4.50%        05/01/41          1,218,638
         143,379     Pool Q03139..................................................      4.00%        09/01/41            149,459
          51,591     Pool Q04031..................................................      4.00%        10/01/41             54,098
          39,086     Pool Q04905..................................................      4.00%        12/01/41             40,985
          77,949     Pool Q05035..................................................      4.00%        12/01/41             81,062
          66,356     Pool Q05173..................................................      4.00%        12/01/41             69,580
          50,887     Pool Q05181..................................................      4.00%        12/01/41             53,359
          34,867     Pool Q05445..................................................      4.00%        01/01/42             36,561
         137,204     Pool Q07189..................................................      4.00%        04/01/42            142,175
          49,093     Pool Q07479..................................................      3.50%        04/01/42             49,981
         152,584     Pool Q11791..................................................      3.50%        10/01/42            155,345
         100,240     Pool Q11836..................................................      3.50%        10/01/42            102,286
         724,412     Pool Q14034..................................................      3.50%        12/01/42            741,128
       2,852,599     Pool Q43309..................................................      4.00%        09/01/46          2,955,150
       7,059,480     Pool Q45763..................................................      4.00%        01/01/47          7,313,073
       5,319,221     Pool Q50564..................................................      4.50%        09/01/47          5,570,198
      13,999,847     Pool Q53219..................................................      4.50%        12/01/47         14,778,486
       8,735,846     Pool Q53875..................................................      4.00%        01/01/48          9,045,631
       1,058,220     Pool Q54651..................................................      4.50%        03/01/48          1,135,392
       1,990,526     Pool Q55037..................................................      4.50%        04/01/48          2,132,651
      20,563,739     Pool Q55152..................................................      4.50%        04/01/48         21,634,034


Page 28                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      5,517,325     Pool Q56260..................................................      5.00%        05/01/48    $     5,930,924
       9,095,817     Pool Q58363..................................................      5.00%        09/01/48          9,605,775
         665,332     Pool U50165..................................................      4.00%        05/01/32            698,786
       3,278,770     Pool U59020..................................................      4.00%        06/01/35          3,444,019
       3,018,235     Pool U64762..................................................      4.50%        10/01/45          3,180,611
      14,581,962     Pool U69020..................................................      5.00%        07/01/44         15,649,452
      15,522,980     Pool U69040..................................................      4.00%        05/01/45         16,066,017
       8,427,630     Pool U69041..................................................      5.00%        11/01/43          9,039,338
      32,458,491     Pool U69055..................................................      4.50%        10/01/47         34,203,598
       5,018,997     Pool U79023..................................................      3.50%        10/01/28          5,139,930
          64,609     Pool U80068..................................................      3.50%        10/01/32             66,208
         135,845     Pool U80212..................................................      3.50%        02/01/33            139,228
         167,546     Pool U90245..................................................      3.50%        10/01/42            170,016
          90,909     Pool U90291..................................................      4.00%        10/01/42             93,974
         840,133     Pool U90316..................................................      4.00%        10/01/42            868,555
         817,935     Pool U90490..................................................      4.00%        06/01/42            845,837
       2,075,742     Pool U90690..................................................      3.50%        06/01/42          2,106,184
          25,232     Pool U90932..................................................      3.00%        02/01/43             25,107
         245,651     Pool U90975..................................................      4.00%        06/01/42            253,936
         567,621     Pool U91254..................................................      4.00%        04/01/43            586,896
       2,017,566     Pool U91619..................................................      4.00%        06/01/43          2,085,705
          63,470     Pool U92272..................................................      4.50%        12/01/43             66,988
         876,839     Pool U92432..................................................      4.00%        02/01/44            906,841
          55,606     Pool U95137..................................................      4.00%        08/01/43             57,481
         220,885     Pool U99045..................................................      3.50%        03/01/43            224,125
         252,942     Pool U99084..................................................      4.50%        02/01/44            266,986
         123,053     Pool U99091..................................................      4.50%        03/01/44            129,803
         368,251     Pool U99096..................................................      4.50%        05/01/44            388,624
       3,647,195     Pool U99134..................................................      4.00%        01/01/46          3,771,332
         909,786     Pool V80910..................................................      4.00%        12/01/43            946,098
                  Federal National Mortgage Association
          87,445     Pool 190371..................................................      6.50%        07/01/36            101,067
          35,268     Pool 254636..................................................      5.00%        02/01/33             37,857
          49,868     Pool 255190..................................................      5.50%        05/01/34             54,927
          38,704     Pool 255984..................................................      4.50%        11/01/25             40,277
         216,317     Pool 256181..................................................      5.50%        03/01/36            230,509
         164,799     Pool 256576..................................................      5.50%        01/01/37            174,625
          43,700     Pool 256808..................................................      5.50%        07/01/37             45,610
         129,077     Pool 256936..................................................      6.00%        10/01/37            135,024
          41,559     Pool 257281..................................................      5.00%        07/01/28             43,820
          98,226     Pool 545759..................................................      6.50%        07/01/32            110,904
          22,657     Pool 555851..................................................      6.50%        01/01/33             25,654
         387,902     Pool 683246..................................................      5.50%        02/01/33            430,330
         312,235     Pool 725014..................................................      5.50%        12/01/33            344,281
         505,589     Pool 734922..................................................      4.50%        09/01/33            536,444
         665,561     Pool 735415..................................................      6.50%        12/01/32            755,131
           6,197     Pool 745875..................................................      6.50%        09/01/36              7,166
          53,190     Pool 747097..................................................      6.00%        10/01/29             56,630
           1,399     Pool 780962..................................................      4.50%        05/01/19              1,424
         601,550     Pool 788149..................................................      5.50%        05/01/33            662,080
         302,934     Pool 812741..................................................      5.50%        02/01/35            326,408


                        See Notes to Financial Statements                Page 29


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        467,363     Pool 827948..................................................      5.50%        05/01/35    $       506,118
         455,659     Pool 850000..................................................      5.50%        01/01/36            502,030
          88,168     Pool 871039..................................................      5.50%        02/01/37             93,339
         228,932     Pool 888001..................................................      5.50%        10/01/36            255,773
         183,081     Pool 888163..................................................      7.00%        12/01/33            212,327
          48,476     Pool 888435..................................................      5.50%        06/01/22             49,809
         641,399     Pool 889610..................................................      5.50%        06/01/38            698,415
         446,481     Pool 889834..................................................      5.00%        12/01/35            482,276
          21,150     Pool 890149..................................................      6.50%        10/01/38             23,948
          61,217     Pool 890231..................................................      5.00%        07/01/25             62,781
         157,276     Pool 890314..................................................      5.50%        12/01/22            160,393
          29,551     Pool 890378..................................................      6.00%        05/01/24             30,868
       1,431,294     Pool 890556..................................................      4.50%        10/01/43          1,527,300
         620,200     Pool 890561..................................................      4.50%        01/01/27            635,090
          79,114     Pool 890588..................................................      4.50%        09/01/41             83,854
       1,272,242     Pool 890736..................................................      5.00%        07/01/30          1,341,674
         267,212     Pool 905917..................................................      5.50%        01/01/37            298,131
         130,856     Pool 922386..................................................      5.50%        01/01/37            137,769
          19,542     Pool 930562..................................................      5.00%        02/01/39             21,283
           1,036     Pool 931150..................................................      5.00%        05/01/39              1,113
         196,943     Pool 931565..................................................      5.00%        07/01/39            211,811
         201,212     Pool 931808..................................................      5.50%        08/01/39            218,963
         202,676     Pool 953115..................................................      5.50%        11/01/38            216,593
         194,224     Pool 962556..................................................      5.00%        04/01/23            199,095
          70,619     Pool 973561..................................................      5.00%        03/01/23             72,286
          83,858     Pool 976871..................................................      6.50%        08/01/36             94,584
          78,918     Pool 995002..................................................      5.00%        07/01/37             84,722
          24,637     Pool 995097..................................................      6.50%        10/01/37             28,439
         157,443     Pool 995149..................................................      6.50%        10/01/38            179,750
          62,929     Pool 995228..................................................      6.50%        11/01/38             72,502
         277,581     Pool 995252..................................................      5.00%        12/01/23            284,503
          94,563     Pool 995259..................................................      6.50%        11/01/23             99,209
          34,314     Pool AA0916..................................................      5.00%        08/01/37             36,822
           7,895     Pool AA1740..................................................      5.00%        01/01/39              8,464
           1,630     Pool AA3267..................................................      5.00%        02/01/39              1,751
         148,562     Pool AA3303..................................................      5.50%        06/01/38            162,472
         857,670     Pool AB0460..................................................      5.50%        02/01/37            949,051
         343,025     Pool AB0731..................................................      4.00%        06/01/39            354,966
          15,789     Pool AB1576..................................................      4.00%        10/01/20             16,260
         743,669     Pool AB1801..................................................      4.00%        11/01/40            771,682
          92,271     Pool AB1953..................................................      4.00%        12/01/40             96,003
          72,743     Pool AB2092..................................................      4.00%        01/01/41             75,929
          68,094     Pool AB2133..................................................      4.00%        01/01/26             70,403
         227,373     Pool AB2265..................................................      4.00%        02/01/41            237,340
         157,796     Pool AB2275..................................................      4.50%        02/01/41            167,227
          35,631     Pool AB2467..................................................      4.50%        03/01/41             37,788
       1,196,774     Pool AB2506..................................................      5.00%        03/01/41          1,298,259
       2,250,706     Pool AB2959..................................................      4.50%        07/01/40          2,402,132
          81,334     Pool AB3284..................................................      5.00%        07/01/41             87,480
         140,846     Pool AB4937..................................................      3.50%        04/01/42            143,271
         155,820     Pool AB5174..................................................      3.50%        05/01/42            158,728


Page 30                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        973,271     Pool AB5500..................................................      3.50%        07/01/42    $       990,083
         165,768     Pool AB5919..................................................      3.00%        08/01/42            164,725
         111,198     Pool AB6632..................................................      3.50%        10/01/42            113,119
         335,212     Pool AB6671..................................................      3.00%        10/01/42            333,102
         401,744     Pool AB7765..................................................      3.00%        02/01/43            399,215
         288,092     Pool AB7859..................................................      3.50%        02/01/43            293,512
         197,179     Pool AB8143..................................................      5.00%        01/01/38            211,543
       1,753,922     Pool AB8289..................................................      4.50%        04/01/42          1,843,197
         579,942     Pool AB8676..................................................      3.50%        05/01/42            594,946
          43,525     Pool AB9382..................................................      4.00%        05/01/43             45,303
       1,117,144     Pool AB9551..................................................      3.00%        06/01/43          1,110,112
         471,097     Pool AB9615..................................................      4.00%        06/01/33            488,175
          61,836     Pool AB9683..................................................      4.00%        06/01/43             64,258
          83,509     Pool AB9959..................................................      4.00%        07/01/43             86,978
         103,454     Pool AC1232..................................................      5.00%        07/01/24            107,502
       1,055,238     Pool AC2946..................................................      5.00%        09/01/39          1,134,930
         123,089     Pool AC3236..................................................      5.00%        09/01/39            132,576
         378,431     Pool AC3267..................................................      5.50%        09/01/39            416,302
         148,691     Pool AC5446..................................................      5.00%        11/01/39            159,908
         558,029     Pool AD0889..................................................      6.00%        09/01/24            579,442
         720,999     Pool AD4317..................................................      4.00%        04/01/40            746,580
          29,658     Pool AD5222..................................................      4.50%        05/01/30             30,963
         129,052     Pool AD5583..................................................      5.00%        04/01/40            136,722
         205,392     Pool AD6369..................................................      4.50%        05/01/40            217,769
         101,447     Pool AD6938..................................................      4.50%        06/01/40            107,580
         136,227     Pool AD7110..................................................      5.00%        07/01/40            143,662
         108,654     Pool AD7137..................................................      5.50%        07/01/40            121,858
          41,021     Pool AD8526..................................................      4.50%        08/01/40             43,493
         399,719     Pool AE0137..................................................      4.50%        03/01/36            424,414
          42,153     Pool AE0383..................................................      4.50%        09/01/25             43,419
         263,778     Pool AE0504..................................................      4.50%        11/01/40            279,608
         128,949     Pool AE1798..................................................      5.00%        09/01/40            138,768
         150,797     Pool AE4476..................................................      4.00%        03/01/41            156,138
         215,472     Pool AE7005..................................................      4.00%        10/01/40            223,115
         122,121     Pool AE8075..................................................      4.00%        12/01/40            126,781
          46,121     Pool AE9284..................................................      4.00%        11/01/40             47,757
         714,396     Pool AE9959..................................................      5.00%        03/01/41            773,661
          36,505     Pool AH0057..................................................      4.50%        02/01/41             38,693
         526,971     Pool AH0943..................................................      4.00%        12/01/40            547,605
         814,763     Pool AH0979..................................................      3.50%        01/01/41            822,459
         413,905     Pool AH1089..................................................      4.00%        11/01/40            431,025
         165,510     Pool AH1141..................................................      4.50%        12/01/40            175,450
         195,356     Pool AH4404..................................................      4.00%        01/01/41            202,288
         408,332     Pool AH7192..................................................      5.00%        02/01/41            430,616
         126,397     Pool AH7204..................................................      4.00%        03/01/41            130,882
          56,333     Pool AH8090..................................................      4.50%        06/01/41             59,676
         255,490     Pool AH8871..................................................      5.00%        04/01/41            269,436
          36,620     Pool AH9677..................................................      5.00%        04/01/41             38,619
          60,279     Pool AI1190..................................................      4.50%        04/01/41             63,900
         144,241     Pool AI1191..................................................      4.50%        04/01/41            152,878
          84,427     Pool AI1969..................................................      4.50%        05/01/41             89,515


                        See Notes to Financial Statements                Page 31


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        540,206     Pool AI4268..................................................      5.00%        06/01/41    $       581,347
      15,119,592     Pool AI5614..................................................      5.00%        07/01/41         16,271,125
         319,523     Pool AI6093..................................................      4.50%        06/01/31            335,375
          97,466     Pool AI6503..................................................      5.00%        11/01/39            103,231
          44,180     Pool AI6581..................................................      4.50%        07/01/41             46,822
          32,415     Pool AI7800..................................................      4.50%        07/01/41             34,351
         570,538     Pool AI8448..................................................      4.50%        08/01/41            604,719
         219,412     Pool AI8779..................................................      4.00%        11/01/41            227,199
         399,169     Pool AI9114..................................................      4.00%        06/01/42            416,142
       2,091,196     Pool AI9124..................................................      4.00%        08/01/42          2,180,116
       1,372,924     Pool AI9158..................................................      6.50%        01/01/41          1,595,927
       2,724,595     Pool AJ2311..................................................      5.00%        10/01/41          2,915,650
          31,183     Pool AJ4756..................................................      4.00%        10/01/41             32,664
          40,407     Pool AJ5301..................................................      4.00%        11/01/41             41,990
          43,359     Pool AJ5424..................................................      4.00%        11/01/41             45,433
          26,634     Pool AJ5736..................................................      4.00%        12/01/41             27,889
          32,202     Pool AJ6061..................................................      4.00%        12/01/41             33,742
          34,639     Pool AJ7538..................................................      4.00%        01/01/42             36,296
          48,038     Pool AJ8104..................................................      4.00%        12/01/41             50,336
          20,233     Pool AJ8203..................................................      4.50%        01/01/42             21,443
          34,113     Pool AJ8341..................................................      4.00%        12/01/41             35,745
          30,563     Pool AJ8369..................................................      4.00%        01/01/42             32,014
          47,457     Pool AJ8436..................................................      4.00%        12/01/41             49,727
          28,424     Pool AJ9162..................................................      4.00%        01/01/42             29,784
       1,124,016     Pool AJ9332..................................................      4.00%        01/01/42          1,170,839
          98,979     Pool AJ9333..................................................      4.00%        01/01/42            102,858
          52,386     Pool AK0543..................................................      4.00%        01/01/42             54,893
       1,743,396     Pool AK0765..................................................      4.00%        03/01/42          1,799,920
          39,498     Pool AK1827..................................................      4.00%        01/01/42             41,387
         815,892     Pool AK3103..................................................      4.00%        02/01/42            847,868
         273,771     Pool AK4520..................................................      4.00%        03/01/42            283,486
         217,896     Pool AK5555..................................................      4.00%        04/01/42            225,623
          22,058     Pool AL0147..................................................      4.00%        04/01/41             22,875
         157,474     Pool AL0212..................................................      5.50%        02/01/38            173,456
         356,766     Pool AL0241..................................................      4.00%        04/01/41            369,426
          79,665     Pool AL0399..................................................      6.00%        08/01/24             82,235
          36,369     Pool AL0446..................................................      6.00%        05/01/24             37,655
         460,189     Pool AL0677..................................................      5.00%        07/01/41            495,236
          52,909     Pool AL0815..................................................      4.00%        09/01/41             55,435
          34,790     Pool AL1195..................................................      6.00%        09/01/23             36,026
         716,329     Pool AL1850..................................................      5.50%        07/01/40            789,262
          50,047     Pool AL1948..................................................      4.00%        01/01/42             52,132
          61,021     Pool AL1953..................................................      4.50%        01/01/27             62,858
         133,945     Pool AL2142..................................................      6.50%        09/01/38            153,553
       1,352,266     Pool AL2392..................................................      3.50%        08/01/42          1,375,624
         685,162     Pool AL2551..................................................      3.50%        10/01/42            698,037
         277,571     Pool AL2589..................................................      5.50%        05/01/25            285,202
         110,188     Pool AL2892..................................................      3.50%        12/01/42            112,091
         861,204     Pool AL3093..................................................      3.50%        02/01/43            878,075
          31,320     Pool AL3154..................................................      3.00%        02/01/43             31,123
         120,199     Pool AL3484..................................................      4.50%        10/01/42            127,383


Page 32                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      3,151,524     Pool AL4703..................................................      3.50%        12/01/28    $     3,203,391
      10,848,569     Pool AL4741..................................................      4.50%        01/01/44         11,399,416
          50,954     Pool AL4962..................................................      6.00%        05/01/24             53,196
       1,395,253     Pool AL5315..................................................      4.00%        06/01/42          1,449,871
         202,126     Pool AL5616..................................................      5.50%        09/01/41            221,417
       1,054,043     Pool AL5760..................................................      4.00%        09/01/43          1,097,813
         733,376     Pool AL5890..................................................      4.50%        03/01/43            781,619
         642,909     Pool AL6031..................................................      4.00%        10/01/44            669,777
          69,654     Pool AL6057..................................................      6.00%        08/01/24             70,779
         121,448     Pool AL6449..................................................      4.50%        01/01/27            124,999
       4,267,242     Pool AL6513..................................................      5.00%        07/01/44          4,555,736
       5,975,971     Pool AL6536..................................................      4.50%        03/01/45          6,296,895
         705,072     Pool AL6948..................................................      5.00%        09/01/25            722,888
         160,408     Pool AL7046..................................................      3.50%        06/01/45            163,427
      11,690,186     Pool AL7162, 12 Mo. LIBOR + 1.72% (a)........................      3.57%        09/01/42         12,058,003
         455,206     Pool AL7231..................................................      3.50%        08/01/45            463,771
         448,574     Pool AL7306..................................................      4.50%        09/01/42            475,496
         726,395     Pool AL7449..................................................      8.50%        12/01/37            864,244
       1,055,858     Pool AL7637..................................................      5.00%        01/01/42          1,117,745
       2,837,422     Pool AL7905..................................................      4.50%        03/01/34          2,960,592
         194,256     Pool AL8139..................................................      4.00%        02/01/32            199,520
       1,393,133     Pool AL8174..................................................      3.50%        02/01/46          1,416,112
      13,758,145     Pool AL8263..................................................      4.50%        02/01/44         14,455,596
         113,385     Pool AL8353..................................................      3.50%        08/01/44            115,515
      14,077,322     Pool AL8640, 12 Mo. LIBOR + 1.80% (a)........................      4.74%        12/01/41         14,687,557
       1,390,361     Pool AL8743..................................................      4.50%        06/01/46          1,468,232
         681,796     Pool AL9143..................................................      3.50%        09/01/36            695,646
         225,383     Pool AL9226..................................................      5.50%        12/01/41            251,789
       2,189,041     Pool AL9777..................................................      4.50%        01/01/47          2,304,436
          71,020     Pool AO2976..................................................      3.50%        05/01/42             72,247
       7,164,775     Pool AO3529..................................................      4.00%        06/01/42          7,400,979
       2,617,508     Pool AO5527..................................................      4.00%        07/01/42          2,704,221
       2,012,914     Pool AO8106..................................................      4.00%        08/01/42          2,079,659
         747,113     Pool AO8167..................................................      4.00%        09/01/42            771,756
         275,011     Pool AP0495..................................................      3.50%        08/01/42            279,762
         210,335     Pool AP1197..................................................      3.50%        09/01/42            213,968
       1,660,474     Pool AP2109..................................................      4.00%        08/01/32          1,721,538
         137,662     Pool AP5113..................................................      4.00%        09/01/42            143,398
         452,238     Pool AP7963..................................................      4.00%        09/01/42            472,619
       2,983,617     Pool AQ0411..................................................      3.50%        10/01/42          3,035,153
       1,252,384     Pool AQ0535..................................................      3.00%        11/01/42          1,244,501
         970,211     Pool AQ1534..................................................      3.50%        10/01/32            987,187
       1,464,104     Pool AQ1584..................................................      4.00%        11/01/42          1,534,158
         846,864     Pool AQ1607..................................................      3.50%        11/01/32            861,659
         638,263     Pool AQ3310..................................................      4.00%        11/01/42            659,427
       2,053,351     Pool AQ4086..................................................      4.00%        06/01/43          2,121,349
          84,547     Pool AQ9715..................................................      3.00%        01/01/43             84,015
         564,727     Pool AQ9999..................................................      3.00%        02/01/43            561,169
       2,798,565     Pool AR7582..................................................      3.50%        03/01/33          2,847,766
         420,533     Pool AR7961..................................................      3.50%        03/01/33            427,881
          19,519     Pool AS0225..................................................      4.00%        08/01/43             20,272


                        See Notes to Financial Statements                Page 33


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      5,201,978     Pool AS1719..................................................      5.00%        02/01/44    $     5,635,012
         635,306     Pool AS5236..................................................      4.00%        05/01/45            658,269
       1,575,566     Pool AS5515..................................................      3.50%        06/01/30          1,612,424
         370,255     Pool AS5635..................................................      3.00%        08/01/45            368,309
       1,158,549     Pool AS7211..................................................      3.00%        04/01/46          1,146,208
       2,035,139     Pool AS7537..................................................      3.00%        07/01/46          2,022,325
       5,618,100     Pool AS8310..................................................      3.00%        11/01/46          5,582,726
       1,308,007     Pool AS9244..................................................      4.50%        08/01/39          1,374,329
         910,328     Pool AS9990..................................................      4.50%        07/01/47            952,088
         318,219     Pool AS9994..................................................      4.50%        04/01/47            332,819
         169,098     Pool AT0332..................................................      3.00%        04/01/43            168,029
         831,562     Pool AT1747..................................................      3.00%        04/01/43            826,335
         807,498     Pool AT3892..................................................      3.00%        06/01/43            802,296
         481,278     Pool AT4180..................................................      3.50%        05/01/33            489,744
         155,715     Pool AT5915..................................................      4.00%        06/01/43            160,814
         875,526     Pool AT6303..................................................      4.00%        06/01/43            917,379
          57,114     Pool AT6306..................................................      4.00%        06/01/43             59,678
          61,113     Pool AT9657..................................................      4.00%        07/01/43             63,488
         263,513     Pool AU3751..................................................      4.00%        08/01/43            273,834
          59,563     Pool AU4386..................................................      4.00%        10/01/43             61,896
         182,827     Pool AU5787..................................................      4.50%        09/01/43            193,828
         793,983     Pool AU6278..................................................      5.00%        11/01/43            852,548
         142,232     Pool AU6743..................................................      4.00%        10/01/43            147,803
          31,534     Pool AW7401..................................................      5.00%        09/01/40             33,514
         243,276     Pool AX5312..................................................      4.00%        01/01/42            252,800
         363,023     Pool AX5443..................................................      5.00%        11/01/44            382,768
         289,477     Pool AY0013..................................................      4.50%        01/01/45            304,760
         925,251     Pool BA4113..................................................      3.00%        04/01/46            916,703
         440,831     Pool BC4490..................................................      5.00%        05/01/39            472,965
       3,411,627     Pool BD4509, 12 Mo. LIBOR + 1.69% (a)........................      2.66%        01/01/44          3,498,760
       8,354,308     Pool BD4533, 12 Mo. LIBOR + 1.66% (a)........................      2.19%        09/01/44          8,636,681
         594,114     Pool BD8660, 1 Yr. Constant Maturity Treasury Rate +
                        1.67% (a).................................................      2.43%        12/01/45            596,929
      19,619,630     Pool BE2973..................................................      4.00%        01/01/47         20,309,836
         996,684     Pool BE3631..................................................      4.50%        05/01/47          1,042,360
       4,102,322     Pool BH2633..................................................      5.00%        08/01/47          4,410,806
          51,550     Pool BH9428..................................................      4.50%        09/01/47             53,907
         148,557     Pool BJ5732..................................................      5.00%        04/01/48            156,690
         249,681     Pool BJ6232..................................................      5.00%        04/01/48            263,451
          22,943     Pool BJ6234..................................................      5.00%        05/01/48             24,191
         710,073     Pool BJ7573..................................................      5.00%        12/01/48            749,176
       1,405,211     Pool BJ9100..................................................      4.50%        02/01/48          1,505,117
       1,184,558     Pool BJ9111..................................................      4.50%        03/01/48          1,269,091
       2,008,273     Pool BJ9124..................................................      4.50%        04/01/48          2,151,572
       1,266,624     Pool BJ9258..................................................      5.00%        06/01/48          1,335,518
          38,829     Pool BK0916..................................................      5.00%        07/01/48             40,941
         838,004     Pool BK1163..................................................      5.00%        06/01/48            884,484
         319,508     Pool BK2023..................................................      5.00%        04/01/48            336,983
      11,502,357     Pool BK4769..................................................      5.00%        08/01/48         12,127,985
         880,689     Pool BK4851..................................................      5.00%        05/01/48            928,591
       1,231,866     Pool BK4933..................................................      5.00%        06/01/48          1,298,869


Page 34                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        919,249     Pool BK5211..................................................      5.00%        08/01/48    $       970,235
         108,744     Pool BK5722..................................................      5.00%        05/01/48            114,676
         368,113     Pool BK7094..................................................      5.00%        06/01/48            388,177
          35,914     Pool BK7173..................................................      5.00%        06/01/48             37,868
      16,802,095     Pool BK7797..................................................      5.00%        07/01/48         17,716,793
       5,397,049     Pool BK8723..................................................      5.00%        09/01/48          5,762,668
       9,419,791     Pool BK8883..................................................      5.00%        09/01/48         10,077,773
          19,976     Pool BK8919..................................................      5.00%        07/01/48             21,068
       7,548,597     Pool BK9563..................................................      4.50%        12/01/48          7,924,991
      11,827,117     Pool BK9599..................................................      5.00%        08/01/48         12,479,428
       2,060,283     Pool BM3013, 12 Mo. LIBOR + 1.54% (a)........................      4.24%        07/01/44          2,113,666
      21,883,403     Pool BM3076..................................................      4.50%        07/01/47         22,919,769
       9,919,727     Pool BM3625..................................................      3.00%        03/01/48          9,825,837
      28,609,040     Pool BM3980, 12 Mo. LIBOR + 1.78% (a)........................      4.60%        02/01/43         29,764,367
       2,147,312     Pool BM4644..................................................      5.00%        09/01/48          2,265,228
      31,802,462     Pool BM5039..................................................      4.50%        12/01/48         33,498,076
       7,039,718     Pool BN0948..................................................      4.50%        11/01/48          7,351,772
       1,078,890     Pool BN1027..................................................      5.50%        03/01/49          1,188,974
       2,133,510     Pool BN1361..................................................      5.00%        09/01/48          2,277,342
       7,089,923     Pool CA0843..................................................      3.00%        12/01/47          7,033,192
      20,058,682     Pool CA1576..................................................      5.00%        01/01/48         21,149,699
      10,895,149     Pool CA1917..................................................      5.00%        06/01/48         11,759,705
         340,950     Pool CA2317..................................................      5.00%        06/01/48            359,494
         700,163     Pool CA2505..................................................      5.00%        07/01/48            738,246
       3,167,135     Pool CA2520..................................................      4.00%        10/01/33          3,263,805
          28,040     Pool CA2652..................................................      5.00%        11/01/48             29,587
       2,975,608     Pool CA2653..................................................      5.00%        08/01/48          3,137,455
         124,292     Pool MA0096..................................................      4.50%        06/01/29            129,719
           4,626     Pool MA0293..................................................      4.50%        01/01/30              4,830
          73,443     Pool MA0295..................................................      5.00%        01/01/30             77,478
          68,792     Pool MA0353..................................................      4.50%        03/01/30             71,821
       1,830,331     Pool MA0443..................................................      5.00%        05/01/30          1,930,963
          76,055     Pool MA0444..................................................      5.00%        06/01/40             81,353
         336,700     Pool MA0575..................................................      4.50%        11/01/30            353,336
         334,499     Pool MA0633..................................................      5.00%        01/01/41            357,931
           8,370     Pool MA0777..................................................      5.00%        06/01/31              8,831
         668,397     Pool MA1125..................................................      4.00%        07/01/42            690,436
       2,157,205     Pool MA1217..................................................      4.00%        10/01/42          2,228,388
          62,659     Pool MA1222..................................................      4.00%        10/01/32             65,263
         112,083     Pool MA1228..................................................      3.00%        09/01/42            111,378
         731,728     Pool MA1510..................................................      4.00%        07/01/43            755,902
         112,556     Pool MA1591..................................................      4.50%        09/01/43            118,271
      23,441,034     Pool MA1629..................................................      4.50%        10/01/43         24,634,262
         667,052     Pool MA1664..................................................      4.50%        11/01/43            700,935
         478,689     Pool MA1711..................................................      4.50%        12/01/43            502,995
         969,005     Pool MA1866..................................................      4.50%        04/01/44          1,018,338
         814,745     Pool MA1900..................................................      4.50%        04/01/44            856,204
         949,306     Pool MA2024..................................................      4.00%        07/01/29            978,093
       1,361,264     Pool MA2099..................................................      3.50%        11/01/29          1,393,246
         565,465     Pool MA2454..................................................      3.50%        09/01/30            578,807
          12,769     Pool MA2509..................................................      3.00%        01/01/46             12,538


                        See Notes to Financial Statements                Page 35


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      2,258,396     Pool MA2695..................................................      4.00%        07/01/46    $     2,333,210
       2,707,011     Pool MA2916..................................................      4.00%        02/01/47          2,794,657
         748,736     Pool MA3101..................................................      4.50%        08/01/47            783,724
         327,009     Pool MA3123..................................................      5.00%        08/01/47            345,219
       1,091,516     Pool MA3205..................................................      5.00%        10/01/47          1,151,492
         499,359     Pool MA3301..................................................      5.00%        02/01/48            526,520
       1,801,597     Pool MA3348..................................................      5.00%        04/01/48          1,900,966
       2,189,638     Pool MA3422..................................................      5.00%        07/01/48          2,308,735
      25,000,000     Pool TBA (g).................................................      5.00%        06/15/34         26,336,426
      85,000,000     Pool TBA (g).................................................      5.00%        05/15/41         89,600,294
      85,000,000     Pool TBA.....................................................      3.00%        05/15/43         84,005,567
                  Government National Mortgage Association
         113,618     Pool 3149....................................................      6.00%        10/20/31            125,454
          72,211     Pool 3172....................................................      6.00%        12/20/31             80,263
          77,463     Pool 3227....................................................      6.00%        04/20/32             86,396
         594,638     Pool 3345....................................................      5.00%        02/20/33            641,055
         185,974     Pool 3389....................................................      5.00%        05/20/33            198,789
          31,236     Pool 3390....................................................      5.50%        05/20/33             34,231
         892,433     Pool 3428....................................................      5.00%        08/20/33            956,958
          77,325     Pool 3442....................................................      5.00%        09/20/33             82,680
          32,099     Pool 3459....................................................      5.50%        10/20/33             35,165
          15,988     Pool 3474....................................................      6.00%        11/20/33             18,123
         115,009     Pool 3487....................................................      5.00%        12/20/33            122,940
         556,582     Pool 3529....................................................      5.00%        03/20/34            595,228
          82,601     Pool 3555....................................................      5.00%        05/20/34             88,340
         123,954     Pool 3596....................................................      5.50%        08/20/34            135,870
         108,452     Pool 3786....................................................      5.50%        11/20/35            118,844
          76,439     Pool 3807....................................................      5.50%        01/20/36             83,782
         542,614     Pool 4029....................................................      6.50%        09/20/37            628,159
         463,005     Pool 4251....................................................      5.50%        10/20/23            480,106
         226,597     Pool 455986..................................................      5.25%        07/15/25            240,890
         219,154     Pool 487108..................................................      6.00%        04/15/29            243,068
          76,649     Pool 553144..................................................      5.50%        04/15/33             84,693
          27,632     Pool 589331..................................................      6.00%        10/15/22             28,380
         228,332     Pool 604338..................................................      5.00%        05/15/33            245,053
         190,324     Pool 604897..................................................      5.00%        12/15/33            204,242
         211,528     Pool 605389..................................................      5.00%        04/15/34            227,016
         380,561     Pool 615403..................................................      4.50%        08/15/33            403,551
          20,137     Pool 627123..................................................      5.50%        03/15/34             22,263
         127,819     Pool 638704..................................................      5.50%        11/15/36            140,648
         259,099     Pool 653143..................................................      4.90%        04/15/36            272,488
         351,473     Pool 658324..................................................      5.50%        03/15/37            378,946
         299,415     Pool 677190..................................................      5.00%        06/15/38            321,158
          32,246     Pool 687833..................................................      6.00%        08/15/38             35,667
          56,344     Pool 706840..................................................      4.50%        05/15/40             59,724
         209,615     Pool 706855..................................................      4.50%        09/15/40            222,184
         406,002     Pool 711483..................................................      4.00%        01/15/40            421,298
         165,993     Pool 711543..................................................      4.00%        11/15/40            172,241
       1,114,611     Pool 711563..................................................      4.50%        03/15/41          1,181,208
      10,495,696     Pool 720225..................................................      4.50%        07/15/39         11,135,790
         556,564     Pool 723216..................................................      4.50%        08/15/40            589,177


Page 36                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        124,374     Pool 723248..................................................      5.00%        10/15/39    $       133,315
         465,430     Pool 724230..................................................      5.00%        08/15/39            498,994
         140,104     Pool 724267..................................................      5.00%        09/15/39            150,214
         384,172     Pool 724340..................................................      4.50%        09/15/39            407,610
         138,570     Pool 725272..................................................      4.50%        11/15/39            145,145
          97,879     Pool 726394..................................................      4.50%        10/15/39            103,816
          70,256     Pool 728921..................................................      4.50%        12/15/24             72,437
         371,042     Pool 733595..................................................      4.50%        04/15/40            393,686
         189,175     Pool 733733..................................................      5.00%        06/15/40            202,807
       1,133,788     Pool 736317..................................................      4.25%        06/20/36          1,187,423
         196,697     Pool 736617..................................................      4.00%        12/15/35            204,059
       1,685,021     Pool 737673..................................................      4.50%        11/15/40          1,781,604
         359,879     Pool 737996..................................................      4.00%        02/15/41            374,289
         119,057     Pool 739341..................................................      3.50%        10/15/41            121,685
         300,460     Pool 743673..................................................      4.50%        07/15/40            319,471
         553,192     Pool 745478..................................................      5.00%        08/20/40            581,294
       1,028,216     Pool 748939..................................................      4.00%        09/20/40          1,066,017
         158,241     Pool 754384..................................................      4.50%        03/20/42            164,745
         828,507     Pool 762905..................................................      4.50%        04/15/41            876,638
       2,237,155     Pool 769102..................................................      4.50%        07/20/41          2,348,658
         262,508     Pool 781623..................................................      5.00%        06/15/33            281,715
          92,319     Pool 781697..................................................      6.00%        11/15/33            104,093
           5,666     Pool 781783..................................................      5.50%        08/15/19              5,666
         454,819     Pool 781824..................................................      5.50%        11/15/34            502,437
          19,670     Pool 781862..................................................      5.50%        01/15/35             21,746
          94,705     Pool 782070..................................................      7.00%        06/15/32            104,618
         196,250     Pool 782133..................................................      6.00%        01/15/22            201,192
         199,835     Pool 782259..................................................      5.00%        02/15/36            214,459
         105,172     Pool 782810..................................................      4.50%        11/15/39            110,818
       1,710,494     Pool 783009..................................................      6.10%        12/20/33          1,897,116
         168,755     Pool 783091..................................................      5.50%        06/15/40            183,661
          95,890     Pool 783220..................................................      5.50%        09/15/24             99,670
         291,992     Pool 783375..................................................      5.00%        08/15/41            313,106
      20,059,452     Pool 783590..................................................      4.50%        06/20/41         21,103,400
         418,020     Pool 783760..................................................      5.00%        02/15/42            448,310
       8,200,711     Pool 784063..................................................      5.00%        09/20/45          8,731,445
         346,619     Pool 784343..................................................      5.00%        02/15/41            371,723
       5,118,788     Pool 784573..................................................      5.00%        12/15/43          5,474,344
       7,034,639     Pool AC0197..................................................      4.00%        12/20/42          7,252,456
         626,237     Pool AD0026..................................................      3.50%        06/20/33            643,854
         144,881     Pool AD0856..................................................      3.75%        08/20/33            149,019
         102,654     Pool AG8899..................................................      4.00%        12/20/43            106,068
       2,171,387     Pool AI6317..................................................      4.50%        06/20/44          2,260,640
         729,985     Pool AK2389..................................................      4.50%        11/20/44            758,456
         767,685     Pool AN4469..................................................      5.00%        12/15/40            822,078
         728,711     Pool AR8421..................................................      5.00%        10/20/41            761,476
       1,962,925     Pool BB1216..................................................      4.50%        06/20/47          2,075,303
       1,355,371     Pool BB4731..................................................      4.00%        07/20/47          1,399,901
       1,072,379     Pool BB4757..................................................      4.00%        08/20/47          1,112,596
         893,659     Pool BB4769..................................................      4.00%        08/20/47            927,246
         992,008     Pool BD0483..................................................      4.50%        11/20/47          1,043,058


                        See Notes to Financial Statements                Page 37


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        920,662     Pool BF0415..................................................      5.00%        06/20/35    $       969,455
         263,422     Pool MA1017..................................................      6.00%        05/20/43            292,063
         140,647     Pool MA1162..................................................      6.00%        07/20/43            157,684
         373,656     Pool MA2077..................................................      5.50%        07/20/44            409,555
          64,776     Pool MA2215..................................................      3.50%        09/20/44             65,483
         213,294     Pool MA2683..................................................      6.00%        03/20/45            233,479
         214,346     Pool MA2759..................................................      6.00%        01/20/45            230,714
         590,334     Pool MA2829..................................................      5.00%        05/20/45            631,168
          90,691     Pool MA2897..................................................      6.00%        03/20/45            100,494
         489,992     Pool MA2966..................................................      6.00%        09/20/39            550,049
         406,926     Pool MA3249..................................................      6.00%        04/20/40            445,435
          82,216     Pool MA3380..................................................      5.50%        01/20/46             90,129
         771,057     Pool MA3459..................................................      6.00%        08/20/39            833,723
         547,002     Pool MA3525..................................................      5.50%        03/20/46            596,981
         524,850     Pool MA3941..................................................      5.50%        09/20/46            575,349
       1,156,830     Pool MA4076..................................................      7.00%        01/20/39          1,313,391
      10,000,000     Pool TBA (g).................................................      4.50%        05/19/39         10,370,117
                                                                                                                 ---------------
                                                                                                                   1,132,383,406
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................    1,948,655,928
                  (Cost $1,943,135,259)                                                                          ---------------

MORTGAGE-BACKED SECURITIES -- 9.5%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
                  Adjustable Rate Mortgage Trust
         454,079     Series 2005-5, Class 6A21, 1 Mo. LIBOR + 0.23% (a)...........      2.71%        09/25/35            454,999
                  Alternative Loan Trust
          86,232     Series 2003-J3, Class 2A1....................................      6.25%        12/25/33             88,683
             415     Series 2004-J8, Class 4A1....................................      6.00%        02/25/17                429
                  American Home Mortgage Investment Trust
           4,088     Series 2004-3, Class 6A1.....................................      5.32%        10/25/34              4,130
                  Banc of America Funding Corp.
          34,222     Series 2008-R2, Class 1A2 (f)................................      6.00%        09/25/37             34,820
                  Banc of America Funding Trust
           1,924     Series 2005-2, Class 2A4.....................................      5.75%        04/25/35              2,090
                  Banc of America Mortgage Trust
          34,848     Series 2005-11, Class 2A1....................................      5.25%        12/25/20             34,808
         532,952     Series 2005-A, Class 2A2 (c).................................      4.51%        02/25/35            537,647
                  BCAP LLC Trust
          54,606     Series 2009-RR5, Class 8A1 (f)...............................      5.50%        11/26/34             56,138
          42,589     Series 2011-R11, Class 20A5 (c) (f)..........................      4.60%        03/26/35             42,924
                  CHL Mortgage Pass-Through Trust
          66,000     Series 2004-8, Class 1A7.....................................      5.75%        07/25/34             69,805
          30,896     Series 2004-8, Class 2A1.....................................      4.50%        06/25/19             31,241
              37     Series 2004-J1, Class 2A1....................................      4.75%        01/25/19                 37
                  Citigroup Global Markets Mortgage Securities VII, Inc.
             259     Series 2003-UP2, Class PO1, PO...............................       (b)         12/25/18                226
                  Citigroup Mortgage Loan Trust
           8,906     Series 2003-1, Class WA2.....................................      6.50%        06/25/31              9,090
                  COLT Mortgage Loan Trust
         691,823     Series 2016-2, Class A1 (f)..................................      2.75%        09/25/46            691,006


Page 38                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  COLT Mortgage Loan Trust (Continued)
$      1,859,284     Series 2017-1, Class A1 (f)..................................      2.61%        05/27/47    $     1,854,174
       1,600,511     Series 2017-1, Class A2 (f)..................................      2.82%        05/27/47          1,595,680
         202,563     Series 2018-1, Class A3 (f)..................................      3.08%        02/25/48            202,407
       3,653,563     Series 2018-2, Class A1 (f)..................................      3.47%        07/27/48          3,664,319
       2,453,407     Series 2018-3, Class A1 (f)..................................      3.69%        10/26/48          2,472,829
                  Credit Suisse First Boston Mortgage Securities Corp.
           4,809     Series 2003-11, Class 1A39...................................      5.25%        06/25/33              4,858
          23,339     Series 2003-AR18, Class 2A3 (c)..............................      4.09%        07/25/33             23,643
           7,469     Series 2004-AR8, Class 2A1 (c)...............................      4.30%        09/25/34              7,515
         100,043     Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)............      2.78%        07/25/35             97,296
           3,000     Series 2005-7, Class 1A5.....................................      5.15%        08/25/35              3,074
                  Credit Suisse Mortgage Capital Certificates
         167,117     Series 2009-12R, Class 6A1 (f)...............................      6.00%        05/27/37            169,834
         194,959     Series 2009-12R, Class 15A1 (f)..............................      6.00%        05/27/36            196,544
                  CSFB Mortgage-Backed Pass-Through Certificates
          33,879     Series 2004-AR4, Class 5A2, 1 Mo. LIBOR + 0.74% (a)..........      3.22%        05/25/34             33,827
                  CSFB Mortgage-Backed Trust
           2,279     Series 2004-7, Class 6A1.....................................      5.25%        10/25/19              2,305
                  CSMC
         192,994     Series 2010-9R, Class 30A4, 1 Mo. LIBOR + 0.45% (a) (f)......      2.94%        10/27/36            193,495
       9,430,635     Series 2014-WIN1, Class 1A1 (f)..............................      3.00%        08/25/29          9,414,223
       2,871,096     Series 2017-HL1, Class A3 (f)................................      3.50%        06/25/47          2,876,577
                  Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
           6,774     Series 2005-3, Class 1A1 (c).................................      3.36%        06/25/20              6,675
                  Galton Funding Mortgage Trust
       7,602,026     Series 2018-1, Class A43 (f).................................      3.50%        11/25/57          7,637,038
      12,146,569     Series 2018-2, Class A41 (f).................................      4.50%        10/25/58         12,362,294
                  GMACM Mortgage Loan Trust
             892     Series 2003-J10, Class A1....................................      4.75%        01/25/19                905
                  GSMSC Pass-Through Trust
           4,757     Series 2009-3R, Class 2A1 (c) (f)............................      4.42%        07/25/35              4,770
                  GSR Mortgage Loan Trust
          31,815     Series 2004-8F, Class 2A3....................................      6.00%        09/25/34             32,898
         364,457     Series 2004-12, Class 3A6 (c)................................      4.44%        12/25/34            369,860
                  Impac CMB Trust
          38,746     Series 2003-4, Class 1A1, 1 Mo. LIBOR + 0.64% (a)............      3.12%        10/25/33             38,617
         582,330     Series 2004-6, Class M3, 1 Mo. LIBOR + 1.05% (a).............      3.53%        10/25/34            558,179
                  JP Morgan Resecuritization Trust
          92,678     Series 2009-7, Class 2A1 (f).................................      6.00%        02/27/37             92,662
         136,257     Series 2009-7, Class 11A1 (c) (f)............................      4.06%        09/27/36            138,392
         501,049     Series 2009-7, Class 17A1 (c) (f)............................      5.43%        07/27/37            504,128
                  JPMorgan Mortgage Trust
           3,364     Series 2004-S1, Class 1A2....................................      4.50%        09/25/34              3,364
          18,329     Series 2004-S2, Class 5A1....................................      5.50%        12/25/19             17,212
      17,064,370     Series 2014-5, Class A1 (f)..................................      2.98%        10/25/29         17,007,039
       3,938,944     Series 2014-5, Class A2 (f)..................................      2.50%        10/25/29          3,901,348
         132,546     Series 2014-IVR3, Class 2A1 (c) (f)..........................      3.00%        09/25/44            132,883
       3,073,519     Series 2015-3, Class A5 (f)..................................      3.50%        05/25/45          3,096,537
       1,792,236     Series 2016-1, Class A5 (f)..................................      3.50%        05/25/46          1,805,658
       1,739,900     Series 2016-3, Class 1A3 (f).................................      3.50%        10/25/46          1,750,843
      10,051,088     Series 2019-2, Class A11, 1 Mo. LIBOR + 0.95% (a) (f)........      3.45%        08/25/49         10,090,809


                        See Notes to Financial Statements                Page 39


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  JPMorgan Mortgage Trust (Continued)
$     20,000,000     Series 2019-3, Class A11, 1 Mo. LIBOR + 0.95% (a) (f)........      3.43%        09/25/49    $    20,037,500
                  MASTR Alternative Loan Trust
               1     Series 2004-5, Class 4A1.....................................      5.50%        07/25/19                  1
              32     Series 2004-8, Class 7A1.....................................      5.00%        09/25/19                 32
           5,612     Series 2004-13, Class 8A1....................................      5.50%        01/25/25              5,671
                  MASTR Asset Securitization Trust
         196,721     Series 2003-11, Class 7A5....................................      5.25%        12/25/33            200,388
         299,217     Series 2003-12, Class 1A1....................................      5.25%        12/25/24            302,850
          44,329     Series 2003-12, Class 1A2....................................      5.25%        12/25/24             43,836
          10,460     Series 2004-1, Class 30PO, PO................................       (b)         02/25/34              9,059
          20,591     Series 2004-3, Class 1A3.....................................      5.25%        03/25/24             20,688
                  MASTR Seasoned Securitization Trust
          67,765     Series 2005-1, Class 3A1 (c).................................      4.48%        10/25/32             68,542
           2,423     Series 2005-2, Class 3A1.....................................      6.00%        11/25/17              2,423
                  Merrill Lynch Mortgage Investors Trust MLCC
              27     Series 2003-H, Class A3A (c).................................      4.14%        01/25/29                 27
                  MetLife Securitization Trust
       5,278,805     Series 2018-1A, Class A (f)..................................      3.75%        03/25/57          5,364,633
       2,250,000     Series 2019-1A, Class A1A (f)................................      3.75%        04/25/58          2,290,853
                  Morgan Stanley Mortgage Loan Trust
       3,000,000     Series 2005-6AR, Class 1M1, 1 Mo. LIBOR + 0.46% (a)..........      2.94%        11/25/35          2,995,415
                  New Residential Mortgage Loan Trust
         891,649     Series 2014-2A, Class A3 (f).................................      3.75%        05/25/54            902,627
       7,608,156     Series 2015-2A, Class B1 (f).................................      4.50%        08/25/55          8,048,008
       9,135,782     Series 2016-1A, Class A1 (f).................................      3.75%        03/25/56          9,243,182
       1,487,402     Series 2017-5A, Class A1, 1 Mo. LIBOR + 1.50% (a) (f)........      3.98%        06/25/57          1,523,904
                  Nomura Asset Acceptance Corp. Alternative Loan Trust
          12,100     Series 2004-AP3, Class A6....................................      5.29%        10/25/34             12,389
           7,623     Series 2005-WF1, Class 2A5, steps up to 5.66% after
                        Redemption Date (h).......................................      5.16%        03/25/35              7,903
                  Oaks Mortgage Trust
      17,566,478     Series 2015-2, Class A8 (f)..................................      3.50%        10/25/45         17,647,540
                  OBX Trust
       1,705,414     Series 2018-EXP1, Class 1A3 (f)..............................      4.00%        04/25/48          1,726,231
       3,088,847     Series 2018-EXP2, Class 1A1 (f)..............................      4.00%        11/25/48          3,128,082
                  Prime Mortgage Trust
          39,865     Series 2004-2, Class A2......................................      4.75%        11/25/19             39,810
          93,109     Series 2004-2, Class A6......................................      5.00%        11/25/19             94,373
                  RBSSP Resecuritization Trust
         422,524     Series 2009-6, Class 9A4, 1 Mo. LIBOR + 0.45% (a) (f)........      2.94%        11/26/36            418,426
          23,783     Series 2009-6, Class 11A4, 1 Mo. LIBOR + 0.42% (a) (f).......      2.91%        08/26/36             23,778
          24,823     Series 2009-12, Class 15A1 (c) (f)...........................      4.24%        10/26/35             25,178
                  Residential Accredit Loans, Inc.
           5,380     Series 2003-QS20, Class CB...................................      5.00%        11/25/18              5,376
                  Residential Asset Securitization Trust
             227     Series 2004-A3, Class A4.....................................      5.25%        06/25/34                228
                  RFMSI Trust
          16,353     Series 2005-S3, Class A1.....................................      4.75%        03/25/20             16,398
                  Sequoia Mortgage Trust
         539,782     Series 2000-4, Class A, 1 Mo. LIBOR + 0.72% (a)..............      3.21%        11/22/24            539,441


Page 40                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Sequoia Mortgage Trust (Continued)
$      4,284,911     Series 2018-CH2, Class A12 (f)...............................      4.00%        06/25/48    $     4,357,837
       5,356,493     Series 2018-CH3, Class A10 (f)...............................      4.50%        08/25/48          5,483,493
         757,765     Series 2018-CH3, Class A11 (f)...............................      4.00%        08/25/48            770,078
       3,975,496     Series 2018-CH4, Class A10 (f)...............................      4.50%        10/25/48          4,084,313
       5,760,584     Series 2019-1, Class A4 (f)..................................      4.00%        02/25/49          5,836,745
      14,056,432     Series 2019-CH1, Class A10 (f)...............................      4.50%        03/25/49         14,381,990
                  Structured Asset Securities Corp.
           2,666     Series 2004-4XS, Class A3A (i)...............................      5.22%        02/25/34              2,752
                  Structured Asset Securities Corp. Mortgage Loan Trust
          26,419     Series 2002-9, Class A2, 1 Mo. LIBOR + 0.60% (a).............      3.08%        10/25/27             26,292
                  Structured Asset Securities Corp. Mortgage Pass-Through
                     Certificates
          36,594     Series 2004-11XS, Class 1A6 (i)..............................      5.29%        06/25/34             37,419
          41,837     Series 2004-S3, Class M1, 1 Mo. LIBOR + 0.98% (a)............      3.45%        11/25/34             41,942
                  WaMu Mortgage Pass-Through Certificates Trust
          33,236     Series 2003-S3, Class 3A1....................................      5.50%        05/25/33             34,568
             239     Series 2004-CB2, Class 5A....................................      5.00%        07/25/19                239
             261     Series 2004-CB3, Class 3A....................................      5.50%        10/25/19                261
          12,899     Series 2004-RS1, Class A11...................................      5.50%        11/25/33             13,209
                  Wells Fargo Mortgage Backed Securities Trust
           4,433     Series 2004-K, Class 2A12 (c)................................      4.49%        07/25/34              4,614
          70,439     Series 2004-L, Class A8 (c)..................................      4.63%        07/25/34             73,696
         139,567     Series 2004-X, Class 1A1 (c).................................      4.83%        11/25/34            143,663
          53,085     Series 2005-2, Class 2A1.....................................      4.75%        04/25/20             53,404
         448,888     Series 2005-AR4, Class 1A3 (c)...............................      5.16%        04/25/35            462,133
          55,352     Series 2005-AR10, Class 2A2 (c)..............................      4.84%        06/25/35             57,661
          18,277     Series 2005-AR16, Class 4A2 (c)..............................      4.69%        10/25/35             18,264
          46,572     Series 2007-14, Class 2A2....................................      5.50%        10/25/22             47,383
      19,227,597     Series 2019-1, Class A7 (f)..................................      4.00%        11/25/48         19,585,957
                  WinWater Mortgage Loan Trust
       1,731,691     Series 2014-1, Class A4 (f)..................................      3.50%        06/20/44          1,748,413
       5,271,055     Series 2015-2, Class A5 (f)..................................      3.00%        02/20/45          5,295,402
         522,127     Series 2015-A, Class A5 (f)..................................      3.50%        06/20/45            523,993
       8,672,210     Series 2016-1, Class 2A3 (f).................................      3.00%        12/20/30          8,628,212
                                                                                                                 ---------------
                                                                                                                     230,881,509
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
                  DBCG Mortgage Trust
      10,000,000     Series 2017-BBG, Class A, 1 Mo. LIBOR + 0.70% (a) (f)........      3.17%        06/15/34          9,997,406
                  Morgan Stanley Capital Trust
       6,839,000     Series 2017-CLS, Class A, 1 Mo. LIBOR + 0.70% (a) (f)........      3.17%        11/15/34          6,838,316
       2,745,000     Series 2017-CLS, Class C, 1 Mo. LIBOR + 1.00% (a) (f)........      3.47%        11/15/34          2,733,599
                  Wells Fargo Re-REMIC Trust
       6,000,000     Series 2013-FRR1, Class AK16, PO (f).........................       (b)         12/27/43          5,446,687
                                                                                                                 ---------------
                                                                                                                      25,016,008
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................      255,897,517
                  (Cost $253,656,029)                                                                            ---------------


                        See Notes to Financial Statements                Page 41


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT BONDS AND NOTES -- 7.8%
$     10,000,000     U.S. Treasury Note...........................................      1.38%        07/31/19    $     9,973,508
      35,000,000     U.S. Treasury Note...........................................      1.50%        10/31/19         34,841,406
      40,000,000     U.S. Treasury Note...........................................      3.38%        11/15/19         40,194,530
       5,000,000     U.S. Treasury Note...........................................      1.38%        02/15/20          4,959,961
      20,000,000     U.S. Treasury Note...........................................      1.38%        02/29/20         19,828,906
      40,000,000     U.S. Treasury Note...........................................      2.25%        02/29/20         39,946,094
      10,000,000     U.S. Treasury Note...........................................      1.38%        03/31/20          9,906,641
      35,000,000     U.S. Treasury Note...........................................      2.25%        03/31/20         34,956,934
         200,000     U.S. Treasury Note...........................................      1.63%        06/30/20            198,301
      15,000,000     U.S. Treasury Note...........................................      1.38%        08/31/20         14,808,984
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................................      209,615,265
                  (Cost $209,135,638)                                                                            ---------------

ASSET-BACKED SECURITIES -- 5.3%
                  Aegis Asset Backed Securities Trust
       1,924,336     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.44% (a).............      2.93%        06/25/35          1,909,864
                  AFC Trust
           3,457     Series 1999-4, Class 3A, 1 Mo. LIBOR + 0.95% (a) (f).........      3.43%        12/26/29              3,470
                  Bear Stearns Asset-Backed Securities Trust
           5,914     Series 2002-1, Class 1A5.....................................      6.89%        12/25/34              5,972
          42,357     Series 2002-1, Class M1, 1 Mo. LIBOR + 1.20% (a).............      3.68%        12/25/34             42,509
                  Carrington Mortgage Loan Trust
       1,985,848     Series 2006-RFC1, Class A4, 1 Mo. LIBOR + 0.24% (a)..........      2.73%        03/25/36          1,980,803
                  CIT Home Equity Loan Trust
          10,787     Series 2003-1, Class A6 (i)..................................      4.56%        10/20/32             10,855
                  Citicorp Residential Mortgage Trust
          56,451     Series 2007-2, Class A6 (i)..................................      5.11%        06/25/37             57,326
                  Citigroup Global Markets Mortgage Securities VII, Inc.
           2,677     Series 1998-AQ1, Class A6....................................      6.63%        06/25/28              2,713
                  Countrywide Asset-Backed Certificates
      11,008,892     Series 2005-9, Class M1, 1 Mo. LIBOR + 0.52% (a).............      3.00%        01/25/36         11,057,789
                  Credit-Based Asset Servicing & Securitization LLC
      11,038,378     Series 2007-MX1, Class A3, steps up to 6.33% after
                        Redemption Date (f) (h)...................................      5.83%        12/25/36         11,321,887
                  FBR Securitization Trust
       3,383,866     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.75% (a).............      3.24%        09/25/35          3,392,380
                  Fieldstone Mortgage Investment Trust
       1,793,015     Series 2005-3, Class 2A2, 1 Mo. LIBOR + 0.52% (a)............      3.00%        02/25/36          1,766,012
                  First Alliance Mortgage Loan Trust
          43,869     Series 1999-1, Class A1......................................      7.18%        06/20/30             44,183
                  Fremont Home Loan Trust
       2,333,598     Series 2005-1, Class M4, 1 Mo. LIBOR + 1.02% (a).............      3.35%        06/25/35          2,344,744
         111,172     Series 2005-A, Class M2, 1 Mo. LIBOR + 0.69% (a).............      3.17%        01/25/35            111,472
                  GMACM Home Equity Loan Trust
          93,837     Series 2000-HE2, Class A1, 1 Mo. LIBOR + 0.44% (a)...........      2.92%        06/25/30             78,732
         192,071     Series 2004-HE1, Class A3, 1 Mo. LIBOR + 0.50% (a)...........      2.98%        06/25/34            188,124
                  Mill City Mortgage Loan Trust
         501,412     Series 2016-1, Class A1 (f)..................................      2.50%        04/25/57            496,225
       2,864,377     Series 2018-4, Class A1A (f).................................      3.50%        04/25/66          2,869,516
                  Morgan Stanley Dean Witter Capital I, Inc. Trust
           5,331     Series 2003-NC2, Class M2, 1 Mo. LIBOR + 3.00% (a)...........      5.48%        02/25/33              5,542


Page 42                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)
                  New Century Home Equity Loan Trust
$         25,303     Series 2003-5, Class AI7.....................................      5.06%        11/25/33    $        25,873
                  Park Place Securities, Inc. Asset-Backed Pass-Through
                     Certificates
       4,243,326     Series 2004-WCW2, Class M2, 1 Mo. LIBOR + 0.98% (a)..........      3.45%        10/25/34          4,266,944
                  RASC Trust
           1,803     Series 2004-KS1, Class AI6...................................      4.27%        02/25/34              1,808
                  RCO Mortgage LLC
       4,184,084     Series 2018-1, Class A1, steps up 05/25/21 to 7.00% (f) (h)..      4.00%        05/25/23          4,202,716
                  Renaissance Home Equity Loan Trust
         262,209     Series 2005-4, Class A3, steps up to 6.07% after
                        Redemption Date (h).......................................      5.57%        02/25/36            262,113
                  Saxon Asset Securities Trust
          13,233     Series 2003-1, Class AF6 (i).................................      4.68%        06/25/33             13,381
          12,648     Series 2004-2, Class MV3, 1 Mo. LIBOR + 1.91% (a)............      4.14%        08/25/35             12,491
                  Structured Asset Securities Corp. Mortgage Pass-Through
                     Certificates
             928     Series 2004-23XS, Class 1A4..................................      5.43%        01/25/35                928
                  Towd Point Mortgage Trust
         340,000     Series 2015-1, Class A2 (f)..................................      3.25%        10/25/53            341,144
       1,255,635     Series 2015-2, Class 1A12 (f)................................      2.75%        11/25/60          1,248,197
       1,947,871     Series 2015-3, Class A1B (f).................................      3.00%        03/25/54          1,941,268
         607,679     Series 2015-3, Class A4B (f).................................      3.50%        03/25/54            612,072
       7,680,972     Series 2015-4, Class A1 (f)..................................      3.50%        04/25/55          7,710,884
       2,372,589     Series 2015-4, Class A1B (f).................................      2.75%        04/25/55          2,359,746
       1,500,000     Series 2015-4, Class A2A (f).................................      3.50%        04/25/55          1,516,662
       1,849,815     Series 2015-5, Class A1 (f)..................................      3.50%        05/25/55          1,858,383
       3,141,930     Series 2015-5, Class A1B (f).................................      2.75%        05/25/55          3,122,819
         425,000     Series 2015-5, Class A2 (f)..................................      3.50%        05/25/55            429,790
       3,431,972     Series 2015-6, Class A1B (f).................................      2.75%        04/25/55          3,406,565
       1,998,677     Series 2016-1, Class A1B (f).................................      2.75%        02/25/55          1,988,402
       4,314,273     Series 2016-2, Class A1A (f).................................      2.75%        08/25/55          4,271,803
         854,852     Series 2016-3, Class A1 (f)..................................      2.25%        04/25/56            844,761
         422,464     Series 2016-5, Class A1 (f)..................................      2.50%        10/25/56            416,438
      13,931,249     Series 2017-1, Class A1 (f)..................................      2.75%        10/25/56         13,782,436
       2,982,789     Series 2017-2, Class A1 (f)..................................      2.75%        04/25/57          2,950,702
       2,976,973     Series 2017-3, Class A4 (c) (f)..............................      2.85%        07/25/57          2,936,764
       9,827,940     Series 2017-5, Class A1, 1 Mo. LIBOR + 0.60% (a) (f).........      3.08%        02/25/57          9,788,991
                  UCFC Home Equity Loan Trust
          84,226     Series 1998-D, Class MF1.....................................      6.91%        04/15/30             85,000
                  VOLT LLC
       9,336,965     Series 2017-NP11, Class A1, steps up 10/25/20 to
                        6.375% (f) (h)............................................      3.38%        10/25/47          9,350,656
       3,844,247     Series 2017-NPL9, Class A1, steps up 09/25/20 to
                        6.125% (f) (h)............................................      3.13%        09/25/47          3,843,662
       6,346,959     Series 2018-NPL5, Class A1A, steps up 08/25/21 to
                        7.21% (f) (h).............................................      4.21%        08/25/48          6,400,632
      13,163,640     Series 2018-NPL6, Class A1A, steps up 09/25/21 to
                        7.13% (f) (h).............................................      4.11%        09/25/48         13,239,642
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................      140,923,791
                  (Cost $140,257,296)                                                                            ---------------


                        See Notes to Financial Statements                Page 43


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 0.4%
                  CAPITAL MARKETS -- 0.4%
           7,500  First Trust Long Duration Opportunities ETF (j)..............................................  $       194,213
          87,622  iShares 7-10 Year Treasury Bond ETF..........................................................        9,279,169
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        9,473,382
                  (Cost $9,085,943)                                                                              ---------------



   PRINCIPAL
     VALUE
     (LOCAL                                                                            STATED         STATED          VALUE
   CURRENCY)                                DESCRIPTION                                COUPON        MATURITY     (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 0.0%
                  INSURANCE -- 0.0%
               2  Ambac LSNI LLC, 3 Mo. LIBOR + 5.00% (USD) (a) (f)...............      7.59%        02/12/23                  2
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................                2
                  (Cost $0)                                                                                      ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MONEY MARKET FUNDS -- 11.1%
     296,528,746  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 2.32% (k)...............................................      296,528,746
                  (Cost $296,528,746)                                                                            ---------------

                  TOTAL INVESTMENTS -- 107.0%..................................................................    2,861,094,631
                  (Cost $2,851,798,911) (l)                                                                      ---------------



   NUMBER OF                                                            NOTIONAL      EXERCISE      EXPIRATION
   CONTRACTS                          DESCRIPTION                        AMOUNT         PRICE          DATE           VALUE
----------------  ---------------------------------------------------  -----------  -------------  ------------  ---------------
CALL OPTIONS PURCHASED -- 0.0%
              75  U.S. Treasury Long Bond Futures Call...............  $11,060,160  $      148.00    Jun 2019             45,703
              35  U.S. Treasury Long Bond Futures Call...............    5,161,408         147.00    Jun 2019             38,828
                                                                                                                 ---------------
                  TOTAL CALL OPTIONS PURCHASED.................................................................           84,531
                  (Cost $116,492)                                                                                ---------------



    PRINCIPAL                                                                          STATED        STATED
      VALUE                                  DESCRIPTION                               COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT -- (4.9%)
                  Federal National Mortgage Association
$     (5,000,000)    Pool TBA.....................................................      2.50%        05/17/27         (4,947,847)
     (10,000,000)    Pool TBA (g).................................................      2.50%        06/18/27         (9,883,975)
     (10,000,000)    Pool TBA.....................................................      3.50%        05/01/41        (10,091,211)
     (45,000,000)    Pool TBA.....................................................      3.00%        06/15/43        (44,426,075)
     (50,000,000)    Pool TBA (g).................................................      3.50%        06/01/47        (50,418,945)
                  Federal Home Loan Mortgage Corporation
     (10,000,000)    Pool TBA (g).................................................      4.50%        05/15/36        (10,422,592)
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT...........................     (130,190,645)
                  (Proceeds $130,215,235)                                                                        ---------------



   NUMBER OF                                                            NOTIONAL      EXERCISE      EXPIRATION
   CONTRACTS                          DESCRIPTION                        AMOUNT         PRICE          DATE           VALUE
----------------  ---------------------------------------------------  -----------  -------------  ------------  ---------------
PUT OPTIONS WRITTEN -- (0.0%)
             275  U.S. 5-Year Treasury Futures Put...................  $31,831,250  $      115.25    Jul 2019            (60,156)
                  (Premiums received $71,856)                                                                    ---------------


Page 44                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


   NUMBER OF                                                            NOTIONAL      EXERCISE      EXPIRATION
   CONTRACTS                          DESCRIPTION                        AMOUNT         PRICE          DATE           VALUE
----------------  ---------------------------------------------------  -----------  -------------  ------------  ---------------
CALL OPTIONS WRITTEN -- (0.0%)
             125  U.S. 5-Year Treasury Futures Call..................  $14,468,750  $      116.50    Jul 2019    $       (22,462)
              75  U.S. Treasury Long Bond Futures Call...............   11,060,160         150.00    Jun 2019            (12,890)
             100  U.S. 5-Year Treasury Futures Call..................   11,575,000         116.25    Jul 2019            (24,219)
                                                                                                                 ---------------
                  TOTAL CALL OPTIONS WRITTEN...................................................................          (59,571)
                  (Premiums received $53,616)                                                                    ---------------

                  TOTAL OPTIONS WRITTEN........................................................................         (119,727)
                  (Premiums received $125,472)                                                                   ---------------

                  NET OTHER ASSETS AND LIABILITIES -- (2.1)%...................................................      (57,792,270)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 2,673,076,520
                                                                                                                 ===============


FUTURES CONTRACTS AT APRIL 30, 2019 (see Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                        NUMBER OF   EXPIRATION      NOTIONAL     (DEPRECIATION)/
                   FUTURES CONTRACTS                       POSITION     CONTRACTS      DATE           VALUE           VALUE
--------------------------------------------------------  -----------  -----------  -----------  --------------  ---------------
U.S. 2-Year Treasury Notes                                   Short          149      Jun-2019    $  (31,738,164) $        (8,282)
U.S. 5-Year Treasury Notes                                   Short        2,375      Jun-2019      (274,646,484)        (775,478)
U.S. 10-Year Treasury Notes                                  Short          890      Jun-2019      (110,067,969)        (543,097)
U.S. 10-Year Ultra Treasury Notes                            Short          385      Jun-2019       (50,735,781)        (493,351)
U.S. Treasury Long Bond Futures                              Short          377      Jun-2019       (55,595,719)         420,096
                                                                                                 --------------  ---------------
                                                                                                   (522,784,117)      (1,400,112)
                                                                                                 --------------  ---------------
U.S. Treasury Ultra Bond Futures                             Long           192      Jun-2019        31,542,000           28,250
                                                                                                 --------------  ---------------
                                                                                                 $ (491,242,117) $    (1,371,862)
                                                                                                 ==============  ===============


-----------------------------

(a)   Floating or variable rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   Inverse floating rate security.

(e)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $437,912,093 or 16.4% of net assets.

(g)   All or portion of this security is part of a mortgage dollar roll agreement (see Note 2I- Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(h)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(i)   Step security. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(j)   Investment in an affiliated fund.

(k)   Rate shown reflects yield as of April 30, 2019.

(l)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $24,112,759 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,190,527. The net unrealized appreciation was $7,922,232. The amounts presented are inclusive of investments sold short and derivative contracts.

                        See Notes to Financial Statements                Page 45


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA   - To-Be-Announced Security

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           4/30/2019           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $ 1,948,655,928    $            --    $ 1,948,655,928    $            --
Mortgage-Backed Securities............................      255,897,517                 --        255,897,517                 --
U.S. Government Bonds and Notes.......................      209,615,265                 --        209,615,265                 --
Asset-Backed Securities...............................      140,923,791                 --        140,923,791                 --
Exchange-Traded Funds*................................        9,473,382          9,473,382                 --                 --
Foreign Corporate Bonds*..............................                2                 --                  2                 --
Money Market Funds....................................      296,528,746        296,528,746                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................    2,861,094,631        306,002,128      2,555,092,503                 --
Call Options Purchased................................           84,531             84,531                 --                 --
Futures Contracts**...................................          448,346            448,346                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $ 2,861,627,508    $   306,535,005    $ 2,555,092,503    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           4/30/2019           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities
   Sold Short.........................................  $  (130,190,645)   $            --    $  (130,190,645)   $            --
Put Options Written...................................          (60,156)           (60,156)                --                 --
Call Options Written..................................          (59,571)           (59,571)                --                 --
Futures Contracts**...................................       (1,820,208)        (1,820,208)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $  (132,130,580)   $    (1,939,935)   $  (130,190,645)   $            --
                                                        ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

**    Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

Page 46                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value - Unaffiliated.....................................   $  2,860,900,418
Investments, at value - Affiliated.......................................            194,213
                                                                            ----------------
Total investments, at value..............................................      2,861,094,631
Options contracts purchased, at value....................................             84,531
Cash.....................................................................          4,466,231
Cash segregated as collateral for open futures contracts.................          6,866,367
Receivables:
   Investment securities sold............................................        730,882,920
   Capital shares sold...................................................         12,823,857
   Interest..............................................................         10,912,051
   Dividends.............................................................            538,629
                                                                            ----------------
      Total Assets.......................................................      3,627,669,217
                                                                            ----------------
LIABILITIES:
Investments sold short, at value (proceeds $130,215,235).................        130,190,645
Options contracts written, at value......................................            119,727
Payables:
   Investment securities purchased.......................................        822,142,631
   Investment advisory fees..............................................          1,393,033
   Variation margin......................................................            746,661
                                                                            ----------------
       Total Liabilities.................................................        954,592,697
                                                                            ----------------
NET ASSETS...............................................................   $  2,673,076,520
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital..........................................................   $  2,680,876,016
Par value................................................................            521,500
Accumulated distributable earnings (loss)................................         (8,320,996)
                                                                            ----------------
NET ASSETS...............................................................   $  2,673,076,520
                                                                            ================
NET ASSET VALUE, per share...............................................   $          51.26
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)............................................         52,150,002
                                                                            ================
Investments, at cost - Unaffiliated......................................   $  2,851,605,636
                                                                            ================
Investments, at cost - Affiliated........................................   $        193,275
                                                                            ================
Total investments, at cost...............................................   $  2,851,798,911
                                                                            ================
Premiums paid on options contracts purchased.............................   $        116,492
                                                                            ================
Premiums received on options contracts written...........................   $        125,472
                                                                            ================


                        See Notes to Financial Statements                Page 47


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)


INVESTMENT INCOME:
Interest.................................................................   $     32,553,626
Dividends - Unaffiliated.................................................          3,559,497
Dividends - Affiliated...................................................                380
                                                                            ----------------
   Total investment income...............................................         36,113,503
                                                                            ----------------
EXPENSES:
Investment advisory fees.................................................          7,180,283
                                                                            ----------------
   Total expenses........................................................          7,180,283
                                                                            ----------------
NET INVESTMENT INCOME (LOSS).............................................         28,933,220
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated............................................          2,010,864
   Investments - Affiliated..............................................                 --
   Investments sold short................................................         (9,130,293)
   Futures contracts.....................................................         (4,577,442)
   Purchased options contracts...........................................               (647)
   Written options contracts.............................................            465,586
                                                                            ----------------
Net realized gain (loss).................................................        (11,231,932)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated............................................         38,246,587
   Investments - Affiliated..............................................                938
   Investments sold short................................................           (534,210)
   Futures contracts.....................................................         (4,682,849)
   Purchased options contracts...........................................            (20,703)
   Written options contracts.............................................            (32,160)
                                                                            ----------------
Net change in unrealized appreciation (depreciation).....................         32,977,603
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................         21,745,671
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................   $     50,678,891
                                                                            ================


Page 48                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                ENDED              YEAR
                                                                              4/30/2019           ENDED
                                                                             (UNAUDITED)        10/31/2018
                                                                            --------------    --------------
OPERATIONS:
Net investment income (loss).............................................   $   28,933,220    $   29,137,467
Net realized gain (loss).................................................      (11,231,932)        4,560,050
Net change in unrealized appreciation (depreciation).....................       32,977,603       (23,638,622)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting from operations..........       50,678,891        10,058,895
                                                                            --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................................      (31,349,001)      (34,897,503)
                                                                            --------------    --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................................      924,668,429       910,174,583
Cost of shares redeemed..................................................               --        (2,579,752)
                                                                            --------------    --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions..............................................      924,668,429       907,594,831
                                                                            --------------    --------------
Total increase (decrease) in net assets..................................      943,998,319       882,756,223

NET ASSETS:
Beginning of period......................................................    1,729,078,201       846,321,978
                                                                            --------------    --------------
End of period............................................................   $2,673,076,520    $1,729,078,201
                                                                            ==============    ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................................       34,050,002        16,350,002
Shares sold..............................................................       18,100,000        17,750,000
Shares redeemed..........................................................               --           (50,000)
                                                                            --------------    --------------
Shares outstanding, end of period........................................       52,150,002        34,050,002
                                                                            ==============    ==============


                        See Notes to Financial Statements                Page 49


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   SIX MONTHS
                                                     ENDED                   YEAR ENDED OCTOBER 31,                    PERIOD
                                                   4/30/2019      --------------------------------------------         ENDED
                                                  (UNAUDITED)         2018            2017            2016         10/31/2015 (a)
                                                  ------------    ------------    ------------    ------------     --------------
Net asset value, beginning of period............   $    50.78      $    51.76      $    52.54      $    50.32        $    50.00
                                                   ----------      ----------      ----------      ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.65            1.17            1.13            1.31              1.23 (b)
Net realized and unrealized gain (loss).........         0.54           (0.74)          (0.50)           2.41              0.55
                                                   ----------      ----------      ----------      ----------        ----------
Total from investment operations................         1.19            0.43            0.63            3.72              1.78
                                                   ----------      ----------      ----------      ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.66)          (1.13)          (1.14)          (1.50)            (1.46)
Net realized gain...............................        (0.05)          (0.28)          (0.02)             --                --
Return of capital...............................           --              --           (0.25)             --                --
                                                   ----------      ----------      ----------      ----------        ----------
Total distributions.............................        (0.71)          (1.41)          (1.41)          (1.50)            (1.46)
                                                   ----------      ----------      ----------      ----------        ----------
Net asset value, end of period..................   $    51.26      $    50.78      $    51.76      $    52.54        $    50.32
                                                   ==========      ==========      ==========      ==========        ==========
TOTAL RETURN (c)................................         2.35%           0.84%           1.22%           7.49%             3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $2,673,077      $1,729,078      $  846,322      $  270,586        $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (d)...............................         0.65% (e)       0.65%           0.65%           0.65%             0.65% (e)
Ratio of net investment income (loss) to average
   net assets...................................         2.62% (e)       2.32%           2.20%           2.06%             2.55% (e)
Portfolio turnover rate (f).....................          229% (g)        331% (g)        190% (g)         92%              157%


(a)   Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 140%,
      117% and 97% for the periods ended April 30, 2019, October 31, 2018 and
      October 31, 2017, respectively.

Page 50                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), a
non-diversified series of the Trust, which trades under the ticker "LMBS" on The
Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments
(collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as
ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities(1) to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor").
The Fund may also invest in to-be-announced transactions ("TBA Transactions").
Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in

-----------------------------

(1)   "Government Entities" means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.

                                                                         Page 51

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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

         1)  benchmark yields;
         2)  reported trades;
         3)  broker/dealer quotes;
         4)  issuer spreads;
         5)  benchmark securities;
         6)  bids and offers; and
         7)  reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

         1)  the credit conditions in the relevant market and changes thereto;
         2)  the liquidity conditions in the relevant market and changes thereto;
         3)  the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
         4)  issuer-specific conditions (such as significant credit deterioration); and
         5)  any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2)    an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the issuer;
      5)    the credit quality and cash flow of the issuer, based on the
            Advisor's or external analysis;
      6)    the information as to any transactions in or offers for the security;
      7)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9)    the quality, value and salability of collateral, if any, securing the security;
     10)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2019, the Fund had no when-issued or delayed-delivery securities. At April 30, 2019, the Fund held $133,785,083 of forward purchase commitments.

                                                                         Page 53

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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objectives, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchase and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

                                                                         Page 55

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments at April 30, 2019, and for the six month period then ended are as follows:


                                                                               CHANGES IN
                                                                               UNREALIZED     REALIZED
                            SHARES AT    VALUE AT                             APPRECIATION      GAIN      VALUE AT    DIVIDEND
      SECURITY NAME         4/30/2019   10/31/2018   PURCHASES     SALES     (DEPRECIATION)    (LOSS)     4/30/2019    INCOME
-------------------------------------------------------------------------------------------------------------------------------
First Trust Long Duration
   Opportunities ETF          7,500     $       --   $ 193,275   $      --   $          938   $      --   $ 194,213   $     380
                                        =======================================================================================


K. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31,
2018 was as follows:

Distributions paid from:
Ordinary income.................................   $   31,634,253
Capital gains...................................        1,254,000
Return of capital...............................               --

As of October 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................   $   (3,586,484)
Accumulated capital and other gain (loss).......        1,877,704
Net unrealized appreciation (depreciation)......      (25,942,106)

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016, 2017, and 2018 remain open to federal and state audit. As of April 30,
2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the
Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

N. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08
"Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security's maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU
2018-13 include new, eliminated, and modified disclosure requirements of ASC
820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 57

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the six months ended April 30, 2019, were $5,864,828,035 and $193,486,151, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the six months ended April 30, 2019, were
$5,100,882,212 and $173,141,990, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$2,323,495,863 and $2,341,518,110, respectively.

For the six months ended April 30, 2019, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April
30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                          ----------------------------------------   --------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ----------   --------------------------  ----------
Futures       Interest    Unrealized appreciation on                 Unrealized depreciation on
              rate risk   futures contracts*            $  448,346   futures contracts*          $1,820,208

Options       Interest    Options contracts purchased,               Options contracts written,
              rate risk   at value                          84,531   at value                       119,727


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENT OF OPERATIONS LOCATION                              INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Futures contracts                                                  $ (4,577,442)
Purchased options contracts                                                (647)
Written options contracts                                               465,586
Net change in unrealized appreciation (depreciation) on:
Futures contracts                                                    (4,682,849)
Purchased options contracts                                             (20,703)
Written options contracts                                               (32,160)


For the six months ended April 30, 2019, the notional value of futures contracts opened and closed were $2,250,606,453 and $2,008,215,466, respectively.

During the six months ended April 30, 2019, the premiums for purchased options contracts opened were $336,915 and the premiums for purchased options contracts closed, exercised and expired were $270,118.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

During the six months ended April 30, 2019, the premiums for written options contracts opened were $996,629 and the premiums for written options contracts closed, exercised and expired were $1,023,437.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events, requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 59


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Etf Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2019 (UNAUDITED)

greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

                                                                         Page 61

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust Exchange-Traded Fund IV
First Trust SSI Strategic Convertible Securities ETF (FCVT)

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders:
First Trust is pleased to provide you with the semi-annual report for the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
The First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is an actively managed exchange-traded fund that seeks to deliver total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “FCVT.”
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/19	1 Year Ended 4/30/19	Inception (11/3/15) to 4/30/19	Inception (11/3/15) to 4/30/19
Fund Performance
NAV	9.42%	9.56%	8.69%	33.71%
Market Price	9.46%	9.14%	8.70%	33.77%
Index Performance
ICE BofAML All US Convertible Index	9.29%	10.96%	9.45%	37.02%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	36.0%
Health Care	20.8
Financials	8.0
Industrials	7.6
Consumer Discretionary	5.9
Communication Services	5.9
Utilities	5.8
Energy	4.6
Real Estate	2.1
Consumer Staples	1.8
Materials	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Wells Fargo & Co., Series L	2.7%
Bank of America Corp., Series L	2.4
Palo Alto Networks, Inc., 7/01/23	2.3
Microchip Technology, Inc., 2/15/27	2.0
Microchip Technology, Inc., 2/15/25	1.9
Becton Dickinson and Co., Series A	1.7
Splunk, Inc., 9/15/23	1.5
Advanced Micro Devices, Inc., 9/01/26	1.5
Illumina, Inc., 8/15/23	1.5
Workday, Inc., 10/01/22	1.4
Total	18.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 4, 2015 (commencement of trading) through April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/4/15 – 10/31/16	77	60	12	16
11/1/16 – 10/31/17	149	47	3	2
11/1/17 – 10/31/18	184	31	1	0
11/1/18 – 4/30/19	32	4	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/4/15 – 10/31/16	59	16	7	3
11/1/16 – 10/31/17	44	7	0	0
11/1/17 – 10/31/18	34	2	0	0
11/1/18 – 4/30/19	76	8	1	1

Portfolio Management
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SSI Investment Management Inc.
SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.
Portfolio Management Team
George M. Douglas – CFA, Chief Investment Officer, Principal of SSI
Ravi Malik – CFA, Portfolio Manager, Principal of SSI
Michael J. Opre – CFA, Portfolio Manager of SSI
Florian Eitner – CFA, Portfolio Manager of SSI
Ethan Ganz – Portfolio Manager of SSI

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Actual	$1,000.00	$1,094.20	0.95%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS – 81.9%
	Air Freight & Logistics – 1.6%
$1,060,000	Air Transport Services Group, Inc.	1.13%	10/15/24	$1,061,987
1,935,000	Atlas Air Worldwide Holdings, Inc.	2.25%	06/01/22	2,009,191
				3,071,178
	Automobiles – 0.6%
1,105,000	Tesla, Inc.	2.38%	03/15/22	1,137,244
	Biotechnology – 5.3%
1,525,000	BioMarin Pharmaceutical, Inc.	0.60%	08/01/24	1,571,548
1,790,000	Exact Sciences Corp.	0.38%	03/15/27	2,019,476
915,000	Insmed, Inc.	1.75%	01/15/25	955,603
1,455,000	Intercept Pharmaceuticals, Inc.	3.25%	07/01/23	1,361,467
1,660,000	Ionis Pharmaceuticals, Inc.	1.00%	11/15/21	2,138,123
800,000	Neurocrine Biosciences, Inc.	2.25%	05/15/24	967,469
600,000	Sarepta Therapeutics, Inc.	1.50%	11/15/24	1,072,500
				10,086,186
	Communications Equipment – 1.3%
785,000	Lumentum Holdings, Inc.	0.25%	03/15/24	978,949
1,275,000	Viavi Solutions, Inc.	1.00%	03/01/24	1,491,855
				2,470,804
	Construction & Engineering – 0.3%
630,000	Dycom Industries, Inc.	0.75%	09/15/21	597,620
	Diversified Consumer Services – 1.2%
2,370,000	Chegg, Inc. (a)	0.13%	03/15/25	2,278,162
	Electronic Equipment, Instruments & Components – 1.1%
745,000	II-VI, Inc.	0.25%	09/01/22	815,463
1,390,000	Vishay Intertechnology, Inc. (a)	2.25%	06/15/25	1,337,800
				2,153,263
	Energy Equipment & Services – 0.9%
870,000	Oil States International, Inc.	1.50%	02/15/23	783,544
845,000	Transocean, Inc.	0.50%	01/30/23	906,801
				1,690,345
	Entertainment – 1.1%
1,140,000	Live Nation Entertainment, Inc.	2.50%	03/15/23	1,342,989
245,000	World Wrestling Entertainment, Inc.	3.38%	12/15/23	844,157
				2,187,146
	Equity Real Estate Investment Trusts – 1.5%
1,625,000	Extra Space Storage LP (a)	3.13%	10/01/35	1,900,598
830,000	IH Merger Sub LLC	3.50%	01/15/22	964,842
				2,865,440
	Health Care Equipment & Supplies – 4.7%
1,110,000	CONMED Corp. (a)	2.63%	02/01/24	1,217,155
2,385,000	DexCom, Inc. (a)	0.75%	12/01/23	2,489,346
1,870,000	Insulet Corp.	1.38%	11/15/24	2,135,430
1,045,000	NuVasive, Inc.	2.25%	03/15/21	1,203,086
1,720,000	Wright Medical Group, Inc. (a)	1.63%	06/15/23	1,874,628
				8,919,645

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care Providers & Services – 0.9%
$255,000	Anthem, Inc.	2.75%	10/15/42	$928,838
265,000	Molina Healthcare, Inc.	1.13%	01/15/20	845,768
				1,774,606
	Health Care Technology – 0.5%
750,000	Teladoc Health, Inc.	1.38%	05/15/25	993,017
	Hotels, Restaurants & Leisure – 0.8%
1,075,000	Caesars Entertainment Corp.	5.00%	10/01/24	1,593,763
	Independent Power and Renewable Electricity Producers – 0.8%
1,360,000	NRG Energy, Inc. (a)	2.75%	06/01/48	1,534,030
	Insurance – 0.7%
1,150,000	AXA S.A. (a)	7.25%	05/15/21	1,254,736
	Interactive Media & Services – 2.0%
825,000	IAC FinanceCo., Inc. (a)	0.88%	10/01/22	1,283,390
1,895,000	Twitter, Inc. (a)	0.25%	06/15/24	1,918,147
705,000	Zillow Group, Inc.	2.00%	12/01/21	716,016
				3,917,553
	Internet & Direct Marketing Retail – 2.6%
860,000	Booking Holdings, Inc.	0.35%	06/15/20	1,231,555
1,450,000	Booking Holdings, Inc.	0.90%	09/15/21	1,655,580
350,000	Etsy, Inc.	(b)	03/01/23	682,719
945,000	Wayfair, Inc. (a)	1.13%	11/01/24	1,474,221
				5,044,075
	IT Services – 5.9%
2,055,000	Akamai Technologies, Inc. (a)	0.13%	05/01/25	2,180,411
1,760,000	Euronet Worldwide, Inc. (a)	0.75%	03/15/49	1,968,738
790,000	KBR, Inc. (a)	2.50%	11/01/23	863,563
355,000	Okta, Inc.	0.25%	02/15/23	787,323
850,000	Perficient, Inc. (a)	2.38%	09/15/23	858,994
1,835,000	Square, Inc. (a)	0.50%	05/15/23	2,195,522
640,000	Twilio, Inc.	0.25%	06/01/23	1,283,135
1,010,000	Wix.com Ltd. (a)	(b)	07/01/23	1,190,348
				11,328,034
	Life Sciences Tools & Services – 2.4%
2,600,000	Illumina, Inc. (a)	(b)	08/15/23	2,815,541
665,000	Illumina, Inc.	0.50%	06/15/21	912,713
800,000	QIAGEN NV	0.50%	09/13/23	887,400
				4,615,654
	Machinery – 2.2%
445,000	Chart Industries, Inc. (a)	1.00%	11/15/24	712,715
1,850,000	Fortive Corp. (a)	0.88%	02/15/22	1,956,421
1,485,000	Meritor, Inc.	3.25%	10/15/37	1,534,480
				4,203,616
	Media – 2.7%
2,025,000	DISH Network Corp.	3.38%	08/15/26	1,862,621
1,775,000	GCI Liberty, Inc. (a)	1.75%	09/30/46	2,006,138
1,050,000	Liberty Media Corp.	1.38%	10/15/23	1,228,920
				5,097,679
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Metals & Mining – 0.7%
$360,000	Cleveland-Cliffs, Inc.	1.50%	01/15/25	$496,384
805,000	SSR Mining, Inc. (a)	2.50%	04/01/39	776,870
				1,273,254
	Mortgage Real Estate Investment Trusts – 1.6%
1,900,000	Blackstone Mortgage Trust, Inc.	4.38%	05/05/22	1,937,483
1,135,000	Two Harbors Investment Corp.	6.25%	01/15/22	1,153,444
				3,090,927
	Oil, Gas & Consumable Fuels – 3.7%
2,275,000	Cheniere Energy, Inc.	4.25%	03/15/45	1,808,625
1,085,000	Chesapeake Energy Corp.	5.50%	09/15/26	986,627
685,000	Oasis Petroleum, Inc.	2.63%	09/15/23	656,664
780,000	PDC Energy, Inc.	1.13%	09/15/21	744,497
1,400,000	TOTAL S.A., Series FP	0.50%	12/02/22	1,487,570
1,380,000	Whiting Petroleum Corp.	1.25%	04/01/20	1,342,945
				7,026,928
	Personal Products – 1.4%
2,475,000	Herbalife Nutrition Ltd.	2.63%	03/15/24	2,603,219
	Pharmaceuticals – 3.8%
1,260,000	Horizon Pharma Investment Ltd.	2.50%	03/15/22	1,418,288
2,065,000	Jazz Investments I Ltd.	1.88%	08/15/21	2,055,966
1,260,000	Medicines Co. (The)	2.50%	01/15/22	1,368,325
1,210,000	Pacira BioSciences, Inc.	2.38%	04/01/22	1,210,756
1,290,000	Supernus Pharmaceuticals, Inc.	0.63%	04/01/23	1,307,064
				7,360,399
	Professional Services – 0.8%
1,510,000	FTI Consulting, Inc. (a)	2.00%	08/15/23	1,623,445
	Semiconductors & Semiconductor Equipment – 10.6%
810,000	Advanced Micro Devices, Inc.	2.13%	09/01/26	2,860,159
1,500,000	Cree, Inc. (a)	0.88%	09/01/23	1,902,873
675,000	Cypress Semiconductor Corp.	4.50%	01/15/22	942,612
870,000	Inphi Corp.	0.75%	09/01/21	926,550
570,000	Intel Corp.	3.25%	08/01/39	1,424,869
1,810,000	Microchip Technology, Inc.	1.63%	02/15/25	3,599,202
2,925,000	Microchip Technology, Inc.	1.63%	02/15/27	3,802,093
190,000	Micron Technology, Inc., Series F	2.13%	02/15/33	731,367
175,000	Novellus Systems, Inc.	2.63%	05/15/41	1,102,692
1,390,000	ON Semiconductor Corp.	1.00%	12/01/20	1,860,592
900,000	Silicon Laboratories, Inc.	1.38%	03/01/22	1,148,814
				20,301,823
	Software – 16.1%
1,350,000	Atlassian, Inc.	0.63%	05/01/23	1,999,731
1,530,000	DocuSign, Inc. (a)	0.50%	09/15/23	1,655,284
1,051,000	Envestnet, Inc. (a)	1.75%	06/01/23	1,269,999
720,000	FireEye, Inc. (a)	0.88%	06/01/24	725,298
586,000	Five9, Inc.	0.13%	05/01/23	833,032
1,145,000	Guidewire Software, Inc.	1.25%	03/15/25	1,308,478
345,000	HubSport, Inc.	0.25%	06/01/22	689,017
925,000	LivePerson, Inc. (a)	0.75%	03/01/24	958,577
1,160,000	New Relic, Inc.	0.50%	05/01/23	1,358,456
731,000	Nutanix, Inc.	(b)	01/15/23	836,228

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Software (Continued)
$3,775,000	Palo Alto Networks, Inc. (a)	0.75%	07/01/23	$4,297,685
1,175,000	Pluralsight, Inc. (a)	0.38%	03/01/24	1,342,184
880,000	Q2 Holdings, Inc.	0.75%	02/15/23	1,237,626
890,000	RingCentral, Inc.	(b)	03/15/23	1,348,609
1,140,000	ServiceNow, Inc.	(b)	06/01/22	2,309,912
2,550,000	Splunk, Inc. (a)	0.50%	09/15/23	2,910,220
1,260,000	Verient Systems, Inc.	1.50%	06/01/21	1,417,019
1,840,000	Workday, Inc.	0.25%	10/01/22	2,740,185
1,020,000	Zendesk, Inc.	0.25%	03/15/23	1,539,190
				30,776,730
	Specialty Retail – 0.6%
1,380,000	RH (a)	(b)	06/15/23	1,200,963
	Technology Hardware, Storage & Peripherals – 0.8%
1,310,000	Pure Storage, Inc.	0.13%	04/15/23	1,452,712
	Trading Companies & Distributors – 0.7%
1,200,000	Kaman Corp.	3.25%	05/01/24	1,367,250
	Total Convertible Corporate Bonds			156,891,446
	(Cost $141,191,331)
Shares	Description	Stated Rate	Stated Maturity (c)	Value
CONVERTIBLE PREFERRED SECURITIES – 17.2%
	Banks – 5.1%
3,510	Bank of America Corp., Series L	7.25%	(d)	4,634,990
3,970	Wells Fargo & Co., Series L	7.50%	(d)	5,190,537
				9,825,527
	Chemicals – 0.8%
31,060	International Flavors & Frangrances, Inc.	6.00%	09/15/21	1,628,476
	Electric Utilities – 1.5%
18,200	American Electric Power Co., Inc.	6.13%	03/15/22	946,036
30,300	NextEra Energy, Inc.	6.12%	09/01/19	1,890,720
				2,836,756
	Equity Real Estate Investment Trusts – 1.1%
1,890	Crown Castle International Corp., Series A	6.88%	08/01/20	2,181,041
	Food Products – 0.4%
7,500	Bunge Ltd.	4.88%	(d)	742,500
	Health Care Equipment & Supplies – 3.0%
55,100	Becton Dickinson and Co., Series A	6.13%	05/01/20	3,279,001
2,275	Danaher Corp., Series A	4.75%	04/15/22	2,396,713
				5,675,714
	Machinery – 1.8%
1,775	Fortive Corp., Series A	5.00%	07/01/21	1,916,006
13,000	Rexnord Corp., Series A	5.75%	11/15/19	762,450
8,625	Stanley Black & Decker, Inc.	5.38%	05/15/20	883,286
				3,561,742
	Multi-Utilities – 3.0%
21,325	CenterPoint Energy, Inc., Series B	7.00%	09/01/21	1,135,343
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity (c)	Value
CONVERTIBLE PREFERRED SECURITIES (Continued)
	Multi-Utilities (Continued)
27,000	Dominion Energy, Inc., Series A	6.75%	08/15/19	$1,356,210
14,700	DTE Energy Co.	6.50%	10/01/19	820,407
22,250	Sempra Energy, Series A	6.00%	01/15/21	2,378,302
				5,690,262
	Water Utilities – 0.5%
16,515	Aqua America, Inc.	6.00%	04/30/22	901,389
	Total Convertible Preferred Securities			33,043,407
	(Cost $31,735,675)
	Total Investments – 99.1%			189,934,853
	(Cost $172,927,006) (e)

Net Other Assets and Liabilities – 0.9%	1,678,448
Net Assets – 100.0%	$191,613,301

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by SSI Investment Management Inc. (“SSI”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2019, securities noted as such amounted to $53,974,002 or 28.2% of net assets.
(b)	Zero coupon security.
(c)	Stated maturity represents the mandatory conversion date.
(d)	Perpetual maturity.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $19,159,286 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,151,439. The net unrealized appreciation was $17,007,847.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds*	$ 156,891,446	$ —	$ 156,891,446	$ —
Convertible Preferred Securities:
Food Products	742,500	—	742,500	—
Other industry categories*	32,300,907	32,300,907	—	—
Total Investments	$ 189,934,853	$ 32,300,907	$ 157,633,946	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $172,927,006)	$ 189,934,853
Cash	1,217,618
Receivables:
Interest	513,206
Dividends	95,570
Total Assets	191,761,247
LIABILITIES:
Investment advisory fees payable	147,946
Total Liabilities	147,946
NET ASSETS	$191,613,301
NET ASSETS consist of:
Paid-in capital	$ 179,522,602
Par value	61,500
Accumulated distributable earnings (loss)	12,029,199
NET ASSETS	$191,613,301
NET ASSET VALUE, per share	$31.16
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,150,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 804,056
Interest	(753,013)
Total investment income	51,043
EXPENSES:
Investment advisory fees	835,797
Total expenses	835,797
NET INVESTMENT INCOME (LOSS)	(784,754)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,653,587
Net change in unrealized appreciation (depreciation) on investments	13,408,488
NET REALIZED AND UNREALIZED GAIN (LOSS)	15,062,075
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 14,277,321

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ (784,754)	$ (2,671,854)
Net realized gain (loss)	1,653,587	1,537,494
Net change in unrealized appreciation (depreciation)	13,408,488	(1,625,775)
Net increase (decrease) in net assets resulting from operations	14,277,321	(2,760,135)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,517,341)	(2,562,416)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	27,535,111	164,774,570
Cost of shares redeemed	(51,149,148)	(15,000,954)
Net increase (decrease) in net assets resulting from shareholder transactions	(23,614,037)	149,773,616
Total increase (decrease) in net assets	(10,854,057)	144,451,065
NET ASSETS:
Beginning of period	202,467,358	58,016,293
End of period	$191,613,301	$202,467,358
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,050,002	2,000,002
Shares sold	900,000	5,550,000
Shares redeemed	(1,800,000)	(500,000)
Shares outstanding, end of period	6,150,002	7,050,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2016 (a)
		2018	2017
Net asset value, beginning of period	$ 28.72	$ 29.01	$ 25.21	$ 25.00
Income from investment operations:
Net investment income (loss)	(0.18)	(0.09)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	2.87	0.52	4.45	0.90
Total from investment operations	2.69	0.43	4.31	0.66
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.67)	(0.51)	(0.45)
Net realized gain	—	(0.05)	—	—
Total distributions	(0.25)	(0.72)	(0.51)	(0.45)
Net asset value, end of period	$31.16	$28.72	$29.01	$25.21
Total return (b)	9.42%	1.46%	17.29%	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 191,613	$ 202,467	$ 58,016	$ 7,564
Ratio of total expenses to average net assets	0.95% (c)	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	(0.89)% (c)	(2.16)%	(1.86)%	(2.34)% (c)
Portfolio turnover rate (d)	38%	71%	56%	54%

(a)	Inception date is November 3, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eight funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FCVT” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$2,445,317
Capital gains	117,099
Return of capital	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$177,663
Accumulated capital and other gain (loss)	(1,168,982)
Net unrealized appreciation (depreciation)	260,538

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $1,168,982 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management Inc. (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the six months ended April 30, 2019, were $65,970,506 and $85,594,142, respectively.
For the six months ended April 30, 2019, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees (the “Board”) adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On March 14, 2019, FTA announced that the Board voted to approve SSI Investment Management LLC (“SSI LLC”) as investment sub-advisor to the Fund to replace SSI. SSI LLC began serving as investment sub-advisor to the Fund effective on the closing of the Transaction (defined below). SSI engaged in an internal reorganization pursuant to which it created a subsidiary, SSI LLC, and transfered its advisory business to SSI LLC. In connect with this reorganization, Resolute Investment Managers, Inc. (“Resolute”) acquired a majority interest in SSI LLC on May 31, 2019 (the “Transaction”). The acquisition of the interests in SSI LLC by Resolute is considered an “assignment” (as defined in the 1940 Act) which resulted in the automatic termination of the existing investment sub-advisory agreement among the Fund, FTA and SSI (the “Sub-Advisory Agreement”), in accordance with the terms of such Sub-Advisory Agreement. Prior to the Transaction, on March 14, 2019, the Board approved an interim investment sub-advisory agreement (the “New Agreement”) among the Fund, FTA and SSI LLC to become effective upon the termination of the Sub-Advisory Agreement. The New Agreement will be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval.

Additional Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
Sub-Advisory Agreements
Board Considerations Regarding Approval of Interim Investment Sub-Advisory Agreement and Investment Sub-Advisory Agreement
The Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund IV (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), unanimously approved (1) an Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) among the Trust on behalf of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), First Trust Advisors L.P. (the “Advisor”) and SSI Investment Management LLC (“SSI LLC”); and (2) a new Investment Sub-Advisory Agreement (the “New Agreement”) among the Trust on behalf of the Fund, the Advisor and SSI LLC. The Interim Agreement and the New Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at a meeting held on March 11, 2019. The Board determined that each Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
SSI Investment Management Inc. (“SSI Inc.”) currently serves as investment sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (the “Current Agreement”) among the Trust on behalf of the Fund, the Advisor and SSI Inc. In January 2019, the Board was informed that SSI Inc. intended to enter into a strategic alliance with Resolute Investment Managers, Inc. (“Resolute”) and, in connection therewith, intended to transfer its advisory business to a newly formed subsidiary, SSI LLC (the “Internal Reorganization”), and then sell a majority ownership interest in SSI LLC to Resolute (the “Resolute Transaction”). The Board was also informed that the consummation of the Resolute Transaction, which is expected to occur in June 2019, would result in an “assignment” of the Current Agreement under the 1940 Act, and as a result the Current Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Resolute Transaction to provide for the continuous management of the Fund following the consummation of the Resolute Transaction. In this regard, the Board noted SSI Inc.’s representation that it anticipates that the Resolute Transaction will have no effect on SSI LLC’s ability to provide sub-advisory services to the Fund. The Board also noted that the New Agreement will be submitted to shareholders of the Fund for their approval and that the Interim Agreement would only become effective if shareholders do not approve the New Agreement prior to the consummation of the Resolute Transaction and would remain in effect until the earlier of 150 days from the consummation of the Resolute Transaction or shareholder approval of the New Agreement.
To reach its determination in approving the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. On February 1, 2019, counsel to the Independent Trustees provided SSI Inc. with a request for information regarding SSI Inc., SSI LLC, the Internal Reorganization and the Resolute Transaction. Following receipt of materials provided by SSI Inc. in response to the request, counsel to the Independent Trustees requested certain clarifications and supplements to the materials provided. At an executive session held on March 5, 2019, as well as at the meeting held on March 11, 2019, the Board, including the Independent Trustees, discussed the Internal Reorganization and the Resolute Transaction and reviewed materials provided by SSI Inc. that, among other things, outlined the structure and details of the Internal Reorganization and the Resolute Transaction and their expected impact on SSI Inc. and SSI LLC’s management of the Fund under the Agreements. The materials also provided or discussed financial data and other information on Resolute; the services to be provided by SSI LLC (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of SSI Inc.; performance information for the Fund; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on SSI LLC; any fall-out benefits to SSI LLC; and information on SSI LLC’s compliance program. The Board applied its business judgment to determine whether the arrangements among the Trust on behalf of the Fund, the Advisor and SSI LLC would be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to approve the Agreements.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services to be provided by SSI LLC under the Agreements, which are not expected to change from the services provided by SSI Inc. under the Current Agreement. The Board reviewed the materials provided by SSI Inc. and considered the services that SSI LLC would provide to the Fund, including SSI LLC’s day-to-day management of the Fund’s investments. In considering SSI LLC’s management of the Fund, the Board noted that the same portfolio management team currently providing sub-advisory services to the Fund under the Current Agreement would continue to provide services to the Fund under the Agreements. The Board also noted SSI Inc.’s statements that the Internal Reorganization and the Resolute Transaction will not result in any diminution in the nature, quality and extent of the services provided to the Fund and that SSI Inc. anticipates no changes to the key personnel or other employees who provide services to the Fund, including compliance personnel. Finally, the Board considered SSI Inc.’s statement that it believed in the longer run that the Resolute Transaction would create more stability for SSI LLC and provide deeper resources for SSI LLC’s investment advisory services to the Fund. In light of the

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
April 30, 2019 (Unaudited)
information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by SSI LLC under the Agreements are expected to be satisfactory.
The Board considered the sub-advisory fee rate to be payable under the Agreements for the services provided, noting that it would be the same as the sub-advisory fee rate paid under the Current Agreement and therefore, as required by Rule 15a-4 under the 1940 Act, the sub-advisory fee under the Interim Agreement would be no greater than the fee under the Current Agreement. The Board noted that the sub-advisory fee would be paid by the Advisor from its advisory fee. The Board considered information provided by SSI Inc. as to the fees it charges to other clients with investment objectives and policies broadly similar to those of the Fund, noting that the sub-advisory fee rate for the Fund was lower than the fee rates charged to these other clients. The Board also noted SSI Inc.’s statement that SSI Inc. does not currently charge a lower advisory or sub-advisory fee to any other client for which it provides comparable services and that this would continue to be the case following the Internal Reorganization and the Resolute Transaction. In connection with its deliberations regarding the Interim Agreement, the Board noted that, based on information provided by the Advisor and SSI Inc., apart from the substitution of SSI LLC for SSI Inc., the effective and termination dates and any provisions of the Interim Agreement required by Rule 15a-4 under the 1940 Act, any differences in the terms and conditions of the Interim Agreement and the terms and conditions of the Current Agreement were immaterial.
Because the same portfolio management team that currently manages the Fund’s investment portfolio under the Current Agreement will continue to manage the Fund’s investment portfolio under the Agreements, the Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and SSI Inc. for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one- and three-year periods ended December 31, 2018 to the performance of a peer group of funds (all of which were mutual funds) compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source (the “Peer Group”), and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Peer Group average for the one-year period ended December 31, 2018 and underperformed the Peer Group average for the three-year period ended December 31, 2018. The Board also noted that the Fund underperformed the ICE BofAML All US Convertibles Index for the one- and three-year periods ended December 31, 2018. The Board noted information provided by SSI Inc. on reasons for the Fund’s relative underperformance.
On the basis of all the information provided on the fees and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, extent and quality of the services to be provided by SSI LLC under the Agreements.
The Board considered SSI Inc.’s statement that it believes that expenses incurred by it and SSI LLC in managing the Fund will increase materially over the next twelve months and that it and SSI LLC are investing in the relationship with the Advisor. The Board did not review the expected profitability of SSI LLC with respect to the Fund. The Board noted that the Advisor will pay SSI LLC from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered fall-out benefits that may be realized by SSI LLC from its relationship with the Fund. The Board noted that SSI Inc. utilizes and SSI LLC will continue to utilize soft dollars in connection with the management of the Fund’s portfolio, as well as SSI Inc.’s statement that the Fund produces very little soft dollar commissions. The Board concluded that the character and amount of potential fall-out benefits to SSI LLC were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SSI Investment Management Inc.
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, CA 90210
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund IV
First Trust Heitman Global Prime Real Estate ETF (PRME)

Semi-Annual Report
For the Six Months Ended
April 30, 2019

First Trust Heitman Global Prime Real Estate ETF (PRME)
Semi-Annual Report
April 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Heitman Global Prime Real Estate ETF (PRME)
Semi-Annual Letter from the Chairman and CEO
April 30, 2019
Dear Shareholders:
First Trust is pleased to provide you with the semi-annual report for the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the “six weeks of madness” sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly, U.S. markets reversed their course, and the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and 16.81%, respectively, for the first quarter of 2019.
By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500® Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index, returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.
Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March; and the U.S. unemployment rate of 3.6% for April is at the lowest level since December of 1969.
Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Heitman Global Prime Real Estate ETF (PRME)
First Trust Heitman Global Prime Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. The Fund is non-diversified. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol “PRME.”
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/19	1 Year Ended 4/30/19	Inception (11/11/15) to 4/30/19	Inception (11/11/15) to 4/30/19
Fund Performance
NAV	10.70%	8.83%	5.29%	19.57%
Market Price	8.65%	9.46%	4.93%	18.14%
Index Performance
FTSE EPRA/NAREIT Developed Index	11.29%	10.63%	7.72%	29.41%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME) (Continued)
Sub-Industry Classification	% of Total Investments
Office REITs	25.9%
Retail REITs	21.9
Industrial REITs	15.1
Residential REITs	12.2
Real Estate Operating Companies	9.5
Diversified Real Estate Activities	6.1
Diversified REITs	5.4
Specialized REITs	2.6
Hotel & Resort REITs	1.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Prologis, Inc.	6.9%
AvalonBay Communities, Inc.	6.2
Equity Residential	6.1
Simon Property Group, Inc.	4.9
Fabege AB	4.6
Rexford Industrial Realty, Inc.	4.2
Inmobiliaria Colonial Socimi S.A.	4.1
Federal Realty Investment Trust	4.1
Boston Properties, Inc.	3.4
Hudson Pacific Properties, Inc.	3.1
Total	47.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through April 30, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	106	5	0	0
11/1/16 – 10/31/17	32	10	0	0
11/1/17 – 10/31/18	35	27	24	36
11/1/18 – 04/30/19	9	4	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	123	8	2	0
11/1/16 – 10/31/17	68	103	31	7
11/1/17 – 10/31/18	39	50	33	8
11/1/18 – 04/30/19	32	53	22	2

Portfolio Management
First Trust Heitman Global Prime Real Estate ETF (PRME)
Semi-Annual Report
April 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Heitman Real Estate Securities LLC, a registered investment advisor (the “Sub-Advisor”) located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub-advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.
Portfolio Management Team
Jerry Ehlinger, CFA – Managing Director of the Sub-Advisor and Lead Portfolio Manager in the Sub-Advisor’s North American Public Real Estate Securities group
John White – Managing Director of Heitman International Real Estate Securities HK Limited and Lead Portfolio Manager in Sub-Advisor’s the Asia-Pacific Public Real Estate Securities group
Jacques Perdrix – Senior Vice President of the Sub-Advisor’s European Public Real Estate Securities group
Andreas Welter – Senior Vice President of the Sub-Advisor’s European Public Real Estate Equity group

First Trust Heitman Global Prime Real Estate ETF (PRME)
Understanding Your Fund Expenses
April 30, 2019 (Unaudited)
As a shareholder of the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Heitman Global Prime Real Estate ETF (PRME)
Actual	$1,000.00	$1,086.50	0.95%	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through April 30, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments
April 30, 2019 (Unaudited)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 83.6%
	Australia – 6.7%
3,905	Dexus	$34,410
4,584	Goodman Group	42,527
10,278	Scentre Group	27,678
20,126	Vicinity Centres	36,037
		140,652
	France – 1.6%
217	Gecina S.A.	32,395
	Hong Kong – 2.4%
58,849	Champion REIT	49,811
	Japan – 5.6%
37	GLP J-REIT	39,791
3	Kenedix Office Investment Corp.	20,064
9	Nippon Building Fund, Inc.	57,929
		117,784
	Multinational – 2.2%
273	Unibail-Rodamco-Westfield	46,925
	Singapore – 2.2%
16,000	CapitaLand Commercial Trust	22,822
16,500	Mapletree Commercial Trust	23,414
		46,236
	Spain – 4.1%
7,867	Inmobiliaria Colonial Socimi S.A.	84,663
	United Kingdom – 4.7%
5,139	British Land (The) Co., PLC	39,805
801	Derwent London PLC	33,111
6,105	Hammerson PLC	25,626
		98,542
	United States – 54.1%
1,058	Acadia Realty Trust	29,878
436	Alexandria Real Estate Equities, Inc.	62,082
636	AvalonBay Communities, Inc.	127,791
511	Boston Properties, Inc.	70,324
1,860	Brookfield Property REIT, Inc.	38,744
2,302	Empire State Realty Trust, Inc., Class A	35,589
120	Equinix, Inc.	54,564
1,646	Equity Residential	125,787
630	Federal Realty Investment Trust	84,326
1,817	Hudson Pacific Properties, Inc.	63,341
758	Kilroy Realty Corp.	58,298
820	Pebblebrook Hotel Trust	26,699
1,855	Prologis, Inc.	142,223
2,315	Rexford Industrial Realty, Inc.	87,715
582	Simon Property Group, Inc.	101,093
Shares	Description	Value

	United States (Continued)
830	Washington Real Estate Investment Trust	$23,439
		1,131,893
	Total Real Estate Investment Trusts	1,748,901
	(Cost $1,629,700)
COMMON STOCKS (a) – 15.5%
	Canada – 2.8%
3,617	First Capital Realty, Inc.	57,642
	Hong Kong – 4.4%
2,726	Sun Hung Kai Properties Ltd.	47,050
11,122	Swire Properties Ltd.	45,156
		92,206
	Japan – 3.8%
1,384	Mitsubishi Estate Co., Ltd.	23,302
1,587	Mitsui Fudosan Co., Ltd.	36,571
531	Sumitomo Realty & Development Co., Ltd.	19,558
		79,431
	Sweden – 4.5%
6,805	Fabege AB	94,474
	Total Common Stocks	323,753
	(Cost $304,100)
	Total Investments – 99.1%	2,072,654
	(Cost $1,933,800) (b)
	Net Other Assets and Liabilities – 0.9%	19,570
	Net Assets – 100.0%	$2,092,224

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $168,447 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,593. The net unrealized appreciation was $138,854.

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments (Continued)
April 30, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Real Estate Investment Trusts*	$ 1,748,901	$ 1,748,901	$ —	$ —
Common Stocks*	323,753	323,753	—	—
Total Investments	$ 2,072,654	$ 2,072,654	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
USD	54.6%
JPY	9.5
EUR	7.9
HKD	6.8
AUD	6.8
GBP	4.8
SEK	4.6
CAD	2.8
SGD	2.2
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Assets and Liabilities
April 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $1,933,800)	$ 2,072,654
Cash	16,347
Foreign currency (Cost $541)	539
Receivables:
Dividends	3,215
Dividend reclaims	1,102
Total Assets	2,093,857
LIABILITIES:
Investment advisory fees payable	1,633
Total Liabilities	1,633
NET ASSETS	$2,092,224
NET ASSETS consist of:
Paid-in capital	$ 2,120,164
Par value	1,000
Accumulated distributable earnings (loss)	(28,940)
NET ASSETS	$2,092,224
NET ASSET VALUE, per share	$20.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	100,002

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Operations
For the Six Months Ended April 30, 2019 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 33,535
Foreign withholding tax	(1,728)
Total investment income	31,807
EXPENSES:
Investment advisory fees	9,348
Total expenses	9,348
NET INVESTMENT INCOME (LOSS)	22,459
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(34,792)
Foreign currency transactions	52
Net realized gain (loss)	(34,740)
Net change in unrealized appreciation (depreciation) on:
Investments	214,330
Foreign currency translation	(8)
Net change in unrealized appreciation (depreciation)	214,322
NET REALIZED AND UNREALIZED GAIN (LOSS)	179,582
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 202,041
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended 10/31/2018
OPERATIONS:
Net investment income (loss)	$ 22,459	$ 64,387
Net realized gain (loss)	(34,740)	(21,873)
Net change in unrealized appreciation (depreciation)	214,322	(93,728)
Net increase (decrease) in net assets resulting from operations	202,041	(51,214)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(21,330)	(73,927)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	1,966,321
Cost of shares redeemed	—	(938,142)
Net increase (decrease) in net assets resulting from shareholder transactions	—	1,028,179
Total increase (decrease) in net assets	180,711	903,038
NET ASSETS:
Beginning of period	1,911,513	1,008,475
End of period	$2,092,224	$1,911,513
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	100,002	50,002
Shares sold	—	100,000
Shares redeemed	—	(50,000)
Shares outstanding, end of period	100,002	100,002

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2019 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2016 (a)
		2018	2017
Net asset value, beginning of period	$ 19.11	$ 20.17	$ 19.67	$ 20.16
Income from investment operations:
Net investment income (loss)	0.22	1.08	0.31	0.40
Net realized and unrealized gain (loss)	1.80	(0.89)	1.13	(0.45)
Total from investment operations	2.02	0.19	1.44	(0.05)
Distributions paid to shareholders from:
Net investment income	(0.21)	(1.25)	(0.94)	(0.44)
Net asset value, end of period	$20.92	$19.11	$20.17	$19.67
Total return (b)	10.70%	0.77%	7.48%	(0.28)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,092	$ 1,912	$ 1,008	$ 984
Ratio of total expenses to average net assets	0.95% (c)	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	2.28% (c)	5.55%	1.51%	2.10% (c)
Portfolio turnover rate (d)	21%	85%	104%	78%

(a)	Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker PRME on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
The Board of Trustees of the Trust has approved a transaction to combine the Fund with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. Pursuant to this transaction, Fund shareholders will become shareholders of FFR. FFR is a series of First Trust Exchange-Traded Fund II, which is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered wih the SEC under the 1940 Act.
In order for the transaction to occur, the shareholders of the Fund must approve the transaction. If approved, shares of the Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate NAV, and Fund shareholders will become shareholders of FFR.
A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.
The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2018, was as follows:

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
Distributions paid from:
Ordinary income	$73,927
Capital gains	—
Return of capital	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$10,432
Accumulated capital and other gain (loss)	(129,936)
Net unrealized appreciation (depreciation)	(90,147)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to federal and state audit. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $129,936 ofnon-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the “Sub-Sub-Advisors”) to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
of the investment of the Fund’s assets and will pay Heitman for its services as the Fund’s sub-advisor. The Sub-Sub-Advisors’ fees are paid by the Sub-Advisor out of its sub-advisory fee. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $409,360 and $424,084, respectively.
For the six months ended April 30, 2019, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $600. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $600. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
April 30, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Long Duration Opportunities ETF (LGOV)

Semi-Annual Report
For the Period
January 22, 2019
(Commencement of Operations)
through April 30, 2019


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2019

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Long Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2019

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the First
Trust Long Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund since its inception on January 22, 2019, to April 30,
2019. We encourage you to read this report carefully and discuss it with your financial advisor.

If you were thinking (and acting) like a long-term investor over the last six months, you were rewarded for your perseverance. As 2018 came to a close, the
"six weeks of madness" sent markets into negative territory for the year, then rallied back in the first quarter of 2019 like a mirror image of the fourth quarter of 2018. Global investors saw the worst quarter since 2011 and the best quarter since 2012, as measured by the MSCI All Country World Index. Similarly,
U.S. markets reversed their course, and the S&P 500(R) Index, the Dow Jones
Industrial Average and the Nasdaq Composite Index returned 13.65%, 11.81% and
16.81%, respectively, for the first quarter of 2019.

By the close on April 30, 2019, U.S. equity markets continued their climb higher as the S&P 500(R) Index was up 18.25%, giving it the best four-month start in the last 30 years. The Federal Reserve provided momentum to the markets by indicating no new rate hikes for the remainder of 2019 and bond markets gained steam as reflected by the Bloomberg Barclays U.S. Aggregate Bond Index,
returning 2.94% for the first quarter of 2019 compared to 1.64% for the fourth quarter of 2018.

Key economic indicators suggest a healthy outlook. The U.S. inflation rate hovers near 2% as it has, on average, for the last decade; a higher than expected U.S. gross domestic product growth rate of 3.2% was reported for March;
and the U.S. unemployment rate of 3.6% for April is at the lowest level since
December of 1969.

Having a long-term perspective when it comes to investing and looking for opportunities when they arise is a drum worth beating, as no one can predict the inevitable ups and downs that occur in the market. We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


FUND PERFORMANCE OVERVIEW (UNAUDITED)

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

The First Trust Long Duration Opportunities ETF's (the "Fund") primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S.
Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds ("ETFs") that principally invest in such securities. The
Fund may purchase mortgage-related securities in "to-be-announced" transactions
("TBA Transactions"), including mortgage dollar rolls.


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                                  TOTAL RETURNS
                                                               Inception (1/22/19)
                                                                   to 4/30/18

FUND PERFORMANCE
NAV                                                                    4.25%
Market Price                                                           4.21%

INDEX PERFORMANCE
ICE BofAML 5+ Year US Treasury Index                                   2.73%
--------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

-----------------------------------------------------------
                                            % OF LONG-TERM
ASSET CLASSIFICATION                        INVESTMENTS(1)
-----------------------------------------------------------
 U.S. Government Agency Mortgage-
    Backed Securities                           70.32%
 U.S. Government Bonds and Notes                25.35
 Exchange-Traded Funds                           4.33
                                               -------
     Total                                     100.00%
                                               =======

-----------------------------------------------------------
                                          % OF TOTAL LONG
                                            FIXED-INCOME
CREDIT QUALITY(2)                        INVESTMENTS & CASH
-----------------------------------------------------------
 Government and Agency                          93.48%
 Not Rated                                       4.23
 Cash                                            2.29
                                               -------
     Total                                     100.00%
                                               =======

-----------------------------------------------------------
                                            % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS(1)
-----------------------------------------------------------
Federal National Mortgage Association,
   Pool TBA, 3.50%, 05/01/41                    10.87%
U.S. Treasury Bond 2.88%, 05/15/43              10.72
U.S. Treasury Bond 2.25%, 08/15/46               9.38
U.S. Treasury Bond 2.75%, 11/15/42               5.25
Federal National Mortgage Association,
   Series 2005-74, Class NZ, 6.00%, 09/25/35     5.24
Federal National Mortgage Association,
   Pool AS8310, 3.00%, 11/01/46                  5.23
iShares 20+ Year Treasury Bond ETF               4.33
Federal National Mortgage Association,
   Series 2018-9, Class PL, 3.50%, 02/25/48      4.15
Government National Mortgage  Association,
   Series 2018-112, Class CG, 3.50%, 08/20/48    4.15
Federal National Mortgage Association,
   Series 2012-93, Class LY, 2.50%, 09/25/42     3.96
                                               -------
     Total                                      63.28%
                                               =======

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
April 30, 2019                                12.36 Years
High - April 30, 2019                         12.36 Years
Low -  March 31, 2019                         11.07 Years

(1)   Percentages are based on the long positions only. Money market funds are excluded.

(2)   The ratings are by Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings.
      Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher.
      The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      U.S. Treasury and U.S. Agency mortgage-backed securities appear under
      "Government and Agency". Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JANUARY 22, 2019 - APRIL 30, 2019

            First Trust Long Duration                 ICE BofAML 5+ Year
                Opportunities ETF                     US Treasury Index
1/22/19              $10,000                              $10,000
4/30/19               10,425                               10,273

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2019

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 23, 2019
(commencement of trading) through April 30, 2019. Shareholders may pay more than
NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
1/23/19 - 4/30/19          47               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
1/23/19 - 4/30/19          21               0               0             0


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2019 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to First Trust Long Duration Opportunities ETF (the "Fund" or "LGOV").
First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER JIM SNYDER - SENIOR
VICE PRESIDENT, PORTFOLIO MANAGER

                                                                          Page 5


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2019 (UNAUDITED)

As a shareholder of First Trust Long Duration Opportunities ETF (the "Fund"),
you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended April 30, 2019.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------------------------------
                                                                                     ANNUALIZED          EXPENSES PAID
                                                                                    EXPENSE RATIO      DURING THE PERIOD
                                               BEGINNING             ENDING         BASED ON THE      JANUARY 22, 2019 (a)
                                             ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS              TO
                                          JANUARY 22, 2019 (a)   APRIL 30, 2019   IN THE PERIOD (b)  APRIL 30, 2019 (b) (c)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
Actual                                         $1,000.00           $1,042.50            0.65%                $1.80
Hypothetical (5% return before expenses)       $1,000.00           $1,021.57            0.65%                $3.26


(a)   Inception date.

(b)   Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.

(c)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January
      22, 2019 through April 30, 2019), multiplied by 99/365. Hypothetical expenses are assumed for the most recent six-month period.


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2019 (UNAUDITED)


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 63.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 42.9%
                  Federal Home Loan Mortgage Corporation
$        300,774     Series 2003-2649, Class IM, IO...............................      7.00%        07/15/33    $       73,483
         264,000     Series 2010-3653, Class UJ...................................      5.00%        04/15/40           305,713
         137,194     Series 2013-4255, Class SN,
                        1 Mo. LIBOR x -2.67 + 12.27% (a)..........................      5.60%        05/15/35           155,520
                  Federal National Mortgage Association
         224,032     Series 2005-69, Class JI, IO.................................      6.00%        08/25/35            55,125
         368,237     Series 2005-74, Class NZ.....................................      6.00%        09/25/35           486,601
       1,435,885     Series 2005-113, Class AI, IO,
                        1 Mo. LIBOR x -1 + 7.23% (a)..............................      4.75%        01/25/36           268,345
         159,204     Series 2008-94, Class JS,
                        1 Mo. LIBOR x -6 + 30.00% (a).............................     15.14%        04/25/36           227,906
         433,000     Series 2012-93, Class LY.....................................      2.50%        09/25/42           367,434
         162,000     Series 2013-3, Class BC......................................      2.50%        12/25/42           158,021
         100,000     Series 2015-34, Class OK, PO.................................       (b)         03/25/44            87,785
         298,685     Series 2016-23, Class PL.....................................      3.00%        11/25/45           275,951
         395,045     Series 2018-9, Class PL......................................      3.50%        02/25/48           385,688
         155,308     Series 2018-94, Class KZ.....................................      4.50%        01/25/49           169,333
          82,222     Series 2018-94, Class LZ.....................................      4.50%        01/25/49            88,081
                  Government National Mortgage Association
         249,246     Series 2009-32, Class ZA.....................................      5.50%        05/20/39           315,112
         896,708     Series 2015-168, Class GI, IO................................      5.50%        02/16/33           212,840
          78,552     Series 2016-63, Class NZ.....................................      3.00%        05/20/46            62,529
         403,000     Series 2018-112, Class CG....................................      3.50%        08/20/48           385,233
         401,605     Series 2018-125, Class KZ....................................      3.50%        09/20/48           364,752
                                                                                                                 --------------
                                                                                                                      4,445,452
                                                                                                                 --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES-- 3.1%
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                     Pass Through Certificates
      15,436,610     Series 2010-K005, Class AX, IO (c)...........................      1.53%        11/25/19            86,548
       8,075,569     Series 2014-K036, Class X1, IO (c)...........................      0.89%        10/25/23           234,913
                                                                                                                 --------------
                                                                                                                        321,461
                                                                                                                 --------------
                  PASS-THROUGH SECURITIES -- 17.0%
                  Federal National Mortgage Association
         488,612     Pool AS8310..................................................      3.00%        11/01/46           485,535
       1,000,000     Pool TBA (d).................................................      3.50%        05/01/41         1,009,121
                  Government National Mortgage Association........................
         252,566     Pool 770005..................................................      4.00%        11/15/33           266,709
                                                                                                                 --------------
                                                                                                                      1,761,365
                                                                                                                 --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................       6,528,278
                  (Cost $6,291,094)                                                                              --------------

U.S. GOVERNMENT BONDS AND NOTES -- 22.7%

         500,000  U.S. Treasury Bond..............................................      2.75%        11/15/42           487,324
       1,000,000  U.S. Treasury Bond..............................................      2.88%        05/15/43           995,078
       1,000,000  U.S. Treasury Bond..............................................      2.25%        08/15/46           871,016
                                                                                                                 --------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES.......................................................        2,353,418
                  (Cost $2,294,819)                                                                              --------------


                        See Notes to Financial Statements                 Page 7


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)


    SHARES                                  DESCRIPTION                                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 3.9%

                  CAPITAL MARKETS -- 3.9%
           3,250  iShares 20+ Year Treasury Bond ETF...........................................................  $      401,863
                                                                                                                 --------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................         401,863
                  (Cost $390,810)                                                                                --------------

MONEY MARKET FUNDS -- 19.6%

       2,028,063  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.32% (e).................................................................................       2,028,063
                  (Cost $2,028,063)                                                                              --------------

                  TOTAL INVESTMENTS -- 109.2%..................................................................      11,311,622
                  (Cost $11,004,786) (f)
                  NET OTHER ASSETS AND LIABILITIES -- (9.2)%...................................................        (953,083)
                                                                                                                 --------------
                  NET ASSETS -- 100.0%.........................................................................  $   10,358,539
                                                                                                                 ==============


FUTURES CONTRACTS AT APRIL 30, 2019 (see Note 2C - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                  UNREALIZED
                                                                                                                 APPRECIATION
                                                                NUMBER OF       EXPIRATION        NOTIONAL      (DEPRECIATION)
            FUTURES CONTRACTS                  POSITION         CONTRACTS          DATE             VALUE            VALUE
-----------------------------------------    -------------    -------------    -------------    -------------    ------------
U.S. 10-Year Ultra Treasury Notes                Long               1            Jun-2019       $    131,781     $        277
U.S. Treasury Long Bond Futures                  Long               1            Jun-2019            147,469             (130)
                                                                                                ------------     ------------
                                                                                                $    279,250     $        147
                                                                                                ============     ============


-----------------------------

(a)   Inverse floating rate security.

(b)   Zero coupon security.

(c)   Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   All or portion of this security is part of a mortgage dollar roll agreement (see Note 2H- Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(e)   Rate shown reflects yield as of April 30, 2019.

(f)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposess. As of April 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $312,977 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,994. The net unrealized appreciation was
      $306,983. The amounts presented are inclusive of derivative contracts.

IO     - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR  - London Interbank Offered Rate
PO     - Principal-Only Security
TBA    - To-Be-Announced Security

Page 8                  See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2019 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30,
2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                      ASSETS TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        4/30/2019          PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
U.S. Government Agency Mortgage-Backed
   Securities......................................   $    6,528,278   $           --   $    6,528,278   $           --
U.S. Government Bonds and Notes....................        2,353,418               --        2,353,418               --
Exchange-Traded Funds*.............................          401,863          401,863               --               --
Money Market Funds.................................        2,028,063        2,028,063               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments..................................       11,311,622        2,429,926        8,881,696               --
Futures Contracts**................................              277              277               --               --
                                                      --------------   --------------   --------------   --------------
Total..............................................   $   11,311,899   $    2,430,203   $    8,881,696   $           --
                                                      ==============   ==============   ==============   ==============

                                                   LIABILITIES TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        4/30/2019          PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Futures Contracts**................................   $         (130)  $       (130)    $           --   $           --
                                                      ==============   ==============   ==============   ==============


*   See Portfolio of Investments for industry breakout.
**  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

                        See Notes to Financial Statements                 Page 9


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2019 (UNAUDITED)


ASSETS:
Investments, at value..................................................      $   11,311,622
Cash...................................................................              99,424
Cash segregated as collateral for open futures contracts...............             118,002
Receivables:
   Interest............................................................              72,607
   Dividends...........................................................               4,525
   Variation margin....................................................                 777
                                                                             --------------
      Total Assets.....................................................          11,606,957
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................           1,242,892
   Investment advisory fees............................................               5,526
                                                                             --------------
      Total Liabilities................................................           1,248,418
                                                                             --------------
NET ASSETS.............................................................      $   10,358,539
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   10,003,550
Par value..............................................................               4,000
Accumulated distributable earnings (loss)..............................             350,989
                                                                             --------------
NET ASSETS.............................................................      $   10,358,539
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        25.90
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             400,002
                                                                             ==============
Investments, at cost...................................................      $   11,004,786
                                                                             ==============


Page 10                  See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 22, 2019 (A) THROUGH APRIL 30, 2019 (UNAUDITED)


INTEREST:
Interest...............................................................      $       64,015
Dividends..............................................................              18,978
                                                                             --------------
   Total investment income.............................................              82,993
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................              17,703
                                                                             --------------
   Total expenses......................................................              17,703
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................              65,290
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................              25,659
   Futures contracts...................................................              17,723
   Purchased options contracts.........................................                 134
                                                                             --------------
Net realized gain (loss)...............................................              43,516
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................             306,836
   Futures contracts...................................................                 147
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................             306,983
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             350,499
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      415,789
                                                                             ==============


(a)   Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 11


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE PERIOD
                                                                          JANUARY 22, 2019 (a)
                                                                                THROUGH
                                                                             APRIL 30, 2019
                                                                              (UNAUDITED)
                                                                          --------------------

OPERATIONS:
Net investment income (loss)...........................................      $       65,290
Net realized gain (loss)...............................................              43,516
Net change in unrealized appreciation (depreciation)...................             306,983
                                                                             --------------
Net increase (decrease) in net assets resulting from operations........             415,789
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................             (64,800)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          10,007,550
Cost of shares redeemed................................................                  --
                                                                             --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................          10,007,550
                                                                             --------------
Total increase (decrease) in net assets................................          10,358,539

NET ASSETS:
Beginning of period....................................................                  --
                                                                             --------------
End of period..........................................................      $   10,358,539
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                  --
Shares sold............................................................             400,002
Shares redeemed........................................................                  --
                                                                             --------------
Shares outstanding, end of period......................................             400,002
                                                                             ==============


(a)   Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 12                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                             PERIOD
                                             ENDED
                                          4/30/2019 (A)
                                          (UNAUDITED)
                                          ------------
Net asset value, beginning of period       $    25.00
                                           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.16
Net realized and unrealized gain (loss)          0.90
                                           ----------
Total from investment operations                 1.06
                                           ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.16)
                                           ----------
Net asset value, end of period             $    25.90
                                           ==========
TOTAL RETURN (b)                                 4.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   10,359
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets (c)                                    0.65% (d)
Ratio of net investment income (loss) to
   average net assets                            2.40% (d)
Portfolio turnover rate (e)                        82% (f)

(a)   Inception date is January 22, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. The ratio does not include these indirect fees and expenses.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions. (f) The portfolio turnover rate not including mortgage dollar rolls was 49%.

                        See Notes to Financial Statements                Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of nine funds that are offering shares. This report covers the First Trust Long Duration Opportunities ETF (the "Fund"), a
non-diversified series of the Trust, which trades under the ticker "LGOV" on the
NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit."
Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds
("ETFs") that principally invest in such securities. The Fund's investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as "pass-through" securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S.
government-sponsored entities (such as FannieMae and FreddieMac). The Fund may purchase government-sponsored mortgage-related securities in "to-be-announced"
transactions ("TBA Transactions"), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust
Advisors L.P. ("First Trust" or the "Advisor"). In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government-sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets a weighted average effective duration of eight or more years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;

            2)    the liquidity conditions in the relevant market and changes thereto;

            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);

            4)    issuer-specific conditions (such as significant credit
                  deterioration); and

            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

       1)   the fundamental business data relating to the issuer;

       2)   an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5)   the credit quality and cash flow of the issuer, based on the
            Advisor's or external analysis;

       6)   the information as to any transactions in or offers for the security;

       7)   the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9)   the quality, value and salability of collateral, if any, securing the security;

      10)   the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

      11)   the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

      12)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2019, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2019, the Fund had no when-issued or delayed-delivery securities. At April 30, 2019, the Fund held $1,009,121 of forward purchase commitments.

C. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

D. OPTIONS CONTRACTS

In the normal course of pursuing its investment objectives, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

                                                                         Page 17

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

As of April 30, 2019, the Fund had no open options contracts.

E. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

H. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as a separate purchase and sale in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

I. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

J. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of April 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.

K. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

L. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

                                                                         Page 19

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal period ended April
30, 2019, were $14,529,651 and $948,183, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal period ended April 30, 2019, were $6,018,983 and $557,020, respectively.

For the fiscal period ended April 30, 2019, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April
30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE      LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
Futures              Interest        Unrealized appreciation                Unrealized depreciation
                     rate risk       on futures contracts*     $277         on futures contracts*     $130


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended April 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                              INTEREST RATE RISK
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Futures contracts                                                    $ 17,723
Purchased options contracts                                               134
Net change in unrealized appreciation (depreciation) on:
Futures contracts                                                         147

For the fiscal period ended April 30, 2019, the notional value of futures contracts opened and closed were $3,779,027 and $3,499,924, respectively.

During the fiscal period ended April 30, 2019, the premiums for purchased options contracts opened were $910 and the premiums for purchased options contracts closed, exercised and expired were $910.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). Due to the nature of the Fund's investments, the
Fund's Creation Units are generally issued and redeemed for cash, although
Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

countries in which the transactions are settled. The Creation Transaction Fee is currently $250. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized
Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $250. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before December 31, 2020.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events, requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 21

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

              NOT FDIC INSURED NOT BANK GUARANTEED MAY LOSE VALUE

                                                                         Page 23

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ADDITIONAL INFORMATION (CONTINUED)
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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the
"Trust"), including the Independent Trustees, unanimously approved the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of First Trust Long Duration Opportunities ETF (the
"Fund"), for an initial two-year term at a meeting held on June 11, 2018. The
Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management
Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate,
First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the
Trust and the Advisor is a reasonable business arrangement from the Fund's perspective.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First
Trust fund complex with diligence and care. The Board considered that the
Advisor will be responsible for the overall management and administration of the
Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that Fund will be an actively-managed ETF not designed to track the performance of an index and considered that the Advisor manages other ETFs with a similar structure in the First Trust fund complex. The Board noted that the Advisor's Mortgage Securities Team will be responsible for the day-to-day management of the Fund and considered the background and experience of the members of the Mortgage Securities Team. The Board considered that the
Advisor applies the same oversight model internally with the Mortgage Securities
Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the
Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. At the meeting, the
Trustees received a presentation from a representative of the Mortgage
Securities Team and were able to ask questions about the proposed investment strategies for the Fund, including the hedging strategy. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a
Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages. Because the
Fund's Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net)
expense ratio of the peer funds in its Peer Group. With respect to the Peer
Group, the Board discussed with representatives of the Advisor how the Peer
Group was assembled and how the Fund compared and differed from the peer funds.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                           APRIL 30, 2019 (UNAUDITED)

The Board took this information into account in considering the peer data. The
Board noted that the Fund's unitary fee rate was in line with the total (net)
expense ratios of comparable actively-managed fixed income ETFs advised by the
Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted that the
Advisor would not utilize soft dollars in connection with its management of the
Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

                                                                         Page 25

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FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Items 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	July 8, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	July 8, 2019

* Print the name and title of each signing officer under his or her signature.